UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2013 ANNUAL REPORT

OCTOBER 31, 2013

LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2013

Dear Shareholders,

Most of the conventional measures people use to gauge the performance of the stock market as a whole are measures of large-cap stocks. The venerable Dow Jones Industrial Average, which has been around in one form or another since 1896, averages the performance of just 30 stocks. The S&P 500 Index has probably surpassed the Dow as the most common referent for the market as a whole; it contains 500 of the largest U.S. stocks.

So when people talk briefly about how the stock market is doing - for instance, the radio headlines in the evening’s rush hour - they’re generally talking about the performance of large caps. But these are hardly the full picture of the equity market, nor are they necessarily even a static benchmark to be measured against. These indexes are changing all the time.

On September 30, 2013, the Dow dropped three laggards - Hewlett-Packard, Bank of America and Alcoa - in favor of Nike, Visa and Goldman Sachs. The changes to the S&P 500 have been even more extensive. Just within the 12 months under review, there were 16 companies moving in and out of the index. There have been 241 changes to the 500 companies in that index since 1999.

That makes comparisons within the large-cap universe trickier than they might seem at first blush. That’s one reason we’re proud of our American Beacon Large Cap Value Fund. Rather than tracking an ever-changing index, our Fund is rooted in the judgment of experienced and respected large-cap managers.

•	For the 12 months ended October 31, 2013, the American Beacon Large Cap Value Fund (Investor Class) returned 30.26%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

    Best Regards,

    Gene L. Needles, Jr.

    President

    American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2013 (Unaudited)

U.S. stocks posted strong results for the year ended October 31, 2013, with the S&P 500 Index rising 27.18% over those 12 months. An improving economy, low interest rates and recovering investor sentiment helped drive the market higher, as well as the Federal Reserve’s continued quantitative easing program. Equity markets shrugged off incessant political stalemates and climbed even when the government shut down for 16 days in October. Meanwhile, robust corporate earnings growth has kept valuations in check despite the appreciation in stock prices. At current prices, the S&P 500 Index’s price-to-earnings ratio based on consensus earnings is in line with its 15-year median, yet the 10-year Treasury yield is 2.6%, well below its 15-year median.

The 12-month period began with a rough patch. During the first two weeks of November 2012, the S&P 500 Index slipped by more than 5%, as the markets reacted nervously to negotiations over the fiscal cliff. But the index quickly rebounded and gained more than 8% between that point and the end of the year, setting the stage for its gains throughout 2013.

The early part of 2013 proved to be very strong. At the end of the first quarter, the S&P 500 Index finally surpassed its pre-crash high, closing at its highest mark since October 2007. The index gained 14.1% between the first of the year and May 21. On that day, though, Federal Reserve chairman Ben Bernanke indicated that the Fed’s asset-purchasing program would be coming to an end at some point. This first mention of the so-called taper sent shock waves through the market. The S&P 500 Index dropped more than 5% in the space of a month.

Subsequently, June broke a seven-month winning streak for both the S&P 500 and the Nasdaq indexes, but the market quickly found its footing and began to rally at that point. Even with the taper-induced drop-off, by the end of June, the S&P 500 Index had posted its best first half of any year since 1998.

This performance was bolstered by a U.S. economy that appears to have formed a sound foundation with no obvious signs of a contraction in the near term. For perspective, each recession in the past 50 years has been preceded by three conditions: 1) an inverted yield curve, 2) a tight labor market and 3) a positive output gap (actual gross domestic product [GDP] expressed as a percentage of potential GDP). None of these conditions are evident today. In fact, the yield curve is steep, there is considerable slack in the labor market, and the output gap is decidedly negative.

Coming off a disappointing fourth quarter of 2012, in which GDP grew at just 0.4%, GDP bounced back to 1.1% growth in the first quarter of 2013, 2.5% in the second quarter and 2.8% in the third quarter. Unemployment continued to drop in a slow but mostly steady fashion, from 7.8% in November 2012 to 7.3% in October 2013. Although this was good news for the larger economy, the falling unemployment rate made some investors nervous, because Chairman Bernanke has indicated that the economy would be healthy enough for him to end quantitative easing once the unemployment rate reached 7.0%.

For the 12 months that ended October 31, 2013, in addition to the robust performance of the S&P 500 Index, the rally was strong in all areas of market capitalization. The Russell Midcap® Index was up 33.79% and the Russell 2000® Index (which represents small-cap stocks) was up 36.28%.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the Large Cap Value Fund (the “Fund”) returned 30.26% for the twelve months ended October 31, 2013. The Fund outperformed the Russell 1000® Value Index (the “Index”) return of 28.29% and the Lipper Large-Cap Value Funds Index return of 28.82% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 10/31/03 through 10/31/13

Total Returns for the Period ended 10/31/2013

	1 Year	5 Years	10 Years	Value of $10,000 10/31/03- 10/31/13
Institutional Class(1,8)	30.70%	15.47%	8.76%	$23,160
Y Class (1, 2, 8)	30.59%	15.38%	8.72%	23,067
Investor Class(1,8)	30.26%	15.05%	8.43%	22,464
Advisor Class(1,3,8)	30.05%	14.89%	8.26%	22,112
Retirement Class (1,4,8)	29.68%	14.58%	8.11%	21,810
A Class with sales charge (1,5,8)	22.52%	13.59%	7.74%	21,069
A Class without sales charge (1,5,8)	30.03%	14.94%	8.38%	22,357
C Class with sales charge (1,6,8)	28.00%	14.36%	8.11%	21,801
C Class without sales charge (1,6,8)	29.00%	14.36%	8.11%	21,801
AMR Class(1,8)	31.00%	15.75%	9.04%	23,762
Lipper Large-Cap Value Funds Index (7)	28.82%	13.90%	7.04%	19,736
Russell 1000 Value Index (7)	28.29%	14.06%	7.81%	21,208

1.	Please note that recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/03 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/03 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/03. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than the actual returns shown for 2005.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 through 5/31/05 and the Advisor Class from 6/1/05 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/03.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. A Class shares have a maximum sales charge of 5.75%.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2013 (Unaudited)

8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.60%, 0.70%, 0.97%, 1.09%, 1.43%, 1.13%, 1.89%, and 0.34%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index.

From a stock selection standpoint, the Fund’s Financials and Energy sectors’ holdings added the most value to performance. In the Financials sector, companies that had the greatest impact on performance included Bank of America (up 51.5%), Lincoln National (up 86.6%) and Unum Group (up 60.2%). In the Energy sector, Exxon Mobil (up 0.5%) added the most relative value due to the Fund owning a much smaller position in the security compared to the Index. Chevron (up 12.4%) and Halliburton (up 66.8%) also contributed to the Fund’s returns. Poor stock selection in the Consumer Staples and Information Technology sectors, detracted relative value. Philip Morris International (up 4.6%), Imperial Tobacco Group (up 4.3%) and Wal-Mart (up 4.0%) hurt relative performance in the Consumer Staples sector. In the Information Technology sector, International Business Machines (down 8.1%) was the largest detractor. Not owning Yahoo, which was up 95.7% in the Index, also negatively impacted performance.

The Fund’s overweight position in Information Technology, the best performing sector in the Index, added relative value through sector allocation. Underweight positions in Utilities, the worst performing sector in the Index, and the Energy sector, also contributed to the Fund’s returns.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)

JPMorgan Chase & Co.		3.7
Wells Fargo & Co.		2.6
Bank of America Corp.		2.2
Pfizer, Inc.		2.1
Microsoft Corp.		2.1
Johnson & Johnson		1.8
WellPoint, Inc.		1.7
Merck & Co., Inc.		1.6
BP plc		1.9
Citigroup		1.9
Total Fund Holdings	184

Sector Allocation (% Equities)

Financials	25.4
Health Care	14.5
Energy	12.5
Industrials	10.7
Information Technology	10.1
Consumer Discretionary	10.1
Consumer Staples	7.8
Utilities	3.8
Telecommunication Services	3.7
Materials	1.0
Manufacturing	0.4

4

American Beacon Large Cap Value FundSM

Fund Expenses

October 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Institutional Class
Actual	$1,000.00	$1,113.39	$3.09
Hypothetical **	$1,000.00	$1,022.28	$2.96
Y Class
Actual	$1,000.00	$1,113.09	$3.52
Hypothetical **	$1,000.00	$1,021.88	$3.36
Investor Class
Actual	$1,000.00	$1,111.53	$4.90
Hypothetical **	$1,000.00	$1,020.57	$4.69
Advisor Class
Actual	$1,000.00	$1,110.68	$5.64
Hypothetical **	$1,000.00	$1,019.86	$5.40
Retirement Class
Actual	$1,000.00	$1,109.27	$6.96
Hypothetical **	$1,000.00	$1,018.60	$6.67
A Class
Actual	$1,000.00	$1,110.49	$5.69
Hypothetical **	$1,000.00	$1,019.81	$5.45
AMR Class
Actual	$1,000.00	$1,114.68	$1.65
Hypothetical **	$1,000.00	$1,023.64	$1.58
C Class
Actual	$1,000.00	$1,105.83	$10.40
Hypothetical **	$1,000.00	$1,015.32	$9.96

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.58%, 0.66%, 0.92%, 1.06%, 1.31%, 1.07%, 1.96% and 0.31% for the Institutional, Y, Investor, Advisor, Retirement, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Large Cap Value Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the, American Beacon Large Cap Value Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2013

6

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 94.95%
CONSUMER DISCRETIONARY - 9.65%
Auto Components - 1.66%
Delphi Automotive PLC F	393,320	$22,498
Johnson Controls, Inc.	2,968,035	136,975
Magna International, Inc., Class A	186,000	15,754

		175,227

Automobiles - 2.83%
General Motors Co.A	3,131,473	115,709
Hertz Global Holdings, Inc.A	3,417,800	78,473
Toyota Motor Corp., ADR B	806,800	104,416

		298,598

Hotels, Restaurants & Leisure - 0.66%
Carnival Corp.	1,685,500	58,402
McDonald’s Corp.	110,025	10,620

		69,022

Household Durables - 0.39%
Stanley Black & Decker, Inc.	518,604	41,016

Leisure Equipment & Products - 0.05%
Hasbro, Inc.	99,787	5,154

Media - 1.86%
Comcast Corp., Class A	883,000	42,013
Comcast Corp. Special Class A	583,710	27,026
Interpublic Group of Cos., Inc.	2,356,800	39,594
McGraw-Hill Cos., Inc.	76,660	5,342
Omnicom Group, Inc.	182,527	12,432
Time Warner Cable, Inc.	385,800	46,353
Viacom, Inc., Class B	110,180	9,177
Walt Disney Co.	204,955	14,058

		195,995

Multiline Retail - 1.89%
Dillard’s, Inc., Class A	379,500	31,111
Kohl’s Corp.	49,542	2,814
Target Corp.	2,545,556	164,927

		198,852

Specialty Retail - 0.31%
Advance Auto Parts, Inc.	65,486	6,495
Lowe’s Cos., Inc.	478,800	23,834
Staples, Inc.	142,537	2,298

		32,627

Total Consumer Discretionary		1,016,491

CONSUMER STAPLES - 7.49%
Beverages - 1.21%
Coca-Cola Enterprises, Inc.	90,600	3,781
Diageo PLC, ADR B	679,616	86,712
Dr Pepper Snapple Group, Inc.	103,510	4,901
Molson Coors Brewing Co., Class B	299,900	16,195
PepsiCo, Inc.	184,800	15,540

		127,129

Food & Drug Retailing - 2.53%
CVS Caremark Corp.	275,643	17,162
Kroger Co.	1,543,100	66,106
Sysco Corp.	1,520,900	49,186
Wal-Mart Stores, Inc.	1,748,060	134,163

		266,617

Food Products - 0.98%
Danone S.A., ADR B	625,450	9,313
General Mills, Inc.	304,475	15,352

	Shares	Fair Value
		(000’s)
Kellogg Co.	440,139	$27,839
Mondelez International, Inc., Class A	939,700	31,611
Nestle S.A., ADR B	266,912	19,327

		103,442

Household Products - 0.06%
Procter & Gamble Co.	72,999	5,895

Tobacco - 2.71%
Altria Group, Inc.	1,421,742	52,931
Imperial Tobacco Group PLC, ADR B,F	912,900	68,458
Lorillard, Inc.	249,840	12,744
Philip Morris International, Inc.	1,698,351	151,358

		285,491

Total Consumer Staples		788,574

ENERGY - 11.93%
Energy Equipment & Services - 0.80%
Halliburton Co.	1,591,700	84,407

Oil & Gas - 11.13%
Apache Corp.	894,721	79,451
BP PLC, ADR B	4,300,940	199,995
Chevron Corp.	593,040	71,141
Cobalt International Energy, Inc.A	2,887,700	67,024
ConocoPhillips	1,207,340	88,498
EOG Resources, Inc.	23,306	4,158
Exxon Mobil Corp.	262,526	23,528
Hess Corp.	859,800	69,816
Kosmos Energy Ltd.A	837,000	8,922
Marathon Oil Corp.	798,600	28,159
Marathon Petroleum Corp.	453,150	32,473
Murphy Oil Corp.	301,500	18,186
Occidental Petroleum Corp.	1,612,378	154,917
Phillips 66	1,275,020	82,150
Royal Dutch Shell PLC, Class B, ADR B,F	1,339,000	93,087
Seadrill Ltd.	1,018,200	47,468
Total S.A., ADR B	1,685,800	103,137

		1,172,110

Total Energy		1,256,517

FINANCIALS - 24.11%
Banks - 4.49%
Bank of America Corp.	16,942,590	236,518
Bank of New York Mellon Corp.	1,495,057	47,543
PNC Financial Services Group, Inc.	1,350,794	99,324
SunTrust Banks, Inc.	2,672,300	89,896

		473,281

Diversified Financials - 12.84%
American Express Co.	1,212,500	99,183
BlackRock, Inc., Class A	33,245	10,000
Blackstone Group LP C	1,474,600	38,752
Capital One Financial Corp.	1,932,600	132,712
Charles Schwab Corp.	2,094,500	47,440
Citigroup, Inc.	4,163,776	203,109
Franklin Resources, Inc.	180,675	9,731
Goldman Sachs Group, Inc.	132,175	21,262
JPMorgan Chase & Co.	7,540,504	388,638
KKR & Co., LP C	1,815,500	39,850
Moody’s Corp.	71,320	5,039
Morgan Stanley	817,800	23,495
Nasdaq OMX Group	115,116	4,079

See accompanying notes

7

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
SLM Corp.	1,778,600	$45,123
State Street Corp.	147,714	10,350
Wells Fargo & Co.	6,406,571	273,497

		1,352,260

Insurance - 6.30%
ACE Ltd.	431,396	41,172
Allstate Corp.	1,250,000	66,325
American International Group, Inc.	2,248,600	116,140
Aon PLC F	125,646	9,937
Berkshire Hathaway, Inc., Class B A	612,575	70,495
Chubb Corp.	76,500	7,044
Hartford Financial Services Group, Inc.	1,335,750	45,015
Lincoln National Corp.	1,018,400	46,246
MetLife, Inc.	2,961,741	140,119
Prudential Financial, Inc.	164,808	13,414
Travelers Cos., Inc.	172,209	14,862
Unum Group	1,697,500	53,879
XL Group PLC F	1,285,300	39,292

		663,940

Real Estate - 0.48%
Hatteras Financial Corp.D	889,600	16,191
Two Harbors Investment Corp.D	3,640,959	33,970

		50,161

Total Financials		2,539,642

HEALTH CARE - 13.81%
Health Care Equipment & Supplies - 1.95%
Covidien PLC F	545,280	34,958
Medtronic, Inc.	2,324,029	133,400
St. Jude Medical, Inc.	147,646	8,473
Thermo Fisher Scientific, Inc.	134,120	13,114
Zimmer Holdings, Inc.	179,900	15,736

		205,681

Health Care Providers & Services - 3.55%
Aetna, Inc.	267,400	16,766
Express Scripts Holding Co.A	136,830	8,555
Humana, Inc.	845,200	77,885
Quest Diagnostics, Inc.	392,942	23,541
UnitedHealth Group, Inc.	997,700	68,103
WellPoint, Inc.	2,110,100	178,936

		373,786

Pharmaceuticals - 8.31%
Abbott Laboratories	327,589	11,973
AbbVie, Inc.	44,029	2,133
AstraZeneca PLC, ADR B,F	906,700	47,928
GlaxoSmithKline PLC, ADR B,F	821,300	43,225
Johnson & Johnson	2,059,371	190,719
Merck & Co., Inc.	3,765,556	169,789
Novartis AG, ADR B	793,300	61,520
Pfizer, Inc.	7,110,607	218,154
Roche Holding AG, ADR B	92,631	6,423
Sanofi, ADR B	2,306,400	123,346
Zoetis, Inc.	9,850	312

		875,522

Total Health Care		1,454,989

INDUSTRIALS - 10.23%
Aerospace & Defense - 3.26%
Boeing Co.	318,900	41,616
General Dynamics Corp.	712,600	61,733
Lockheed Martin Corp.	546,056	72,811

	Shares	Fair Value
		(000’s)
Northrop Grumman Corp.	277,287	$29,811
Raytheon Co.	1,401,600	115,450
United Technologies Corp.	198,085	21,047

		342,468

Air Freight & Couriers - 0.68%
FedEx Corp.	414,100	54,247
United Parcel Service, Inc., Class B	177,100	17,398

		71,645

Commercial Services & Supplies - 0.01%
Dun & Bradstreet Corp.	9,831	1,070

Electrical Equipment - 0.83%
Emerson Electric Co.	1,308,800	87,650

Industrial Conglomerates - 2.21%
3M Co.	164,383	20,688
General Electric Co.	3,248,500	84,916
Honeywell International, Inc.	1,335,368	115,816
Tyco International Ltd.	298,690	10,917

		232,337

Machinery - 3.18%
Caterpillar, Inc.	552,400	46,048
Cummins, Inc.	559,800	71,106
Danaher Corp.	191,387	13,797
Illinois Tool Works, Inc.	453,550	35,735
Joy Global, Inc.	873,300	49,560
PACCAR, Inc.	703,600	39,120
Pentair Ltd.	66,968	4,493
Reliance Steel & Aluminum Co.	495,200	36,293
Xylem, Inc.	1,137,421	39,241

		335,393

Road & Rail - 0.06%
Canadian National Railway Co.	61,488	6,759

Total Industrials		1,077,322

INFORMATION TECHNOLOGY - 9.62%
Communications Equipment - 1.04%
Cisco Systems, Inc.	822,700	18,511
Corning, Inc.	5,337,900	91,224

		109,735

Computers & Peripherals - 3.21%
Apple, Inc.	136,130	71,108
Hewlett-Packard Co.	4,211,069	102,624
International Business Machines Corp.	336,415	60,289
Seagate Technology PLC F	1,353,025	65,865
Western Digital Corp.	542,600	37,781

		337,667

Electronic Equipment & Instruments - 0.31%
Eaton Corp PLC F	134,154	9,466
TE Connectivity Ltd.	456,700	23,515

		32,981

IT Consulting & Services - 0.31%
Accenture PLC, Class A F	283,978	20,872
Fidelity National Information Services, Inc.	59,020	2,877
Fiserv, Inc.A	53,430	5,596
Western Union Co.	188,754	3,213

		32,558

See accompanying notes

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Semiconductor Equipment & Products - 0.86%
Applied Materials, Inc.	1,919,700	$34,267
Intel Corp.	1,288,817	31,486
Texas Instruments, Inc.	583,800	24,566

		90,319

Software - 3.89%
Activision Blizzard, Inc.	3,880,100	64,565
Check Point Software Technologies Ltd.A	578,300	33,553
Microsoft Corp.	6,152,000	217,474
Oracle Corp.	2,832,784	94,898

		410,490

Total Information Technology		1,013,750

MATERIALS - 0.98%
Chemicals - 0.95%
Air Products & Chemicals, Inc.	38,278	4,173
Dow Chemical Co.	1,261,500	49,791
EI du Pont de Nemours & Co.	492,500	30,141
PPG Industries, Inc.	82,908	15,137
Valspar Corp.	14,390	1,007

		100,249

Containers & Packaging - 0.03%
Crown Holdings, Inc.A	72,870	3,177

Total Materials		103,426

TELECOMMUNICATION SERVICES - 3.55%
Diversified Telecommunication Services - 2.19%
AT&T, Inc.	3,879,012	140,421
Verizon Communications, Inc.	1,796,376	90,735

		231,156

Wireless Telecommunication Services - 1.36%
China Mobile Ltd., ADR B	535,100	27,836
Vodafone Group PLC, ADR B,F	3,134,044	115,395

		143,231

Total Telecommunication Services		374,387

UTILITIES - 3.58%
CenterPoint Energy, Inc.	2,704,700	66,536
Duke Energy Corp.	52,570	3,771
Edison International	391,800	19,210
Entergy Corp.	921,000	59,607
Exelon Corp.	2,538,500	72,449
NRG Energy, Inc.	1,546,300	44,116
PPL Corp.	86,176	2,640
Public Service Enterprise Group, Inc.	3,260,276	109,218

Total Utilities		377,547

Total Common Stock (Cost $7,665,801)		10,002,645

PREFERRED STOCK - 0.47%
FINANCIALS - 0.13%
Insurance - 0.05%
Allstate Corp., 1.00%, Due 1/15/2053	207,930	5,024

Real Estate Investment Trusts - 0.08%
Public Storage, Inc., 5.75%, Due 12/31/2049	402,584	8,800

Total Financials		13,824

	Shares	Fair Value
		(000’s)
MANUFACTURING - 0.34%
Aerospace/Defense - 0.01%
United Technologies Corp., 7.50%, Due 8/1/2015	14,770	$935

Auto Manufacturing - 0.33%
General Motors Co., 4.75%, Due 12/1/2013	677,125	34,750

Total Manufacturing		35,685

Total Preferred Stock (Cost $46,266)		49,509

SHORT-TERM INVESTMENTS- 4.47%
American Beacon U.S. Government Money Market Select Fund, Select Class E	45,000,000	45,000
JPMorgan U.S. Government Money Market Fund, Capital Class	425,863,603	425,864

Total Short-Term Investments (Cost $470,864)		470,864

TOTAL INVESTMENTS - 99.89% (Cost $8,182,931)		10,523,018
OTHER ASSETS, NET OF LIABILITIES - 0.11%		11,627

TOTAL NET ASSETS - 100.00%		$10,534,645

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.
C	Limited Partnership.
D	REIT - Real Estate Investment Trust.
E	The Fund is affiliated by having the same investment advisor.
F	PLC - Public Limited Company.

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2013

Futures Contracts Open on October 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Futures	Long	3,637	December, 2013	$318,419	$8,852

				$318,419	$8,852

See accompanying notes

10

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2013 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$10,478,018
Investments in affiliated securities, at fair value B	45,000
Deposit with brokers for futures contracts	14,919
Receivable for investments sold	1,316
Dividends and interest receivable	8,180
Receivable for fund shares sold	8,532
Receivable for tax reclaims	412
Prepaid expenses	221

Total assets	10,556,598

Liabilities:
Payable for variation margin from open futures contracts	1,746
Payable for fund shares redeemed	9,302
Payable under excess expense reimbursement plan (Note 2)	3
Management and investment advisory fees payable	6,918
Administrative service and service fees payable	3,235
Transfer agent fees payable	87
Custody and fund accounting fees payable	181
Professional fees payable	62
Prospectus and shareholder reports fees payable	192
Trustee fees payable	158
Other liabilities	69

Total liabilities	21,953

Net assets	$10,534,645

Analysis of Net Assets:
Paid-in-capital	8,681,713
Undistributed net investment income	128,250
Accumulated net realized loss	(624,258)
Unrealized appreciation of investments	2,340,088
Unrealized appreciation of futures contracts	8,852

Net assets	$10,534,645

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	196,772,491

Y Class	11,942,303

Investor Class	149,317,750

Advisor Class	4,964,117

Retirement Class	162,163

A Class	457,362

C Class	201,420

AMR Class	26,695,282

Net assets (not in thousands):
Institutional Class	$5,428,755,279

Y Class	$327,938,666

Investor Class	$3,899,010,929

Advisor Class	$128,528,036

Retirement Class	$4,132,109

A Class	$11,904,903

C Class	$5,199,605

AMR Class	$729,175,488

See accompanying notes

11

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2013 (in thousands, except share and per share amounts)

Net asset value, offering and redemption price per share:
Institutional Class	$27.59

Y Class	$27.46

Investor Class	$26.11

Advisor Class	$25.89

Retirement Class	$25.48

A Class (offering price $27.62)	$26.03

C Class	$25.81

AMR Class	$27.31

A Cost of investments in unaffiliated securities	$8,137,931
B Cost of investments in affiliated securities	$45,000

See accompanying notes

12

American Beacon Large Cap Value Fund

Statement of Operations

For the year ended October 31, 2013 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$241,379
Dividend income from affiliated securities	17
Interest income	8
Other income	2

Total investment income	241,406

Expenses:
Management and investment advisory fees (Note 2)	21,886
Administrative service fees (Note 2):
Institutional Class	14,003
Y Class	671
Investor Class	10,989
Advisor Class	346
Retirement Class	11
A Class	35
C Class	14
AMR Class	327
Transfer agent fees:
Institutional Class	696
Y Class	1
Investor Class	193
Advisor Class	7
Retirement Class	1
A Class	2
C Class	1
AMR Class	23
Custody and fund accounting fees	998
Professional fees	324
Registration fees and expenses	202
Service fees (Note 2):
Y Class	224
Investor Class	13,189
Advisor Class	289
Retirement Class	9
A Class	13
C Class	5
Distribution fees (Note 2):
Advisor Class	289
Retirement Class	18
A Class	22
C Class	36
Prospectus and shareholder report expenses	251
Insurance fees	58
Trustee fees	629
Other expenses	290

Total expenses	66,052

Net fees recouped by Manager (Note 2)	3

Net expenses	66,055

Net investment income	175,351

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	568,419
Commission recapture (Note 3)	225
Futures contracts	44,888
Change in net unrealized appreciation or (depreciation) from:
Investments	1,646,696
Futures contracts	14,133

Net gain on investments	2,274,361

Net increase in net assets resulting from operations	$2,449,712

A Foreign taxes	$1,866

See accompanying notes

13

American Beacon Large Cap Value Fund

Statement of Changes in Net Assets (in thousands)

	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$175,351	$170,988
Net realized gain from investments and futures contracts	613,532	219,441
Change in net unrealized appreciation from investments and futures contracts	1,660,829	830,976

Net increase in net assets resulting from operations	2,449,712	1,221,405

Distributions to Shareholders:
Net investment income:
Institutional Class	(88,612)	(82,469)
Y Class	(2,997)	(3,555)
Investor Class	(64,236)	(77,449)
Advisor Class	(1,759)	(2,549)
Retirement Class	(57)	(18)
A Class	(126)	(88)
C Class	(35)	(23)
AMR Class	(14,045)	(14,457)

Net distributions to shareholders	(171,867)	(180,608)

Net (decrease) in net assets from capital share transactions	(98,431)	(667,940)

Net increase in net assets	2,179,414	372,857

Net Assets:
Beginning of period	8,355,231	7,982,374

End of Period *	$10,534,645	$8,355,231

* Includes undistributed net investment income of	$128,250	$125,361

See accompanying notes

14

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-seven Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing through an intermediary

Advisor Class	Investors investing through an intermediary

Retirement Class	Investors investing through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

15

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to unaffiliated investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2013 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.23%	$21,886	$17,215	$4,671

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund, 0.40% of the average daily net assets of the A and C Classes of the Fund, and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of its average daily net assets of the Select Funds. During the year ended October 31, 2013, the Manager earned fees from the Select Funds totaling $46,532 on the Fund’s direct investment in the Select Funds.

16

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2013, the Fund participated as a lender by loaning, on average, $7,157,824 for 4 days at an average rate of 0.76% with interest charges of $578. This amount is included as interest income on the Statement of Operations.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2013, the Manager recouped $2,821 of excess carryover expenses expiring in 2014 from the C Class. The carryover of excess expenses potentially reimbursable are $1,444 and $91, expiring in 2014 and 2015, respectively.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2013, Foreside collected $10,699 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2013, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2013, $688 in CDSC fees were collected for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

17

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2013, there were no transfers between levels. As of October 31, 2013, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
Common Stock*	$10,002,645	$—	$—	$10,002,645
Preferred Stock*	49,509	—	—	49,509
Short-Term Investments - Money Markets	470,864	—	—	470,864

Total Investments in Securities	$10,523,018	$—	$—	$10,523,018

Financial Derivative Instruments
Futures Contracts	$8,852	$—	$—	$8,852

*	Refer to the Schedule of Investments for industry information.

18

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

19

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

4. Securities and Other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the six months ended October 31, 2013, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Average Futures Contracts Outstanding
For the Quarter Ended	April 30, 2013	October 31, 2013
Large Cap Value Fund	185	191

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of derivative financial instruments as of October 31, 2013:

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation of futures contracts	Equity Contracts	$8,852

The effect of derivative financial instruments during the year ended October 31, 2013:

Statement of Operations	Derivatives	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$44,888
Change in net unrealized appreciation or (depreciation) from futures contracts	Equity Contracts	14,133

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$88,612	$82,469
Y Class	2,997	3,555
Investor Class	64,236	77,449
Advisor Class	1,759	2,549
Retirement Class	57	18
A Class	126	88
C Class	35	23
AMR Class	14,045	14,457

Total distributions paid	$171,867	$180,608

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

22

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

As of October 31, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$8,368,666
Unrealized appreciation	2,458,818
Unrealized depreciation	(304,466)

Net unrealized appreciation or (depreciation)	2,154,352
Undistributed ordinary income	124,792
Accumulated long-term gain or (loss)	(435,082)
Other temporary differences	8,870

Distributable earnings or (deficits)	$1,852,932

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and reclassifications of income from real estate investment securities.

Due to inherent differences in the recognition of income, expenses and realized gains or losses under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from Section 732 basis adjustments that have been reclassified as of October 31, 2013 (in thousands):

Paid-in-capital	$8
Undistributed net investment income (loss)	(595)
Accumulated net realized gain (loss)	587
Unrealized appreciation or (depreciation) of investments and futures contracts	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

At October 31, 2013 the capital loss carry forward positions that may be applied against realized net taxable gains in each succeeding year or until the expiration date, whichever occurs first, prior to the RIC MOD provisions are $383,787 and $42,443 expiring in 2017 and 2018 respectively. The Fund utilized $527,690 of net capital loss carryovers for the year ended October 31, 2013 (in thousands).

23

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2013, were $3,020,985 and $3,038,986, respectively (in thousands).

A summary of the Fund’s direct transactions in the USG Select Fund for the year ended October 31, 2013 is set forth below (in thousands):

Affiliate	October 31, 2012 Shares/Fair Value	Purchases	Sales	October 31, 2013 Shares/Fair Value	Dividend Income
USG Select Fund	$35,000	$15,000	$5,000	$45,000	$17

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year Ended October 31, 2013

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	40,124	$983,383	9,020	$216,172	29,777	$691,666	1,229	$28,327
Reinvestment of dividends	3,850	84,356	131	2,860	2,959	61,550	83	1,708
Shares redeemed	(28,594)	(694,960)	(1,332)	(33,146)	(61,332)	(1,380,588)	(1,466)	(33,539)

Net increase (decrease) in shares outstanding	15,380	$372,779	7,819	$185,886	(28,596)	$(627,372)	(154)	$(3,504)

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	97	$2,175	225	$5,373	104	$2,465	5,766	$143,403
Reinvestment of dividends	3	57	5	115	1	31	649	14,045
Shares redeemed	(49)	(1,169)	(78)	(1,876)	(25)	(602)	(7,928)	(190,237)

Net increase (decrease) in shares outstanding	51	$1,063	152	$3,612	80	$1,894	(1,513)	$(32,789)

	Totals
	Shares	Amount
Shares sold	86,342	$2,072,964
Reinvestment of dividends	7,681	164,722
Shares redeemed	(100,804)	(2,336,117)

Net increase (decrease) in shares outstanding	(6,781)	$(98,431)

For the Year Ended October 31, 2012

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	38,505	$784,522	2,764	$57,155	26,251	$506,078	1,041	$19,728
Reinvestment of dividends	4,077	75,537	192	3,547	4,246	74,766	143	2,499
Shares redeemed	(39,268)	(795,028)	(5,966)	(126,980)	(61,686)	(1,177,109)	(3,341)	(65,045)

Net increase (decrease) in shares outstanding	3,314	$65,031	(3,010)	$(66,278)	(31,189)	$(596,265)	(2,157)	$(42,818)

24

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2013

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	104	$1,982	171	$3,306	63	$1,219	11,216	$224,730
Reinvestment of dividends	1	18	4	79	1	20	789	14,457
Shares redeemed	(51)	(943)	(89)	(1,684)	(16)	(317)	(14,041)	(270,477)

Net increase (decrease) in shares outstanding	54	$1,057	86	$1,701	48	$922	(2,036)	$(31,290)

	Totals
	Shares	Amount
Shares sold	80,115	$1,598,720
Reinvestment of dividends	9,453	170,923
Shares redeemed	(124,458)	(2,437,583)

Net increase (decrease) in shares outstanding	(34,890)	$(667,940)

25

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class

	Year Ended October 31,
	2013	2012	2011A	2010	2009
Net asset value, beginning of period	$21.58	$18.99	$18.56	$16.32	$15.01

Income from investment operations:
Net investment income	0.50	0.45	0.39	0.32	0.35
Net gains (losses) from investments (both realized and unrealized)	6.00	2.60	0.30	2.22	1.40

Total income (loss) from investment operations	6.50	3.05	0.69	2.54	1.75

Less distributions:
Dividends from net investment income	(0.49)	(0.46)	(0.26)	(0.30)	(0.44)
Distributions from net realized gains on securities	—	—	—	—	—

Total distributions	(0.49)	(0.46)	(0.26)	(0.30)	(0.44)

Net asset value, end of period	$27.59	$21.58	$18.99	$18.56	$16.32

Total return B	30.70%	16.48%	3.69%	15.68%	12.41%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$5,428,755	$3,914,173	$3,380,918	$3,366,011	$2,221,162
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.58%	0.59%	0.58%	0.59%	0.61%
Expenses, net of reimbursements	0.58%	0.59%	0.58%	0.59%	0.61%
Net investment income (loss), before reimbursements	1.99%	2.23%	1.96%	1.73%	2.36%
Net investment income, net of reimbursements	1.99%	2.23%	1.96%	1.73%	2.36%
Portfolio turnover rate	34%	30%	90%	28%	27%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

26

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class
Year Ended October 31,				August 3 to Oct. 31,		Year Ended October 31,
2013	2012	2011A	2010	2009		2013	2012	2011A	2010	2009
$21.47	$18.92	$18.49	$16.32	$15.59		$20.43	$17.99	$17.61	$15.51	$14.29

0.40	0.53	0.37	0.29	0.06		0.39	0.36	0.30	0.23	0.28

6.05	2.50	0.30	2.22	0.67		5.69	2.47	0.29	2.12	1.34

6.45	3.03	0.67	2.51	0.73		6.08	2.83	0.59	2.35	1.62

(0.46)	(0.48)	(0.24)	(0.34)	—		(0.40)	(0.39)	(0.21)	(0.25)	(0.40)

—	—	—	—	—		—	—	—	—	—

(0.46)	(0.48)	(0.24)	(0.34)	—		(0.40)	(0.39)	(0.21)	(0.25)	(0.40)

$27.46	$21.47	$18.92	$18.49	$16.32		$26.11	$20.43	$17.99	$17.61	$15.51

30.59%	16.43%	3.58%	15.50%	4.68	%C	30.26%	16.05%	3.30%	15.27%	11.99%

$327,939	$88,509	$134,968	$2,123	$1		$3,899,011	$3,635,333	$3,761,691	$4,140,584	$3,798,632

0.66%	0.69%	0.69%	0.70%	0.68	%D	0.93%	0.96%	0.95%	0.96%	0.93%
0.66%	0.69%	0.69%	0.70%	0.68	%D	0.93%	0.96%	0.95%	0.96%	0.93%
1.78%	2.12%	1.88%	1.51%	1.58	%D	1.67%	1.89%	1.59%	1.36%	2.05%

1.78%	2.12%	1.88%	1.51%	1.58	%D	1.67%	1.89%	1.59%	1.36%	2.05%
34%	30%	90%	28%	27	%E	34%	30%	90%	28%	27%

27

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class

	Year Ended October 31,
	2013	2012	2011A	2010	2009
Net asset value, beginning of period	$20.25	$17.83	$17.47	$15.39	$14.19

Income from investment operations:
Net investment income (loss)	0.35	0.31	0.27	0.21	0.26
Net gains (losses) from investments (both realized and unrealized)	5.65	2.48	0.28	2.10	1.32

Total income (loss) from investment operations	6.00	2.79	0.55	2.31	1.58

Less distributions:
Dividends from net investment income	(0.36)	(0.37)	(0.19)	(0.23)	(0.38)
Distributions from net realized gains on securities	—	—	—	—	—

Total distributions	(0.36)	(0.37)	(0.19)	(0.23)	(0.38)

Net asset value, end of period	$25.89	$20.25	$17.83	$17.47	$15.39

Total return B	30.05%	15.96%	3.11%	15.14%	11.81%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$128,528	$103,629	$129,739	$128,080	$114,945
Ratios to average net assets (annualized):
Expenses, before recoupments	1.07%	1.08%	1.08%	1.10%	1.12%
Expenses, net of recoupments	1.07%	1.08%	1.08%	1.10%	1.10%
Net investment income (loss), before recoupements	1.52%	1.78%	1.46%	1.23%	1.84%
Net investment income, net of recoupments	1.52%	1.78%	1.46%	1.23%	1.86%
Portfolio turnover rate	34%	30%	90%	28%	27%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

28

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Retirement Class						A Class					C Class
Year Ended October 31,				May 1 to Oct. 31,		Year Ended October 31,			May 17 to Oct. 31,		Year Ended October 31,			Sept. 1 to Oct. 31,
2013	2012	2011A	2010	2009		2013	2012	2011A	2010		2013	2012	2011A	2010
$20.07	$17.74	$17.32	$15.36	$12.66		$20.41	$18.01	$17.61	$16.93		$20.29	$17.95	$17.58	$16.17

0.35	0.28	0.20	0.18	0.08		0.38	0.36	0.24	0.03		0.23	0.22	0.10	(0.01)
5.50	2.42	0.30	2.07	2.62		5.65	2.44	0.31	0.65		5.58	2.42	0.32	1.42

5.85	2.70	0.50	2.25	2.70		6.03	2.80	0.55	0.68		5.81	2.64	0.42	1.41

(0.44)	(0.37)	(0.08)	(0.29)	—		(0.41)	(0.40)	(0.15)	—		(0.29)	(0.30)	(0.05)	—
—	—	—	—	—		—	—	—	—		—	—	—	—

(0.44)	(0.37)	(0.08)	(0.29)	—		(0.41)	(0.40)	(0.15)	—		(0.29)	(0.30)	(0.05)	—

$25.48	$20.07	$17.74	$17.32	$15.36		$26.03	$20.41	$18.01	$17.61		$25.81	$20.29	$17.95	$17.58

29.68%	15.57%	2.86%	14.78%	21.33	%C	30.03%	15.91%	3.12%	4.02	%C	29.00%	14.97%	2.36%	8.72	%C

$4,132	$2,230	$1,019	$2	$1		$11,905	$6,222	$3,942	$814		$5,200	$2,468	$1,329	$38

1.33%	1.42%	1.39%	1.37%	1.37	%D	1.08%	1.12%	1.16%	1.06	%D	1.84%	1.88%	2.54%	2.14	%D
1.33%	1.42%	1.39%	1.37%	1.37	%D	1.08%	1.12%	1.16%	1.06	%D	1.92%	1.87%	1.84%	1.87	%D
1.18%	1.19%	1.06%	0.95%	1.15	%D	1.44%	1.66%	1.37%	1.09	%D	0.68%	0.89%	(0.01)%	(0.76	)%D
1.18%	1.19%	1.06%	0.95%	1.15	%D	1.44%	1.66%	1.37%	1.09	%D	0.60%	0.89%	0.68%	(0.50	)%D
34%	30%	90%	28%	27	%E	34%	30%	90%	28	%F	34%	30%	90%	28	%F

29

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	AMR Class
	Year Ended October 31,
	2013	2012	2011A	2010	2009
Net asset value, beginning of period	$21.36	$18.81	$18.37	$16.14	$14.88

Income from investment operations:
Net investment income	0.57	0.52	0.41	0.34	0.37
Net gains (losses) from investments (both realized and unrealized)	5.92	2.54	0.32	2.22	1.38

Total income (loss) from investment operations	6.49	3.06	0.73	2.56	1.75

Less distributions:
Dividends from net investment income	(0.54)	(0.51)	(0.29)	(0.33)	(0.49)
Distributions from net realized gains on securities	—	—	—	—	—

Total distributions	(0.54)	(0.51)	(0.29)	(0.33)	(0.49)

Net asset value, end of period	$27.31	$21.36	$18.81	$18.37	$16.14

Total return B	31.05%	16.75%	3.94%	16.04%	12.59%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$729,175	$602,667	$568,768	$558,089	$520,799
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.32%	0.33%	0.33%	0.34%	0.36%
Expenses, net of reimbursements	0.32%	0.33%	0.33%	0.34%	0.36%
Net investment income (loss), before reimbursements	2.26%	2.51%	2.21%	1.98%	2.62%
Net investment income, net of reimbursements	2.26%	2.51%	2.21%	1.98%	2.62%
Portfolio turnover rate	34%	30%	90%	28%	27%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

30

American Beacon Funds

Privacy Policy & Federal Tax Information

October 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2013. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2013.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	77.06%
Qualified Dividend Income	100.00%

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

31

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials. For various reasons, a subadvisor may not have provided responses to each requested item. In these instances, the Board considered the materials that were received from such subadvisor. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the firm’s longer-term performance was materially below that of the peer group;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the firm’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

32

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

•	a certification by the firm regarding the reasonable design of its compliance program;

•	a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•	confirmation that the firm is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•	a discussion of whether, due to the firm’s trading activities on behalf of the Funds, the firm would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•	a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund and, as applicable, each subadvisor to a Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•	confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager and individual subadvisors with respect to their allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

33

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for each Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

34

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Large Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Large Cap Value Fund, the Trustees considered the following additional factors: (1) the American Beacon Large Cap Value Fund outperformed the Lipper performance universe median for the one-, three-, five-, and ten-year periods ended March 31, 2013; (2) the Fund outperformed the Lipper performance group median for the one-, three- and five-year periods ended March 31, 2013; (3) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and higher than the median of its Lipper expense group; and (4) the Institutional Class of the Fund was categorized by Morningstar as having a low expense ratio.

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), and Massachusetts Financial Services Company (“MFS”), the Trustees considered the following additional factors: (1) Barrow outperformed the Lipper performance universe median for the three-, five- and ten-year periods ended March 31, 2013, but underperformed for the one-year period; (2) Brandywine outperformed the Lipper performance universe median for the one-, three- and ten-year periods ended March 31, 2013, but underperformed for the five-year period; (3) Hotchkis outperformed the Lipper performance universe median for the one-, three-, five- and ten-year periods ended March 31, 2013; (4) MFS outperformed the Lipper performance universe median for the one-year period ended March 31, 2013; (5) the Manager’s explanation that Brandywine’s underperformance for some of the periods considered was due in part to underperformance in 2008, Brandywine’s defensive position in 2009, and a focus on high quality securities and large capitalization companies in 2011, when these types of investments generally underperformed; (6) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (7) the Manager’s recommendation to continue to retain each subadvisor.

35

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Large Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Large Cap Value Fund.

36

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008)), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

37

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (67)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012)

Paul J. Zucconi, CPA (73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS
Term
One Year
Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary, American Beacon Advisors, Inc. (2008 - present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

38

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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41

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Large Cap Value Fund is a service mark of American Beacon Advisors, Inc.

AR 10/13

American Beacon® FUNDS

2013 ANNUAL REPORT

OCTOBER 31, 2013

SMALL CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2013

Dear Shareholders,

The past year has been a very strong period for small-cap stocks. Even though the larger-cap issues in the S&P 500 Index returned 27.18% in the 12 months under review, the Russell 2000 Index, which represents small-cap companies, beat that figure with room to spare, increasing by an impressive 36.28%.

Since much investing research suggests that, over the long term, small-cap stocks tend to outperform larger-cap stocks, it might be assumed that the past 12 months are the natural order of things. But recent history shows this isn’t the case. In fact, as recently as 2011, while the S&P 500 Index was nudging upward at 2.11%, the Russell 2000 Index was actually losing ground, declining in value by 4.18%.

That illustrates the fact that smaller stocks tend to be more volatile than larger ones. That’s just one reason that we at American Beacon Advisors believe in actively managed funds, where the judgment of seasoned investment professionals can be put to work for your portfolio. That sort of judgment can be even more critical in the realm of small-cap stocks.

•	For the 12 months ended October 31, 2013, the American Beacon Small Cap Value Fund (Investor Class) returned 38.11%.

The Fund boasts six highly regarded sub-advisors, chosen to complement each other’s strategies. That manager diversification is also another factor helping mitigate the inherent volatility of the small-cap arena.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2013 (Unaudited)

U.S. stocks posted strong results for the year ended October 31, 2013, with the S&P 500 Index rising 27.18% over those 12 months. An improving economy, low interest rates and recovering investor sentiment helped drive the market higher, as well as the Federal Reserve’s continued quantitative easing program. Equity markets shrugged off incessant political stalemates and climbed even when the government shut down for 16 days in October. Meanwhile, robust corporate earnings growth has kept valuations in check despite the appreciation in stock prices. At current prices, the S&P 500 Index’s price-to-earnings ratio based on consensus earnings is in line with its 15-year median, yet the 10-year Treasury yield is 2.6%, well below its 15-year median.

The 12-month period began with a rough patch. During the first two weeks of November 2012, the S&P 500 Index slipped by more than 5%, as the markets reacted nervously to negotiations over the fiscal cliff. But the index quickly rebounded and gained more than 8% between that point and the end of the year, setting the stage for its gains throughout 2013.

The early part of 2013 proved to be very strong. At the end of the first quarter, the S&P 500 Index finally surpassed its pre-crash high, closing at its highest mark since October 2007. The index gained 14.1% between the first of the year and May 21. On that day, though, Federal Reserve chairman Ben Bernanke indicated that the Fed’s asset-purchasing program would be coming to an end at some point. This first mention of the so-called taper sent shock waves through the market. The S&P 500 Index dropped more than 5% in the space of a month.

Subsequently, June broke a seven-month winning streak for both the S&P 500 and the Nasdaq indexes, but the market quickly found its footing and began to rally at that point. Even with the taper-induced drop-off, by the end of June, the S&P 500 Index had posted its best first half of any year since 1998.

This performance was bolstered by a U.S. economy that appears to have formed a sound foundation with no obvious signs of a contraction in the near term. For perspective, each recession in the past 50 years has been preceded by three conditions: 1) an inverted yield curve, 2) a tight labor market and 3) a positive output gap (actual gross domestic product [GDP] expressed as a percentage of potential GDP). None of these conditions are evident today. In fact, the yield curve is steep, there is considerable slack in the labor market, and the output gap is decidedly negative.

Coming off a disappointing fourth quarter of 2012, in which GDP grew at just 0.4%, GDP bounced back to 1.1% growth in the first quarter of 2013, 2.5% in the second quarter and 2.8% in the third quarter. Unemployment continued to drop in a slow but mostly steady fashion, from 7.8% in November 2012 to 7.3% in October 2013. Although this was good news for the larger economy, the falling unemployment rate made some investors nervous, because Chairman Bernanke has indicated that the economy would be healthy enough for him to end quantitative easing once the unemployment rate reached 7.0%.

For the 12 months that ended October 31, 2013, in addition to the robust performance of the S&P 500 Index, the rally was strong in all areas of market capitalization. The Russell Midcap® Index was up 33.79% and the Russell 2000® Index (which represents small-cap stocks) was up 36.28%.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the Small Cap Value Fund (the “Fund”) returned 38.11% for the twelve months ended October 31, 2013, outperforming the Russell 2000® Value Index (the “Index”) return of 32.83% and the Lipper Small-Cap Value Funds Index return of 33.56% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/03 through 10/31/13

Total Returns for the Period ended 10/31/2013

	1 Year	5 Years	10 Years	Value of $10,000 10/31/03- 10/31/13
Institutional Class (1,8)	38.59%	19.19%	10.05%	$26,060
Y Class (1,2,8)	38.45%	19.04%	9.98%	25,894
Investor Class (1,8)	38.11%	18.77%	9.72%	25,285
Advisor Class (1,3,8)	37.86%	18.60%	9.50%	24,773
Retirement Class (1,4,8)	37.47%	18.31%	9.36%	24,468
A Class with sales charge (1,5,8)	29.91%	17.21%	9.00%	23,680
A Class without sales Charge (1,5,8)	37.83%	18.62%	9.65%	25,120
C Class with sales charge (1,6,8)	35.88%	18.03%	9.38%	24,510
C Class without sales charge (1,6,8)	36.88%	18.03%	9.38%	24,510
AMR Class (1,8)	38.90%	19.49%	10.33%	26,727
Lipper Small-Cap Value Funds Index (7)	33.56%	17.17%	9.47%	24,722
Russell 2000 Value Index (7)	32.83%	14.84%	8.78%	23,207

1.	Please note the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/03 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
3.	A portion of the fees charged to the Advisor Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Advisor Class from 10/31/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/03.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. The maximum sales charge for A Class is 5.75%.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of the Frank Russell Company. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.92%, 1.01%, 1.28%, 1.42%, 1.73%, 1.54%, 2.31%, and 0.66%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Fund outperformed the Index mostly through stock selection, although sector allocation also added significant value relative to the Index.

Most of the Fund’s excess performance was attributed to holdings in the Financials sector which contributed approximately 215 basis points (2.15%) to relative performance. In the Financials sector, E*Trade Financial (up 102.8%) and Avis Budget Group (up 87.5%) were the largest contributors. Not owning Armour Residential REIT, which was down 32.9% in the Index, also positively impacted performance. Holdings in the Consumer Discretionary, Health Care and Materials sectors, also added relative value. In the Consumer Discretionary sector, Brunswick (up 91.6%) and Quiksilver (up 170.7%) were the largest contributors. Health Management Associates (up 101.5%), HealthSouth (up 61.2%) and Covance (up 83.2%) added the most value to performance in the Health Care sector. In the Materials sector, US Silicia Holdings (up 196.0%) and PolyOne (up 60.3%) contributed most to the Fund’s returns. Not owning Hecla Mining, which was down 52.2% in the Index, also added relative value. Poor stock selection in the Information Technology sector detracted value relative to the Index. Ebix (down 38.7%) was the largest detractor in the Information Technology sector. Not owning MEMC Electronic Materials, also hurt performance.

An overweight in Industrials, one of the better performing sectors in the Index, added relative value through sector allocation. Underweight positions in the Utilities and Financials sectors also contributed to the Fund’s returns.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)

Oshkosh Corp.		0.9
LifePoint Hospitals, Inc.		0.8
First Horizon National Corp.		0.8
HealthSouth Corp.		0.7
Endurance Specialty Holdings Ltd.		0.7
Brunswick Corp.		0.7
Aspen Insurance Holdings Ltd.		0.6
E*Trade Financial Corp.		0.6
Rent-A-Center, Inc.		0.6
Con-way, Inc.		0.6
Total Fund Holdings	511

Sector Allocation (% Equities)

Financials	28.9
Industrials	21.1
Consumer Discretionary	13.7
Information Technology	12.8
Materials	6.6
Health Care	6.6
Energy	6.2
Utilities	2.9
Consumer Staples	0.7
Telecommunication Services	0.4

4

American Beacon Small Cap Value FundSM

Fund Expenses

October 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expense

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Institutional Class
Actual	$1,000.00	$1,179.14	$4.45
Hypothetical **	$1,000.00	$1,021.12	$4.13
Y Class
Actual	$1,000.00	$1,178.39	$4.94
Hypothetical **	$1,000.00	$1,020.67	$4.58
Investor Class
Actual	$1,000.00	$1,176.95	$6.42
Hypothetical **	$1,000.00	$1,019.31	$5.96
Advisor Class
Actual	$1,000.00	$1,176.01	$7.13
Hypothetical **	$1,000.00	$1,018.65	$6.61
Retirement Class
Actual	$1,000.00	$1,173.73	$8.71
Hypothetical **	$1,000.00	$1,017.19	$8.08
A Class
Actual	$1,000.00	$1,175.72	$7.24
Hypothetical **	$1,000.00	$1,018.55	$6.72
AMR Class
Actual	$1,000.00	$1,180.09	$3.02
Hypothetical **	$1,000.00	$1,022.43	$2.80
C Class
Actual	$1,000.00	$1,171.28	$11.33
Hypothetical **	$1,000.00	$1,014.77	$10.51

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.90%, 1.17%, 1.30%, 1.59%, 1.32%, 2.07% and 0.55% for the Institutional, Y, Investor, Advisor, Retirement, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Small Cap Value Fund (one of the funds constituting the American Beacon Funds) (the “Funds”), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Small Cap Value Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2013

6

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 92.94%
CONSUMER DISCRETIONARY - 12.74%
Auto Components - 1.27%
American Axle & Manufacturing Holdings, Inc.A	1,646,109	$30,634
Dana Holding Corp.	1,132,340	22,194
Standard Motor Products, Inc.	68,887	2,491
Tenneco, Inc.A	183,200	9,722

		65,041

Automobiles - 0.83%
Avis Budget Group, Inc.A	932,400	29,212
Hyster-Yale Materials Handling, Inc.	54,452	4,271
Thor Industries, Inc.	157,570	9,141

		42,624

Hotels, Restaurants & Leisure - 0.69%
Brinker International, Inc.	133,295	5,921
CEC Entertainment, Inc.	39,235	1,819
International Speedway Corp., Class A	79,434	2,598
Lakes Entertainment, Inc.A	150,800	632
Orient-Express Hotels Ltd., Class AA	581,940	7,746
Ruby Tuesday, Inc.A	500,100	2,966
Speedway Motorsports, Inc.	103,500	1,890
The Cheesecake Factory, Inc.	250,250	11,823

		35,395

Household Durables - 1.48%
Cavco Industries, Inc.A	59,779	3,501
Ethan Allen Interiors, Inc.	290,070	7,727
Helen of Troy Ltd.A	185,189	8,652
InvenSense, Inc.A B	499,230	8,432
Knoll, Inc.	336,880	5,532
M/I Homes, Inc.A	305,676	6,257
Matthews International Corp., Class A	38,880	1,579
Standard Pacific Corp.A	1,085,420	8,607
Whirlpool Corp.	174,200	25,435

		75,722

Internet & Catalog Retail - 0.05%
Insight Enterprises, Inc.A	116,389	2,452

Leisure Equipment & Products - 0.86%
Brunswick Corp.	781,590	35,274
Callaway Golf Co.	122,120	1,029
LeapFrog Enterprises, Inc.A B	191,800	1,642
Smith & Wesson Holding Corp.A B	187,800	2,024
Sturm Ruger & Co., Inc.B	58,000	3,794

		43,763

Media - 1.66%
Banner Corp.	29,600	1,132
DreamWorks Animation SKG, Inc., Class AA B	198,780	6,806
EW Scripps Co., Class A A	409,100	8,108
John Wiley & Sons, Inc., Class A	322,593	16,223
Meredith Corp.	179,247	9,195
New York Times Co., Class A B	1,077,920	14,908
Valassis Communications, Inc.B	1,031,430	28,221

		84,593

Multiline Retail - 0.39%
Big Lots, Inc.	518,430	18,850
Fred’s, Inc., Class A	79,540	1,289

		20,139

	Shares	Fair Value
		(000’s)
Specialty Retail - 3.70%
Aaron’s, Inc.	128,410	$3,643
America’s Car-Mart, Inc.A	252,750	11,561
Asbury Automotive Group, Inc.A	83,220	3,999
Cato Corp., Class A	226,500	6,788
Children’s Place Retail Stores, Inc.A	193,550	10,566
Express, Inc.	627,970	14,575
Genesco, Inc.A	65,500	4,461
Jos A Bank Clothiers, Inc.A	98,140	4,709
Men’s Wearhouse, Inc.	455,223	19,257
OfficeMax, Inc.	1,050,300	15,734
Penske Automotive Group, Inc.	164,700	6,525
Pep Boys, Inc.A	864,390	11,185
Rent-A-Center, Inc.B	949,718	32,519
Rush Enterprises, Inc., Class AA	485,000	13,881
Sonic Automotive, Inc., Class A	673,440	15,004
Titan Machinery, Inc.A B	410,000	7,232
Zumiez, Inc.A	223,050	6,611

		188,250

Textiles & Apparel - 1.81%
Deckers Outdoor Corp.A B	251,280	17,296
G-III Apparel Group Ltd.A	50,200	2,847
Guess?, Inc.	969,970	30,311
Jones Group, Inc.	364,500	5,664
Oxford Industries, Inc.	96,430	6,921
Quiksilver, Inc.A	1,436,700	11,953
Skechers U.S.A., Inc., Class AA	392,340	11,433
Vera Bradley, Inc.A B	272,850	6,044

		92,469

Total Consumer Discretionary		650,448

CONSUMER STAPLES - 0.68%
Food & Drug Retailing - 0.30%
Andersons, Inc.	46,640	3,460
Casey’s General Stores, Inc.	155,436	11,328
Ingles Markets, Inc., Class A	23,000	594

		15,382

Food Products - 0.31%
Dean Foods Co.	455,620	8,885
Fresh Del Monte Produce, Inc.	150,480	4,001
USANA Health Sciences, Inc.A	37,900	2,586

		15,472

Personal Products - 0.01%
Steiner Leisure Ltd.A	11,700	655

Tobacco - 0.06%
Universal Corp.B	58,400	3,097

Total Consumer Staples		34,606

ENERGY - 5.77%
Energy Equipment & Services - 3.87%
Atwood Oceanics, Inc.A	426,447	22,657
Bristow Group, Inc.	91,740	7,382
Exterran Holdings, Inc.A	197,300	5,633
Gulf Island Fabrication, Inc.	170,870	4,309
Hercules Offshore, Inc.A	398,670	2,711
Key Energy Services, Inc.A	2,603,510	20,359
McDermott International, Inc.A	802,000	5,670
Newpark Resources, Inc.A	1,373,100	17,507
Parker Drilling Co.A	362,400	2,609

See accompanying notes

7

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Patterson-UTI Energy, Inc.	441,800	$10,718
PDC Energy, Inc.A	58,320	3,955
Precision Drilling Corp.B	2,732,000	28,933
RPC, Inc.B	548,800	10,065
SEACOR Holdings, Inc.	58,710	5,742
Superior Energy Services, Inc.A	583,040	15,643
Tesco Corp.A	740,044	12,714
Tidewater, Inc.	148,490	8,942
Unit Corp.A	234,676	12,065

		197,614

Oil & Gas - 1.90%
Berry Petroleum Co., Class A	353,800	16,894
Bill Barrett Corp.A B	146,000	4,040
Cloud Peak Energy, Inc.	582,150	9,087
Comstock Resources, Inc.	111,100	1,901
EPL Oil & Gas, Inc.A	363,500	11,588
Helix Energy Solutions Group, Inc.A	618,600	14,636
Resolute Energy Corp.A	174,800	1,640
Stone Energy Corp.A	149,900	5,226
Synergy Resources Corp.A	726,200	7,523
Ultra Petroleum Corp.A B	210,510	3,865
Western Refining, Inc.B	227,200	7,332
WPX Energy, Inc.A	601,500	13,317

		97,049

Total Energy		294,663

FINANCIALS - 26.90%
Banks - 11.67%
1st Source Corp.	60,700	1,905
Associated Banc-Corp.	1,774,620	28,855
Astoria Financial Corp.	271,800	3,590
Bancorp, Inc.A	356,837	5,770
BancorpSouth, Inc.	458,497	10,133
Bank of Hawaii Corp.	52,100	3,021
Bank of the Ozarks, Inc.	426,250	21,091
BankUnited, Inc.	46,400	1,428
BBCN Bancorp, Inc.	195,100	2,893
Berkshire Hills Bancorp, Inc.	51,898	1,317
BOK Financial Corp.	77,570	4,750
Boston Private Financial Holdings, Inc.	587,110	6,687
Brookline Bancorp, Inc.	794,250	7,045
Cardinal Financial Corp.	265,500	4,381
Cathay General Bancorp	198,960	4,900
Central Pacific Financial Corp.	76,500	1,409
Chemical Financial Corp.	106,330	3,114
City Holding Co.B	35,710	1,625
City National Corp.	366,175	26,405
CoBiz Financial, Inc.	422,227	4,581
Columbia Banking System, Inc.	106,830	2,744
Community Bank System, Inc.	26,230	952
Community Trust Bancorp, Inc.	37,900	1,614
CVB Financial Corp.	844,593	12,280
Dime Community Bancshares, Inc.	86,255	1,411
East West Bancorp, Inc.	359,405	12,108
First Commonwealth Financial Corp.	283,600	2,464
First Financial Bancorp	167,800	2,604
First Horizon National Corp.	3,848,783	40,989
First Interstate Bancsystem, Inc.	214,000	5,374
First Midwest Bancorp, Inc.	827,542	13,762
First Niagara Financial Group, Inc.	1,270,477	14,013
FirstMerit Corp.	601,721	13,515
Flushing Financial Corp.	30,900	621

	Shares	Fair Value
		(000’s)
FNB Corp.	319,630	$3,999
Fulton Financial Corp.	878,365	10,725
Glacier Bancorp, Inc.	449,000	12,406
Hancock Holding Co.	427,813	14,024
Hanmi Financial Corp.	391,700	6,847
Home Federal Bancorp, Inc.	172,900	2,696
Iberiabank Corp.	360,270	21,051
Independent Bank Corp.	49,080	1,761
International Bancshares Corp.	229,017	5,233
Lakeland Financial Corp.	35,410	1,260
MB Financial, Inc.	465,230	13,817
National Penn Bancshares, Inc.	384,277	3,985
NBT Bancorp, Inc.	120,363	2,933
Northwest Bancshares, Inc.	282,190	3,948
Old National Bancorp	255,840	3,720
Pinnacle Financial Partners, Inc.	161,220	4,998
Popular, Inc.A	226,200	5,712
PrivateBancorp, Inc.	192,800	4,697
Prosperity Bancshares, Inc.	421,174	26,302
Provident Financial Services, Inc.	534,580	10,018
Renasant Corp.	62,900	1,804
Republic Bancorp, Inc., Class A	45,800	1,054
S&T Bancorp, Inc.	89,100	2,185
Sandy Spring Bancorp, Inc.	58,700	1,438
State Bank Financial Corp.	861,150	14,691
Sterling Financial Corp.	153,900	4,457
Susquehanna Bancshares, Inc.	466,320	5,496
Synovus Financial Corp.	8,992,870	29,227
Taylor Capital Group, Inc.A	27,000	621
TCF Financial Corp.	158,541	2,407
UMB Financial Corp.	121,240	7,143
Umpqua Holdings Corp.B	398,965	6,531
United Community Banks, Inc.A	326,990	5,098
Valley National BancorpB	1,067,170	10,405
Washington Federal, Inc.	476,260	10,849
Washington Trust Bancorp, Inc.	67,360	2,215
Webster Financial Corp.	900,016	25,101
WesBanco, Inc.	128,543	3,779
Western Alliance BancorpA	532,818	11,269
Wintrust Financial Corp.	462,140	20,108

		595,361

Diversified Financials - 4.02%
Capitol Federal Financial, Inc.	411,650	5,216
Cash America International, Inc.	387,500	15,287
CoreLogic, Inc.A	542,540	18,050
Credit Acceptance Corp.A	69,268	8,194
E*Trade Financial Corp.A	1,928,890	32,619
Encore Capital Group, Inc.A B	244,800	11,958
ExlService Holdings, Inc.A	298,800	8,638
EZCORP, Inc., Class AA	1,010,150	15,890
Federated Investors, Inc., Class BB	238,942	6,480
Global Cash Access Holdings, Inc.A	1,307,600	10,853
Green Dot Corp., Class AA	720,000	15,451
Interactive Brokers Group, Inc., Class A	142,421	2,938
Janus Capital Group, Inc.B	1,924,535	18,995
Nelnet, Inc., Class A	128,804	5,491
NewStar Financial, Inc.A	64,030	1,115
Oritani Financial Corp.	111,800	1,813
Piper Jaffray Cos.A	263,567	9,459
Prospect Capital Corp.B	120,967	1,372
Stifel Financial Corp.A	174,800	7,158
Waddell & Reed Financial, Inc., Class A	71,717	4,429

See accompanying notes

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
World Acceptance Corp.A B	39,580	$4,121

		205,527

Insurance - 7.09%
Allied World Assurance Co. Holdings AG	141,445	15,317
American Equity Investment Life Holding Co.	180,670	3,765
American Financial Group, Inc.	204,535	11,507
Amtrust Financial Services, Inc.B	203,621	7,811
Argo Group International Holdings Ltd.	220,700	9,265
Aspen Insurance Holdings Ltd.	849,780	33,151
Assurant, Inc.	37,900	2,216
Assured Guaranty Ltd.	131,110	2,688
CNO Financial Group, Inc.	1,273,830	19,846
Employers Holdings, Inc.	111,360	3,349
Endurance Specialty Holdings Ltd.	650,670	35,977
Enstar Group Ltd.A	167,943	22,829
FBL Financial Group, Inc., Class A	38,700	1,731
Global Indemnity PLCA,F	434,123	10,692
Hanover Insurance Group, Inc.	197,220	11,545
HCC Insurance Holdings, Inc.	188,860	8,621
Hilltop Holdings, Inc.A	50,000	867
Horace Mann Educators Corp.	533,700	14,783
Infinity Property & Casualty Corp.	43,738	3,000
Kemper Corp.	153,190	5,671
Maiden Capital Financing Trust	166,160	1,819
MBIA, Inc.A	89,300	1,015
Montpelier Re Holdings Ltd.	239,613	6,616
National Western Life Insurance Co., Class A	7,730	1,608
Navigators Group, Inc.A	39,693	2,232
Old Republic International Corp.	431,500	7,245
Platinum Underwriters Holdings Ltd.	196,547	12,223
Primerica, Inc.	95,400	4,097
ProAssurance Corp.	285,910	12,957
Protective Life Corp.	493,650	22,748
Renaissancere Holdings Ltd.	51,000	4,779
RLI Corp.	97,800	9,240
Safety Insurance Group, Inc.	38,030	2,080
Selective Insurance Group, Inc.	123,290	3,239
StanCorp Financial Group, Inc.	31,020	1,827
State Auto Financial Corp.	61,949	1,177
Stewart Information Services Corp.	9,800	307
Symetra Financial Corp.	1,113,865	20,863
United Fire Group, Inc.	40,700	1,290
Validus Holdings Ltd.	249,130	9,836
White Mountains Insurance Group Ltd.	17,204	10,048

		361,877

Real Estate - 4.04%
Acadia Realty TrustC	193,300	5,155
Ashford Hospitality Trust, Inc.C	173,130	2,261
Associated Estates Realty Corp.C	135,480	2,078
Brandywine Realty TrustC	410,555	5,842
Campus Crest Communities, Inc.C	1,268,950	12,702
CapLease, Inc.C	1,191,838	10,131
CBL & Associates Properties, Inc.C	203,115	4,024
Chatham Lodging TrustC	500,000	9,430
Chesapeake Lodging TrustC	535,100	12,612
Colony Financial, Inc.C	480,700	9,725
Corporate Office Properties TrustC	345,920	8,510
EastGroup Properties, Inc.C	129,520	8,245
First Potomac Realty TrustC	267,100	3,283
Forestar Group, Inc.A	86,800	1,938

	Shares	Fair Value
		(000’s)
Getty Realty Corp.C	347,460	$6,664
Granite Real Estate Investment TrustC	145,300	5,010
HFF, Inc., Class A	148,020	3,634
Hospitality Properties TrustC	139,733	4,105
KKR Financial Holdings LLCB D G	195,098	1,933
LaSalle Hotel PropertiesC	755,900	23,471
Mack-Cali Realty Corp.C	185,686	3,818
National Health Investors, Inc.C	146,910	9,185
Pebblebrook Hotel TrustC	338,244	10,215
Pennsylvania Real Estate Investment TrustC	204,845	3,714
RLJ Lodging TrustC	948,050	23,948
Starwood Property Trust, Inc.C	411,950	10,583
Urstadt Biddle Properties, Inc., Class AC	219,300	4,329

		206,545

Real Estate Investment Trusts - 0.08%
Omega Healthcare Investors, Inc.B C	128,935	4,286

Total Financials		1,373,596

HEALTH CARE - 6.12%
Biotechnology - 0.37%
Charles River Laboratories International, Inc.A	118,794	5,846
United Therapeutics Corp.A	149,700	13,251

		19,097

Health Care Equipment & Supplies - 0.77%
Computer Programs and Systems, Inc.	131,390	7,494
CONMED Corp.	59,220	2,148
Fabrinet	86,400	1,446
Globus Medical, Inc., Class AA	253,840	4,874
Hillenbrand, Inc.	78,720	2,221
Hill-Rom Holdings, Inc.	113,934	4,704
ICU Medical, Inc.A	85,820	5,304
Integra LifeSciences Holdings Corp.A	63,885	2,925
Natus Medical, Inc.A	417,720	8,242

		39,358

Health Care Providers & Services - 4.59%
Air Methods Corp.B	228,930	10,009
Allscripts Healthcare Solutions, Inc.	904,060	12,503
Amsurg Corp.A	192,780	8,268
Community Health Systems, Inc.	227,300	9,917
Covance, Inc.A	182,300	16,272
Ensign Group, Inc.	481,249	20,492
Gentiva Health Services, Inc.	75,665	866
Hanger Orthopedic Group, Inc.A	477,840	17,537
Health Management Associates, Inc., Class A	405,600	5,200
HealthSouth Corp.	1,078,470	37,866
Kindred Healthcare, Inc.	308,800	4,286
LifePoint Hospitals, Inc.A	798,710	41,246
Magellan Health Services, Inc.A	76,510	4,491
MAXIMUS, Inc.	137,820	6,677
Omnicell, Inc.A	339,350	7,829
Owens & Minor, Inc.	152,420	5,704
Select Medical Holdings Corp.	172,770	1,465
Triple-S Management Corp., Class BA	126,961	2,261
WellCare Health Plans, Inc.A	318,000	21,204

		234,093

Pharmaceuticals - 0.39%
Jazz Pharmaceuticals PLCA,F	107,400	9,745

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Taro Pharmaceutical Industries Ltd.A	132,800	$10,405

		20,150

Total Health Care		312,698

INDUSTRIALS - 19.63%
Aerospace & Defense - 2.63%
AAR Corp.	222,186	6,506
Aerovironment, Inc.A	746,660	20,242
Aircastle Ltd.	584,586	11,031
Alliant Techsystems, Inc.	196,215	21,362
Curtiss-Wright Corp.	121,852	6,066
Exelis, Inc.	564,700	9,312
Huntington Ingalls Industries, Inc.	346,300	24,777
Moog, Inc., Class AA	270,700	16,169
Triumph Group, Inc.	265,700	19,037

		134,502

Building Products - 2.13%
American Woodmark Corp.A	126,190	4,280
Apogee Enterprises, Inc.	207,617	6,494
Armstrong World Industries, Inc.	193,640	10,346
Crane Co.	417,304	26,500
Drew Industries, Inc.	107,430	5,399
Masonite International Corp.	421,400	20,585
Simpson Manufacturing Co., Inc.	381,325	13,518
Trex Co., Inc.A	281,800	19,788
Universal Forest Products, Inc.	40,100	2,122

		109,032

Commercial Services & Supplies - 5.96%
ABM Industries, Inc.	117,930	3,244
Aceto Corp.	336,950	5,374
Atlas Air Worldwide Holdings, Inc.A	57,600	2,133
Bridgepoint Education, Inc.A	162,500	3,185
Brink’s Co.	178,310	5,599
Convergys Corp.	308,790	6,096
Con-way, Inc.	780,310	32,150
CSG Systems International, Inc.	326,380	9,093
Deluxe Corp.	138,960	6,544
DeVry, Inc.	204,600	7,345
Dun & Bradstreet Corp.	101,600	11,053
Ennis, Inc.	81,580	1,448
Geo Group, Inc.C	330,172	11,645
Global Payments, Inc.	139,100	8,274
Heidrick & Struggles International, Inc.	161,500	2,991
Herman Miller, Inc.	832,890	25,270
Hudson Global, Inc.A	630,300	2,048
Interface, Inc.	567,870	11,499
ITT Educational Services, Inc.B	70,000	2,808
Kelly Services, Inc., Class A	109,800	2,290
Koppers Holdings, Inc.	83,094	3,699
Korn/Ferry InternationalA	1,059,460	25,215
McGrath Rentcorp	221,688	7,908
Mobile Mini, Inc.	605,400	21,867
Monotype Imaging Holdings, Inc.	278,650	7,864
Navigant Consulting, Inc.A	213,443	3,703
PHH Corp.A	807,900	19,430
PHI, Inc.A	31,100	1,238
Pitney Bowes, Inc.B	605,200	12,915
Quad Graphics, Inc.B	81,800	2,856
RR Donnelley & Sons Co.B	544,900	10,119
Steelcase, Inc., Class A	514,492	8,433
TAL International Group, Inc.B	101,480	4,902

	Shares	Fair Value
		(000’s)
TrueBlue, Inc.A	346,940	$8,569
United Stationers Supply Co.	119,600	5,315

		304,122

Construction & Engineering - 1.94%
AECOM Technology Corp.A	302,300	9,607
Aegion Corp.A	589,077	12,076
Comfort Systems USA, Inc.	912,715	17,004
Dycom Industries, Inc.A	650,550	19,289
EMCOR Group, Inc.	62,775	2,326
MYR Group, Inc.A	414,500	10,964
Tutor Perini Corp.	596,977	13,701
URS Corp.	259,760	14,084

		99,051

Diversified Manufacturing - 0.24%
Barnes Group, Inc.	348,122	12,372

Electrical Equipment - 1.53%
Brady Corp., Class A	78,359	2,287
Energy XXI Bermuda Ltd.	173,860	5,052
EnerSys, Inc.	275,025	18,248
General Cable Corp.	275,964	9,087
Geospace Technologies Corp.A	122,121	11,897
Global Power Equipment Group, Inc.	160,210	3,262
Regal-Beloit Corp.	384,220	28,176

		78,009

Industrial Conglomerates - 0.22%
Carlisle Cos., Inc.	42,992	3,125
Chemed Corp.B	96,100	6,517
Standex International Corp.	27,700	1,704

		11,346

Machinery - 3.15%
American Railcar Industries, Inc.B	38,900	1,593
Astec Industries, Inc.	147,360	4,982
CIRCOR International, Inc.	120,900	8,919
Esterline Technologies Corp.A	124,191	9,955
FreightCar America, Inc.	187,660	4,174
Greenbrier Cos., Inc.A	68,000	1,805
ITT Corp.	128,700	5,113
John Bean Technologies Corp.	98,700	2,683
L.B. Foster Co., Class A	19,680	920
Meritor, Inc.A	1,249,000	8,581
Miller Industries, Inc.	231,100	4,331
Oshkosh Corp.	915,100	43,549
SPX Corp.	31,384	2,847
Terex Corp.	726,000	25,374
Titan International, Inc.	1,054,700	15,293
Trinity Industries, Inc.	361,431	18,299
Wabash National Corp.A	205,400	2,395

		160,813

Marine - 0.27%
Gulfmark Offshore, Inc., Class A	66,700	3,320
Matson, Inc.	379,800	10,289

		13,609

Real Estate - 0.25%
Amerco, Inc.	63,690	12,861

Road & Rail - 0.77%
Forward Air Corp.	380,009	15,383
Landstar System, Inc.	125,360	6,931
Ryder System, Inc.	260,615	17,156

		39,470

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Trading Companies & Distributors - 0.54%
Air Lease Corp.	299,600	$8,808
MRC Global, Inc.A	388,400	10,856
WESCO International, Inc.A B	92,600	7,914

		27,578

Total Industrials		1,002,765

INFORMATION TECHNOLOGY - 11.93%
Communications Equipment - 1.87%
Anixter International, Inc.	89,100	7,617
ARRIS Group, Inc.A	1,375,368	24,563
Brocade Communications Systems, Inc.A	2,841,092	22,786
InterDigital, Inc.	396,650	15,370
IxiaA	513,470	7,281
Plantronics, Inc.	122,550	5,262
Symmetricom, Inc.A	315,000	2,259
Verint Systems, Inc.A	286,490	10,463

		95,601

Computers & Peripherals - 0.24%
Lexmark International, Inc., Class A	187,700	6,673
Mercury Systems, Inc.A	580,637	5,353

		12,026

Electronic Equipment & Instruments - 3.34%
Arrow Electronics, Inc.	261,600	12,562
AVX Corp.	505,800	6,702
Benchmark Electronics, Inc.A	176,500	4,012
Celestica, Inc.A	171,185	1,876
Ingram Micro, Inc., Class AA	653,401	15,139
Intersil Corp., Class A	476,600	5,319
Itron, Inc.A	71,371	3,045
Jabil Circuit, Inc.	385,000	8,031
Littelfuse, Inc.	203,300	17,287
Methode Electronics, Inc.	774,500	19,812
Plexus Corp.A	624,825	23,918
Sanmina Corp.A	350,385	5,102
Scansource, Inc.A	69,700	2,681
Tech Data Corp.A	128,804	6,706
TTM Technologies, Inc.A	295,545	2,586
Veeco Instruments, Inc.A	139,320	4,070
Vishay Intertechnology, Inc.A	2,577,610	31,626

		170,474

Internet Software & Services - 0.38%
Netgear, Inc.A	666,200	19,160

IT Consulting & Services - 0.93%
Booz Allen Hamilton Holding Corp.	414,100	8,199
CACI International, Inc., Class AA	75,500	5,434
CIBER, Inc.A	117,200	381
InnerWorkings, Inc.A	108,110	1,035
Mantech International Corp., Class A	128,625	3,594
Sykes Enterprises, Inc.A	198,120	3,709
SYNNEX Corp.A	362,260	22,206
Unisys Corp.A	120,000	3,162

		47,720

Semiconductor Equipment & Products - 3.93%
Advanced Energy Industries, Inc.A	271,840	5,676
ATMI, Inc.A	271,220	7,415
Brooks Automation, Inc.	1,442,900	13,910
Cirrus Logic, Inc.A B	279,590	6,271
Diodes, Inc.A	670,500	16,240
Entropic Communications, Inc.A	1,730,300	7,406

	Shares	Fair Value
		(000’s)
Fairchild Semiconductor International, Inc.A	1,245,400	$15,779
FEI Co.	84,210	7,501
GT Advanced Technologies, Inc.A B	642,640	4,820
International Rectifier Corp.A	172,900	4,502
Kulicke & Soffa Industries, Inc.A	1,274,327	16,440
Micrel, Inc.	186,209	1,713
Microsemi Corp.	180,745	4,542
MKS Instruments, Inc.	267,390	7,925
Omnivision Technologies, Inc.A	839,500	11,761
ON Semiconductor Corp.A	1,742,500	12,302
Photronics, Inc.A	856,000	7,190
PMC - Sierra, Inc.A	755,340	4,434
QLogic Corp.A	923,940	11,411
Semtech Corp.A	303,800	9,451
Teradyne, Inc.A B	1,179,870	20,637
TriQuint Semiconductor, Inc.A	495,000	3,925

		201,251

Software - 1.24%
Cognex Corp.	172,570	5,393
Comverse, Inc.A	192,280	6,072
DST Systems, Inc.	69,210	5,867
Epiq Systems, Inc.	70,329	1,052
FARO Technologies, Inc.A	364,010	17,290
Mentor Graphics Corp.	827,190	18,265
Netscout Systems, Inc.A	327,330	9,270

		63,209

Total Information Technology		609,441

MATERIALS - 6.15%
Chemicals - 2.49%
A. Schulman, Inc.	50,690	1,679
American Vanguard Corp.	563,600	14,710
Cabot Corp.	119,003	5,547
Cytec Industries, Inc.	122,180	10,152
Huntsman Corp.	720,772	16,736
Innophos Holdings, Inc.	125,950	6,313
Innospec, Inc.	64,700	2,980
Landec Corp.A	521,850	6,111
Olin Corp.B	868,540	19,551
PolyOne Corp.	957,400	29,008
Scotts Miracle-Gro Co., Class A	247,900	14,557

		127,344

Containers & Packaging - 0.48%
KapStone Paper and Packaging Corp.	255,872	13,295
Owens-Illinois, Inc.A	350,400	11,139

		24,434

Metals & Mining - 2.84%
Allegheny Technologies, Inc.	300,450	9,945
Allied Nevada Gold Corp.A B	1,327,910	5,418
AMCOL International Corp.	255,908	8,210
AuRico Gold, Inc.B	2,389,600	9,821
Carpenter Technology Corp.	161,320	9,571
Coeur d’Alene Mines Corp.	179,969	2,197
Gibraltar Industries, Inc.A	468,139	7,495
Haynes International, Inc.	112,300	6,053
Horsehead Holding Corp.A	860,400	12,484
Kaiser Aluminum Corp.	219,770	14,823
Materion Corp.	687,200	20,485
Noranda Aluminum Holding Corp.	1,357,600	3,693
Pan American Silver Corp.	224,038	2,377

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
RTI International Metals, Inc.A	86,100	$2,919
Steel Dynamics, Inc.	240,998	4,331
US Silica Holdings, Inc.B	398,350	13,871
Worthington Industries, Inc.	280,810	11,384

		145,077

Paper & Forest Products - 0.34%
Louisiana-Pacific Corp.A	476,540	8,106
Resolute Forest Products, Inc.A	278,900	4,460
Schweitzer-Mauduit International, Inc.	79,400	4,913

		17,479

Total Materials		314,334

TELECOMMUNICATION SERVICES - 0.36%
Diversified Telecommunication Services - 0.16%
EchoStar Corp., Class A A	125,700	6,029
Vonage Holdings Corp.A	588,000	2,193

		8,222

Wireless Telecommunication Services - 0.20%
Iridium Communications, Inc. A,B	143,600	866
Telephone & Data Systems, Inc.	303,263	9,455

		10,321

Total Telecommunication Services		18,543

UTILITIES - 2.66%
Electric - 1.96%
El Paso Electric Co.	301,120	10,590
Great Plains Energy, Inc.	979,210	22,953
Hawaiian Electric Industries, Inc.B	423,590	11,255
IDACORP, Inc.	241,265	12,449
NorthWestern Corp.	174,450	7,997
Ormat Technologies, Inc.B	113,500	2,959
PNM Resources, Inc.	218,910	5,236
Portland General Electric Co.	920,464	26,418
TECO Energy, Inc.	20,935	359

		100,216

Gas - 0.35%
Laclede Group, Inc.	158,030	7,438
WGL Holdings, Inc.	232,230	10,453

		17,891

Multi-Utilities - 0.35%
Avista Corp.	146,030	4,058
Westar Energy, Inc.	431,690	13,646

		17,704

Total Utilities		135,811

Total Common Stock (Cost $3,576,495)		4,746,905

SHORT-TERM INVESTMENTS - 6.22%
American Beacon U.S. Government Money Market Select Fund, Select Class E	20,000,000	20,000
JPMorgan U.S. Government Money Market Fund, Capital Class	297,502,677	297,503

Total Short-Term Investments (Cost $317,503)		317,503

	Shares	Fair Value
		(000’s)
SECURITIES LENDING COLLATERAL - 5.87%
American Beacon U.S. Government Money Market Select Fund, Select Class E	267,629,679	$267,629
DWS Government and Agency Securities Portfolio, Institutional Class	32,053,754	32,054

Total Securities Lending Collateral (Cost $299,683)		299,683

TOTAL INVESTMENTS - 105.03% (Cost $4,193,681)		5,364,091
LIABILITIES, NET OF OTHER ASSETS - (5.03%)		(256,678)

TOTAL NET ASSETS - 100.00%		$5,107,413

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at October 31, 2013.
C	REIT - Real Estate Investment Trust.
D	Limited Liability Company.
E	The Fund is affiliated by having the same investment advisor.
F	PLC - Public Limited Company.
G	Master Limited Partnership.

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2013

Futures Contracts Open on October 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Future	Long	2,748	December, 2013	$301,675	$8,081

				$301,675	$8,081

See accompanying notes

13

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2013 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A C	$5,076,462
Investments in affiliated securities, at fair value B	287,629
Deposit with brokers for futures contracts	11,493
Receivable for investments sold	47,095
Dividends and interest receivable	1,188
Receivable for fund shares sold	8,443
Prepaid expenses	87

Total assets	5,432,397

Liabilities:
Payable for investments purchased	12,799
Payable for variation margin from open futures contracts	2,364
Payable upon return of securities loaned	299,683
Payable for fund shares redeemed	1,452
Payable under excess expense reimbursement plan (Note 2)	—
Foreign currency, at fair value D	6
Management and investment advisory fees payable	6,888
Administrative service and service fees payable	1,350
Transfer agent fees payable	67
Custody and fund accounting fees payable	58
Professional fees payable	41
Prospectus and shareholder reports fees payable	205
Trustee fees payable	40
Other liabilities	31

Total liabilities	324,984

Net assets	$5,107,413

Analysis of Net Assets:
Paid-in-capital	3,498,099
Undistributed net investment income	17,740
Accumulated net realized gain	413,084
Unrealized appreciation of investments	1,170,409
Unrealized appreciation of futures contracts	8,081

Net assets	$5,107,413

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	122,323,085

Y Class	4,417,308

Investor Class	34,251,856

Advisor Class	3,253,317

Retirement Class	392,283

A Class	496,345

C Class	240,446

AMR Class	17,942,253

Net assets (not in thousands):
Institutional Class	$3,430,107,382

Y Class	$122,849,739

Investor Class	$934,041,370

Advisor Class	$88,032,906

Retirement Class	$10,445,612

A Class	$13,417,645

C Class	$6,396,419

AMR Class	$502,121,807

See accompanying notes

14

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2013 (in thousands, except share and per share amounts)

Net asset value, offering and redemption price per share:
Institutional Class	$28.04

Y Class	$27.81

Investor Class	$27.27

Advisor Class	$27.06

Retirement Class	$26.63

A Class (offering price $28.68)	$27.03

C Class	$26.60

AMR Class	$27.99

A Cost of investments in unaffiliated securities	$3,906,052
B Cost of investments in affiliated securities	$287,629
C Fair value of securities on loan	$292,628
D Cost of foreign currency	$(6)

See accompanying notes

15

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2013 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$74,376
Dividend income from affiliated securities	5
Interest income	5
Income derived from securities lending, net	2,261

Total investment income	76,647

Expenses:
Management and investment advisory fees (Note 2)	19,539
Administrative service fees (Note 2):
Institutional Class	8,399
Y Class	213
Investor Class	2,454
Advisor Class	187
Retirement Class	22
A Class	29
C Class	16
AMR Class	195
Transfer agent fees:
Institutional Class	350
Y Class	4
Investor Class	57
Advisor Class	5
Retirement Class	4
A Class	4
C Class	2
AMR Class	9
Custody and fund accounting fees	458
Professional fees	165
Registration fees and expenses	132
Service fees (Note 2):
Y Class	71
Investor Class	2,989
Advisor Class	156
Retirement Class	19
A Class	11
C Class	6
Distribution fees (Note 2):
Advisor Class	156
Retirement Class	37
A Class	18
C Class	40
Prospectus and shareholder report expenses	277
Insurance fees	14
Trustee fees	278
Other expenses	195

Total expenses	36,511

Net fees waived and expenses (reimbursed) or recouped (Note 2)	(3)

Net expenses	36,508

Net investment income	40,139

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	405,345
Commission recapture (Note 3)	121
Foreign currency transactions	6
Futures contracts	44,815
Change in net unrealized appreciation or (depreciation) from:
Investments	830,613
Futures contracts	11,445

Net gain on investments	1,292,345

Net increase in net assets resulting from operations	$1,332,484

A Foreign taxes	$204

See accompanying notes

16

American Beacon Small Cap Value FundSM

Statement of Changes of Net Assets (in thousands)

	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$40,139	$26,394
Net realized gain from investments, futures contracts, and foreign currency transactions	450,287	231,741
Change in net unrealized appreciation from investments, futures contracts, and foreign currency transactions	842,058	125,094

Net increase in net assets resulting from operations	1,332,484	383,229

Distributions to Shareholders:
Net investment income:
Institutional Class	(28,357)	(8,493)
Y Class	(583)	(185)
Investor Class	(6,427)	(197)
Advisor Class	(423)	—
Retirement Class	(46)	(14)
A Class	(41)	(4)
C Class	(11)	—
AMR Class	(4,619)	(2,114)
Net realized gain on investments:
Institutional Class	(61,004)	—
Y Class	(1,275)	—
Investor Class	(20,484)	—
Advisor Class	(1,302)	—
Retirement Class	(190)	—
A Class	(120)	—
C Class	(71)	—
AMR Class	(8,358)	—

Net distributions to shareholders	(133,311)	(11,007)

Net increase (decrease) in net assets from capital share transactions	566,911	(123,312)

Net increase in net assets	1,766,084	248,910

Net Assets:
Beginning of period	3,341,329	3,092,419

End of Period *	$5,107,413	$3,341,329

* Includes undistributed net investment income of	$17,740	$19,858

See accompanying notes

17

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-seven Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing through an intermediary

Advisor Class	Investors investing through an intermediary

Retirement Class	Investors investing through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement,

18

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2013 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.47%	$19,539	$17,208	$2,331

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in Income derived from securities lending and Management and investment advisory fees on the Statement of Operations. During the year ended October 31, 2013, securities lending fees paid to the Manager were $260,101.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund, 0.40% of the average daily net assets of the A and C Classes of the Fund, and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Brokerage Commissions

Affiliated entities of an investment advisor to the Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $12,970 for the year ended October 31, 2013.

19

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Funds. The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended October 31, 2013, the Manager earned fees from the Select Funds totaling $16,888 on the Fund’s direct investment in the Select Funds and $218,552 from the Fund’s securities lending collateral invested in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2013, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2013, the manager contractually reimbursed $2,549 for the A Class and $672 for the C Class. Of these amounts $251 was payable to the Manager at October 31, 2013. The reimbursed expenses will expire in 2016. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability is $5,000 expiring in 2015. The Manager recouped $1 of excess carryover expenses expiring in 2014 from the Y Class. The Fund did not record a liability for potential reimbursements due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2013, Foreside collected $8,573 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2013, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2013, $1,562 in CDSC fees were collected for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

20

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2013, there were no transfers between levels. As of October 31, 2013, the investments were classified as described below (in thousands):

21

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

	Level 1	Level 2	Level 3	Total
Common Stock*	$4,746,905	$—	$—	$4,746,905
Short-Term Investments - Money Markets	317,503	—	—	317,503
Securities Lending Collateral invested in Money Market Funds	299,683	—	—	299,683

Total Investments in Securities	$5,364,091	$—	$—	$5,364,901

Financial Derivative Instruments
Futures Contracts	$8,081	$—	$—	$8,081

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

22

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

4. Securities and Other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the six months ended October 31, 2013, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

23

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Average Futures Contracts Outstanding
For the Quarter Ended	April 30, 2013	October 31, 2013
Small Cap Value Fund	99	119

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of derivative financial instruments as of October 31, 2013:

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation of futures contracts	Equity Contracts	$8,081

The effect of derivative financial instruments during the year ended October 31, 2013:

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$44,815
Change in net unrealized appreciation or (depreciation) from futures contracts	Equity Contracts	11,445

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest

24

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$28,357	$8,493
Y Class	583	185
Investor Class	6,427	197
Advisor Class	423	—
Retirement Class	46	14
A Class	41	4
C Class	11	—
AMR Class	4,619	2,114
Long-Term Capital gain
Institutional Class	61,004	—
Y Class	1,275	—
Investor Class	20,484	—
Advisor Class	1,302	—
Retirement Class	190	—
A Class	120	—
C Class	71	—
AMR Class	8,358	—

Total distributions paid	$133,311	$11,007

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

25

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

As of October 31, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$4,229,436
Unrealized appreciation	1,225,683
Unrealized depreciation	(91,028)

Net unrealized appreciation or (depreciation)	1,134,655
Undistributed ordinary income	138,320
Accumulated long-term gain or (loss)	328,258
Other temporary differences	8,081

Distributable earnings or (deficits)	$1,609,314

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments and reclassifications of income from real estate investment securities.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of foreign currency and income from real estate investment securities as of October 31, 2013 (in thousands):

Paid-in-capital	$(59)
Undistributed net investment income (loss)	(1,750)
Accumulated net realized gain (loss)	1,809
Unrealized appreciation or (depreciation) of investments and futures contracts	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

For the year ended October 31, 2013 the Fund did not have capital loss carryovers.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2013 were $2,213,166 and $1,906,487, respectively (in thousands).

26

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2013 is set forth below (in thousands):

	Affiliate	October 31, 2012 Shares/Fair Value	Purchases	Sales	October 31, 2013 Shares/Fair Value	Dividend Income
Direct	USG Select Fund	$5,000	$15,000	$—	$20,000	$5
Securities Lending	USG Select Fund	155,060	886,178	773,609	267,629	—

9. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2013, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$292,628	$—	$299,683

27

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

Cash collateral is listed in the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year Ended October 31, 2013

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,159	$902,916	3,218	$79,916	8,515	$204,966	1,651	$39,639
Reinvestment of dividends	4,074	87,155	76	1,609	1,280	26,702	83	1,725
Shares redeemed	(22,965)	(558,334)	(743)	(18,501)	(12,103)	(280,730)	(678)	(15,889)

Net increase (decrease) in shares outstanding	18,268	$431,737	2,551	$63,024	(2,308)	$(49,062)	1,056	$25,475

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	241	$5,651	379	$9,237	137	$3,248	6,574	$163,072
Reinvestment of dividends	12	236	8	151	4	80	609	12,977
Shares redeemed	(178)	(3,948)	(90)	(2,136)	(17)	(396)	(3,840)	(92,435)

Net increase in shares outstanding	75	$1,939	297	$7,252	124	$2,932	3,343	$83,614

	Totals
	Shares	Amount
Shares sold	57,874	$1,408,645
Reinvestment of dividends	6,146	130,635
Shares redeemed	(40,614)	(972,369)

Net increase in shares outstanding	23,406	$566,911

For the Year Ended October 31, 2012

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	23,720	$479,712	849	$16,953	6,070	$119,765	1,164	$22,488
Reinvestment of dividends	434	8,287	10	185	10	194	—	—
Shares redeemed	(18,398)	(371,650)	(560)	(11,286)	(15,772)	(310,055)	(786)	(15,262)

Net increase (decrease) in shares outstanding	5,756	$116,349	299	$5,852	(9,692)	$(190,096)	378	$7,226

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	273	$5,134	157	$3,079	68	$1,319	7,278	$139,525
Reinvestment of dividends	1	14	—	4	—	—	111	2,114
Shares redeemed	(57)	(1,121)	(57)	(1,158)	(13)	(260)	(10,896)	(211,293)

Net increase (decrease) in shares outstanding	217	$4,027	100	$1,925	55	$1,059	(3,507)	$(69,654)

28

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2013

	Totals
	Shares	Amount
Shares sold	39,579	$787,975
Reinvestment of dividends	566	10,798
Shares redeemed	(46,539)	(922,085)

Net decrease in shares outstanding	(6,394)	$(123,312)

29

American Beacon Small Cap Value Fund SM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,				August 3 to Oct. 31,
	2013	2012	2011A	2010	2009	2013	2012	2011A	2010	2009
Net asset value, beginning of period	$21.04	$18.75	$17.84	$14.39	$12.53	$20.89	$18.66	$17.76	$14.37	$14.03

Income from investment operations:
Net investment income (loss)	0.25	0.17	0.08	0.08	0.10	0.22	0.15	0.06	0.14	0.00
Net gains (losses) from investments (both realized and unrealized)	7.60	2.20	0.92	3.46	1.96	7.55	2.19	0.92	3.36	0.34

Total income (loss) from investment operations	7.85	2.37	1.00	3.54	2.06	7.77	2.34	0.98	3.50	0.34

Less distributions:
Dividends from net investment income	(0.27)	(0.08)	(0.09)	(0.09)	(0.20)	(0.27)	(0.11)	(0.08)	(0.11)	—
Distributions from net realized gains on securities	(0.58)	—	—	—	—	(0.58)	—	—	—	—

Total distributions	(0.85)	(0.08)	(0.09)	(0.09)	(0.20)	(0.85)	(0.11)	(0.08)	(0.11)	—

Net asset value, end of period	$28.04	$21.04	$18.75	$17.84	$14.39	$27.81	$20.89	$18.66	$17.76	$14.37

Total return B	38.59%	12.71%	5.57%	24.71%	16.97%	38.45%	12.58%	5.49%	24.44%	2.42	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,430,107	$2,189,761	$1,843,285	$1,470,084	$1,040,805	$122,850	$38,982	$29,234	$931	$1
Ratios to average net assets:
Expenses before (reimbursements) or recoupments	0.82%	0.82%	0.82%	0.81%	0.84%	0.91%	0.91%	0.94%	0.91%	1.11	%C
Expenses, net of (reimbursements) or recoupments	0.82%	0.82%	0.82%	0.81%	0.84%	0.91%	0.91%	0.94%	0.91%	1.11	%C
Net investment income (loss), before (reimbursements) or recoupments	1.01%	0.87%	0.47%	0.52%	0.87%	0.74%	0.77%	0.30%	0.39%	0.03	%C
Net investment income (loss), net of (reimbursements) or recoupments	1.01%	0.87%	0.47%	0.52%	0.87%	0.74%	0.77%	0.30%	0.39%	0.03	%C
Portfolio turnover rate	48%	51%	59%	59%	61%	48%	51%	59%	59%	61	%D

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
E	Not annualized.

30

American Beacon Small Cap Value Fund SM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					Advisor Class
Year Ended October 31,					Year Ended October 31,
2013	2012	2011A	2010	2009	2013	2012	2011A	2010	2009
$20.47	$18.23	$17.40	$14.05	$12.22	$20.35	$18.15	$17.33	$13.97	$12.13

0.18	0.11	0.02	0.03	0.08	0.14	0.06	(0.01)	0.01	0.06

7.38	2.13	0.88	3.37	1.91	7.34	2.14	0.89	3.35	1.90

7.56	2.24	0.90	3.40	1.99	7.48	2.20	0.88	3.36	1.96

(0.18)	0.00	(0.07)	(0.05)	(0.16)	(0.19)	—	(0.06)	—	(0.12)
(0.58)	—	—	—	—	(0.58)	—	—	—	—

(0.76)	0.00	(0.07)	(0.05)	(0.16)	(0.77)	—	(0.06)	—	(0.12)

$27.27	$20.47	$18.23	$17.40	$14.05	$27.06	$20.35	$18.15	$17.33	$13.97

38.11%	12.31%	5.20%	24.21%	16.59%	37.93%	12.12%	5.07%	24.05%	16.41%

$934,041	$748,550	$843,400	$911,737	$719,239	$88,033	$44,731	$33,032	$32,295	$28,333

1.18%	1.18%	1.17%	1.18%	1.15%	1.31%	1.32%	1.32%	1.32%	1.34%

1.18%	1.18%	1.17%	1.18%	1.15%	1.31%	1.32%	1.32%	1.32%	1.31%

0.73%	0.51%	0.12%	0.17%	0.59%	0.46%	0.35%	(0.02)%	0.03%	0.44%

0.73%	0.51%	0.12%	0.17%	0.59%	0.46%	0.35%	(0.02)%	0.03%	0.48%
48%	51%	59%	59%	61%	48%	51%	59%	59%	61%

31

American Beacon Small Cap Value Fund SM

Financial Highlights

(For a share outstanding throughout the period)

	Retirement Class						A Class
	Year Ended October 31,				May 1 to Oct. 31,		Year Ended October 31,			May 17 to Oct. 31,
	2013	2012	2011A	2010	2009		2013	2012	2011A	2010
Net asset value, beginning of period	$20.05	$18.01	$17.23	$13.95	$11.58		$20.35	$18.19	$17.39	$17.33

Income from investment operations:
Net investment income (loss)	0.09	0.06	0.02	0.04	(0.02)		0.16	0.08	0.03	0.00
Net gains (losses) from investments (both realized and unrealized)	7.21	2.05	0.81	3.28	2.39		7.30	2.12	0.83	0.06

Total income (loss) from investment operations	7.30	2.11	0.83	3.32	2.37		7.46	2.20	0.86	0.06

Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.05)	(0.04)	—		(0.20)	(0.04)	(0.06)	—
Distributions from net realized gains on securities	(0.58)	—	—	—	—		(0.58)	—	—	—

Total distributions	(0.72)	(0.07)	(0.05)	(0.04)	—		(0.78)	(0.04)	(0.06)	—

Net asset value, end of period	$26.63	$20.05	$18.01	$17.23	$13.95		$27.03	$20.35	$18.19	$17.39

Total return B	37.52%	11.77%	4.79%	23.82%	20.47	%E	37.83%	12.11%	4.92%	0.35	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$10,446	$6,366	$1,817	$360	$1		$13,418	$4,064	$1,822	$18
Ratios to average net assets:
Expenses before reimbursements	1.60%	1.63%	1.62%	1.54%	1.53	%C	1.35%	1.44%	1.57%	1.28	%C
Expenses, net of reimbursements	1.60%	1.63%	1.62%	1.54%	1.53	%C	1.32%	1.34%	1.57%	1.28	%C
Net investment income (loss), before reimbursements	0.29%	0.02%	(0.35)%	(0.20)%	(0.28	)%C	0.30%	0.21%	(0.32)%	0.01	%C
Net investment income (loss), net of reimbursements	0.29%	0.02%	(0.35)%	(0.20)%	(0.28	)%C	0.34%	0.32%	(0.32)%	0.01	%C
Portfolio turnover rate	48%	51%	59%	59%	61	%D	48%	51%	59%	59	%F

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
E	Not annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

32

American Beacon Small Cap Value Fund SM

Financial Highlights

(For a share outstanding throughout the period)

C Class					AMR Class
Year Ended October 31,			Sept. 1 to Oct. 31,		Year Ended October 31,
2013	2012	2011A	2010		2013	2012	2011A	2010	2009
$20.07	$18.04	$17.37	$15.62		$21.00	$18.71	$17.76	$14.32	$12.48

0.03	(0.03)	(0.04)	(0.01)		0.23	0.34	0.13	0.18	0.11
7.17	2.06	0.74	1.76		7.66	2.08	0.92	3.38	1.97

7.20	2.03	0.70	1.75		7.89	2.42	1.05	3.56	2.08

(0.09)	—	(0.03)	—		(0.32)	(0.13)	(0.10)	(0.12)	(0.24)
(0.58)	—	—	—		(0.58)	—	—	—	—

(0.67)	—	(0.03)	—		(0.90)	(0.13)	(0.10)	(0.12)	(0.24)

$26.60	$20.07	$18.04	$17.37		$27.99	$21.00	$18.71	$17.76	$14.32

36.88%	11.25%	4.06%	11.20	%E	38.95%	13.00%	5.85%	25.00%	17.30%

$6,396	$2,330	$1,106	$6		$502,122	$306,545	$338,723	$320,715	$271,066

2.09%	2.21%	2.60%	2.69	%C	0.56%	0.56%	0.56%	0.57%	0.59%
2.07%	2.10%	2.60%	2.10	%C	0.56%	0.56%	0.56%	0.57%	0.59%
(0.41)%	(0.54)%	(1.36)%	(1.86	)%C	1.26%	1.14%	0.72%	0.76%	1.11%
(0.39)%	(0.43)%	(1.36)%	(1.28	)%C	1.26%	1.14%	0.72%	0.76%	1.11%
48%	51%	59%	59	%F	48%	51%	59%	59%	61%

33

American Beacon Funds SM

Privacy Policy and Federal Tax Information

October 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2013. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2013.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	79.14%
Qualified Dividend Income	100.00%

The Small Cap Value Fund designated $92,808,449 as long term capital gains distributions for the year ended October 31, 2013.

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

34

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials. For various reasons, a subadvisor may not have provided responses to each requested item. In these instances, the Board considered the materials that were received from such subadvisor. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the firm’s longer-term performance was materially below that of the peer group;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the firm’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and/or proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

35

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•	a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•	confirmation that the firm is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•	a discussion of whether, due to the firm’s trading activities on behalf of the Funds, the firm would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•	a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund and, as applicable, each subadvisor to a Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•	confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager and individual subadvisors with respect to their allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

36

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for each Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

37

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

In analyzing the cost of services for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Small Cap Value Fund, the Trustees considered the following additional factors: (1) the American Beacon Small Cap Value Fund outperformed the Lipper performance universe median for the one-, three-, five- and ten-year periods ended March 31, 2013; (2) the Fund outperformed the Lipper performance group median for the one- and three-year periods ended March 31, 2013 and had performance equal to the peer group median for the five-year period; (3) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (4) the Institutional Class of the Fund was categorized by Morningstar as having a low expense ratio.

38

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, MeWhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Dreman Value Management, LLC (“Dreman”), Hotchkis and Wiley Capital Management LLC (“Hotchkis”), Opus Capital Group, LLC (“Opus”), and The Boston Company Asset Management, LLC (“TBC”) , the Trustees considered the following additional factors: (1) Barrow and TBC each outperformed the Lipper performance universe median for the one-, three- and five-year periods ended March 31, 2013; (2) Brandywine outperformed the Lipper performance universe median for the one- and three-year periods ended March 31, 2013, but underperformed for the five- and ten-year periods; (3) Dreman underperformed the Lipper performance universe median for the one-year period ended March 31, 2013; (4) Hotchkis outperformed the Lipper performance universe median for the one-, three-, five- and ten-year periods ended March 31, 2013; (5) Opus underperformed the Lipper performance universe median for the one-, three- and five-year periods ended March 31, 2013; (6) the Manager’s explanation that Brandywine’s underperformance was due in part to its underperformance compared to its peers in 2009 when it focused on small capitalization companies with earnings which generally underperformed those with negative earnings or no earnings that year, and Brandywine’s underperformance in 2010 and 2012 significantly impacted period results; (7) the Manager’s explanation that Opus’ underperformance was due to the underperformance of its portfolio in 2009 when companies with negative earnings or no earnings performed better than companies with positive earnings and during 2012 when Opus’ high quality investment approach was not favored by the market, though this approach historically has provided long-term outperformance and downside protection and the Manager’s belief that the portfolio is currently well positioned to outperform when the strategy returns to favor; (8) the Manager’s explanation that Dreman’s underperformance was due primarily to its underperformance in 2012; (9) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (10) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Small Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Small Cap Value Fund.

39

Trustees and Officers of the American Beacon Funds

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008)), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

40

Trustees and Officers of the American Beacon Funds SM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (67)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS
Term
One Year

Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary, American Beacon Advisors, Inc. (2008 – present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

41

Trustees and Officers of the American Beacon Funds SM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor and Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/13

American Beacon® FUNDS

2013 ANNUAL REPORT

OCTOBER 31, 2013

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Emerging Markets Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign securities are heightened when investing in emerging markets. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

The International Equity Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2013

Dear Shareholders,

The biggest single change in the life of the global stock markets over the past 12 months may have stemmed from a U.S. event: Ben Bernanke’s announcement in May that the Federal Reserve would begin considering how to end its monthly asset purchases. International stocks, particularly those in emerging markets, went into a prolonged sell-off, not just because of concerns about the strength of the U.S. stock market but concerns about rising interest rates as well.

But the recent changes in emerging markets go beyond the taper, and may simply reflect maturing economies. As Ruchir Sharma of Morgan Stanley Investment Management (a sub-advisor to the American Beacon Emerging Markets Fund) points out in his book Breakout Nations, boom economies begin to slow from 9% to 10% annual growth down to 5% or 6% when their per capita income reaches a middle-class level. Currently, a middle-class income in emerging markets is about $4,000 a year.

The economies of the BRIC countries – Brazil, Russia, India, China – may be slowing down now because of that middle-class barrier. Though these countries have been driving the emerging markets for the past decade, the global economy could be turning a corner now, with new economies stepping up to fuel the world’s growth.

We believe it takes a seasoned hand to navigate the complexities of an ever-changing global economy. That’s why we have some of the world’s most respected international asset managers as sub-advisors to the American Beacon International Equity Fund and the American Beacon Emerging Markets Fund.

For the 12 months ended October 31, 2013:

•	The American Beacon Emerging Markets Fund (Investor Class) returned 7.89%.

•	The American Beacon International Equity Fund (Investor Class) returned 27.73%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

Emerging Markets Overview

October 31, 2013 (Unaudited)

For the 12-month period that ended October 31, 2013, emerging markets trailed their developed market counterparts. However, starting in August, emerging markets outperformed developed-market equities for three months in a row, as measured by the MSCI Emerging Markets Index and the MSCI World Index, respectively. For the 12-month period as a whole, the MSCI Emerging Markets Index increased by 6.53% (in U.S. dollars).

Within emerging markets, a key contributor to performance at the end of 2012 had been the decidedly more positive tone of economic data from China, which alleviated concerns that the world’s second-largest economy would succumb to a sharp slowdown. The country’s manufacturing sector continued to expand, consumer confidence remained stable and both retail sales and electricity generation were on the rise, providing more evidence that China’s recovery would extend into 2013. Notable reforms also continued in India, where select industries were opened up to foreign investment, creating a more promising long-term market environment.

The rally carried through to the beginning of 2013, helped by news that reinforced the global economic recovery. Headlines from Europe were encouraging, but sentiment was later tempered when a hotly contested bailout of the Cypriot financial system added to fears that the eurozone’s debt crisis could be deepening. Meanwhile, China’s manufacturing sector extended its recovery, albeit at a mild pace, strengthening hopes for a more robust economy as the country completed a key leadership transition. By the end of the first quarter, India’s central bank cut rates and offered very dovish rhetoric for continued easing despite higher inflation, which negatively affected the market.

By the second quarter, volatility set in as investors pondered the end of the easy-money era. In May, when U.S. Federal Reserve chairman Ben Bernanke indicated that the central bank could begin winding down its bond-buying programs, the 10-year Treasury yield spiked. This caused the carry trade, which had supported emerging-market equities and currencies, to unwind quickly. Countries with sizable current account deficits and some dependency on foreign investment to fund such a profile were hit hardest – particularly India, Indonesia, Brazil, South Africa and Turkey.

Eventually, selling pressure abated toward the end of the summer due to a number of positive factors. Supportive signs included relatively consistent data supporting a reacceleration of China’s economy, fairly aggressive government policy responses in some of the markets with the weakest currencies, including India, Indonesia and Turkey, and the U.S. Federal Reserve stepping back from its plan to begin tapering its quantitative-easing policy. At the same time, the broader global economic outlook also improved, with economies in the U.S., Japan and Europe showing signs of growth.

2

American Beacon Emerging Markets FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the Emerging Markets Fund (the “Fund”) returned 7.89% for the twelve months ended October 31, 2013. The Fund outperformed the MSCI Emerging Markets Index (the “Index”) return of 6.53% and the Lipper Emerging Markets Funds Index return of 7.83% for the period.

Comparison of Change in Value of a $10,000 Investment

For The Period From 10/31/03 Through 10/31/13

Total Returns for the Period ended 10/31/13

	1 Year	5 Years	10 Years	Value of $10,000 10/31/03- 10/31/13
Institutional Class (1,6)	8.39%	14.21%	11.26%	$29,058
Y Class (1,2,6)	8.22%	14.09%	11.20%	28,911
Investor Class (1,6)	7.89%	13.77%	10.88%	28,090
A Class with sales charge (1,3,6)	1.72%	12.41%	10.22%	28,064
A Class without sales charge (1,3,6)	7.94%	13.75%	10.87%	26,459
C Class with sales charge (1,4,6)	6.06%	13.21%	10.61	27,403
C Class without sales charge (1,4,6)	7.06%	13.21%	10.61%	27,403
AMR Class (1,6)	8.34%	14.29%	11.44%	29,542
MSCI Emg Mkts Index (5)	6.53%	15.34%	12.41%	32,228
Lipper Emg Mkts Funds Index (5)	7.83%	15.39%	11.99%	31,029

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/03 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. The maximum sales charge for A Class is 5.75%.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
5.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 1.51%, 1.73%, 1.85%, 2.02%, 3.75%, and 1.25%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the twelve-month period due to stock selection, as country allocation detracted from relative performance for the period.

Stock selections in China and Brazil added value during the period, offsetting the impact of poor selections in Mexico and India. In China, investments in Sinotrans Ltd. (up 64.0%) and Guangzhou Automobile Group (up 84.1%) benefited the Fund. In Brazil, the Fund added value through investment in TIM Participacoes S.A. (up 49.7%). Detractors in Mexico included Desarrolladora Homex SAB (down 91.4%) and Urbi Desarrollos Urbanos SAB (down 85.4%), both of which were held for less than the full twelve-month period. Detractors in India included Indian Oil Corp Ltd. (down 29.9%).

3

American Beacon Emerging Markets FundSM

Performance Overview

October 31, 2013 (Unaudited)

Relative contribution from country allocation was negative for the twelve-month period, as a result of underweighting Taiwan (up 18.1%) and overweighting Brazil (down 1.5%). Underweighting Chile (down 14.6%) – the second-worst performing country in the Index – benefited relative performance during the period.

The Fund’s basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectations.

Top Ten Holdings (% Net Assets)

Petroleo Brasileiro S.A.		3.2
Gazprom OAO		2.0
China Mobile Ltd.		1.9
KB Financial Group, Inc.		1.7
Banco Santander Brasil S.A.		1.6
POSCO		1.5
Erste Group Bank AG		1.3
Lukoil OAO		1.2
Samsung Electronics Co. Ltd.		3.9
Shinhan Financial Group Co. Ltd.		1.5
Total Fund Holdings	299

Sector Allocation (% Equities)

Financials	25.8
Information Technology	11.9
Consumer Discretionary	10.2
Energy	10.2
Industrials	9.7
Telecommunication Services	9.3
Materials	8.8
Consumer Staples	7.8
Utilities	3.7
Health Care	2.2
Private Placement	0.4

Country Allocation (% Equities)

Hong Kong/China	19.0
South Korea	18.9
Brazil	15.4
India	9.4
Taiwan	6.0
Russia	5.5
Mexico	4.3
Turkey	2.4
Thailand	2.4
Poland	2.3
South Africa	2.2
Austria	1.6
Malaysia	1.6
Philippines	1.4
Indonesia	1.3
Czech Republic	1.2
Hungary	0.9
United Kingdom	0.6
Singapore	0.5
Peru	0.5
Chile	0.4
Switzerland	0.3
Netherlands	0.3
Colombia	0.3
Egypt	0.3
Qatar	0.2
Argentina	0.2
Spain	0.2
Japan	0.2
United States	0.1
United Arab Emirates	0.1

4

American Beacon Emerging Markets FundSM

Fund Expenses

October 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional

Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Institutional Class
Actual	$1,000.00	$1,017.59	$6.87
Hypothetical **	$1,000.00	$1,018.40	$6.87
Y Class
Actual	$1,000.00	$1,016.64	$7.37
Hypothetical **	$1,000.00	$1,017.90	$7.38
Investor Class
Actual	$1,000.00	$1,015.32	$9.09
Hypothetical **	$1,000.00	$1,016.18	$9.10
A Class
Actual	$1,000.00	$1,015.35	$9.04
Hypothetical **	$1,000.00	$1,016.23	$9.05
AMR Class
Actual	$1,000.00	$1,017.44	$7.17
Hypothetical **	$1,000.00	$1,018.10	$7.17
C Class
Actual	$1,000.00	$1,011.11	$12.88
Hypothetical **	$1,000.00	$1,012.40	$12.88

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.35%, 1.45%, 1.79%, 1.78%, 2.54% and 1.41% for the Institutional, Y, Investor, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

International Equity Market Overview

October 31, 2013 (Unaudited)

The 12-month period through October 31, 2013, marked a time in which most international equity markets rose significantly. A number of macroeconomic events moved markets higher during the period as supportive monetary policy and improving investor sentiment overcame still-muted economic growth.

The beginning of the review period coincided with the onset of new political cycles in economies representing more than half of global economic output. U.S. president Barack Obama won a second term in the White House, senior Communist Party member Xi Jinping was tapped to lead China’s top decision-making body and Shinzo Abe won Japan’s general election, returning to the prime minister’s office.

In Japan, the newly elected prime minister vowed to tackle deflation and economic weakness, bolstering expectations. Japan’s stock market was the pacesetter for the rest of the developed world after Abe took office and the subsequent implementation of an aggressive monetary policy. The temporary resolution of the U.S. fiscal cliff – a combination of tax increases and spending cuts – also buoyed markets into the new year.

Later in 2013, the eurozone’s economy finally expanded after the longest recession since the adoption of the euro, and in Japan, equities were supported by quantitative easing policies coupled with efforts to devalue the yen and combat deflation. However, slowing growth in China and messaging from U.S. policymakers about tapering the bond-buying program were poorly received by markets during the latter part of the second quarter.

In the third quarter and through October, equities advanced globally, supported by better economic data in Europe and Asia. In the United States, the much-discussed quantitative easing taper did not occur, leading to strong stock market performance and better gross domestic product numbers. In Europe, German chancellor Angela Merkel won re-election in a show of support for the austerity and growth measures she has spearheaded in response to Europe’s sovereign debt crisis.

Despite tempered economic growth, it was a strong period for stock markets in the developed world. The MSCI EAFE Index rose by 26.9% in the 12 months ended October 31, 2013, as every country and region represented in the MSCI World Index was positive (when measured in U.S. dollars) for the period, with the exception of Israel, which fell 0.3%.

6

American Beacon International Equity FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the International Equity Fund (the “Fund”) returned 27.73% for the twelve months ended October 31, 2013. The Fund outperformed the MSCI EAFE Index (the “Index”) return of 26.88% and the Lipper International Funds Index return of 24.92% for the period.

Comparison of Change in Value of a $10,000 Investment

For The Period From 10/31/03 Through 10/31/13

Total Returns for the Period ended 10/31/13

	1 Year	5 Years	10 Years	Value of $10,000 10/31/03- 10/31/13
Institutional Class (1,8)	28.14%	13.22%	8.41%	$22,418
Y Class (1,2,8)	28.04%	13.13%	8.37%	22,332
Investor Class (1,8)	27.73%	12.83%	8.08%	21,751
Advisor Class (1,3,8)	27.51%	12.57%	7.82%	21,224
Retirement Class (1,4,8)	27.22%	12.45%	7.76%	21,114
A Class with sales charge (1,5,8)	20.16%	11.38%	7.38%	20,383
A Class without sales charge (1,5,8)	27.51%	12.71%	8.02%	21,632
C Class with sales charge (1,6,8)	25.56%	12.15%	7.75%	21,099
C Class without sales charge (1,6,8)	26.56%	12.15%	7.75%	21,099
AMR Class (1,8)	28.56%	13.50%	8.69%	23,016
Lipper Int’l. Funds Index (7)	24.92%	12.63%	8.20%	21,987
MSCI EAFE Index (7)	26.88%	11.99%	7.71%	21,025

1.	Please note the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/03 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
3.	A portion of the fees charged to the Advisor Class of the Fund was waived through 2007. Performance prior to waiving fees was lower than the actual returns shown for periods through 2007.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by Advisor Class from 10/31/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/03.
5.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. The maximum sales charge for A Class is 5.75%.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.73%, 0.81%, 1.10%, 1.32%, 6.41%, 1.30%, 2.13%, and 0.46%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the twelve-month period due to stock selection, as country allocation detracted from relative performance.

7

American Beacon International Equity FundSM

Performance Overview

October 31, 2013 (Unaudited)

Stock selections in the United Kingdom and the Netherlands contributed to the Fund’s relative outperformance. Within the United Kingdom, the Fund added value through investments in Lloyds Banking Group PLC (up 88.8%) and Aviva PLC (up 41.2%). In the Netherlands, Reed Elsevier NV (up 54.5%) and SBM Offshore NV (up 63.2%) benefited relative performance for the period. Stock selections in Japan lagged during the period, including Softbank Corp. (up 41.1%) and Sony Financial Holdings Inc. (down 24.7%). Both stocks were held for less than the full twelve-month period.

From a country allocation perspective, the Fund lost value through overweighting non-Index constituents South Korea and Canada (up 12.7% and 6.0%, respectively), and underweighting Japan (up 34.0%). Underweighting Australia (up 15.5%) contributed positively to relative performance for the year.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)

Novartis AG Reg		2.5
Sanofi		2.5
BNP Paribas		2.3
Lloyds Banking Group PLC		2.0
Bayer AG Reg		2.0
Royal Dutch Shell PLC		1.9
Akzo Nobel		1.7
Siemens AG Reg		1.5
Toyota Motor Corp.		1.4
British American Tobacco plc		1.5
Total Fund Holdings	162
Sector Allocation (% Equities)

Financials	22.7
Consumer Discretionary	15.7
Industrials	12.7
Health Care	11.5
Energy	10.8
Materials	8.2
Consumer Staples	6.8
Telecommunication Services	5.4
Information Technology	4.9
Utilities	1.4

Country Allocation (% Equities)

United Kingdom	23.8
France	12.6
Japan	12.4
Germany	11.0
Switzerland	8.3
Netherlands	6.9
Sweden	3.4
Spain	2.8
South Korea	2.7
Singapore	2.5
Italy	2.4
Canada	2.3
Hong Kong/China	1.7
Belgium	1.3
Norway	1.3
Ireland	1.0
Australia	0.9
Finland	0.7
Luxembourg	0.6
Portugal	0.5
Denmark	0.4
Austria	0.3
Greece	0.2

8

American Beacon International Equity FundSM

Fund Expenses

October 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Institutional Class
Actual	$1,000.00	$1,132.61	$3.92
Hypothetical **	$1,000.00	$1,021.53	$3.72
Y Class
Actual	$1,000.00	$1,132.21	$4.68
Hypothetical **	$1,000.00	$1,020.82	$4.43
Investor Class
Actual	$1,000.00	$1,130.98	$5.80
Hypothetical **	$1,000.00	$1,019.76	$5.50
Advisor Class
Actual	$1,000.00	$1,129.86	$6.50
Hypothetical **	$1,000.00	$1,019.11	$6.16
Retirement Class
Actual	$1,000.00	$1,128.71	$7.89
Hypothetical **	$1,000.00	$1,017.80	$7.48
A Class
Actual	$1,000.00	$1,129.89	$6.71
Hypothetical **	$1,000.00	$1,018.90	$6.36
AMR Class
Actual	$1,000.00	$1,134.81	$2.42
Hypothetical **	$1,000.00	$1,022.94	$2.29
C Class
Actual	$1,000.00	$1,125.42	$10.66
Hypothetical **	$1,000.00	$1,015.17	$10.11

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.73%, 0.87%, 1.08%, 1.21%, 1.47%, 1.25%, 1.99% and 0.45% for the Institutional, Y, Investor, Advisor, Retirement, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Emerging Markets Fund and American Beacon International Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Emerging Markets Fund and American Beacon International Equity Fund (two of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Emerging Markets Fund and American Beacon International Equity Fund at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2013

10

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Argentina - 0.21%
Preferred Stocks - (Cost $365)
Nortel Inversora S.A., Class B, ADR A	12,460	$268

Austria - 1.54%
Common Stocks - (Cost $1,945)
Erste Group Bank AG	46,986	1,657
Vienna Insurance Group AG	5,774	306

Total Austria		1,963

Brazil - 14.50%
Common Stocks - (Cost $18,390)
Banco Bradesco S.A.	28,650	459
Banco do Brasil S.A.	81,190	1,078
Banco Santander Brasil S.A., ADRA	298,350	2,068
Brasil Insurance Participacoes e Administracao S.A.	31,600	288
BRF - Brasil Foods S.A.	36,674	861
CCR S.A.	33,651	280
Centrais Eletricas Brasileiras S.A., ADRA B	135,270	427
Cia de Saneamento Basico do Estado de Sao Paulo, ADRA	28,260	300
Diagnosticos da America S.A.	55,600	285
EDP - Energias do Brasil S.A.	66,800	382
Embraer S.A., ADRA	34,580	1,016
Gerdau S.A., ADRA	19,150	152
Grupo BTG Pactual	10,400	139
JBS S.A.	114,900	413
Magnesita Refratarios S.A.	67,600	188
Marfrig Alimentos S.A.	172,800	351
Petroleo Brasileiro S.A., ADRA B	117,390	2,047
Petroleo Brasileiro S.A., A Shares, ADRA B	78,999	1,435
Petroleo Brasileiro S.A.B	24,160	211
Raia Drogasil S.A.B	15,025	110
Sul America S.A.	26,243	192
Telefonica Brasil S.A., ADRA	53,215	1,180
TIM Participacoes S.A.	233,300	1,189
Ultrapar Participacoes S.A.	10,372	276
Vale S.A., ADRA	27,860	446
Viver Incorporadora e Construtora S.A.B	431,588	58

Total Common Stocks		15,831

Preferred Stocks - (Cost $2,154)
Banco Bradesco S.A.	36,496	526
Companhia de Bebidas, ADRA	13,001	484
Gerdau S.A.	23,500	185
Itau Unibanco Holding S.A.	9,110	141
Itau Unibanco Holding S.A., ADRA	51,938	799
Petroleo Brasileiro S.A.B	42,625	389

Total Preferred Stocks		2,524

Convertible Preferred Bond - (Cost $116)
Viver Incorporadora e Construtora S.A.B F	270,118	145

Total Brazil		18,500

	Shares	Fair Value
		(000’s)
Chile - 0.35%
Common Stocks - (Cost $476)
S.A.C.I. Falabella	44,469	$443

Colombia - 0.23%
Common Stocks - (Cost $212)
Grupo de Inversiones Suramericana S.A.	10,467	207
Preferred Stocks - (Cost $97)
Grupo de Inversiones Suramericana S.A.	4,700	93

Total Colombia		300

Czech Republic - 1.09%
Common Stocks - (Cost $1,391)
Komercni Banka A.S.	1,868	464
Telefonica Czech Republic A.S.	56,930	928

Total Czech Republic		1,392

Egypt - 0.31%
Common Stocks - (Cost $392)
Eastern Tobacco B	26,280	393

Hong Kong/China - 17.91%
Common Stocks - (Cost $22,817)
Ajisen China Holdings Ltd.	384,000	403
Anhui Conch Cement Co., Ltd. H	153,000	535
Asia Cement China Holdings Corp.	91,500	50
AsiaInfo-Linkage, Inc.B	69,810	810
Bank of China Ltd. H	1,691,000	794
Beijing Capital International Airport Co. Ltd. H	562,000	395
Beijing Enterprises Holdings Ltd.	18,000	147
Bosideng International Holdings Ltd.	3,552,000	816
Chaoda Modern Agriculture Holdings Ltd.F	2,200,000	253
China Communications Services Corp. Ltd. H	338,000	209
China Construction Bank H	1,699,325	1,320
China Life Insurance Co., Ltd. H	136,000	361
China Mengniu Dairy Co., Ltd.	61,000	267
China Mobile Ltd.	233,500	2,452
China Oilfield Services Ltd. H	102,000	285
China Overseas Grand Oceans Group Ltd.	53,000	63
China Overseas Land & Investment Ltd.	64,000	198
China Pacific Insurance Group Co., Ltd. H	104,600	377
China Petroleum & Chemical Corp. H	202,800	166
China Power International Development Ltd.	272,800	107
China Railway Group Ltd. H	300,000	170
China Resources Power Holdings Co., Ltd.	98,000	257
China Shenhua Energy Co., Ltd.	105,000	319
China Yuchai International Ltd.	17,000	397
Chongqing Changan Automobile Co., Ltd.	31,600	58
CNOOC Ltd.	206,000	421
Cosco International Holdings Ltd.	1,036,000	448

See accompanying notes

11

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
COSCO Pacific Ltd.	336,592	$489
Dickson Concepts International Ltd.	280,445	175
Dongfang Electric Corp. H	182,800	294
Dongfeng Motor Group Co., Ltd. H	244,000	344
First Pacific Co., Ltd.	917,874	1,044
Global Bio-chem Technology Group Co., Ltd.B	1,690,520	131
Guangzhou Automobile Group Co., Ltd. H	127,370	151
Industrial & Commercial Bank of China Ltd. H	901,555	630
Lianhua Supermarket Holdings Co., Ltd. H	480,000	308
NetEase, Inc., ADRA	700	47
NWS Holdings Ltd.	269,303	422
Parkson Retail Group Ltd.B	899,000	307
People’s Food Holdings Ltd.	911	1
PICC Property and Casualty Co., Ltd. H	239,380	365
Qihoo 360 Technology Co., Ltd.B	3,578	296
Samsonite International S.A.	155,400	424
Shanghai Industrial Holdings Ltd.	151,000	497
Sihuan Pharmaceutical Holdings Group Ltd.	184,000	137
Sino Biopharmaceutical	188,000	132
Sinotrans Ltd. H	6,043,058	1,488
Sinotrans Shipping Ltd.	2,868,000	943
Tencent Holdings Ltd.	14,400	786
Tsingtao Brewery Co., Ltd. H	24,000	196
Uni-President China Holdings Ltd.	141,000	141
Weiqiao Textile Co., Ltd. H	898,600	548
Xinhua Winshare Publishing and Media Co., Ltd. H	341,000	200
Zhejiang Expressway Co., Ltd. H	312,000	285

Total Hong Kong/China		22,859

Hungary - 0.88%
Common Stocks - (Cost $1,306)
Magyar Telekom Telecommunications PLC	284,733	391
Richter Gedeon NyrtB	38,160	726

Total Hungary		1,117

India - 8.82%
Common Stocks - (Cost $12,350)
Asian Paints Ltd.B	28,345	249
Bharat Heavy Electricals Ltd.	129,720	298
Glenmark Pharmaceuticals Ltd.	30,648	281
Grasim Industries Ltd.	870	40
HCL Technologies Ltd.	13,462	239
HDFC Bank Ltd.	34,590	382
Hindustan Petroleum Corp., Ltd.	86,120	283
ICICI Bank Ltd., ADRA	2,830	106
ICICI Bank Ltd.	15,530	284
Idea Cellular Ltd.	94,034	263
India Cements Ltd.	376,000	306
Indian Oil Corp Ltd.	233,370	770
IndusInd Bank Ltd.	27,113	197
ING Bank Ltd.B	15,352	147
ITC Ltd.	72,130	393
Jubilant Life Sciences Ltd.	64,530	105
Maruti Suzuki India Ltd.	6,030	161

	Shares	Fair Value
		(000’s)
NMDC Ltd.	195,450	$440
Oriental Bank of Commerce	47,910	141
Power Grid Corp. of India Ltd.	147,120	242
Punjab National Bank Ltd.	17,520	156
Reliance Industries Ltd.	61,520	917
Reliance Infrastructure Ltd.	185,525	1,307
Rolta India Ltd.	126,160	129
Sesa Sterlite Ltd. ADRB	4,332	56
Sesa Sterlite Ltd.	76,014	249
State Bank of India	12,120	354
State Bank of India, GDRC	2,380	139
Steel Authority of India Ltd.	279,710	283
Sun PharmaceuticalB	28,898	285
Tata Chemicals Ltd.B	144,820	632
Tata Consultancy Services Ltd.	13,193	453
UPL Ltd.B	274,087	732
Zee Entertainment Enterprises Ltd.	53,868	233

Total India		11,252

Indonesia - 1.25%
Common Stocks - (Cost $1,898)
Aneka Tambang Persero Tbk PT	407,500	58
Bank Negara Indonesia Persero Tbk PT	355,000	151
Bank Rakyat Indonesia Persero Tbk PT	80,500	56
Bank Tabungan Negara Persero Tbk PT	1,588,510	137
Gudang Garam Tbk PT	27,500	90
Indosat Tbk PT	467,500	182
Kalbe Farma Tbk PT	1,671,000	193
Matahari Department Store Tbk PT	189,500	207
Semen Indonesia PerseroB	110,500	141
XL Axiata Tbk PTB	960,603	381

Total Indonesia		1,596

Japan - 0.22%
Common Stocks - (Cost $343)
Nexon Co., Ltd.	24,100	281

Malaysia - 1.48%
Common Stocks - (Cost $1,761)
Astro Malaysia Holdings BhdB	226,800	208
CIMB Group Holdings Bhd	259,684	616
Gamuda Bhd	177,700	274
Genting Bhd	94,900	315
IHH Healthcare Bhd	149,100	195
IJM Corp., Bhd	154,600	284

Total Malaysia		1,892

Mexico - 4.01%
Common Stocks - (Cost $6,129)
ALFA S.A.B.	177,845	487
Alpek SA de C.V.B	18,000	39
America Movil, S.A.B. de C.V., Series L, ADRA	48,858	1,046
Cemex, S.A.B. de C.V., Series L, ADRA	130,172	1,378
Consorcio ARA, S.A.B. de C.V.	191,100	75
Desarrolladora Homex, S.A.B. de C.V.B	456,630	101
Fomento Economico Mexicano, S.A.B. de C.V., Series B, ADRA	3,892	363
Grupo Financiero Banorte, S.A.B. de C.V.	56,547	362

See accompanying notes

12

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Grupo Financiero Santander Mexico, S.A.B. de C.V., ADRA	25,703	$363
Macquarie Mexico Real Estate NPVB	100,000	184
Mexichem, S.A.B. de C.V.	49,316	205
Urbi Desarrollos Urbanos, S.A.B. de C.V.B F	1,452,850	119
Wal-Mart de Mexico, S.A.B. de C.V.	151,706	394

Total Mexico		5,116

Netherlands - 0.28%
Common Stocks - (Cost $236)
Yandex N.V. B	9,749	359

Peru - 0.49%
Common Stocks - (Cost $610)
Credicorp Ltd.	4,540	620

Philippines - 1.29%
Common Stocks - (Cost $1,382)
BDO Unibank, Inc.B	193,930	365
Bloomberry Resorts Corp.B	457,700	108
DMCI Holdings, Inc.B	211,340	253
International Container Terminal Services, Inc.B	115,250	277
Lt Group, Inc.B	247,900	95
Metro Pacific Investments Corp.	2,622,800	296
SM Investments Corp.	12,510	248

Total Philippines		1,642

Poland - 2.14%
Common Stocks - (Cost $2,354)
Asseco Poland S.A.	8,231	134
Bank Pekao S.A.	10,714	671
Bank Zachodni WBK S.A.	6,502	792
PKO Bank Polski S.A.	25,110	333
Synthos S.A.B	271,370	460
Telekomunikacja Polska S.A.	103,683	336

Total Poland		2,726

Qatar - 0.16%
Common Stocks - (Cost $209)
Ooredoo QSC B	5,439	208

Russia - 5.19%
Common Stocks - (Cost $6,315)
Gazprom OAO, ADRA	270,360	2,521
Lukoil OAO, ADRA	24,234	1,587
Lukoil OAO, ADRA	197	13
Mail.ru Group Ltd., GDRB C	8,370	309
Megafon, GDRB C	7,237	263
Mobile TeleSystems OJSC, ADRA	12,500	285
NovaTek OAO, GDRC	3,000	422
Rosneft Oil Co., GDRC	69,310	547
RusHydro JSC, ADRA	242,140	409
Sberbank, ADRA B	21,530	275

Total Russia		6,631

	Shares	Fair Value
		(000’s)
Singapore - 0.47%
Common Stocks - (Cost $487)
Flextronics International Ltd.B	21,260	$168
Haw Par Corp., Ltd.	72,957	436

Total Singapore		604

South Africa - 2.10%
Common Stocks - (Cost $2,648)
AngloGold Ashanti Ltd.	12,210	186
Barclays Africa Group Ltd.	28,270	435
JD Group Ltd.	73,390	226
Life Healthcare Group Holdings Ltd.	39,349	161
Murray & Roberts Holdings Ltd.B	63,260	193
Naspers Ltd., N Shares	5,341	500
Pick n Pay Stores Ltd.	34,271	162
Sasol Ltd.	5,978	305
Standard Bank Group Ltd.	31,701	403
Telkom S.A. Ltd.B	42,340	111

Total South Africa		2,682

South Korea - 17.79%
Common Stocks - (Cost $18,625)
Cheil Worldwide, Inc.	4,970	122
Cosmax, Inc.B	1,980	97
Coway Co., Ltd.	4,953	283
Doosan Infracore Co., Ltd.B	5,450	78
GS Retail Co., Ltd.B	3,600	99
Hana Financial Group, Inc.	6,050	233
Hite Jinro Ltd.	14,357	353
Hotel Shilla Co., Ltd.B	2,529	163
Hyundai Department Store Co., Ltd.	528	84
Hyundai Development Co-Engineering & Construction	11,540	257
Hyundai Engineering & Construction Co., Ltd.	5,849	336
Hyundai Glovis Co., Ltd	1,107	246
Hyundai Mobis	4,176	1,179
Hyundai Motor Co.	5,173	1,234
Hyundai Rotem CompanyB	120	4
KB Financial Group, Inc.	55,244	2,188
Kia Motors Corp.	7,970	464
Korea Electric Power Corp.B	26,735	715
Korea Electric Power Corp., ADRA	11,050	146
KT Corp., ADRA	14,860	247
KT Corp.	2,250	74
KT Skylife Co., Ltd.B	2,070	55
LG Electronics, Inc.	6,708	430
LG Household & Health Care Ltd.	337	175
LG UPlus Corp.	15,200	174
Lotte Chilsung Beverage Co., Ltd.	259	384
Lotte Confectionery Co., Ltd.	428	734
Mirae Asset Securities Co., Ltd.	6,870	232
Naver Corp.	166	93
NCSoft Corp.	1,208	234
NongShim Co., Ltd.	768	186
Orion Corp.	118	115
Paradise Co. Ltd.B	4,880	125
POSCO	6,253	1,866
Samsung Electronics Co., Ltd.	3,479	4,806
Samsung Fire & Marine Insurance Co., Ltd.	1,172	274
Shinhan Financial Group Co., Ltd.	43,412	1,897

See accompanying notes

13

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Shinsegae Co., Ltd.	2,129	$537
SK Hynix, Inc.B	5,980	180
SK Telecom Co., Ltd.	1,146	245
SK Telecom Co., Ltd., ADRA	7,640	187
Tong Yang Life Insurance	14,260	151

Total Common Stocks		21,682

Preferred Stocks - (Cost $563)
Hyundai Motor Co., Ltd.	7,542	821
Samsung Electronics Co., Ltd.	213	206

Total Preferred Stocks		1,027

Total South Korea		22,709

Spain - 0.15%
Common Stocks - (Cost $200)
Cemex Latam Holdings S.A. B	25,491	195

Switzerland - 0.32%
Common Stocks - (Cost $360)
Coca-Cola HBC AG B	14,332	414

Taiwan - 5.64%
Common Stocks - (Cost $6,725)
Advanced Semiconductor Engineering, Inc.	150,000	147
Chailease Holding Co., Ltd.	96,250	234
China Life Insurance Co., Ltd.B	115,617	113
Cleanaway Co., Ltd.	16,000	100
Compal Electronics, Inc.	1,255,000	983
CTBC Financial Holding Co., Ltd.	225,785	153
Delta Electronics, Inc.	9,000	47
Eclat Textile Co., Ltd.	14,280	157
First Financial Holding Co., Ltd.	882,085	546
Fubon Financial Holding Co., Ltd.	142,000	208
Ginko International Co., Ltd.	12,000	229
HON HAI Precision Industry Co., Ltd.	237,964	603
MediaTek, Inc.	22,000	301
Mega Financial Holding Co., Ltd.	15,000	13
Nan Ya Printed Circuit Board Corp.	243,099	328
Powertech Technology, Inc.	28,400	51
Siliconware Precision Industries Co.	196,000	238
Siliconware Precision Industries Co., ADRA	15,000	90
Simplo Technology Co., Ltd.B	46,000	226
Taiwan Cement Corp.	83,000	121
Taiwan Semiconductor Manufacturing Co., Ltd.	390,385	1,456
TPK Holding Co., Ltd.	8,000	56
Transcend Information, Inc.	50,520	160
Uni-President Enterprises Corp.	160,669	306
United Microelectronics Corp.	649,226	275
Young Fast Optoelectronics Co., Ltd.	56,541	62

Total Taiwan		7,203

Thailand - 2.24%
Common Stocks - (Cost $2,666)
Advanced Info Service PCL	44,700	338
Bangkok Bank PCL, NVDRD	66,400	440
Bangkok Bank PCL	55,490	367
Bank of AyudhyaB	106,200	131

	Shares	Fair Value
		(000’s)
Kasikornbank PCL, NVDRD	22,500	$137
Kasikornbank PCL	43,700	272
Land and Houses PCL, NVDRD	919,100	325
Minor International PCLB	220,300	173
Robinson Dept Store PLCB	112,600	191
Supalai PCL, NVDRD	23,500	13
Supalai Public Co., Ltd.B	367,600	209
Total Access Communication PCL	40,400	146
Total Access Communication PCL, NVDRD	32,100	116

Total Thailand		2,858

Turkey - 2.27%
Common Stocks - (Cost $2,765)
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	21,452	274
Asya Katilim Bankasi A.S.	124,810	127
Aygaz A.S.	94,590	433
Turkcell Iletisim Hizmetleri A.S.B	32,236	200
Turkiye Garanti Bankasi A.S.	200,910	809
Turkiye Sise ve Cam Fabrikalari A.S.	162,304	239
Turkiye Vakiflar Bankasi Tao	280,147	674
Ulker Biskuvi Sanayi A.S.	18,895	145

Total Turkey		2,901

United Arab Emirates - 0.10%
Common Stocks - (Cost $128)
Emaar Properties PJSC B	75,580	125

United Kingdom - 0.60%
Common Stocks - (Cost $688)
Eurasia Drilling Co., Ltd., GDRC	428	18
JKX Oil & Gas PLCB E	76,470	91
Mondi PLC E	20,750	368
SABMiller PLC E	5,676	295

Total United Kingdom		772

United States - 0.11%
Common Stocks - (Cost $98)
Eurasia Drilling Co., Ltd., GDR C	3,279	139

SHORT-TERM INVESTMENTS - 5.25% (Cost $6,702)
JPMorgan U.S. Government Money Market Fund, Capital Class	6,701,910	6,702

TOTAL INVESTMENTS - 99.39% (Cost $125,903)		126,862
OTHER ASSETS, NET OF LIABILITIES - 0.61%		783

TOTAL NET ASSETS - 100.00%		$127,645

Percentages are stated as a percent of net assets.

A	ADR - American Depositary Receipt.
B	Non-income producing security.
C	GDR - Global Depositary Receipt.
D	NVDR - Non Voting Depositary Receipt
E	PLC – Public Limited Company.
F	Valued at fair value pursuant to procedures approved by the Board of Trustees.

See accompanying notes

14

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2013

Futures Contracts Open on October 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emg Mkt Dec Futures	Long	130	December, 2013	$6,655	$56

				$6,655	$56

Foreign Currency Contracts Open on October 31, 2013:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	121,344	11/27/2013	BOA	$1,060	$—	$1,060
Sell	JPY	121,344	11/27/2013	SSB	1,045	—	1,045

					$2,105	$—	$2,105

Glossary:

Counterparty Abbreviations:

BOA	Bank of America, N.A.
SSB	State Street Bank

Currency Abbreviations:

JPY	Japanese Yen

See accompanying notes

15

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Australia - 0.86%
Common Stocks - (Cost $14,521)
Ansell Ltd.A	373,033	$6,872
James Hardie Industries PLC, CDI I	1,100,370	11,367

Total Australia		18,239

Austria - 0.31%
Common Stocks - (Cost $5,930)
Uniqa Insurance Group AG A	542,807	6,648

Belgium - 1.18%
Common Stocks - (Cost $14,490)
Anheuser-Busch InBev N.V.	187,012	19,450
KBC Groep N.V.A	102,483	5,587

Total Belgium		25,037

Canada - 2.17%
Common Stocks - (Cost $42,642)
Imperial Oil Ltd.AB	317,800	13,878
MDA Corp.A B C	116,600	8,896
Rogers Communications, Inc., Class B	218,100	9,898
Suncor Energy, Inc.	170,600	6,200
Talisman Energy, Inc.	578,700	7,215

Total Canada		46,087

Denmark - 0.34%
Common Stocks - (Cost $7,635)
Carlsberg A.S. Class BA	71,799	7,169

Finland - 0.69%
Common Stocks - (Cost $8,935)
Sampo OYJ, Class A	312,053	14,783

France - 11.78%
Common Stocks - (Cost $184,338)
Alstom S.A.	231,990	8,631
AXA S.A.	698,972	17,462
BNP Paribas	671,414	49,719
Cap Gemini S.A.	143,105	9,414
Cie de St-Gobain	157,400	8,280
Cie Generale des Etablissements Michelin	90,840	9,499
France Telecom S.A.	438,720	6,022
GDF Suez	266,014	6,624
Legrand S.A.	251,286	14,272
Peugeot S.A.	144,287	1,901
Sanofi	499,636	53,280
Technip S.A.	155,215	16,259
Total S.A.	353,909	21,751
Valeo S.A.C	165,540	16,442
Vivendi S.A.	442,753	11,238

Total France		250,794

Germany - 10.30%
Common Stocks - (Cost $146,997)
Bayer AG Reg	344,011	42,757
Bayerische Motoren Werke AG	125,228	14,204
Commerzbank AGA	401,960	5,168

	Shares	Fair Value
		(000’s)
Daimler AG	249,594	$20,482
Deutsche Boerse AGA	98,550	7,420
Deutsche Post AG Reg	230,310	7,794
E.ON AG	159,760	2,919
HeidelbergCement AG	133,810	10,548
Infineon Technologies AG	1,022,540	9,898
Linde AG	39,207	7,450
Merck KGaA	155,275	25,847
METRO AG	219,610	10,297
Muenchener Rueckversicherungs AG Reg	68,556	14,325
SAP AG	105,552	8,292
Siemens AG Reg	249,557	31,912

Total Germany		219,313

Greece - 0.16%
Common Stocks - (Cost $3,831)
Piraeus Bank S.A. A	1,655,581	3,439

Hong Kong/China - 1.58%
Common Stocks - (Cost $26,848)
AIA Group Ltd.	1,662,800	8,439
Cheung Kong Holdings Ltd.	7,826	123
China Merchants Holdings Intl.	1,320,000	4,673
CNOOC Ltd.	7,028,000	14,396
Hutchison Whampoa Ltd.	238,000	2,964
The Link REITC	10,512	53
Yue Yuen Industrial Holdings Ltd.	1,061,167	2,915

Total Hong Kong/China		33,563

Ireland - 0.95%
Common Stocks - (Cost $15,891)
CRH PLC I	608,660	14,863
Smurfit Kappa Group PLC I	217,948	5,312

Total Ireland		20,175

Italy - 2.25%
Common Stocks - (Cost $38,756)
Atlantia SpA	481,177	10,551
ENI SpA	877,966	22,231
Intesa Sanpaolo SpA	2,847,656	7,080
Snam Rete Gas SpA	753,324	3,883
UniCredit SpA	563,187	4,236

Total Italy		47,981

Japan - 11.59%
Common Stocks - (Cost $187,967)
AEON Financial Service Co., Ltd.B	210,700	6,439
Asics Corp.	615,280	10,806
Daikin Industries Ltd.	152,900	8,754
Daiwa House Industry Co. Ltd.	549,000	10,949
Don Quijote Co., Ltd.	263,100	17,445
Hitachi Ltd.	1,027,000	7,154
ITOCHU Corp.	523,400	6,270
Japan Tobacco, Inc.	309,100	11,159
JGC Corp.	338,000	12,873
KDDI Corp.	336,600	18,177
Konica Minolta, Inc.	1,253,500	10,351
LIXIL Group Corp.	468,700	10,954
Nissan Motor Co., Ltd.	1,060,100	10,587
Seven & I Holdings Co., Ltd.	306,700	11,291
Shin-Etsu Chemical Co., Ltd.	203,200	11,428

See accompanying notes

16

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Sumitomo Mitsui Financial Group, Inc.	552,900	$26,513
Tokyo Electron Ltd.	133,700	7,302
Toyota Motor Corp.	459,000	29,689
Trend Micro, Inc.A	284,900	10,546
Yahoo Japan Corp.	1,741,500	8,094

Total Japan		246,781

Luxembourg - 0.55%
Common Stocks - (Cost $8,147)
RTL Group S.A.	107,460	11,672

Netherlands - 6.50%
Common Stocks - (Cost $108,490)
Akzo Nobel	494,073	35,929
European Aeronautic Defence and Space Co., N.V.	175,106	12,033
ING Groep N.V. CVAA	1,120,680	14,277
Koninklijke Philips Electronics N.V.	240,627	8,521
PostNL N.V.	1,768,987	9,276
Randstad Holding N.V.	49,730	3,069
Reed Elsevier N.V.	1,232,569	24,826
SBM Offshore N.V.A D	692,530	14,509
TNT Express N.V.	1,003,090	9,261
Unilever N.V., GDRE	170,393	6,749

Total Netherlands		138,450

Norway - 1.18%
Common Stocks - (Cost $19,020)
Petroleum Geo-Services ASAA	468,387	5,681
Statoil ASA	340,020	8,054
Telenor ASA	472,140	11,341

Total Norway		25,076

Portugal - 0.45%
Common Stocks - (Cost $11,695)
Galp Energia SGPS S.A.A	358,780	6,079
Portugal Telecom SGPS S.A. RegB	771,300	3,482

Total Portugal		9,561

Singapore - 2.29%
Common Stocks - (Cost $36,088)
DBS Group Holdings Ltd.	1,156,342	15,583
Flextronics International Ltd.A	1,277,170	10,077
Sembcorp Industries Ltd.	1,160,000	4,968
Sembcorp Marine Ltd.	2,058,000	7,455
Singapore Telecommunications Ltd.	3,526,000	10,730

Total Singapore		48,813

South Korea - 2.56%
Common Stocks - (Cost $49,087)
Hyundai Mobis	18,049	5,096
KB Financial Group, Inc., ADRF	182,978	7,101
KT&G Corp.	133,562	9,758
LG Electronics, Inc.	119,709	7,674
POSCO	34,148	10,190
Samsung Electronics Co., Ltd.	1,321	1,824
Samsung Electronics Co., Ltd., GDRE	9,122	6,335
SK Telecom Co., Ltd.	30,873	6,607

Total South Korea		54,585

	Shares	Fair Value
		(000’s)
Spain - 2.64%
Common Stocks - (Cost $40,372)
Banco Bilbao Vizcaya Argentaria S.A.	487,022	$5,706
Mediaset Espana Comunicacion S.A.	776,703	9,491
Red Electrica Corporation S.A.A	227,574	14,186
Repsol S.A.	312,385	8,389
Tecnicas Reunidas S.A.	141,301	7,281
Telefonica S.A.	637,086	11,232

Total Spain		56,285

Sweden - 3.16%
Common Stocks - (Cost $48,501)
Assa Abloy AB, Class B	324,195	16,095
Autoliv, Inc.	93,749	8,413
Ericsson LM, Class B	788,560	9,413
Getinge AB, Class B	313,520	9,943
Skandinaviska Enskilda Banken AB, Class A	1,011,052	12,247
Swedbank AB, Class A	424,858	11,080

Total Sweden		67,191

Switzerland - 7.82%
Common Stocks - (Cost $121,978)
ABB Ltd.A	275,570	7,037
Credit Suisse Group AG Reg	251,836	7,835
GAM Holding AG	558,826	10,470
Givaudan S.A. Reg	7,622	10,820
Novartis AG Reg	690,352	53,602
Roche Holding AG Genusschein	90,825	25,145
Swatch Groug AGA	16,583	10,609
Swiss Re AG	104,450	9,175
UBS AG Reg	1,150,959	22,275
Zurich Insurance Group AG	33,975	9,394

Total Switzerland		166,362

Taiwan - 0.01%
Common Stocks - (Cost $221)
Noble Group Ltd.	283,000	235

United Kingdom - 22.38%
Common Stocks - (Cost $382,091)
Aviva PLC I	3,338,669	24,042
BAE Systems PLC I	1,564,304	11,405
Balfour Beatty PLC I	1,430,406	6,553
Barclays PLC I	2,745,730	11,605
BG Group PLC I	1,000,144	20,422
BP PLC I	1,197,900	9,271
British American Tobacco PLC I	572,302	31,530
Carnival PLCA I	196,777	7,017
Direct Line Insurance Group	2,733,421	9,861
GlaxoSmithKline PLC I	450,970	11,884
Glencore Xstrata PLCA I	2,156,531	11,756
HSBC Holdings PLC I	2,236,606	24,622
Informa PLC I	1,865,264	16,733
Kingfisher PLC I	1,692,500	10,244
Ladbrokes PLCA I	1,281,071	3,925
Lloyds Banking Group PLCA I	34,898,063	43,382
Marks & Spencer Group PLC I	1,472,810	11,890
Michael Page International PLC I	776,247	6,031
Prudential PLC I	918,984	18,846
Reed Elsevier PLC I	745,924	10,453
Rexam PLCA I	3,056,344	25,458

See accompanying notes

17

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Rio Tinto PLC I	156,808	$7,940
Rolls-Royce Holdings PLC I	399,000	7,357
Royal Dutch Shell PLC, Class A I	956,362	31,842
Royal Dutch Shell PLC, Class B I	256,246	8,873
Standard Chartered PLC I	705,899	16,972
Taylor Wimpey PLC I	4,741,878	8,379
Tesco PLC I	4,505,929	26,313
Unilever PLC I	305,046	12,350
Vodafone Group PLC I	8,139,006	29,297

Total Common Stocks		476,253

Preferred Stocks - (Cost $55)
Rolls-Royce Holdings PLCAG I	34,314,000	55

Total United Kingdom		476,308

SHORT-TERM INVESTMENTS- 5.02%
American Beacon U.S. Government Money Market Select Fund, Select ClassH	10,000,000	10,000
JPMorgan U.S. Government Money Market Fund, Capital Class	96,787,806	96,788

Total Short-Term Investments (Cost $106,788)		106,788

SECURITIES LENDING COLLATERAL - 1.14%
American Beacon U.S. Government Money Market Select Fund, Select ClassH	19,596,044	19,596
DWS Government and Agency Securities Portfolio, Institutional Class	4,576,001	4,576

Total Securities Lending Collateral (Cost $24,172)		24,172

TOTAL INVESTMENTS - 99.86% (Cost $1,655,486)		2,125,507
OTHER ASSETS, NET OF LIABILITIES - 0.14%		3,067

TOTAL NET ASSETS - 100.00%		$2,128,575

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at October 31, 2013.
C	REIT - Real Estate Investment Trust.
D	Private Placement.
E	GDR - Global Depositary Receipt.
F	ADR - American Depositary Receipt.
G	Valued at fair value pursuant to procedures approved by the Board of Trustees.
H	The Fund is affiliated by having the same investment advisor.
I	PLC - Public Limited Company.

See accompanying notes

18

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2013

Futures Contracts Open on October 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Future	Long	34	November, 2013	$3,614	$84
CAC 40 Index Futures	Long	227	December, 2013	13,219	364
DAX Index Futures	Long	39	December, 2013	11,973	444
FTSE 100 Index Futures	Long	269	December, 2013	28,993	534
FTSE MIB Index Futures	Long	23	December, 2013	3,024	191
Hang Seng Index Futures	Long	26	November, 2013	3,897	73
IBEX 35 Index Future	Long	34	November, 2013	4,557	76
OMX 30 Index Futures	Long	212	November, 2013	4,203	31
S&P TSX 60 Index Futures	Long	84	December, 2013	12,342	507
SPI 200 Futures	Long	85	December, 2013	10,898	277
TOPIX Index Futures	Long	226	December, 2013	27,631	179

				$124,351	$2,760

Foreign Currency Contracts Open on October 31, 2013:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	6,017,212	12/9/2013	RBS	$275,908	$—	$275,908
Buy	AUD	1,069,349	12/9/2013	BOA	4,104	—	4,104
Buy	AUD	1,059,920	12/9/2013	CBK	—	(3,042)	(3,042)
Sell	AUD	383,796	12/9/2013	GLM	—	(12,531)	(12,531)
Buy	CAD	7,904,045	12/9/2013	GLM	93,675	—	93,675
Buy	CAD	1,298,337	12/9/2013	BOA	—	(7,258)	(7,258)
Buy	CAD	1,134,488	12/9/2013	CBK	4,241	—	4,241
Sell	CAD	491,547	12/9/2013	GLM	—	(3,631)	(3,631)
Buy	CHF	8,467,732	12/9/2013	CBK	264,690	—	264,690
Buy	CHF	1,204,951	12/9/2013	RBS	—	(4,923)	(4,923)
Buy	CHF	973,442	12/9/2013	BOA	—	(9,176)	(9,176)
Sell	CHF	487,272	12/9/2013	BOA	—	(14,532)	(14,532)
Buy	EUR	18,868,598	12/9/2013	CBK	573,819	—	573,819
Buy	EUR	3,300,918	12/9/2013	RBS	—	(282)	(282)
Buy	EUR	3,439,418	12/9/2013	SOG	—	(42,747)	(42,747)
Sell	EUR	1,098,496	12/9/2013	BOA	—	(29,170)	(29,170)
Buy	GBP	17,297,742	12/9/2013	BRC	532,607	—	532,607
Buy	GBP	2,886,964	12/9/2013	RBS	—	(8,773)	(8,773)
Buy	GBP	1,994,105	12/9/2013	SOG	—	(474)	(474)
Sell	GBP	974,611	12/9/2013	BOA	—	(24,927)	(24,927)
Buy	JPY	14,829,058	12/9/2013	UAG	165,317	—	165,317
Buy	JPY	2,663,145	12/9/2013	BOA	—	(38,669)	(38,669)
Buy	JPY	3,365,012	12/9/2013	BOA	—	(6,209)	(6,209)
Sell	JPY	828,963	12/9/2013	SOG	—	(11,479)	(11,479)
Buy	SEK	2,172,075	12/9/2013	CBK	48,139	—	48,139
Buy	SEK	414,309	12/9/2013	RBS	—	(2,908)	(2,908)
Buy	SEK	155,424	12/9/2013	BOA	—	(2,391)	(2,391)
Sell	SEK	96,523	12/9/2013	RBS	—	(1,793)	(1,793)

					$1,962,500	$(224,915)	$1,737,585

Glossary:

Counterparty Abbreviations:

BOA	Bank of America, N.A.	GLM	Goldman Sachs Bank	UAG	UBS AG
BRC	Barclays Bank PLC	RBS	Royal Bank of Scotland
CBK	Citibank, N.A.	SOG	Societe Generale

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	SEK	Swedish Krona
CAD	Canadian Dollar	GBP	British Pound
CHF	Swiss Franc	JPY	Japanese Yen

See accompanying notes

19

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2013 (in thousands, except share and per share amounts)

	Emerging Markets Fund	International Equity Fund
Assets:
Investments in unaffiliated securities, at fair value A D	$126,862	$2,095,911
Investments in affiliated securities, at fair value B	—	29,596
Foreign currency, at fair value C	628	130
Foreign currency deposits with brokers, at fair value E	—	14,063
Cash	—	6,333
Deposit with brokers for futures contracts	434	—
Receivable for investments sold	789	4,420
Receivable for variation margin on open futures contracts	—	2,760
Dividends and interest receivable	215	3,369
Receivable for fund shares sold	284	3,961
Receivable for tax reclaims	6	797
Receivable for expense reimbursement (Note 2)	1	6
Unrealized appreciation from foreign currency contracts	2	1,963
Prepaid expenses	16	56
Other assets	1	—

Total assets	129,238	2,163,365

Liabilities:
Payable for investments purchased	1,050	3,490
Payable upon return of securities loaned	—	24,172
Payable for fund shares redeemed	51	4,159
Payable for variation margin from open futures contracts	74	—
Management and investment advisory fees payable	298	1,820
Administrative service and service fees payable	10	607
Transfer agent fees payable	2	106
Custody and fund accounting fees payable	24	71
Professional fees payable	50	34
Trustee fees payable	3	24
Payable for prospectus and shareholder reports	10	71
Unrealized depreciation from foreign currency contracts	—	225
Other liabilities	21	11

Total liabilities	1,593	34,790

Net Assets	$127,645	$2,128,575

Analysis of Net Assets:
Paid-in-capital	129,271	1,773,726
Undistributed net investment income	903	31,437
Accumulated net realized (loss)	(3,546)	(151,298)
Unrealized appreciation of investments	959	470,212
Unrealized appreciation of foreign currency contracts	2	1,738
Unrealized appreciation of futures contracts	56	2,760

Net assets	$127,645	$2,128,575

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	819,718	43,383,926

Y Class	160,514	21,239,570

Investor Class	559,459	16,994,193

Advisor Class	N/A	256,940

Retirement Class	N/A	35,426

A Class	41,249	206,529

C Class	5,198	62,643

AMR Class	8,858,855	23,217,272

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2013 (in thousands, except share and per share amounts)

	Emerging Markets Fund		International Equity Fund
Net assets (not in thousands):
Institutional Class		$9,961,512	$870,729,423

Y Class		$1,962,093	$441,945,876

Investor Class		$6,674,975	$337,424,064

Advisor Class	$	N/A	$5,231,812

Retirement Class	$	N/A	$754,850

A Class		$491,293	$4,113,299

C Class		$61,507	$1,219,537

AMR Class		$108,493,177	$467,156,090

Net asset value, offering and redemption price per share:
Institutional Class		$12.15	$20.07

Y Class		$12.22	$20.81
Investor Class		$11.93	$19.86

Advisor Class	$	N/A	$20.36

Retirement Class	$	N/A	$21.31

A Class (offering price $12.64 and $21.14, respectively)		$11.91	$19.92

C Class		$11.83	$19.47

AMR Class		$12.25	$20.12

A Cost of investments in unaffiliated securities		$125,903	$1,625,890
B Cost of investments in affiliated securities		$—	$29,596
C Cost of foreign currency		$630	$128
D Fair value of securities on loan		$—	$22,989
E Cost of foreign currency deposits with brokers		$—	$13,910

See accompanying notes

21

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2013 (in thousands)

	Emerging Markets Fund	International Equity Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$2,672	$49,458
Dividend income from affiliated securities	—	4
Interest income	—	44
Income derived from securities lending	—	2,127

Total investment income	2,672	51,633

Expenses:
Management and investment advisory fees (Note 2)	951	5,433
Administrative service fees (Note 2):
Institutional Class	25	2,183
Y Class	6	736
Investor Class	22	1,118
Advisor Class	—	9
Retirement Class	—	2
A Class	3	11
C Class	—	3
AMR Class	49	206
Transfer agent fees:
Institutional Class	1	339
Y Class	—	156
Investor Class	5	96
Advisor Class	—	1
A Class	—	1
AMR Class	2	16
Custody and fund accounting fees	384	476
Professional fees	129	106
Registration fees and expenses	62	137
Service fees (Note 2):
Y Class	2	244
Investor Class	18	1,271
Advisor Class	—	7
Retirement Class	—	1
A Class	1	4
C Class	—	1
Distribution fees (Note 2):
Advisor Class	—	7
Retirement Class	—	2
A Class	2	7
C Class	—	7
Prospectus and shareholder report expenses	20	170
Trustee fees	8	120
Other expenses	17	259

Total expenses	1,707	13,129

Net fees waived and expenses (reimbursed) or recouped (Note 2)	(46)	(88)

Net expenses	1,661	13,041

Net investment income	1,011	38,592

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from: B
Investments	4,224	63,873
Commission recapture (Note 3)	1	51
Foreign currency transactions	(1,806)	(6,336)
Futures contracts	561	17,348
Change in net unrealized appreciation or (depreciation) of:
Investments	6,371	327,981
Foreign currency transactions	(1,130)	(1,520)
Futures contracts	86	3,047

Net gain from investments	8,307	404,444

Net increase in net assets resulting from operations	$9,318	$443,036

A Foreign taxes	$316	$4,312
B Net of foreign withholding taxes on capital gains	$3	$—

See accompanying notes

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American Beacon FundsSM

Statements of Changes of Net Assets (in thousands)

	Emerging Markets Fund		International Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,011	$1,410	$38,592	$37,716
Net realized gain (loss) from investments, futures contracts, and foreign currency transactions	2,980	(635)	74,936	(69,509)
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, and foreign currency transactions	5,327	2,709	329,508	152,378

Net increase in net assets resulting from operations	9,318	3,484	443,036	120,585

Distributions to Shareholders:
Net investment income:
Institutional Class	(92)	(105)	(16,101)	(18,420)
Y Class	(21)	(62)	(55)	(32)
Investor Class	(55)	(71)	(10,473)	(12,396)
Advisor Class	—	—	(106)	(28)
A Class	(5)	(4)	(40)	(13)
C Class	—	—	(5)	(3)
AMR Class	(1,078)	(1,312)	(10,213)	(14,493)
Net realized gain from investments:
Institutional Class	—	(905)	—	—
Y Class	—	(572)	—	—
Investor Class	—	(1,012)	—	—
A Class	—	(46)	—	—
C Class	—	(1)	—	—
AMR Class	—	(12,236)	—	—

Net distributions to shareholders	(1,251)	(16,326)	(36,993)	(45,385)

Net increase (decrease) in net assets from capital share transactions	(2,995)	(1,769)	269,606	88,615

Net increase (decrease) in net assets	5,072	(14,611)	675,649	163,815

Net Assets:
Beginning of period	122,573	137,184	1,452,926	1,289,111

End of Period *	$127,645	$122,573	$2,128,575	$1,452,926

* Includes undistributed net investment income (loss) of	$903	$1,040	$31,437	$37,686

See accompanying notes

23

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-seven Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds believe the adoption of these ASUs will not have a material impact on its financial statement disclosures.

24

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2013 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Emerging Markets	0.81%	$951	$893	$58
International Equity	0.32%	5,433	4,315	1,118

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the year ended October 31, 2013, securities lending fees paid to the Manager on behalf of the International Equity Fund was $241,760.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor and Retirement Classes, 0.40% of the average daily net assets of the A and C Classes, and 0.05% of the average daily net assets of the AMR Class of the Funds.

Distribution Plans

The Funds, except for the Advisor, Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Funds shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Brokerage Commissions

Affiliated entities of an investment advisor to the Emerging Markets Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $1,753 for the year ended October 31, 2013.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”)and the U.S. Government Money Market Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash collateral received by the Funds in connection with securities lending may be invested in the Select Funds. The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended October 31, 2013, fees earned by the Manager from the Select Funds were as follows:

	Direct Investments in Select Funds	Securities Lending Collateral Invested in Select Funds	Total
International Equity	$8,927	$30,495	$39,422

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended October 31, 2013, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager voluntary and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded a Fund’s expense cap. For the year ended October 31, 2013, the Manager reimbursed expenses as follows:

		Expense Caps
Fund	Class	11/1/12 to 2/28/13	3/1/13 to 10/31/13	Reimbursed (Recouped) Expenses	Expiration of Reimbursements
Emerging Markets	Institutional	1.35%	1.35%	$24,715	2016
Emerging Markets	Y	1.45%	1.45%	6,073	2016
Emerging Markets	Investor	1.79%	1.79%	12,067	2016
Emerging Markets	A	1.79%	1.79%	2,550	2016
Emerging Markets	C	2.54%	2.54%	288	2016
International Equity	Institutional*	0.72%*	0.71%*	88,916	2016
International Equity	Retirement	1.47%	1.47%	(38)	2016
International Equity	A	1.25%	1.25%	(1,015)	2016
International Equity	C	1.99%	1.99%	(266)	2016

*	Voluntary Reimbursement

Of these amounts, $1,192 and $6,195 were a receivable from the Manager to the Emerging Markets and International Equity Funds respectively, at October 31, 2013. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

26

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Emerging Markets	$—	67,581	2014
Emerging Markets	—	28,833	2015
International Equity	1,312	2,051	2014
International Equity	7	19,484	2015

The Manager recouped excess carryover expenses of $31 from the Retirement Class expiring in 2014 and $7 expiring in 2015, $1,015 from the A Class expiring in 2014, and $266 from the C Class expiring in 2014 from the International Equity Fund for the period ended October 31, 2013. The Funds did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2013, Foreside collected $424 and $5,192 for Emerging Markets and International Equity Funds, respectively from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2013, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2013, $440 in CDSC fees were collected for the Emerging Markets Fund. There were no CDSC fees for the International Equity Fund

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, such as when a particular foreign market is closed, but the Fund is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the Fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation

28

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2013, there were no transfers between levels. As of October 31, 2013, the investments were classified as described below (in thousands):

Emerging Markets*	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$3,912	$—	$—	$3,912
Foreign Common Stocks	115,592	372	—	115,964
Foreign Convertible Preferred Bonds	—	145	—	145
U.S. Common Stocks	139	—	—	139
Short-Term Investments – Money Markets	6,702	—	—	6,702

Total Investments in Securities	$126,345	$517	$—	$126,862

Financial Derivative Instruments - Assets
Futures Contracts	$56	$—	$—	$56
Forward Currency Contracts	2	—	—	2

Total Financial Derivative Instruments - Assets	$58	$—	$—	$58

International Equity*	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$—	$55	$—	$55
Foreign Common Stocks	1,994,492	—	—	1,994,492
Short-Term Investments – Money Markets	106,788	—	—	106,788
Securities Lending Collateral invested in Money Market Funds	24,172	—	—	24,172

Total Investments in Securities	$2,125,452	$55	$—	$2,125,507

Financial Derivative Instruments - Assets
Futures Contracts	$2,760	$—	$—	$2,760
Foreign Currency Contracts	—	1,963	—	1,963

Total Financial Derivative Instruments - Assets	$2,760	$1,963	$—	$4,723

Financial Derivative Instruments - Liabilities
Futures Contracts	$—	$—	$—	$—
Foreign Currency Contracts	—	225	—	225

Total Financial Derivative Instruments - Liabilities	$—	$225	$—	$225

*	Refer to the Schedules of Investments for country information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

29

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The AMR Class of the International Equity Fund and all Classes of the Emerging Markets Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Funds pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

30

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

4. Securities and Other Investments

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended October 31, 2013 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

For the six months ended October 31, 2013, the Funds entered into foreign currency exchange contracts primarily for return enhancement and hedging.

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD (in thousands).

	Outstanding Contract Amounts Bought
For the Quarter Ended	April 30 2013	October 31, 2013
Emerging Markets	$—	$—
International Equity	200,873	100,516

	Outstanding Contract Amounts Sold
For the Quarter Ended	April 30 2013	October 31, 2013
Emerging Markets	$280	$243
International Equity	60,938	4,361

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the six months ended October 31, 2013, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Average Futures Contracts Outstanding
For the Quarter Ended	April 30, 2013	October 31, 2013
Emerging Markets	10	9
International Equity	17	9

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2013:

Assets	Derivative	Emerging Markets	International Equity
Unrealized appreciation of foreign currency contracts	Foreign Exchange Contract	$2	$1,963
Unrealized appreciation of futures contracts	Equity Contract	56	2,760

Liabilities	Derivative	Emerging Markets	International Equity
Unrealized depreciation of foreign currency contracts	Foreign Exchange Contract	$—	$225
Unrealized depreciation of futures contracts	Equity Contract	—	—

The effect of financial derivative instruments on the Statements of Operations for the year ended October 31, 2013:

Statements of Operations:	Derivative	Emerging Markets	International Equity
Net realized gain (loss) from foreign currency contracts	Foreign Exchange Contract	$(1,806)	$(6,336)
Net realized gain (loss) from futures contracts	Equity Contract	561	17,348

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Statements of Operations:	Derivative	Emerging Markets	International Equity
Change in net unrealized appreciation or (depreciation) of foreign currency contracts	Foreign Exchange Contract	$(1,130)	$(1,520)
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contract	86	3,047

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treaded as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	Emerging Markets		International Equity
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from: Ordinary income*
Institutional Class	$92	$105	$16,101	$18,420
Y Class	21	62	55	32
Investor Class	55	71	10,473	12,396
Advisor Class	—	—	106	28
A Class	5	4	40	13
C Class	—	—	5	3
AMR Class	1,078	1,312	10,213	14,493
Long-Term Capital gains
Institutional Class	—	905	—	—
Y Class	—	572	—	—
Investor Class	—	1,012	—	—
Advisor Class	—	—	—	—
A Class	—	46	—	—
C Class	—	1	—	—
AMR Class	—	12,236	—	—

Total distributions paid	$1,251	$16,326	$36,993	$45,385

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2013, the components of distributable earnings or (deficit) on a tax basis were as follows (in thousands):

34

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

	Emerging Markets	International Equity
Cost basis of investments for federal income tax purposes	$129,724	$1,671,051
Unrealized appreciation	13,083	481,976
Unrealized depreciation	(15,945)	(27,520)

Net unrealized appreciation or (depreciation)	(2,862)	454,456
Undistributed ordinary income	1,259	34,912
Accumulated long-term gain or (loss)	(78)	(137,319)
Other temporary differences	55	2,800

Distributable earnings or (deficits)	$(1,626)	$354,849

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains (losses) from sales of investments in passive foreign investment companies, and Section 732 basis adjustments that have been reclassified as of October 31, 2013 (in thousands):

	Emerging Markets	International Equity
Paid-in-capital	$—	$883
Undistributed net investment income (loss)	103	(7,848)
Accumulated net realized gain (loss)	(103)	6,965
Unrealized appreciation or depreciation of investments, futures contracts, and foreign currency contracts	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

35

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Losses incurred that will be carried forward under the provisions of the Act for the year ended October 31, 2013 are as follows (in thousands):

	Loss Carryforward Character
Fund	Short-Term	Long-Term	Total
Emerging Markets	$—	$22	$22

As of October 31, 2013 the capital loss carryforward positions of the Fund prior to the provisions of RIC MOD that may be applied against realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first, are as follows (in thousands):

Fund	2017
International Equity	$134,561

The Emerging Markets Fund utilized $1,606 of long-term losses under the provisions of the Act. The International Equity Fund utilized $33,010 of short-term losses and $43,716 of long-term losses under the provisions of the Act. The International Equity Fund utilized $8,584 of loss carryforwards position occurring prior to the provision of the Act (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2013 were as follows (in thousands):

	Emerging Markets	International Equity
Purchases	$60,840	$704,605
Sales and Maturities	65,905	445,056

A summary of the International Equity Fund’s transactions in the USG Select Fund for the year ended October 31, 2013 is set forth below (in thousands):

	Affiliated Fund	October 31, 2012 Shares/Fair Value	Purchases	Sales	October 31, 2013 Shares/Fair Value	Dividend Income
Direct	USG Select Fund	$10,000	$25,000	$25,000	$10,000	$4
Securities Lending	USG Select Fund	1,598	787,129	769,131	19,596	—

9. Securities Lending

The International Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

36

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

At October 31, 2013, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$22,989	$—	$24,172

Cash collateral is listed in the Fund’s Schedules of Investments and is shown on Statements of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statements of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (shares and dollars in thousands):

For the Year ended October 31, 2013

	Institutional Class		Y Class		Investor Class		A Class
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	167	$2,009	81	$933	117	$1,351	7	$75
Redemption fees	—	1	—	—	—	1	—	—
Reinvestment of dividends	8	92	2	20	5	54	—	2
Shares redeemed	(84)	(1,000)	(83)	(978)	(320)	(3,650)	(27)	(292)

Net increase (decrease) in shares outstanding	91	$1,102	—	$(25)	(198)	$(2,244)	(20)	$(215)

37

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

	C Class		AMR Class		Totals
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	9	$100	3,016	$35,188	3,397	$39,656
Redemption fees	—	—	—	16	—	18
Reinvestment of dividends	—	—	90	1,078	105	1,246
Shares redeemed	(4)	(43)	(3,285)	(37,952)	(3,803)	(43,915)

Net increase (decrease) in shares outstanding	5	$57	(179)	$(1,670)	(301)	$(2,995)

	Institutional Class		Y Class		Investor Class		Advisor Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	13,571	$239,015	28,347	$506,048	7,619	$131,317	367	$6,480
Redemption fees	—	71	—	17	—	40	—	—
Reinvestment of dividends	811	13,572	3	42	625	10,387	6	106
Shares redeemed	(8,904)	(157,386)	(7,201)	(129,986)	(19,776)	(337,332)	(201)	(3,475)

Net increase (decrease) in shares outstanding	5,478	$95,272	21,149	$376,121	(11,532)	$(195,588)	172	$3,111

	Retirement Class		A Class		C Class		AMR Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	35	$650	159	$2,784	61	$1,045	6,551	$116,120
Redemption fees	—	—	—	—	—	—	—	40
Reinvestment of dividends	—	—	2	33	—	5	610	10,213
Shares redeemed	(3)	(59)	(33)	(574)	(6)	(108)	(8,018)	(139,459)

Net increase (decrease) in shares outstanding	32	$591	128	$2,243	55	$942	(857)	$(13,086)

	Totals
International Equity Fund	Shares	Amount
Shares sold	56,710	$1,003,459
Redemption fees	—	168
Reinvestment of dividends	2,057	34,358
Shares redeemed	(44,142)	(768,043)

Net increase (decrease) in shares outstanding	14,625	$269,606

For the Year Ended October 31, 2012

	Institutional Class		Y Class		Investor Class		A Class
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10	$113	115	$1,324	124	$1,394	33	$356
Redemption fees	—	1	—	—	—	1	—	—
Reinvestment of dividends	98	1,005	60	626	102	1,034	4	40
Shares redeemed	(52)	(596)	(429)	(4,960)	(195)	(2,137)	(10)	(110)

Net increase (decrease) in shares outstanding	56	$523	(254)	$(3,010)	31	$292	27	$286

	C Class		AMR Class		Totals
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1	$4	2,982	$34,518	3,265	$37,709
Redemption fees	—	—	—	12	—	14
Reinvestment of dividends	—	1	1,304	13,548	1,568	16,254
Shares redeemed	(1)	(7)	(4,187)	(47,936)	(4,874)	(55,746)

Net increase (decrease) in shares outstanding	—	$(2)	99	$142	(41)	$(1,769)

38

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

	Institutional Class		Y Class		Investor Class		Advisor Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,127	$182,817	53	$806	10,041	$149,389	31	$479
Redemption fees	—	8	—	—	—	11	—	—
Reinvestment of dividends	1,161	16,128	2	32	886	12,231	2	28
Shares redeemed	(8,916)	(134,303)	(10)	(150)	(7,985)	(118,644)	(13)	(195)

Net increase in shares outstanding	4,372	$64,650	45	$688	2,942	$42,987	20	$312

	Retirement Class		A Class		C Class		AMR Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3	$52	60	$920	2	$36	4,926	$74,189
Redemption fees	—	—	—	—	—	—	—	4
Reinvestment of dividends	—	—	—	7	—	3	1,043	14,493
Shares redeemed	—	(2)	(12)	(182)	—	(4)	(7,254)	(109,538)

Net increase (decrease) in shares outstanding	3	$50	48	$745	2	$35	(1,285)	$(20,852)

	Totals
International Equity Fund	Shares	Amount
Shares sold	27,243	$408,688
Redemption fees	—	23
Reinvestment of dividends	3,094	42,922
Shares redeemed	(24,190)	(363,018)

Net increase (decrease) in shares outstanding	6,147	$88,615

39

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2013		2012		2011A		2010		2009
Net asset value, beginning of period	$11.33		$12.67		$14.55		$11.95		$9.00

Income from investment operations:
Net investment income (loss)	0.09		0.12		0.16		0.13		0.05
Net gains (losses) from investments (both realized and unrealized)	0.86		0.11		(1.91)		2.63		4.42

Total income (loss) from investment operations	0.95		0.23		(1.75)		2.76		4.47

Less distributions:
Dividends from net investment income	(0.13)		(0.16)		(0.13)		(0.16)		(0.21)
Distributions from net realized gains on securities	—		(1.41)		—		—		(1.31)

Total distributions	(0.13)		(1.57)		(0.13)		(0.16)		(1.52)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	—

Net asset value, end of period	$12.15		$11.33		$12.67		$14.55		$11.95

Total return C	8.39%		3.05%		(12.18)%		23.36%		60.56%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$9,962		$8,256		$8,523		$9,023		$9,494
Ratios to average net assets:
Expenses, before reimbursements	1.64%		1.50%		1.55%		1.58%		1.66%
Expenses, net of reimbursements	1.35%		1.33%		1.24%		1.39%		1.66%
Net investment income (loss), before reimbursements	0.58%		0.87%		0.99%		0.58%		0.95%
Net investment income (loss), net of reimbursements	0.87%		1.04%		1.30%		0.77%		0.95%
Portfolio turnover rate	55%		44%		101%		64%		70%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

40

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class							Investor Class									A Class
Year Ended October 31,					March 1 to Oct. 31,		Year Ended October 31,									Year Ended October 31,						May 17 to Oct. 31,
2013	2012		2011A		2010		2013		2012		2011A		2010		2009	2013		2012		2011A		2010
$11.41	$12.75		$14.53		$12.29		$11.13		$12.44		$14.29		$11.77		$8.85	$11.11		$12.47		$14.27		$12.10

0.11	0.06		0.13		0.04		0.04		0.08		0.13		0.04		0.04	0.06		0.10		0.06		0.02
0.83	0.16		(1.91)		2.20		0.84		0.12		(1.93)		2.63		4.35	0.82		0.09		(1.85)		2.15

0.94	0.22		(1.78)		2.24		0.88		0.20		(1.80)		2.67		4.39	0.88		0.19		(1.79)		2.17

(0.13)	(0.15)		—		—		(0.08)		(0.10)		(0.05)		(0.15)		(0.16)	(0.08)		(0.14)		(0.01)		—
—	(1.41)		—		—		—		(1.41)		—		—		(1.31)	—		(1.41)		—		—

(0.13)	(1.56)		—		—		(0.08)		(1.51)		(0.05)		(0.15)		(1.47)	(0.08)		(1.55)		(0.01)		—

0.00B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	—	0.00	B	0.00	B	0.00	B	0.00	B

$12.22	$11.41		$12.75		$14.53		$11.93		$11.13		$12.44		$14.29		$11.77	$11.91		$11.11		$12.47		$14.27

8.22%	2.91%		(12.25)%		18.23	%D	7.89%		2.72%		(12.65)%		22.85%		60.24%	7.94%		2.64%		(12.58)%		17.93	%D

$1,962	$1,837		$5,296		$13		$6,675		$8,427		$9,030		$12,478		$10,208	$491		$685		$433		$2

1.75%	1.72%		1.68%		1.82	%E	1.95%		1.84%		1.84%		1.86%		1.96%	2.19%		2.01%		2.97%		2.26	%E
1.45%	1.44%		1.33%		1.42	%E	1.79%		1.75%		1.70%		1.77%		1.96%	1.79%		1.78%		1.46%		1.78	%E
0.56%	(0.05)%		0.99%		0.40	%E	0.26%		0.56%		0.77%		0.29%		0.65%	0.11%		0.46%		(0.10)%		(0.10	)%E
0.86%	0.23%		1.35%		0.79	%E	0.42%		0.65%		0.91%		0.37%		0.65%	0.51%		0.69%		1.41%		0.39	%E
55%	44%		101%		64	%F	55%		44%		101%		64%		70%	55%		44%		101%		64	%F

41

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class								AMR Class
	Year Ended October 31,						Sept. 1 to Oct. 31,		Year Ended October 31,
	2013		2012		2011A		2010		2013		2012		2011A		2010		2009
Net asset value, beginning of period	$11.05		$12.38		$14.26		$12.89		$11.44		$12.74		$14.62		$12.02		$9.06

Income from investment operations:
Net investment income (loss)	(0.05)		0.03		0.09		(0.02)		0.12		0.14		0.18		0.11		0.09
Net gains (losses) from investments (both realized and unrealized)	0.83		0.07		(1.97)		1.39		0.83		0.12		(1.97)		2.68		4.43

Total income (loss) from investment operations	0.78		0.10		(1.88)		1.37		0.95		0.26		(1.79)		2.79		4.52

Less distributions:
Dividends from net investment income	—		(0.02)		—		—		(0.14)		(0.15)		(0.09)		(0.19)		(0.25)
Distributions from net realized gains on securities	—		(1.41)		—		—		—		(1.41)		—		—		(1.31)

Total distributions	—		(1.43)		—		—		(0.14)		(1.56)		(0.09)		(0.19)		(1.56)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	—

Net asset value, end of period	$11.83		$11.05		$12.38		$14.26		$12.25		$11.44		$12.74		$14.62		$12.02

Total return C	7.06%		1.83%		(13.18)%		10.63	%D	8.34%		3.26%		(12.30)%		23.47%		61.01%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$62		$5		$8		$1		$108,493		$103,363		$113,894		$128,841		$109,985
Ratios to average net assets:
Expenses, before reimbursements	3.26%		3.74%		26.96%		4.49	%E	1.39%		1.24%		1.31%		1.34%		1.42%
Expenses, net of reimbursements	2.54%		2.52%		2.41%		2.54	%E	1.39%		1.24%		1.31%		1.34%		1.42%
Net investment income (loss), before reimbursements	(0.55)%		(1.19)%		(23.86)%		(2.91	)%E	0.90%		1.15%		1.29%		0.79%		1.27%
Net investment income (loss), net of reimbursements	0.18%		0.03%		0.69%		(0.96	)%E	0.90%		1.15%		1.29%		0.79%		1.27%
Portfolio turnover rate	55%		44%		101%		64	%F	55%		44%		101%		64%		70%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

42

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43

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2013	2012A	2011	2010	2009
Net asset value, beginning of period	$16.05	$15.27	$16.67	$15.51	$13.13

Income from investment operations:
Net investment income	0.36	0.41	0.46	0.35	0.54
Net gains (losses) from investments (both realized and unrealized)	4.07	0.92	(1.41)	1.30	2.78

Total income (loss) from investment operations	4.43	1.33	(0.95)	1.65	3.32

Less distributions:
Dividends from net investment income	(0.41)	(0.55)	(0.45)	(0.49)	(0.61)
Distributions from net realized gains on securities	—			—	(0.33)

Total distributions	(0.41)	(0.55)	(0.45)	(0.49)	(0.94)

Redemption fees added to beneficial interest	—	—	—	—	0.00	B

Net asset value, end of period	$20.07	$16.05	$15.27	$16.67	$15.51

Total return C	28.14%	9.25%	(5.89)%	10.81%	27.44%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$870,729	$608,256	$512,093	$527,718	$489,837
Ratios to average net assets:
Expenses, before reimbursements	0.72%	0.72%	0.70%	0.71%	0.73%
Expenses, net of reimbursements	0.71%	0.72%	0.70%	0.71%	0.73%
Net investment income (loss), before reimbursements	2.16%	2.85%	2.90%	2.21%	2.76%
Net investment income, net of reimbursements	2.17%	2.85%	2.90%	2.21%	2.76%
Portfolio turnover rate	27%	60%	33%	38%	41%

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on December 31, 2011.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

44

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class
Year Ended October 31,				Aug. 3 to Oct. 31,		Year Ended October 31,
2013	2012A	2011	2010	2009		2013	2012A	2011	2010	2009
$16.65	$15.82	$17.17	$15.52	$14.89		$15.88	$15.11	$16.42	$15.30	$12.95

0.62	0.41	0.49	0.04	0.04		0.25	0.38	0.44	0.29	0.37
3.97	0.95	(1.50)	1.61	0.59		4.09	0.87	(1.44)	1.27	2.87

4.59	1.36	(1.01)	1.65	0.63		4.34	1.25	(1.00)	1.56	3.24

(0.43)	(0.53)	(0.34)	—	—		(0.36)	(0.48)	(0.31)	(0.44)	(0.56)
—			—	—		—			—	(0.33)

(0.43)	(0.53)	(0.34)	—	—		(0.36)	(0.48)	(0.31)	(0.44)	(0.89)

—	—	—	—	0.00	B	—	—	—	—	0.00	B

$20.81	$16.65	$15.82	$17.17	$15.52		$19.86	$15.88	$15.11	$16.42	$15.30

28.04%	9.15%	(6.00)%	10.63%	4.23	%D	27.81%	8.77%	(6.21)%	10.36%	27.08%

$441,946	$1,512	$720	$245	$1		$337,424	$453,142	$386,560	$463,704	$445,596

0.85%	0.80%	0.81%	0.81%	0.69	%E	1.04%	1.09%	1.07%	1.07%	1.05%
0.85%	0.80%	0.81%	0.81%	0.69	%E	1.04%	1.09%	1.07%	1.07%	1.05%
2.55%	2.74%	3.00%	1.44%	1.00	%E	1.67%	2.50%	2.55%	1.83%	2.45%
2.55%	2.74%	3.00%	1.44%	1.00	%E	1.67%	2.50%	2.55%	1.83%	2.45%
27%	60%	33%	38%	41	%F	27%	60%	33%	38%	41%

45

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2013	2012A	2011	2010	2009
Net asset value, beginning of period	$16.36	$15.52	$16.74	$15.20	$12.86

Income from investment operations:
Net investment income (loss)	(0.41)	0.09	0.07	0.89	0.31
Net gains (losses) from investments (both realized and unrealized)	4.83	1.18	(1.12)	0.65	2.86

Total income (loss) from investment operations	4.42	1.27	(1.05)	1.54	3.17

Less distributions:
Dividends from net investment income	(0.42)	(0.43)	(0.17)	—	(0.50)
Distributions from net realized gains on securities	—			—	(0.33)

Total distributions	(0.42)	(0.43)	(0.17)	—	(0.83)

Redemption fees added to beneficial interest	—	—	—	—	0.00	B

Net asset value, end of period	$20.36	$16.36	$15.52	$16.74	$15.20

Total return C	27.51%	8.59%	(6.35)%	10.13%	26.58%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$5,232	$1,397	$1,015	$746	$1,722
Ratios to average net assets:
Expenses, before (reimbursements) or recoupments	1.20%	1.31%	1.24%	1.26%	1.45%
Expenses, net of (reimbursements) or recoupments	1.20%	1.31%	1.24%	1.26%	1.44%
Net investment income (loss), before (reimbursements) or recoupments	1.39%	2.18%	2.52%	1.64%	2.25%
Net investment income, net of (reimbursements) or recoupments	1.39%	2.18%	2.52%	1.64%	2.26%
Portfolio turnover rate	27%	60%	33%	38%	41%

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on December 31, 2011.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

46

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Retirement Class						A Class					C Class
Year Ended October 31,				May 1 to Oct. 31,		Year Ended October 31,			May 17 to Oct. 31,		Year Ended October 31,			Sept. 1 to Oct. 31,
2013	2012A	2011	2010	2009		2013	2012A	2011	2010		2013	2012A	2011	2010
$16.75	$15.44	$16.71	$15.20	$11.78		$16.02	$15.33	$16.40	$14.14		$15.70	$15.21	$16.39	$14.82

0.19	(0.45)	0.39	0.22	0.12		0.43	0.48	0.12	0.03		0.52	0.40	0.07	(0.01)
4.37	1.76	(1.44)	1.29	3.30		3.89	0.76	(1.14)	2.23		3.59	0.71	(1.25)	1.58

4.56	1.31	(1.05)	1.51	3.42		4.32	1.24	(1.02)	2.26		4.11	1.11	(1.18)	1.57

—		(0.22)	—	—		(0.42)	(0.55)	(0.05)	—		(0.34)	(0.62)		—
—			—	—		—			—		—			—

—	—	(0.22)	—	—		(0.42)	(0.55)	(0.05)	—		(0.34)	(0.62)	—	—

—	—	—	—	0.00	B	—	—	—	—		—	—	—	—

$21.31	$16.75	$15.44	$16.71	$15.20		$19.92	$16.02	$15.33	$16.40		$19.47	$15.70	$15.21	$16.39

27.22%	8.48%	(6.37)%	9.93%	29.03	%D	27.51%	8.62%	(6.26)%	15.98	%D	26.56%	7.89%	(7.20)%	10.59	%D

$755	$52	$1	$1	$1		$4,113	$1,255	$461	$4		$1,220	$115	$76	$1

1.46%	6.40%	3.43%	1.66%	1.48	%E	1.21%	1.29%	2.24%	1.26	%E	1.95%	2.12%	7.39%	2.60	%E
1.47%	1.24%	1.30%	1.47%	1.48	%E	1.25%	1.26%	1.22%	1.25	%E	1.99%	1.98%	1.95%	1.99	%E
1.78%	(3.06)%	0.17%	1.25%	1.72	%E	1.73%	2.03%	1.03%	0.96	%E	1.13%	1.56%	(4.32)%	(0.81	)%E
1.78%	2.10%	2.30%	1.44%	1.72	%E	1.69%	2.07%	2.05%	0.98	%E	1.09%	1.70%	1.11%	(0.20	)%E
27%	60%	33%	38%	41	%F	27%	60%	33%	38	%G	27%	60%	33%	38	%G

47

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	AMR Class
	Year Ended October 31,
	2013	2012A	2011	2010	2009
Net asset value, beginning of period	$16.08	$15.31	$16.78	$15.61	$13.25

Income from investment operations:
Net investment income	0.46	0.49	0.53	0.39	0.37
Net gains (losses) from investments (both realized and unrealized)	4.04	0.87	(1.44)	1.30	2.99

Total income (loss) from investment operations	4.50	1.36	(0.91)	1.69	3.36

Less distributions:
Dividends from net investment income	(0.46)	(0.59)	(0.56)	(0.52)	(0.67)
Distributions from net realized gains on securities	—			—	(0.33)

Total distributions	(0.46)	(0.59)	(0.56)	(0.52)	(1.00)

Redemption fees added to beneficial interest	—	—	—	—	0.00	B

Net asset value, end of period	$20.12	$16.08	$15.31	$16.78	$15.61

Total return C	28.56%	9.47%	(5.62)%	11.05%	27.70%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$467,156	$387,197	$388,185	$469,414	$431,499
Ratios to average net assets:
Expenses, before reimbursements	0.43%	0.45%	0.45%	0.46%	0.48%
Expenses, net of reimbursements	0.43%	0.45%	0.45%	0.46%	0.48%
Net investment income (loss), before reimbursements	2.47%	3.16%	3.15%	2.45%	3.00%
Net investment income, net of reimbursements	2.47%	3.16%	3.15%	2.45%	3.00%
Portfolio turnover rate	27%	60%	33%	38%	41%

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on December 31, 2011.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

48

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Emerging Markets	International Equity
Corporate Dividends Received Deduction	0.00%	0.00%
Qualified Dividend Income	100.00%	100.00%

The International Equity Fund designated a foreign tax credit of $4,230,285.

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

49

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisor Agreements of the Funds (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials. For various reasons, a subadvisor may not have provided responses to each requested item. In these instances, the Board considered the materials that were received from such subadvisor. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the firm’s longer-term performance was materially below that of the peer group;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the firm’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and/or proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

50

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•	a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•	confirmation that the firm is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•	a discussion of whether, due to the firm’s trading activities on behalf of the Funds, the firm would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition, the Manager provided the following information specific to the renewal of the Management Agreement:

•	a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund and, as applicable, each subadvisor to a Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•	confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager and individual subadvisors with respect to their allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

51

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for each Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

52

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

In analyzing the cost of services for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Emerging Markets Fund

In considering the renewal of the Management Agreement for the American Beacon Emerging Markets Fund, the Trustees considered the following additional factors: (1) the American Beacon Emerging Markets Fund outperformed the Lipper performance universe median for the five-year period ended March 31, 2013, but underperformed for the one-, three-, and ten-year periods; (2) the

53

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Fund’s performance was equal to the Lipper performance group median for the one-year period ended March 31, 2013, but underperformed for the three- and five-year periods; (3) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (4) the Institutional Class of the Fund was categorized by Morningstar as having an average expense ratio.

In considering the renewal of the Investment Advisory Agreements with The Boston Company Asset Management, LLC (“TBC”), Morgan Stanley Investment Management Inc., including the MSIM subadvisors Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (collectively, “MSIM”), and Brandes Investment Partners, L.P. (“Brandes”), the Trustees considered the following additional factors: (1) MSIM outperformed the Lipper performance universe median for the one-, three- and ten-year periods ended March 31, 2013, but underperformed for the five-year period; (2) TBC outperformed the Lipper performance universe median for the five-year period ended March 31, 2013 but underperformed for the one-, three- and ten-year periods; (3) Brandes was added as a subadvisor in December 2010 and outperformed the Lipper performance universe median for the one-year period ended March 31, 2013; (4) the Manager’s explanation that MSIM’s underperformance was due in part to over- and under-weightings of certain sectors and countries in 2008 and 2009; (5) the Manager’s explanation that TBC’s underperformance was due to the underperformance of its portfolio during 2011 and 2012 when TBC’s low valuation investment approach was not favored by the market, though this approach historically has provided long-term outperformance and downside protection and the Manager’s belief that the portfolio is currently well positioned to outperform when its strategy returns to favor; (6) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (7) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Emerging Markets Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Emerging Markets Fund.

Additional Considerations and Conclusions with Respect to the American Beacon International Equity Fund

In considering the renewal of the Management Agreement for the American Beacon International Equity Fund, the Trustees considered the following additional factors: (1) the American Beacon International Equity Fund outperformed the Lipper performance universe median for the one-, three-, five- and ten-year periods ended March 31, 2013; (2) the Fund outperformed the Lipper performance group median for the one- and five-year periods ended March 31, 2013, but underperformed for the three-year period; (3) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (4) the Institutional Class of the Fund was categorized by Morningstar as having a low expense ratio.

In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), and Templeton Investment Counsel, LLC (“Templeton”), the Trustees considered the following additional factors: (1) Templeton and Causeway each outperformed the Lipper performance universe median for the one-, three-, five- and ten-year periods ended March 31, 2013; (2) Lazard outperformed the Lipper performance universe median for the one-, three- and five-year periods ended March 31, 2013, but underperformed for the ten-year period; (3) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon International Equity Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon International Equity Fund.

54

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008)), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

55

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (67)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).
OFFICERS
Term
One Year
Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary, American Beacon Advisors, Inc. (2008 – present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

56

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

57

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, And Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or summary prospectus.

American Beacon Funds, American Beacon Emerging Markets Fund, and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

AR 10/13

American Beacon® FUNDS

2013 ANNUAL REPORT

OCTOBER 31, 2013

BALANCED FUND

MID-CAP VALUE FUND

SMALL CAP VALUE II FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Duration is a measure of price sensitivity relative to changes in interest rates.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2013

Dear Shareholders,

The past 12 months has been a remarkable period for the stock market. It’s not just that the S&P 500 Index increased by 27.18%, although that is pretty remarkable in itself. The S&P 500 has not increased by that much in a single calendar year in a decade, not since 2003.

Maybe even more notable was how broad-based the rally was. In addition to the strong returns for the S&P 500 Index during the period under review, the Russell Midcap Index returned 33.79% and the Russell 2000 Index (which represents small-cap companies) returned 36.28%.

The consistency goes beyond asset classes. Among the 11 sectors identified by Morningstar, 10 increased by more than 10% over the 12-month period.

Everywhere you turn, there are opportunities to be had. Here at American Beacon, we’re pleased to have a wide range of funds that delve into nearly every area of the equity markets, giving open-minded investors a multitude of carefully managed choices.

For the 12-month period ended October 31, 2013:

•	The American Beacon Balanced Fund (Investor Class) returned 18.65%.

•	The American Beacon Mid-Cap Value Fund (Investor Class) returned 38.69%.

•	The American Beacon Small Cap Value II Fund (Investor Class) returned 33.55%.

We’re proud to offer all these funds to our shareholders, as part of a broad menu of choices for investors.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2013 (Unaudited)

U.S. stocks posted strong results for the year ended October 31, 2013, with the S&P 500 Index rising 27.18% over those 12 months. An improving economy, low interest rates and recovering investor sentiment helped drive the market higher, as well as the Federal Reserve’s continued quantitative easing program. Equity markets shrugged off incessant political stalemates and climbed even when the government shut down for 16 days in October. Meanwhile, robust corporate earnings growth has kept valuations in check despite the appreciation in stock prices. At current prices, the S&P 500 Index’s price-to-earnings ratio based on consensus earnings is in line with its 15-year median, yet the 10-year Treasury yield is 2.6%, well below its 15-year median.

The 12-month period began with a rough patch. During the first two weeks of November 2012, the S&P 500 Index slipped by more than 5%, as the markets reacted nervously to negotiations over the fiscal cliff. But the index quickly rebounded and gained more than 8% between that point and the end of the year, setting the stage for its gains throughout 2013.

The early part of 2013 proved to be very strong. At the end of the first quarter, the S&P 500 Index finally surpassed its pre-crash high, closing at its highest mark since October 2007. The index gained 14.1% between the first of the year and May 21. On that day, though, Federal Reserve chairman Ben Bernanke indicated that the Fed’s asset-purchasing program would be coming to an end at some point. This first mention of the so-called taper sent shock waves through the market. The S&P 500 Index dropped more than 5% in the space of a month.

Subsequently, June broke a seven-month winning streak for both the S&P 500 and the Nasdaq indexes, but the market quickly found its footing and began to rally at that point. Even with the taper-induced drop-off, by the end of June, the S&P 500 Index had posted its best first half of any year since 1998.

This performance was bolstered by a U.S. economy that appears to have formed a sound foundation with no obvious signs of a contraction in the near term. For perspective, each recession in the past 50 years has been preceded by three conditions: 1) an inverted yield curve, 2) a tight labor market and 3) a positive output gap (actual gross domestic product [GDP] expressed as a percentage of potential GDP). None of these conditions are evident today. In fact, the yield curve is steep, there is considerable slack in the labor market, and the output gap is decidedly negative.

Coming off a disappointing fourth quarter of 2012, in which GDP grew at just 0.4%, GDP bounced back to 1.1% growth in the first quarter of 2013, 2.5% in the second quarter and 2.8% in the third quarter. Unemployment continued to drop in a slow but mostly steady fashion, from 7.8% in November 2012 to 7.3% in October 2013. Although this was good news for the larger economy, the falling unemployment rate made some investors nervous, because Chairman Bernanke has indicated that the economy would be healthy enough for him to end quantitative easing once the unemployment rate reached 7.0%.

For the 12 months that ended October 31, 2013, in addition to the robust performance of the S&P 500 Index, the rally was strong in all areas of market capitalization. The Russell Midcap® Index was up 33.79% and the Russell 2000® Index (which represents small-cap stocks) was up 36.28%.

2

American Beacon Balanced FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the Balanced Fund (the “Fund”) returned 18.65% for the twelve months ended October 31, 2013. The Fund outperformed the 60% Russell 1000® Value/40% Barclays Capital Aggregate Index benchmark return of 15.81% but trailed the Lipper Mixed-Asset Target Allocation Growth Funds Index return of 19.00%.

Comparison of Change in Value of a $10,000 Investment

For The Period from 10/31/03 through 10/31/13

Total Returns for the Period ended 10/31/13

	1 Year	5 Years	10 Years	Value of $10,000 10/31/03- 10/31/13
Institutional Class (1,8)	19.04%	13.15%	7.50%	$20,619
Y Class (1,3,8)	18.97%	13.05%	7.46%	20,530
Investor Class (1,8)	18.65%	12.77%	7.17%	19,984
Advisor Class (1,2,8)	18.52%	12.59%	6.97%	19,612
A Class with sales charge (1,4,8)	11.66%	11.35%	6.48%	18,742
A Class without sales charge (1,4,8)	18.45%	12.67%	7.12%	19,891
C Class with sales charge (1,5,8)	16.50%	12.10%	6.85%	19,400
C Class without sales charge (1,5,8)	17.50%	12.10%	6.85%	19,400
AMR Class (1,8)	19.32%	13.45%	7.77%	21,130
Balanced Composite Index (6)	15.81%	11.25%	6.91%	19,508
Russell 1000 Value Index (7)	28.29%	14.06%	7.81%	21,208
Barclays Capital Aggregate Index (7)	-1.08%	6.09%	4.78%	15,945
Lipper Mixed-Asset Target Allocation Growth Funds Index (7)	19.00%	12.88%	6.96%	19,595

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit our website at www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/03 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/03. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than actual returns shown for 2005.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/03 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.
6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion.
7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted values. Russell 1000 Value Index and Russell 1000 Index are a registered trademarks of Frank Russell Company. The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 0.60%, 0.71%, 0.93%, 1.10%, 1.14%, 1.86%, and 0.33%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Balanced FundSM

Performance Overview

October 31, 2013 (Unaudited)

During the twelve-month period, the Fund’s assets on average were invested 66% in equities (including equitized cash) and 34% in fixed-income securities, ending the period with approximately 65% in equities and 35% in fixed-income securities.

The equity portion of the Fund (excluding equitized cash) returned 32.3%, outperforming the Russell 1000® Value Index (the “Index”) return of 28.3%. The Fund’s equities outperformed the Index as both security selection and sector allocation added value relative to the Index. The Fund’s Financials companies added over 185 basis points (1.85%) to performance. In the Financials sector, Bank of America (up 51.7%), Lincoln National (up 85.4%) and Unum Group (up 59.9%) were the largest contributors. The Fund’s Energy companies also contributed to the Fund’s excess performance. Not owning Exxon Mobil positively impacted performance in the Energy sector. Chevron (up 12.2%) and Halliburton (up 65.9%) also contributed to the Fund’s returns. Poor stock selection in the Consumer Staples sector detracted relative value. Philip Morris International (up 4.7%) and Wal-Mart Stores (up 3.4%) detracted from performance in the Consumer Staples sector.

A significant overweight position in Information Technology, the best performing sector in the Index, added relative value through sector allocation. Underweight positions in Utilities and Materials, two of the poorer performing sectors in the Index, also contributed to the Fund’s returns.

The fixed-income portion of the Fund returned
-0.5% for the twelve-month period, outperforming the Barclays Capital Aggregate Index (the “Barclays Index”) return of -1.1%. During the period, the Fund’s Corporate securities holdings outperformed the Barclays Index. Within Corporates, holdings in the manufacturing and finance sectors added the most relative value, as did a higher allocation in the finance sector. The Fund’s exposure to U.S. Treasuries also contributed to returns. The Fund’s shorter duration mostly had a positive impact on relative performance as rates generally rose over the course of the year.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long term.

Top Ten Holdings (% Net Assets)

JPMorgan Chase & Co.		2.3
Bank of America Corp.		1.5
Citigroup, Inc.		1.3
Wells Fargo & Co.		1.5
Microsoft Corp.		1.4
WellPoint, Inc.		1.3
Pfizer, Inc.		1.2
Merck & Co., Inc.		1.0
Johnson & Johnson		1.0
BP plc		1.4
Total Fund Holdings	501

Sector Allocation (% Equities)

Financials		25.7
Health Care		14.7
Energy		13.5
Information Technology		10.3
Consumer Discretionary		9.8
Industrials		9.8
Consumer Staples		6.8
Utilities		4.0
Telecommunication Services		3.8
Materials		1.1
Manufacturing		0.4
Service		0.2

Sector Allocation (% Fixed Income)

U.S. Treasury		35.0
Mortgage-Backed Obligations		20.2
Finance		17.2
Manufacturing		5.9
Agency		5.3
Service		3.8
Energy		3.6
Asset-Backed Obligations		2.8
Telecommunications		1.9
Utilities		1.6
Municipal Obligations		0.9
Consumer		0.9
Transportation		0.9

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

4

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the Mid-Cap Value Fund (the “Fund”) returned 38.69% for the twelve months ended October 31, 2013. The Fund outperformed the Russell Midcap® Value Index (the “Index”) return of 33.45% and the Lipper Mid-Cap Value Funds Index return of 34.94% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 6/30/04* through 10/31/13

*	Inception of Fund

Total Returns for the Period ended 10/31/13
	1 Year	5 Years	Since Incep. (6/30/04)	Value of $10,000 6/30/04- 10/31/13
Institutional Class (1,3,9)	39.18%	22.03%	9.57%	$23,465
Y Class (1,4,9)	38.99%	21.96%	9.53%	23,394
Investor Class (1,2,9)	38.69%	21.85%	9.40%	23,135
Advisor Class (1,5,9)	38.43%	21.53%	9.21%	22,773
A Class with sales charge (1,6,9)	30.44%	20.03%	8.52%	21,455
A Class without sales charge (1,6,9)	38.39%	21.46%	9.21%	22,764
C Class with sales charge (1,7,9)	36.32%	20.90%	8.94%	22,245
C Class without sales charge (1,7,9)	37.32%	20.90%	8.94%	22,245
AMR Class (1,9)	39.43%	22.20%	9.72%	23,775
Russell Midcap Value Index(8)	33.45%	18.85%	9.76%	23,857
Lipper Mid-Cap Value Funds Index(8)	34.94%	18.64%	8.62%	21,647

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the AMR Class of the Fund was waived through 2005. Performance prior to waiving fees was lower than the actual returns shown for periods through 2005.
2.	Fund performance for the since inception period represents the total returns achieved by the AMR Class from 6/30/04 up to 3/1/06, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04. A portion of the fees charged to the Investor Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than actual returns shown since 2006.
3.	Fund performance for the since inception period represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 6/30/04. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than actual returns shown since 2007.
4.	Fund performance for the five-year and since inception periods represent the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the total returns of the Institutional Class from 11/30/05 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the AMR and Institutional Classes are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04.
5.	Fund performance for the since inception period represents the total returns achieved by the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 6/29/07, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the Advisor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 6/30/04. A portion of the fees charged to the Advisor Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than the actual returns shown since 2007.
6.	Fund performance for the five-year and since inception periods represent the total returns achieved by the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the A Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. A Class shares has a maximum sales charge of 5.75%.
7.	Fund performance for the five-year and since inception periods represent the total returns achieved by the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the AMR, Institutional, and Investor Classes

5

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2013 (Unaudited)

are lower than those of the C Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/04. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
8.	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
9.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 1.07%, 1.29%, 1.45%, 2.00%, 1.62%, 2.47%, and 0.79%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index.

Most of the Fund’s excess performance was attributed to holdings in the Financials sector which contributed over 270 basis points (2.70%) to performance. In the Financials sector, not owning American Capital Agency and HCP, which were down 22.8% and 0.9%, respectively, in the Index, added relative value. The Fund’s Consumer Discretionary sector companies also contributed to performance. In the Consumer Discretionary sector, Delphi Automotive (up 88.3%) and Hanesbrands (up 105.8%) were the largest contributors. The aforementioned good performance was slightly offset by poor stock selection in the Health Care and Utilities sectors. Not owning Boston Scientific and HCA, which were up 127.4% and 76.7%, respectively, in the Index, negatively impacted performance in the Health Care sector. Laboratory Corporation of America (up 18.2%) also detracted relative value. In the Utilities sector, Entergy (down 7.5%) and Great Plains Energy (up 8.9%) detracted from the Fund’s returns.

Significant overweight positions in the Industrials and Consumer Discretionary sectors added relative value through sector allocation. An underweight in Utilities, the worst performing sector in the Index, also contributed to the Fund’s performance.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

Top Ten Holdings (% Net Assets)

Parker Hannifin Corp.		1.5
Cigna Corp.		1.5
Avnet, Inc.		1.5
Interpublic Group of Cos., Inc.		1.4
Fifth Third Bancorp		1.4
Stanley Black & Decker, Inc.		1.3
Assurant, Inc.		1.3
Microchip Technology, Inc.		1.2
Willis Group Holdings plc		1.9
Delphi Automotive plc		1.2
Total Fund Holdings	150

Sector Allocation (% Equities)

Financials		28.5
Consumer Discretionary		16.1
Industrials		14.8
Information Technology		10.5
Health Care		9.8
Energy		7.0
Utilities		4.7
Materials		4.5
Consumer Staples		4.2

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

6

American Beacon Small Cap Value II FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the Small Cap Value II Fund (the “Fund”) returned 33.55% for the twelve months ended October 31, 2013, outperforming the Russell 2000® Value Index (the “Index”) return of 32.83%, but slightly trailing the Lipper Small-Cap Value Funds Index return of 33.56% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 11/15/11* through 10/31/13

*	Inception of Fund

Total Returns for the Period ended 10/31/13

	1 Year	Since Incep. (11/15/11)†	Value of $10,000 11/15/11- 10/31/13
Y Class (1,3)	33.55%	19.86%	$14,343
Investor Class (1,3)	33.55%	19.86%	14,266
Russell 2000 Value Index (2)	32.83%	23.77%	15,194
Lipper Small-Cap Value Funds Index (2)	33.56%	21.97%	14,765

†	Not annualized.
1.	Please note the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of Frank Russell Company. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Y and Investor Class shares was 4.52% and 4.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index entirely through sector allocation, as stock selection detracted minimal value relative to the Index.

The Fund’s underweight position in the Utilities and Financials sectors added relative value to performance through sector allocation. A significant overweight in Industrials, the second best performing sector in the Index, also contributed to the Fund’s returns.

From a stock selection standpoint, holdings in the Information Technology, Industrials, Health Care and Consumer Discretionary sectors detracted relative value. In the Information Technology sector, Netgear (down 11.6%) and Polycom (up 2.2%) hurt performance. Titan International (down 33.7%) and Graftech International (down 19.8%) negatively impacted the Fund’s performance in the Industrials sector. In the Health Care sector, RTI Surgical (down 32.6%) was the largest detractor, while Ruby Tuesday (down 17.3%) hurt performance in the Consumer Discretionary sector. Not owning Fifth & Pacific, which was up 141.3% in the Index, also negatively impacted the Fund’s returns. The Fund benefited from good stock selection in the Financials sector, but not enough to offset the impact of the aforementioned sectors. In the Financials sector, Gain Capital Holdings (up 114.3%), Protective Life (up 71.8%) and American Equity Investment Life (up 83.7%) contributed most to performance relative to the Index.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer-term.

Top Ten Holdings (% Net Assets)

Photronics, Inc.		2.1
Protective Life Corp.		1.5
Bancorp, Inc.		1.5
Unit Corp.		1.3
Crane Co.		1.3
Barnes Group, Inc.		1.2
Stone Energy Corp.		1.2
Cabot Corp.		1.1
OM Group, Inc.		1.1
Kulicke & Soffa Industries, Inc.		1.1
Total Fund Holdings	155

7

American Beacon Small Cap Value II FundSM

Performance Overview

October 31, 2013 (Unaudited)

Sector Allocation (% Equities)

Financials	27.4
Industrials	20.4
Information Technology	13.5
Consumer Discretionary	11.0
Energy	9.5
Materials	7.2
Consumer Staples	6.1
Health Care	4.0
Utilities	0.8

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

8

American Beacon FundsSM

Fund Expenses

October 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as sales charges (loads) or redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Fund Expenses

October 31, 2013 (Unaudited)

Balanced Fund

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Institutional Class
Actual	$1,000.00	$1,069.02	$3.02
Hypothetical **	$1,000.00	$1,022.28	$2.96
Y Class
Actual	$1,000.00	$1,069.14	$3.65
Hypothetical **	$1,000.00	$1,021.68	$3.57
Investor Class
Actual	$1,000.00	$1,067.80	$4.69
Hypothetical **	$1,000.00	$1,020.67	$4.58
Advisor Class
Actual	$1,000.00	$1,066.77	$5.52
Hypothetical **	$1,000.00	$1,019.86	$5.40
A Class
Actual	$1,000.00	$1,066.49	$5.73
Hypothetical **	$1,000.00	$1,019.66	$5.60
AMR Class
Actual	$1,000.00	$1,070.95	$1.67
Hypothetical **	$1,000.00	$1,023.59	$1.63
C Class
Actual	$1,000.00	$1,062.55	$9.67
Hypothetical **	$1,000.00	$1,015.83	$9.45

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.58%, 0.70%, 0.90%, 1.06%, 1.10%, 1.86%, and 0.32% for the Institutional, Y, Investor, Advisor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Mid-Cap Value Fund

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Institutional Class
Actual	$1,000.00	$1,161.26	$5.34
Hypothetical **	$1,000.00	$1,020.27	$4.99
Y Class
Actual	$1,000.00	$1,159.48	$5.88
Hypothetical **	$1,000.00	$1,019.76	$5.50
Investor Class
Actual	$1,000.00	$1,159.45	$6.69
Hypothetical **	$1,000.00	$1,019.00	$6.26
Advisor Class
Actual	$1,000.00	$1,158.02	$8.10
Hypothetical **	$1,000.00	$1,017.69	$7.58
A Class
Actual	$1,000.00	$1,157.76	$8.10
Hypothetical **	$1,000.00	$1,017.69	$7.58
AMR Class
Actual	$1,000.00	$1,161.94	$3.92
Hypothetical **	$1,000.00	$1,021.58	$3.67
C Class
Actual	$1,000.00	$1,152.75	$12.15
Hypothetical **	$1,000.00	$1,013.91	$11.37

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.23%, 1.49%, 1.49%, 2.24%, and 0.72% for the Institutional, Y, Investor, Advisor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Small Cap Value Fund II

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Y Class
Actual	$1,000.00	$1,151.27	$5.91
Hypothetical **	$1,000.00	$1,019.71	$5.55
Investor Class
Actual	$1,000.00	$1,149.43	$7.42
Hypothetical **	$1,000.00	$1,018.30	$6.97

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09% and 1.37% for the Y and Investor Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value II Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value II Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2013, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the, American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value II Fund at October 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2013

11

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 58.16%
CONSUMER DISCRETIONARY - 5.75%
Auto Components - 1.01%
Delphi Automotive PLC	14,000	$801
Johnson Controls, Inc.	149,400	6,895
Magna International, Inc., Class A	9,600	813

		8,509

Automobiles - 1.97%
General Motors Co.A	157,600	5,823
Hertz Global Holdings, Inc.A	204,420	4,693
Toyota Motor Corp., ADRB	47,500	6,148

		16,664

Hotels, Restaurants & Leisure - 0.37%
Carnival Corp.	89,700	3,108

Household Durables - 0.20%
Stanley Black & Decker, Inc.	21,300	1,685

Media - 0.85%
Comcast Corp., Class A	41,600	1,979
Comcast Corp., Special Class A	18,200	843
Interpublic Group of Cos., Inc.	119,000	1,999
Time Warner Cable, Inc.	19,400	2,331

		7,152

Multiline Retail - 1.20%
Dillard’s, Inc., Class A	24,600	2,017
Target Corp.	124,500	8,066

		10,083

Specialty Retail - 0.15%
Lowe’s Cos., Inc.	25,400	1,264

Total Consumer Discretionary		48,465

CONSUMER STAPLES - 4.03%
Beverages - 0.67%
Diageo PLC, ADRB	30,600	3,904
Molson Coors Brewing Co., Class B	15,900	859
PepsiCo, Inc.	10,000	841

		5,604

Food & Drug Retailing - 1.58%
Kroger Co.	77,800	3,333
Sysco Corp.	84,500	2,733
Wal-Mart Stores, Inc.	93,700	7,192

		13,258

Food Products - 0.35%
Kellogg Co.	19,800	1,252
Mondelez International, Inc., Class A	51,100	1,719

		2,971

Tobacco - 1.43%
Altria Group, Inc.	66,100	2,461
Imperial Tobacco Group PLC, ADRB	47,000	3,525
Philip Morris International, Inc.	68,300	6,086

		12,072

Total Consumer Staples		33,905

ENERGY - 7.95%
Energy Equipment & Services - 1.00%
Cobalt International Energy, Inc.A	152,400	3,537
Halliburton Co.	92,400	4,900

		8,437

	Shares	Fair Value

Oil & Gas - 6.95%
Apache Corp.	47,500	$4,218
BP PLC, ADRB	255,478	11,880
Chevron Corp.	26,828	3,218
ConocoPhillips	64,090	4,698
Hess Corp.	52,200	4,239
Kosmos Energy Ltd.A	45,700	487
Marathon Oil Corp.	41,500	1,463
Marathon Petroleum Corp.	24,850	1,781
Murphy Oil Corp.	16,800	1,013
Occidental Petroleum Corp.	81,600	7,840
Phillips 66	68,295	4,400
Royal Dutch Shell PLC, Class B, ADRB	70,700	4,915
Seadrill Ltd.	63,700	2,970
Total S.A., ADRB	89,000	5,445

		58,567

Total Energy		67,004

FINANCIALS - 14.76%
Banks - 2.83%
Bank of America Corp.	903,580	12,615
Bank of New York Mellon Corp.	53,000	1,685
PNC Financial Services Group, Inc.	63,825	4,693
SunTrust Banks, Inc.	144,600	4,864

		23,857

Diversified Financials - 7.81%
American Express Co.	62,700	5,129
Blackstone Group LPC	89,800	2,360
Capital One Financial Corp.	101,100	6,943
Charles Schwab Corp.	96,700	2,190
Citigroup, Inc.	230,170	11,228
JPMorgan Chase & Co.	373,434	19,246
KKR & Co., LPC	110,600	2,428
Morgan Stanley	44,400	1,276
SLM Corp.	96,400	2,446
Wells Fargo & Co.	290,898	12,418

		65,664

Insurance - 4.01%
ACE Ltd.	18,000	1,718
Allstate Corp.	62,000	3,290
American International Group, Inc.	123,500	6,379
Berkshire Hathaway, Inc., Class BA	34,081	3,922
Hartford Financial Services Group, Inc.	73,200	2,467
Lincoln National Corp.	75,100	3,410
MetLife, Inc.	159,400	7,540
Unum Group	92,300	2,930
XL Group PLC	70,100	2,143

		33,799

Real Estate - 0.11%
Two Harbors Investment Corp.D	102,500	956

Total Financials		124,276

HEALTH CARE - 8.64%
Health Care Equipment & Supplies - 1.14%
Covidien PLC	26,300	1,686
Medtronic, Inc.	122,900	7,055
Zimmer Holdings, Inc.	9,400	822

		9,563

Health Care Providers & Services - 2.43%
Aetna, Inc.	12,200	765
Humana, Inc.	45,500	4,193

See accompanying notes

12

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
Quest Diagnostics, Inc.	16,500	$989
UnitedHealth Group, Inc.	52,700	3,597
WellPoint, Inc.	129,200	10,956

		20,500

Pharmaceuticals - 5.07%
AstraZeneca PLC, ADRB	46,800	2,474
GlaxoSmithKline PLC, ADRB	50,100	2,637
Johnson & Johnson	87,400	8,094
Merck & Co., Inc.	193,200	8,711
Novartis AG, ADRB	47,000	3,645
Pfizer, Inc.	331,654	10,174
Sanofi, ADRB	130,100	6,958

		42,693

Total Health Care		72,756

INDUSTRIALS - 5.75%
Aerospace & Defense - 1.72%
Boeing Co.	16,800	2,192
General Dynamics Corp.	41,400	3,586
Lockheed Martin Corp.	16,000	2,133
Northrop Grumman Corp.	8,400	903
Raytheon Co.	68,700	5,660

		14,474

Air Freight & Couriers - 0.33%
FedEx Corp.	21,100	2,764

Electrical Equipment - 0.55%
Emerson Electric Co.	68,600	4,594

Industrial Conglomerates - 1.09%
General Electric Co.	170,400	4,454
Honeywell International, Inc.	54,600	4,736

		9,190

Machinery - 2.06%
Caterpillar, Inc.	33,800	2,818
Cummins, Inc.	29,300	3,721
Illinois Tool Works, Inc.	21,400	1,686
Joy Global, Inc.	53,600	3,042
PACCAR, Inc.	36,400	2,024
Reliance Steel & Aluminum Co.	31,100	2,279
Xylem, Inc.	53,700	1,853

		17,423

Total Industrials		48,445

INFORMATION TECHNOLOGY - 6.07%
Communications Equipment - 0.68%
Cisco Systems, Inc.	37,700	848
Corning, Inc.	285,500	4,879

		5,727

Computers & Peripherals - 2.10%
Apple, Inc.	7,710	4,027
Hewlett-Packard Co.	214,500	5,227
International Business Machines Corp.	11,800	2,115
Seagate Technology PLC	84,325	4,105
Western Digital Corp.	32,300	2,249

		17,723

Electronic Equipment & Instruments - 0.14%
TE Connectivity Ltd.	23,225	1,196

Semiconductor Equipment & Products - 0.56%
Applied Materials, Inc.	116,400	2,078
Intel Corp.	55,400	1,353

	Shares	Fair Value
Texas Instruments, Inc.	30,100	$1,267

		4,698

Software - 2.59%
Activision Blizzard, Inc.	235,900	3,925
Check Point Software Technologies Ltd.A	32,900	1,909
Microsoft Corp.	332,200	11,744
Oracle Corp.	126,300	4,231

		21,809

Total Information Technology		51,153

MATERIALS - 0.64%
Dow Chemical Co.	76,700	3,027
EI du Pont de Nemours & Co.	38,200	2,338

Total Materials		5,365

TELECOMMUNICATION SERVICES - 2.21%
Diversified Telecommunication Services - 1.45%
AT&T, Inc.	220,877	7,996
Verizon Communications, Inc.	84,408	4,263

		12,259

Wireless Telecommunication Services - 0.76%
China Mobile Ltd., ADRB	34,600	1,800
Vodafone Group PLC, ADRB	124,200	4,573

		6,373

Total Telecommunication Services		18,632

UTILITIES - 2.36%
CenterPoint Energy, Inc.	138,400	3,405
Edison International	22,000	1,079
Entergy Corp.	49,400	3,197
Exelon Corp.	133,800	3,819
NRG Energy, Inc.	83,700	2,388
Public Service Enterprise Group, Inc.	178,600	5,982

Total Utilities		19,870

Total Common Stock (Cost $358,178)		489,871

PREFERRED STOCK - 0.77%
FINANCIALS - 0.38%
Insurance - 0.20%
Allstate Corp., 1.00%, Due 1/15/2053	68,300	1,650

Real Estate - 0.18%
Public Storage, Inc., 5.75%, Due 12/31/2049 D	68,900	1,506

Total Financials		3,156

MANUFACTURING - 0.25%
General Motors Co., 4.75%, Due 12/1/2013	41,700	2,140

SERVICE - 0.14%
Comcast Corp., 5.00%, Due 12/15/2061	52,500	1,182

Total Preferred Stock (Cost $6,668)		6,478

	Par Amount
	(000’s)
CORPORATE OBLIGATIONS 12.58%
MANUFACTURING- 2.09%
ABB Finance USA, Inc.,
2.875%, Due 5/8/2022	$175	170

See accompanying notes

13

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Altera Corp.,
1.75%, Due 5/15/2017	$165	$164
2.50%, Due 11/15/2018	165	164
American Honda Finance Corp.,
3.875%, Due 9/21/2020E	250	264
Analog Devices, Inc.,
3.00%, Due 4/15/2016	225	235
Apple, Inc.,
2.40%, Due 5/3/2023	740	676
Applied Materials, Inc.,
2.65%, Due 6/15/2016	310	323
BHP Billiton Finance USA Ltd.,
1.625%, Due 2/24/2017	285	288
CA, Inc.,
4.50%, Due 8/15/2023	425	427
Caterpillar Financial Services Corp.,
1.10%, Due 5/29/2015	270	272
1.625%, Due 6/1/2017	480	485
Cooper US, Inc.,
3.875%, Due 12/15/2020	355	370
Cummins, Inc.,
3.65%, Due 10/1/2023	425	433
Daimler Finance North America LLC,
3.00%, Due 3/28/2016E F	160	167
2.95%, Due 1/11/2017E F	300	312
2.40%, Due 4/10/2017E F	550	560
Dow Chemical Co.,
4.25%, Due 11/15/2020	370	395
4.125%, Due 11/15/2021	300	310
Eaton Corp., PLC,
5.60%, Due 5/15/2018	205	234
2.75%, Due 11/2/2022E	200	188
EMC Corp.,
1.875%, Due 6/1/2018	560	562
Ford Motor Credit Co. LLC,
4.25%, Due 2/3/2017F	300	324
5.875%, Due 8/2/2021F	400	458
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	325	331
4.65%, Due 12/9/2021	235	238
4.05%, Due 9/15/2022	300	292
6.00%, Due 9/15/2041	1,885	1,839
Intel Corp.,
1.35%, Due 12/15/2017	540	536
3.30%, Due 10/1/2021	315	318
John Deere Capital Corp.,
1.05%, Due 10/11/2016	315	316
1.30%, Due 3/12/2018	465	461
Johnson Controls, Inc.,
5.00%, Due 3/30/2020	320	353
Koninklijke Philips Electronics N.V.,
5.75%, Due 3/11/2018	270	314
LYB International Finance BV,
4.00%, Due 7/15/2023	220	222
Northrop Grumman Corp.,
5.05%, Due 8/1/2019	150	169
Oracle Corp.,
1.20%, Due 10/15/2017	445	439
PACCAR Financial Corp.,
1.15%, Due 8/16/2016	290	291
Precision Castparts Corp.,
0.70%, Due 12/20/2015	240	239

	Par Amount	Fair Value
	(000’s)	(000’s)
Rio Tinto Finance USA Ltd.,
2.50%, Due 5/20/2016	$405	$418
Teck Resources Ltd.,
6.00%, Due 8/15/2040	70	67
Toyota Motor Credit Corp.,
2.05%, Due 1/12/2017	265	272
Tyco Electronics Group S.A.,
1.60%, Due 2/3/2015	150	151
6.55%, Due 10/1/2017	175	203
United Technologies Corp.,
1.80%, Due 6/1/2017	980	1,000
6.125%, Due 7/15/2038	450	549
Volkswagen International Finance N.V.,
1.625%, Due 3/22/2015E	500	506
Xerox Corp.,
8.25%, Due 5/15/2014	160	166
2.95%, Due 3/15/2017	150	155

		17,626

FINANCE- 6.10%
AEGON Funding Co. LLC,
5.75%, Due 12/15/2020F	350	399
American Express Co.,
4.05%, Due 12/3/2042	390	349
American Express Credit Corp.,
1.75%, Due 6/12/2015	370	377
1.30%, Due 7/29/2016	280	282
American International Group, Inc.,
6.40%, Due 12/15/2020	625	750
4.875%, Due 6/1/2022	600	657
Bank of America Corp.,
6.50%, Due 8/1/2016	1,340	1,522
7.80%, Due 9/15/2016	700	811
2.60%, Due 1/15/2019	395	398
7.625%, Due 6/1/2019	1,295	1,614
Bank of New York Mellon Corp.,
2.30%, Due 7/28/2016	505	524
Bank of Nova Scotia,
0.75%, Due 10/9/2015	335	335
Bank One Corp.,
4.90%, Due 4/30/2015	250	264
Barclays Bank PLC,
3.90%, Due 4/7/2015	330	345
6.75%, Due 5/22/2019	350	423
Bear Stearns Cos. LLC,
7.25%, Due 2/1/2018F	2,300	2,774
Berkshire Hathaway Finance Corp.,
0.95%, Due 8/15/2016	315	316
BNP Paribas S.A.,
3.60%, Due 2/23/2016	320	338
Boston Properties LP,
3.125%, Due 9/1/2023C	255	239
Branch Banking & Trust Co.,
1.45%, Due 10/3/2016	525	531
Canadian Imperial Bank of Commerce,
2.35%, Due 12/11/2015	465	480
Capital One Financial Corp.,
2.15%, Due 3/23/2015	345	351
Citigroup, Inc.,
1.178%, Due 4/1/2014G	6	6
6.375%, Due 8/12/2014	874	912
0.546%, Due 11/5/2014G	320	320
1.70%, Due 7/25/2016	380	384
8.50%, Due 5/22/2019	1,970	2,549

See accompanying notes

14

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
CNA Financial Corp.,
7.35%, Due 11/15/2019	$385	$475
ERP Operating LP,
3.00%, Due 4/15/2023C	205	195
Fifth Third Bancorp,
3.625%, Due 1/25/2016	325	343
0.672%, Due 12/20/2016G	1,000	988
8.25%, Due 3/1/2038	455	614
General Electric Capital Corp.,
5.625%, Due 5/1/2018	375	435
6.00%, Due 8/7/2019	350	414
5.50%, Due 1/8/2020	250	289
5.30%, Due 2/11/2021	205	228
3.15%, Due 9/7/2022	635	622
5.875%, Due 1/14/2038	280	316
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	725	792
6.25%, Due 9/1/2017	650	752
5.95%, Due 1/18/2018	590	677
6.00%, Due 6/15/2020	175	203
5.75%, Due 1/24/2022	400	454
HCP, Inc.,
5.375%, Due 2/1/2021	425	470
Health Care REIT, Inc.,
4.125%, Due 4/1/2019D	240	255
5.25%, Due 1/15/2022D	275	298
Humana, Inc.,
3.15%, Due 12/1/2022	480	453
ING Bank N.V.,
5.125%, Due 5/1/2015E	450	466
0.937%, Due 5/23/2016G	990	964
3.75%, Due 3/7/2017E	400	423
JPMorgan Chase & Co.,
0.584%, Due 6/13/2016G	1,000	991
5.50%, Due 10/15/2040	325	354
KeyCorp,
5.10%, Due 3/24/2021	255	283
Liberty Mutual Group, Inc.,
5.00%, Due 6/1/2021E	280	302
Liberty Mutual Insurance Co.,
7.875%, Due 10/15/2026E	1,500	1,844
Lincoln National Corp.,
4.75%, Due 2/15/2014	245	248
Lloyds TSB Bank PLC,
4.375%, Due 1/12/2015E	325	338
Loews Corp.,
5.25%, Due 3/15/2016	650	716
Merrill Lynch & Co. Inc.,
6.40%, Due 8/28/2017	705	819
6.11%, Due 1/29/2037	365	391
MetLife, Inc.,
6.375%, Due 6/15/2034	350	429
Morgan Stanley,
0.724%, Due 10/15/2015G	920	916
5.375%, Due 10/15/2015	1,400	1,511
1.75%, Due 2/25/2016	385	389
7.30%, Due 5/13/2019	350	427
5.625%, Due 9/23/2019	350	399
3.75%, Due 2/25/2023	385	380
National Australia Bank Ltd.,
4.375%, Due 12/10/2020E	325	352
Nordea Bank AB,
4.875%, Due 1/27/2020E	300	333
PNC Funding Corp.,
4.25%, Due 9/21/2015	335	357

	Par Amount	Fair Value
	(000’s)	(000’s)
4.375%, Due 8/11/2020	$330	$359
3.30%, Due 3/8/2022	425	420
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	300	373
Rabobank Nederland,
2.125%, Due 10/13/2015	340	349
Royal Bank of Canada,
1.15%, Due 3/13/2015	285	288
0.625%, Due 12/5/2016	575	575
Simon Property Group LP,
6.125%, Due 5/30/2018C	550	649
10.35%, Due 4/1/2019C	325	446
State Street Corp.,
2.875%, Due 3/7/2016	510	535
SunTrust Banks, Inc.,
3.50%, Due 1/20/2017	345	366
Toronto Dominion Bank,
2.625%, Due 9/10/2018	160	165
Trinity Acquisition PLC,
4.625%, Due 8/15/2023	295	298
UBS AG,
5.875%, Due 12/20/2017	611	708
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	330	321
3.875%, Due 10/15/2020	325	345
3.95%, Due 10/15/2042	215	188
US Bancorp,
1.65%, Due 5/15/2017	280	282
Ventas Realty LP,
5.70%, Due 9/30/2043C	175	184
Wachovia Corp.,
0.576%, Due 10/28/2015G	865	862
0.614%, Due 10/15/2016G	910	899
5.75%, Due 2/1/2018	695	811
WellPoint, Inc.,
4.35%, Due 8/15/2020	520	558
Wells Fargo & Co.,
2.15%, Due 1/15/2019	215	216

		51,352

CONSUMER- 0.32%
Altria Group, Inc.,
4.75%, Due 5/5/2021	310	334
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	330	375
8.00%, Due 11/15/2039	125	184
ConAgra Foods, Inc.,
3.20%, Due 1/25/2023	275	261
Diageo Capital PLC,
1.50%, Due 5/11/2017	880	885
Kellogg Co.,
1.875%, Due 11/17/2016	150	154
Kraft Foods Group, Inc.,
1.625%, Due 6/4/2015	170	173
SABMiller Holdings, Inc.,
4.95%, Due 1/15/2042E	300	307

		2,673

SERVICE- 1.36%
AbbVie, Inc.,
1.20%, Due 11/6/2015	280	282
2.90%, Due 11/6/2022	420	401
Baxter International, Inc.,
1.85%, Due 1/15/2017	155	159
Becton Dickinson and Co.,
3.25%, Due 11/12/2020	290	297

See accompanying notes

15

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Cardinal Health, Inc.,
3.20%, Due 3/15/2023	$445	$423
CBS Corp.,
3.375%, Due 3/1/2022	500	489
Celgene Corp.,
5.25%, Due 8/15/2043	185	186
Comcast Corp.,
5.875%, Due 2/15/2018	535	625
6.55%, Due 7/1/2039	450	555
Covidien International Finance S.A.,
2.80%, Due 6/15/2015	220	227
CVS Caremark Corp.,
3.25%, Due 5/18/2015	170	177
DIRECTV Holdings LLC,
6.35%, Due 3/15/2040F	155	160
eBay, Inc.,
1.35%, Due 7/15/2017	240	240
Genzyme Corp.,
5.00%, Due 6/15/2020	275	308
Gilead Sciences, Inc.,
2.40%, Due 12/1/2014	245	250
GlaxoSmithKline Capital PLC,
1.50%, Due 5/8/2017	725	731
Home Depot, Inc.,
2.70%, Due 4/1/2023	180	171
Lowe’s Companies, Inc.,
3.875%, Due 9/15/2023	770	792
McKesson Corp.,
3.25%, Due 3/1/2016	160	168
Novartis Capital Corp.,
2.90%, Due 4/24/2015	210	218
Quest Diagnostics, Inc.,
4.75%, Due 1/30/2020	150	160
Sanofi,
1.25%, Due 4/10/2018	560	551
4.00%, Due 3/29/2021	355	381
St Jude Medical, Inc.,
2.50%, Due 1/15/2016	395	406
Teva Pharmaceutical Finance II,
3.00%, Due 6/15/2015	220	228
Thomson Reuters Corp.,
4.70%, Due 10/15/2019	150	165
Time Warner Cable, Inc.,
5.85%, Due 5/1/2017	650	715
6.75%, Due 7/1/2018	95	107
Time Warner, Inc.,
4.875%, Due 3/15/2020	460	509
4.75%, Due 3/29/2021	325	353
Viacom, Inc.,
4.50%, Due 2/27/2042	450	394
Walgreen Co.,
3.10%, Due 9/15/2022	180	172
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	350	475

		11,475

UTILITIES- 0.55%
Commonwealth Edison Co.,
4.00%, Due 8/1/2020	175	188
Consolidated Edison Co. of New York, Inc.,
5.50%, Due 12/1/2039	350	395
Duke Energy Indiana, Inc.,
6.05%, Due 6/15/2016	330	371

	Par Amount	Fair Value
	(000’s)	(000’s)
EDF S.A.,
4.60%, Due 1/27/2020E	$320	$353
MidAmerican Energy Holdings Co.,
6.125%, Due 4/1/2036	500	567
National Rural Utilities Cooperative Finance Corp.,
5.45%, Due 4/10/2017	315	357
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	175	176
Progress Energy, Inc.,
4.875%, Due 12/1/2019	350	389
Sempra Energy,
6.50%, Due 6/1/2016	210	238
Sierra Pacific Power Co.,
3.375%, Due 8/15/2023	205	205
Southwestern Electric Power Co.,
3.55%, Due 2/15/2022	600	589
Union Electric Co.,
6.70%, Due 2/1/2019	260	314
Xcel Energy, Inc.,
5.613%, Due 4/1/2017	434	485

		4,627

ENERGY- 1.17%
Apache Corp.,
5.10%, Due 9/1/2040	170	173
BP Capital Markets PLC,
4.50%, Due 10/1/2020	430	472
2.50%, Due 11/6/2022	540	499
Cameron International Corp.,
6.375%, Due 7/15/2018	330	389
Canadian Natural Resources Ltd.,
3.45%, Due 11/15/2021	430	432
6.25%, Due 3/15/2038	365	419
ConocoPhillips,
6.65%, Due 7/15/2018	460	556
Devon Energy Corp.,
4.75%, Due 5/15/2042	300	284
Energy Transfer Partners LP,
8.50%, Due 4/15/2014C	329	340
9.00%, Due 4/15/2019C	265	339
Enterprise Products Operating LLC,
6.125%, Due 10/15/2039F	450	504
EOG Resources, Inc.,
2.50%, Due 2/1/2016	325	337
Halliburton Co.,
3.25%, Due 11/15/2021	525	529
Husky Energy, Inc.,
3.95%, Due 4/15/2022	480	489
Marathon Oil Corp.,
6.00%, Due 10/1/2017	290	334
Phillips 66,
1.95%, Due 3/5/2015	200	203
4.30%, Due 4/1/2022	385	400
Pride International, Inc.,
6.875%, Due 8/15/2020	220	264
Shell International Finance BV,
0.625%, Due 12/4/2015	525	526
Spectra Energy Capital LLC,
5.668%, Due 8/15/2014F	315	327
5.65%, Due 3/1/2020F	455	499
Spectra Energy Partners LP,
4.60%, Due 6/15/2021C	175	185
The Williams Cos., Inc.,

See accompanying notes

16

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
3.70%, Due 1/15/2023	$180	$165
TransCanada PipeLines Ltd.,
3.75%, Due 10/16/2023	300	302
7.625%, Due 1/15/2039	335	454
6.10%, Due 6/1/2040	170	197
Valero Energy Corp.,
9.375%, Due 3/15/2019	190	248

		9,866

TRANSPORTATION- 0.30%
Burlington Northern Santa Fe LLC,
7.95%, Due 8/15/2030F	235	312
5.75%, Due 5/1/2040F	170	188
5.15%, Due 9/1/2043F	200	206
Canadian National Railway Co.,
5.55%, Due 5/15/2018	350	405
CSX Corp.,
3.70%, Due 11/1/2023	485	484
5.50%, Due 4/15/2041	325	348
Norfolk Southern Corp.,
5.75%, Due 4/1/2018	425	491
United Parcel Service, Inc.,
1.125%, Due 10/1/2017	125	124

		2,558

TELECOMMUNICATIONS- 0.69%
America Movil SAB de CV,
6.375%, Due 3/1/2035	350	383
AT&T, Inc.,
0.80%, Due 12/1/2015	370	370
5.35%, Due 9/1/2040	248	242
4.35%, Due 6/15/2045	341	282
Cellco Partnership,
8.50%, Due 11/15/2018	425	546
Deutsche Telekom International Finance BV,
4.875%, Due 3/6/2042E	300	290
Oi S.A.,
5.75%, Due 2/10/2022E	385	361
Orange S.A.,
4.375%, Due 7/8/2014	165	169
2.125%, Due 9/16/2015	150	153
Verizon Communications, Inc.,
4.60%, Due 4/1/2021	380	408
3.50%, Due 11/1/2021	200	200
5.15%, Due 9/15/2023	170	184
6.40%, Due 9/15/2033	350	396
6.90%, Due 4/15/2038	275	326
6.55%, Due 9/15/2043	600	695
Vodafone Group PLC,
1.625%, Due 3/20/2017	390	390
6.15%, Due 2/27/2037	365	409

		5,804

Total Corporate Obligations (Cost $100,596)		105,981

FOREIGN GOVERNMENT OBLIGATIONS 0.10%
Oil & Gas - 0.10%
Petrobras International Finance Co.,
3.875%, Due 1/27/2016	200	207
3.50%, Due 2/6/2017	140	142
6.875%, Due 1/20/2040	150	150
Petroleos Mexicanos,
6.00%, Due 3/5/2020	325	365

	Par Amount	Fair Value
	(000’s)	(000’s)
Total Foreign Government Obligations (Cost $809)		$864

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 2.08%
Banc of America Commercial Mortgage Trust,
5.317%, Due 9/10/2047, 2006-5 A2	$227	228
5.633%, Due 4/10/2049, 2007-2 A2	58	59
Bear Stearns Commercial Mortgage Securities,
5.201%, Due 12/11/2038, 2006-PW14 A4	665	733
5.54%, Due 9/11/2041, 2006-PW13 A4	420	460
GNR Project Loans,
1.692%, Due 11/16/2035, 2010-148 A	150	151
2.174%, Due 7/16/2038, 2011-147 A	1,913	1,936
1.147%, Due 12/16/2038, 2013-139 A	1,996	1,971
2.989%, Due 3/16/2039, 2010-71 AC	228	230
1.624%, Due 7/16/2039, 2013-78 AB	1,978	1,956
1.367%, Due 11/16/2041, 2013 125 AB	1,992	1,962
2.543%, Due 9/16/2044, 2011-96 AC	699	712
3.20%, Due 11/16/2044, 2011-92 B	2,400	2,496
GS Mortgage Securities Corp II,
3.679%, Due 8/10/2043, 2010-C1 A1E	327	347
3.849%, Due 12/10/2043, 2010-C2 A1E	510	540
3.645%, Due 3/10/2044, 2011-GC3 A2E	500	526
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	101	101
3.853%, Due 6/15/2043, 2010-C1 A1E	650	674
4.388%, Due 2/15/2046, 2011-C3 A3E	550	600
4.625%, Due 3/15/2046, 2005-LDP1 A2	52	52
5.706%, Due 2/12/2049, 2007-CB19 A4	550	616
5.629%, Due 2/12/2051, 2007-CB20 A2	46	46
JPMBB Commercial Mortgage Securities Trust 2013-C12,
3.157%, Due 7/15/2045, 2013 C12 ASB	450	457
LB-UBS Commercial Mortgage Trust,
5.424%, Due 2/15/2040, 2007-C1 A4	500	555
Wachovia Bank Commercial Mortgage Trust,
5.728%, Due 6/15/2049, 2007-C32 A2	87	89

Total Non-Agency Mortgage-Backed Obligations (Cost $17,055)		17,497

ASSET-BACKED OBLIGATIONS - 0.98%
Capital Auto Receivables Asset Trust 2013-2,
0.92%, Due 9/20/2016, 2013-2 A2	1,500	1,502
Citibank Credit Card Issuance Trust,
1.11%, Due 7/23/2018, 2013 A3 A3	880	885

See accompanying notes

17

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
CNH Equipment Trust,
2.04%, Due 10/17/2016, 2011-A A4	$380	$386
0.94%, Due 5/15/2017, 2012 A A3	381	382
Ford Credit Auto Lease Trust,
0.60%, Due 3/15/2016, 2013-A A3	240	240
Ford Credit Floorplan Master Owner Trust,
1.50%, Due 9/15/2018, 2013-5 A1	1,100	1,112
National Credit Union Administration,
0.574%, Due 3/11/2020, 2011 R3 1AG	1,797	1,798
Nissan Auto Lease Trust,
0.58%, Due 11/16/2015, 2012 B A3	415	415
Nissan Master Owner Trust Receivables,
0.474%, Due 2/15/2018, 2013-A AG	1,500	1,498

Total Asset-Backed Obligations (Cost $8,200)		8,218

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.08%
Federal Home Loan Mortgage Corporation
4.50%, Due 3/1/2019	147	155
5.00%, Due 10/1/2020	61	64
3.50%, Due 9/1/2028	2,285	2,414
5.00%, Due 8/1/2033	318	345
5.50%, Due 2/1/2034	296	323
5.00%, Due 3/1/2034	225	243
6.00%, Due 6/1/2034	223	247
6.00%, Due 8/1/2034	178	196
5.00%, Due 8/1/2035	192	207
5.00%, Due 9/1/2035	138	149
5.50%, Due 4/1/2037	215	233
5.50%, Due 5/1/2038	115	124
0.57%, Due 12/15/2040G	579	580
4.00%, Due 1/1/2041	839	880
4.50%, Due 2/1/2041	702	750
3.50%, Due 3/1/2042	448	458
3.50%, Due 6/1/2042	2,267	2,319
3.50%, Due 7/1/2042	580	594
3.00%, Due 8/1/2042	928	913

		11,194

Federal National Mortgage Association
5.50%, Due 2/1/2014	6	6
6.00%, Due 4/1/2016	37	39
5.00%, Due 12/1/2017	126	134
4.50%, Due 9/1/2018	93	99
4.00%, Due 8/1/2020	139	148
3.50%, Due 1/1/2026	187	197
4.00%, Due 5/1/2026	976	1,039
4.00%, Due 6/1/2026	1,234	1,321
3.50%, Due 1/1/2028	275	291
5.00%, Due 3/1/2034	351	382
4.50%, Due 9/1/2034	148	158
5.50%, Due 12/1/2035	94	103
5.00%, Due 2/1/2036	141	153
5.50%, Due 4/1/2036	182	198
6.00%, Due 9/1/2036	139	152
5.50%, Due 2/1/2037	210	229
5.50%, Due 6/1/2038	60	65
4.50%, Due 1/1/2040	779	833
5.00%, Due 5/1/2040	2,371	2,586
4.00%, Due 9/1/2040	603	636
4.00%, Due 1/1/2041	1,099	1,159

	Par Amount	Fair Value
	(000’s)	(000’s)
4.00%, Due 2/1/2041	$2,827	$2,986
5.00%, Due 3/1/2041	949	1,036
4.00%, Due 4/1/2041	846	895
4.50%, Due 4/1/2041	1,845	1,979
4.50%, Due 5/1/2041	485	522
4.50%, Due 8/1/2041	1,163	1,248
4.50%, Due 10/1/2041	703	755
3.50%, Due 9/1/2042	795	817
4.50%, Due 1/1/2043	2,098	2,249
4.00%, Due 7/1/2043	1,274	1,331

		23,746

Government National Mortgage Association
7.00%, Due 12/15/2025	122	142
6.50%, Due 8/15/2027	122	140
6.50%, Due 11/15/2027	130	149
7.50%, Due 12/15/2028	113	134
5.50%, Due 7/15/2033	276	309
6.00%, Due 12/15/2033	309	350
6.00%, Due 10/15/2038	557	615
5.00%, Due 10/15/2039	1,902	2,120
5.50%, Due 2/15/2040	582	637
4.00%, Due 5/15/2040	632	675
3.50%, Due 3/15/2043	729	757
5.50%, Due 2/20/2034	396	442
4.50%, Due 10/20/2040	878	962
6.00%, Due 5/20/2042	352	394

		7,826
Total U.S. Agency Mortgage-Backed Obligations (Cost $41,939)		42,766

U.S. TREASURY OBLIGATIONS - 12.40%
0.25%, Due 12/15/2015	3,650	3,643
1.50%, Due 6/30/2016	3,000	3,081
3.125%, Due 10/31/2016	3,000	3,224
0.875%, Due 1/31/2017	8,685	8,734
0.75%, Due 12/31/2017	800	790
1.50%, Due 8/31/2018	3,800	3,843
1.375%, Due 9/30/2018	1,000	1,004
1.125%, Due 5/31/2019	4,000	3,915
1.25%, Due 2/29/2020	2,600	2,519
2.00%, Due 11/15/2021	4,090	4,026
2.00%, Due 2/15/2022	4,985	4,883
6.25%, Due 8/15/2023	800	1,064
6.875%, Due 8/15/2025	580	822
5.25%, Due 11/15/2028	450	567
4.75%, Due 2/15/2037	130	157
4.50%, Due 8/15/2039	730	852
3.125%, Due 11/15/2041	3,230	2,946
2.875%, Due 5/15/2043	68,015	58,354

Total U.S. Treasury Obligations (Cost $103,675)		104,424

U.S. AGENCY OBLIGATIONS - 1.89% (Cost- $15,026)
Federal Home Loan Mortgage Corp.,
4.50%, Due 1/15/2015	15,140	15,919

MUNICIPAL OBLIGATIONS - 0.33%
Municipal Electric Authority of Georgia,
6.64%, Due 4/1/2057	70	74

See accompanying notes

18

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
6.66%, Due 4/1/2057	$2,630	$2,738

Total Municipal Obligations (Cost $2,796)		2,812

	Shares
SHORT-TERM INVESTMENTS - 5.30% (Cost $44,675)
JPMorgan U.S. Government Money Market Fund, Capital Class	44,674,762	44,675

TOTAL INVESTMENTS -99.67% (Cost $699,617)		839,505
OTHER ASSETS, NET OF LIABILITIES - 0.33%		2,801

TOTAL NET ASSETS - 100.00%		$842,306

A	Non-income producing security.
B	ADR - American Depositary Receipt.
C	Limited Partnership.
D	REIT - Real Estate Investment Trust.
E	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $10,053 or 1.19% of net assets. The Fund has no right to demand registration of these securities.
F	Limited Liability Company.
G	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

Futures Contracts Open on October 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Futures	Long	409	December, 2013	$35,808	$1,295

				$35,808	$1,295

See accompanying notes

19

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 92.70%
CONSUMER DISCRETIONARY - 14.88%
Auto Components - 2.35%
Dana Holding Corp.	61,275	$1,201
Delphi Automotive PLC	46,825	2,679
TRW Automotive Holdings Corp.A	17,925	1,346

		5,226

Automobiles - 0.37%
Harley-Davidson, Inc.	12,696	813

Hotels, Restaurants & Leisure - 2.08%
Darden Restaurants, Inc.	18,955	977
International Game Technology	91,600	1,722
Royal Caribbean Cruises Ltd.	45,500	1,913

		4,612

Household Durables - 1.72%
Newell Rubbermaid, Inc.	30,719	910
Stanley Black & Decker, Inc.	36,744	2,906

		3,816

Leisure Equipment & Products - 0.34%
Hasbro, Inc.	14,591	754

Media - 3.14%
Interpublic Group of Cos., Inc.	188,461	3,166
News Corp, Class AA	21,875	385
News Corp., Class BA	53,200	954
Omnicom Group, Inc.	36,275	2,471

		6,976

Multiline Retail - 0.42%
Dollar General Corp.A	16,198	936

Specialty Retail - 4.46%
American Eagle Outfitters, Inc.	61,651	955
Hanesbrands, Inc.	29,800	2,029
L Brands, Inc.	28,700	1,797
Murphy USA, Inc.A	26,100	1,059
PetSmart, Inc.	10,859	790
Rent-A-Center, Inc.	11,000	377
Sally Beauty Holdings, Inc.A	30,020	790
Staples, Inc.	130,125	2,097

		9,894

Total Consumer Discretionary		33,027

CONSUMER STAPLES - 3.90%
Beverages - 0.80%
Coca-Cola Enterprises, Inc.	16,556	691
Molson Coors Brewing Co., Class B	20,246	1,093

		1,784

Food & Drug Retailing - 0.84%
Kroger Co.	24,980	1,070
Sysco Corp.	24,431	790

		1,860

Food Products - 1.19%
Darling International, Inc.A	43,950	1,023
Ingredion, Inc.	14,355	944
JM Smucker Co.	5,998	667

		2,634

Tobacco - 1.07%
Lorillard, Inc.	24,300	1,240

	Shares	Fair Value
		(000’s)
Reynolds American, Inc.	22,000	$1,130

		2,370

Total Consumer Staples		8,648

ENERGY - 6.53%
Energy Equipment & Services - 3.07%
Baker Hughes, Inc.	39,500	2,295
Helmerich & Payne, Inc.	18,200	1,411
McDermott International, Inc.A	62,224	440
Nabors Industries Ltd.	28,777	503
Superior Energy Services, Inc.A	81,025	2,174

		6,823

Gas - Pipelines - 0.50%
Spectra Energy Corp.	31,028	1,104

Oil & Gas - 2.96%
EQT Corp.	10,386	889
Murphy Oil Corp.	35,200	2,123
Newfield Exploration Co.A	30,369	925
Pioneer Natural Resources Co.	4,577	937
Range Resources Corp.	6,536	495
Seadrill Ltd.	25,700	1,198

		6,567

Total Energy		14,494

FINANCIALS - 26.39%
Banks - 8.07%
CIT Group, Inc.	41,300	1,989
Comerica, Inc.	37,050	1,604
Fifth Third Bancorp	157,822	3,004
First Niagara Financial Group, Inc.	134,000	1,478
Hancock Holding Co.	23,247	762
KeyCorp	140,250	1,757
New York Community Bancorp, Inc.	112,300	1,820
People’s United Financial, Inc.	114,500	1,652
Regions Financial Corp.	103,600	998
SunTrust Banks, Inc.	32,044	1,078
TCF Financial Corp.	45,972	698
Zions Bancorporation	37,853	1,074

		17,914

Diversified Financials - 5.22%
Ameriprise Financial, Inc.	25,711	2,586
Capital One Financial Corp.	23,500	1,614
Discover Financial Services	35,900	1,862
Invesco Ltd.	42,550	1,436
Legg Mason, Inc.	38,275	1,472
SLM Corp.	69,800	1,771
Towers Watson & Co., Class A	7,396	849

		11,590

Insurance - 10.66%
Allstate Corp.	14,424	765
Assurant, Inc.	48,425	2,832
Axis Capital Holdings Ltd.	29,250	1,387
Endurance Specialty Holdings Ltd.	16,237	898
Genworth Financial, Inc., Class AA	77,100	1,120
Hartford Financial Services Group, Inc.	32,869	1,108
ING US, Inc.	56,725	1,760
PartnerRe Ltd.	9,452	947
Primerica, Inc.	26,450	1,136
Reinsurance Group of America, Inc.	14,694	1,046
Renaissancere Holdings Ltd.	21,050	1,973

See accompanying notes

20

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Torchmark Corp.	16,287	$1,187
Unum Group	18,163	576
Validus Holdings Ltd.	34,493	1,362
Willis Group Holdings PLC	91,838	4,138
XL Group PLC	47,100	1,440

		23,675

Real Estate - 2.06%
Alexandria Real Estate Equities, Inc.C	14,138	930
Cole Real Estate Investment, Inc.C	73,563	1,045
Hospitality Properties TrustC	55,350	1,626
Host Hotels & Resorts, Inc. B	51,757	960

		4,561

Residential - 0.38%
American Campus Communities, Inc.C	24,423	844

Total Financials		58,584

HEALTH CARE - 9.05%
Biotechnology - 0.36%
Charles River Laboratories International, Inc.A	16,261	800

Health Care Equipment & Supplies - 3.27%
Becton Dickinson and Co.	17,350	1,824
CareFusion Corp.A	25,607	993
Dentsply International, Inc.	20,546	968
Patterson Cos., Inc.	27,689	1,177
St. Jude Medical, Inc.	40,000	2,295

		7,257

Health Care Providers & Services - 5.42%
AmerisourceBergen Corp.	11,348	741
Cardinal Health, Inc.	38,000	2,229
Cigna Corp.	42,550	3,276
Laboratory Corp. of America HoldingsA	16,975	1,713
Mednax, Inc.A	9,383	1,023
Omnicare, Inc.	38,700	2,134
Quest Diagnostics, Inc.	15,299	917

		12,033

Total Health Care		20,090

INDUSTRIALS - 13.75%
Aerospace & Defense - 1.44%
Curtiss-Wright Corp.	13,525	673
L-3 Communications Holdings, Inc.	25,025	2,514

		3,187

Building Products - 1.38%
Masco Corp.	86,100	1,819
Owens CorningA	34,500	1,240

		3,059

Commercial Services & Supplies - 1.59%
Cintas Corp.	17,386	935
Clean Harbors, Inc.A	16,996	1,050
Con-way, Inc.	37,325	1,537

		3,522

Construction & Engineering - 2.22%
AECOM Technology Corp.A	65,325	2,076
Fluor Corp.	12,264	910
URS Corp.	35,650	1,933

		4,919

	Shares	Fair Value
		(000’s)
Electrical Equipment - 1.10%
Brady Corp., Class A	49,175	$1,435
Regal-Beloit Corp.	13,699	1,005

		2,440

Industrial Conglomerates - 0.61%
KBR, Inc.	39,000	1,347

Machinery - 4.98%
Dover Corp.	11,285	1,036
Joy Global, Inc.	19,500	1,107
Parker Hannifin Corp.	28,567	3,334
Pentair Ltd.	28,500	1,912
SPX Corp.	24,800	2,250
Xylem, Inc.	41,864	1,444

		11,083

Marine - 0.43%
Golar LNG Ltd.	25,700	954

Total Industrials		30,511

INFORMATION TECHNOLOGY - 9.70%
Communications Equipment - 1.11%
Anixter International, Inc.	20,350	1,740
Juniper Networks, Inc.A	38,641	720

		2,460

Electronic Equipment & Instruments - 3.88%
Avnet, Inc.	81,175	3,222
Diebold, Inc.	15,294	458
Eaton Corp PLC	20,600	1,454
Ingram Micro, Inc., Class AA	99,775	2,312
TE Connectivity Ltd.	22,775	1,173

		8,619

IT Consulting & Services - 1.33%
Fidelity National Information Services, Inc.	24,072	1,174
Total System Services, Inc.	59,800	1,783

		2,957

Semiconductor Equipment & Products - 1.23%
Microchip Technology, Inc.	63,562	2,731

Software - 2.15%
CA, Inc.	66,000	2,096
Cadence Design Systems, Inc.A	53,762	697
Symantec Corp.	40,973	932
Synopsys, Inc.A	28,442	1,037

		4,762

Total Information Technology		21,529

MATERIALS - 4.17%
Chemicals - 2.32%
Air Products & Chemicals, Inc.	6,912	753
Albemarle Corp.	15,891	1,052
Rockwood Holdings, Inc.	39,829	2,520
Scotts Miracle-Gro Co., Class A	13,927	818

		5,143

Containers & Packaging - 1.06%
Greif, Inc., Class A	17,085	914
Owens-Illinois, Inc.A	23,565	749
Silgan Holdings, Inc.	15,229	686

		2,349

See accompanying notes

21

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Metals & Mining - 0.79%
Allegheny Technologies, Inc.	31,446	$1,040
Nucor Corp.	13,745	712

		1,752

Total Materials		9,244

UTILITIES - 4.33%
Electric - 2.60%
CenterPoint Energy, Inc.	32,500	800
Edison International	11,966	587
Entergy Corp.	23,625	1,528
Great Plains Energy, Inc.	48,153	1,128
Pinnacle West Capital Corp.	12,800	717
Portland General Electric Co.	35,320	1,014

		5,774

Gas - 0.70%
AGL Resources, Inc.	22,518	1,078
ONEOK, Inc.	8,300	469

		1,547

Multi-Utilities - 1.03%
SCANA Corp.	12,393	578
Xcel Energy, Inc.	59,349	1,713

		2,291

Total Utilities		9,612

Total Common Stock (Cost $169,578)		205,739

SHORT-TERM INVESTMENTS - 6.27% (Cost $13,908)
JPMorgan U.S. Government Money Market Fund, Capital Class	13,908,035	13,908

TOTAL INVESTMENTS - 98.97% (Cost $183,486)		219,647
OTHER ASSETS, NET OF LIABILITIES - 1.03%		2,289

TOTAL NET ASSETS - 100.00%		$221,936

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Limited Partnership.
C	REIT - Real Estate Investment Trust.

Futures Contracts Open on October 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 400 Midcap E Index Future	Long	100	December, 2013	$12,864	$266

				$12,864	$266

See accompanying notes

22

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 95.33%
CONSUMER DISCRETIONARY - 10.45%
Auto Components - 1.71%
Dana Holding Corp.	1,775	$35
Fuel Systems Solutions, Inc.A	2,456	44

		79

Distributors - 0.76%
Core-Mark Holding Co., Inc.	488	35

Hotels, Restaurants & Leisure - 0.86%
CEC Entertainment, Inc.	355	16
Ruby Tuesday, Inc.A	3,941	24

		40

Household Durables - 1.17%
ACCO Brands Corp.A	3,500	20
Helen of Troy Ltd.A	720	34

		54

Media - 0.43%
John Wiley & Sons, Inc., Class A	400	20

Specialty Retail - 4.72%
Buckle, Inc.	778	38
Children’s Place Retail Stores, Inc.A	717	39
Citi Trends, Inc.A	2,997	44
Genesco, Inc.A	405	28
Men’s Wearhouse, Inc.	1,098	46
West Marine, Inc.A	1,951	24

		219

Textiles & Apparel - 0.80%
R.G. Barry Corp.	1,155	22
Rocky Brands, Inc.	1,012	15

		37

Total Consumer Discretionary		484

CONSUMER STAPLES - 5.81%
Beverages - 0.54%
National Beverage Corp.	1,390	25

Food & Drug Retailing - 2.40%
Andersons, Inc.	676	51
Casey’s General Stores, Inc.	265	19
CST Brands, Inc.	1,270	41

		111

Food Products - 2.20%
Cal-Maine Foods, Inc.	375	19
Darling International, Inc.A	1,931	45
Inventure Foods, Inc.A	3,360	38

		102

Personal Products - 0.67%
Elizabeth Arden, Inc.A	863	31

Total Consumer Staples		269

ENERGY - 9.09%
Energy Equipment & Services - 6.28%
Atwood Oceanics, Inc.A	575	31
C&J Energy Services, Inc.A	1,080	25
Cal Dive International, Inc.A	11,493	23
Hornbeck Offshore Services, Inc.A	764	42
Key Energy Services, Inc.A	2,181	17

	Shares	Fair Value
		(000’s)
Patterson-UTI Energy, Inc.	1,922	$47
Superior Energy Services, Inc.A	1,456	39
Tetra Technologies, Inc.A	605	8
Unit Corp.A	1,176	59

		291

Oil & Gas - 2.81%
Natural Gas Services Group, Inc.A	534	15
Stone Energy Corp.A	1,550	54
Triangle Petroleum Corp.A	3,774	40
Vaalco Energy, Inc.	3,926	21

		130

Total Energy		421

FINANCIALS - 26.12%
Banks - 9.71%
1st Source Corp.	530	17
Bancorp, Inc.A	4,233	67
BBCN Bancorp, Inc.	830	12
Boston Private Financial Holdings, Inc.	1,715	20
Bryn Mawr Bank Corp.	825	23
C&F Financial Statutory Trust I	615	33
Cardinal Financial Corp.	1,850	31
Center Bancorp, Inc.	743	11
Dime Community Bancshares, Inc.	910	15
Eagle Bancorp, Inc.A	833	22
First Financial Holdings, Inc.	254	15
FirstMerit Corp.	755	17
German American Bancorp, Inc.	413	11
Hanmi Financial Corp.	798	14
Horizon Bancorp	1,433	31
Investors Bancorp, Inc.	1,005	24
Prosperity Bancshares, Inc.	589	36
United Financial Bancorp, Inc.	900	14
ViewPoint Financial Group, Inc.	719	16
Washington Federal, Inc.	901	21

		450

Diversified Financials - 3.97%
Cash America International, Inc.	480	19
CBIZ, Inc.A	2,675	22
ConnectOne Bancorp, Inc.A	657	25
Gain Capital Holdings, Inc.	1,407	15
GFI Group, Inc.	4,291	15
Nicholas Financial, Inc.	1,200	19
Pacific Continental Corp.	1,536	21
Piper Jaffray Cos.A	823	30
Texas Capital Bancshares, Inc.A	351	18

		184

Insurance - 4.69%
American Equity Investment Life Holding Co.	1,710	36
Enstar Group Ltd.A	105	14
Horace Mann Educators Corp.	1,087	30
Investors Title Co.	175	14
Primerica, Inc.	720	31
ProAssurance Corp.	454	21
Protective Life Corp.	1,555	71

		217

Real Estate - 7.75%
Alexander & Baldwin, Inc.	690	26
BioMed Realty Trust, Inc.B	1,624	32
Chatham Lodging TrustB	1,250	24

See accompanying notes

23

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Colony Financial, Inc.B	1,279	$26
DiamondRock Hospitality Co.B	2,938	33
Forestar Group, Inc.A	806	18
Franklin Street Properties Corp.B	1,777	23
KKR Financial Holdings LLCC	3,255	32
LaSalle Hotel PropertiesB	858	27
Newcastle Investment Corp.	2,505	14
Pebblebrook Hotel TrustB	1,018	31
PS Business Parks, Inc.B	380	31
Ryman Hospitality Properties, Inc.B	450	17
Summit Hotel Properties, Inc.B	2,720	25

		359

Total Financials		1,210

HEALTH CARE - 3.87%
Biotechnology - 0.43%
RTI Biologics, Inc.A	7,004	20

Health Care Equipment & Supplies - 0.99%
CONMED Corp.	858	31
Hillenbrand, Inc.	545	15

		46

Health Care Providers & Services - 2.45%
Ensign Group, Inc.	735	31
Health Net, Inc.A	650	20
Magellan Health Services, Inc.A	525	31
Select Medical Holdings Corp.	1,645	14
US Physical Therapy, Inc.	530	17

		113

Total Health Care		179

INDUSTRIALS - 19.41%
Aerospace & Defense - 1.23%
Sparton Corp.	1,450	38
Triumph Group, Inc.	265	19

		57

Building Products - 1.66%
Crane Co.	933	60
Universal Forest Products, Inc.	327	17

		77

Commercial Services & Supplies - 3.43%
Brink’s Co.	688	22
Iconix Brand Group, Inc.A	1,258	45
Koppers Holdings, Inc.	780	35
Layne Christensen Co.A	1,248	24
United Stationers Supply Co.	740	33

		159

Construction & Engineering - 3.56%
EMCOR Group, Inc.	1,210	45
Granite Construction, Inc.	1,016	33
MasTec, Inc.A	1,583	50
MYR Group, Inc.A	275	7
URS Corp.	560	30

		165

Diversified Manufacturing - 1.19%
Barnes Group, Inc.	1,550	55

Electrical Equipment - 2.38%
AZZ, Inc.	820	37
GrafTech International Ltd.A	3,544	32
Houston Wire & Cable Co.	1,110	15

	Shares	Fair Value
		(000’s)
Powell Industries, Inc.	411	$26

		110

Industrial Conglomerates - 1.23%
Teleflex, Inc.	384	35
US Ecology, Inc.	610	22

		57

Machinery - 2.09%
Astec Industries, Inc.	610	21
CIRCOR International, Inc.	368	27
EnPro Industries, Inc.A	523	31
John Bean Technologies Corp.	670	18

		97

Marine - 0.50%
CAI International, Inc.A	1,040	23

Road & Rail - 2.14%
Marten Transport Ltd.	1,471	26
Old Dominion Freight Line, Inc.A	1,050	50
Ryder System, Inc.	220	14
TravelCenters of America LLCA	1,100	9

		99

Total Industrials		899

INFORMATION TECHNOLOGY - 12.89%
Communications Equipment - 3.37%
Anixter International, Inc.	260	22
ARRIS Group, Inc.A	1,730	31
NICE Systems Ltd., ADRD	963	38
Oplink Communications, Inc.A	1,423	26
Polycom, Inc.A	3,749	39

		156

Computers & Peripherals - 0.45%
Mercury Systems, Inc.A	2,281	21

Electronic Equipment & Instruments - 4.30%
Electro Scientific Industries, Inc.	3,774	44
Itron, Inc.A	655	28
MTS Systems Corp.	470	31
Tech Data Corp.A	530	28
Tronox Ltd., Class A	975	23
Vishay Intertechnology, Inc.A	3,663	45

		199

Semiconductor Equipment & Products - 4.77%
Entegris, Inc.A	3,165	33
Kulicke & Soffa Industries, Inc.A	3,957	51
LTX-Credence Corp.A	2,678	16
Omnivision Technologies, Inc.A	1,645	23
Photronics, Inc.A	11,716	98

		221

Total Information Technology		597

MATERIALS - 6.89%
Chemicals - 4.96%
American Vanguard Corp.	530	14
Cabot Corp.	1,141	54
Innophos Holdings, Inc.	775	39
KMG Chemicals, Inc.	735	15
Olin Corp.	510	11
OM Group, Inc.A	1,543	52
Sensient Technologies Corp.	405	21

See accompanying notes

24

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Stepan Co.	410	$24

		230

Metals & Mining - 1.04%
RTI International Metals, Inc.A	868	29
Stillwater Mining Co.A	1,702	19

		48

Paper & Forest Products - 0.89%
Schweitzer-Mauduit International, Inc.	670	41

Total Materials		319

UTILITIES - 0.80%
Electric - 0.32%
Portland General Electric Co.	540	15

Gas - 0.48%
Laclede Group, Inc.	455	22

Total Utilities		37

Total Common Stock (Cost $3,556)		4,415

SHORT-TERM INVESTMENTS - 5.12% (Cost $237)
JPMorgan U.S. Government Money Market Fund, Capital Class	237,140	237

TOTAL INVESTMENTS - 100.45% (Cost $3,793)		4,652
LIABILITIES, NET OF OTHER ASSETS - (0.45%)		(20)

TOTAL NET ASSETS - 100.00%		$4,632

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.
C	Limited Liability Company.
D	ADR - American Depositary Receipt.

Futures Contracts Open on October 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Future	Long	2	December, 2013	$220	$7

				$220	$7

See accompanying notes

25

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2013 (in thousands, except share and per share amounts)

	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Assets:
Investments in unaffiliated securities, at fair value A	$839,505	$219,647		$4,652
Cash	1	—		—
Deposit with brokers for futures contracts	1,755	446		9
Receivable for investments sold	—	479		9
Dividends and interest receivable	2,987	121		1
Receivable for fund shares sold	938	2,194		—
Receivable for tax reclaims	8	1		—
Receivable for expense reimbursement (Note 2)	—	—		3
Prepaid expenses	37	21		—

Total assets	845,231	222,909		4,674

Liabilities:
Payable for investments purchased	324	392		8
Payable for fund shares redeemed	1,613	119		—
Payable for variation margin from open futures contracts	194	52		2
Payable under excess expense reimbursement plan (Note 2)	2	6		—
Management and investment advisory fees payable	554	333		9
Administrative service and service fees payable	114	32		3
Transfer agent fees payable	10	2		—
Custody and fund accounting fees payable	15	3		—
Professional fees payable	34	24		19
Trustee fees payable	12	—		—
Payable for prospectus and shareholder reports	50	8		—
Other liabilities	3	2		1

Total liabilities	2,925	973		42

Net Assets	$842,306	$221,936		$4,632

Analysis of Net Assets:
Paid-in-capital	676,009	170,903		3,345
Undistributed net investment income	121	1,330		6
Accumulated net realized gain	24,993	13,276		416
Unrealized appreciation of investments	139,888	36,161		858
Unrealized appreciation of futures contracts	1,295	266		7

Net assets	$842,306	$221,936		$4,632

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	3,734,443	5,040,230		N/A

Y Class	443,709	197,419		161,054

Investor Class	7,299,748	1,235,116		168,858

Advisor Class	406,039	51,726		N/A

A Class	419,714	118,298		N/A

C Class	764,763	65,495		N/A

AMR Class	41,487,795	8,764,470		N/A

Net assets (not in thousands):
Institutional Class	$60,916,035	$72,206,907	$	N/A

Y Class	$7,262,894	$2,813,712		$2,267,875

Investor Class	$109,336,889	$17,871,568		$2,363,999

Advisor Class	$6,352,890	$727,587	$	N/A

A Class	$6,284,539	$1,666,696	$	N/A

C Class	$11,573,900	$904,692	$	N/A

AMR Class	$640,578,862	$125,744,473	$	N/A

See accompanying notes

26

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2013 (in thousands, except share and per share amounts)

	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Net asset value, offering and redemption price per share:
Institutional Class	$16.31	$14.33	$	N/A

Y Class	$16.37	$14.25		$14.08

Investor Class	$14.98	$14.47		$14.00

Advisor Class	$15.65	$14.07	$	N/A

A Class	$14.97	$14.09	$	N/A

A Class (offering price)	$15.88	$14.95	$	N/A

C Class	$15.13	$13.81	$	N/A

AMR Class	$15.44	$14.35	$	N/A

A Cost of investments in unaffiliated securities	$699,617	$183,486		$3,793

See accompanying notes

27

American Beacon Funds

Statements of Operations

For the year ended October 31, 2013 (in thousands)

	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$13,390	$3,116	$57
Dividend income from affiliated securities	1	—	—
Interest income	7,613	—	—

Total investment income	21,004	3,116	57

Expenses:
Management and investment advisory fees (Note 2)	1,774	862	25
Administrative service fees (Note 2):
Institutional Class	152	142	—
Y Class	11	3	6
Investor Class	304	23	6
Advisor Class	15	2	—
A Class	19	2	—
C Class	25	2	—
AMR Class	319	47	—
Transfer agent fees:
Institutional Class	12	5	—
Y Class	—	—	—
Investor Class	10	3	1
Advisor Class	—	1	—
A Class	1	—	—
C Class	2	—	—
AMR Class	17	4	—
Custody and fund accounting fees	111	26	6
Professional fees	63	35	24
Registration fees and expenses	86	72	36
Service fees (Note 2):
Y Class	4	1	2
Investor Class	339	20	7
Advisor Class	12	1	—
A Class	7	1	—
C Class	9	1	—
Distribution fees (Note 2):
Advisor Class	12	1	—
A Class	12	2	—
C Class	63	4	—
Prospectus and shareholder report expenses	66	10	1
Trustee fees	57	10	—
Other expenses	67	21	4

Total expenses	3,569	1,301	118

Net fees waived and expenses (reimbursed) or recouped by Manager (Note 2)	2	(6)	(69)

Net expenses	3,571	1,295	49

Net investment income	17,433	1,821	8

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	51,173	11,976	367
Commission recapture (Note 3)	57	21	—
Futures contracts	6,940	1,993	58
Change in net unrealized appreciation or (depreciation) of:
Investments	58,261	32,902	701
Futures contracts	1,886	300	9

Net gain from investments	118,317	47,192	1,135

Net increase in net assets resulting from operations	$135,750	$49,013	$1,143

A Foreign taxes	$98	$—	$—

See accompanying notes

28

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Balanced Fund		Mid-Cap Value Fund		Small Cap Value II Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended Oct. 31, 2013	From Nov. 15 to Oct. 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$17,433	$23,022	$1,821	$2,075	$8	$7
Net realized gain from investments and futures contracts	58,170	31,933	13,990	16,482	425	47
Change in net unrealized appreciation or (depreciation) from investments and futures contracts	60,147	56,120	33,202	(4,428)	710	155

Net increase in net assets resulting from operations	135,750	111,075	49,013	14,129	1,143	209

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,020)	(887)	(657)	(451)	—	—
Y Class	(72)	(71)	(13)	(1)	(7)	(1)
Investor Class	(1,894)	(2,133)	(35)	(14)	(7)	(2)
Advisor Class	(93)	(50)	(8)	—	—	—
A Class	(84)	(52)	(4)	(1)	—	—
C Class	(77)	(41)	(5)	—	—	—
AMR Class	(14,207)	(22,506)	(1,435)	(788)	—	—
Net realized gain from investments:
Institutional Class	(909)	—	(1,547)	—	—	—
Y Class	(61)	—	(29)	—	(24)	—
Investor Class	(2,087)	—	(182)	—	(24)	—
Advisor Class	(56)	—	(19)	—	—	—
A Class	(85)	—	(11)	—	—	—
C Class	(94)	—	(11)	—	—	—
AMR Class	(12,494)	—	(3,149)	—	—	—

Net distributions to shareholders	(33,233)	(25,740)	(7,105)	(1,255)	(62)	(3)

Net increase (decrease) in net assets from capital share transactions	(112,932)	(87,607)	63,892	10,834	218	127

Net increase (decrease) in net assets	(10,415)	(2,272)	105,800	23,708	1,299	333

Net Assets:
Beginning of period	852,721	854,993	116,136	92,428	3,333	3,000

End of Period *	$842,306	$852,721	$221,936	$116,136	$4,632	$3,333

* Includes undistributed net investment income (loss) of	$121	$(955)	$1,330	$1,685	$6	$3

See accompanying notes

29

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-seven Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Mid-Cap Value Fund, and the American Beacon Small Cap Value II Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing through an intermediary

Advisor Class	Investors investing through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds believe the adoption of these ASUs will not have a material impact on its financial statement disclosures.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services.

30

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities for the Funds. Management fees paid by the Funds during the year ended October 31, 2013 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Balanced	0.22%	$1,774	$1,369	$405
Mid-Cap Value	0.56%	862	786	76
Small Cap Value II	0.61%	25	23	2

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, and Advisor Classes, 0.40% of the average daily net assets of the A and C Classes, and 0.05% of the average daily net assets of the AMR Class of each of the Funds.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Fund. During the year ended October 31, 2013, the Manager earned $2,669 from the Balanced Fund’s investment in the Select Funds.

31

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended October 31, 2013, the Mid-Cap Value Fund borrowed on average $775,991 for one day at 0.73% with interest charges of $16. During the year ended October 31, 2013, the Balanced and Small Cap Value II Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the period ended October 31, 2013, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	11/1/12 to 2/28/13	3/1/13 to 10/31/13	Reimbursed or (Recouped) Expenses	Expiration
Balanced	Y	0.70%	N/A	$(826)	2016
Balanced	A*	1.10%*	1.10%	(170)	2016
Balanced	C	1.85%	N/A	(593)	2016
Mid-Cap Value	Institutional	0.98%	0.98%	3,598	2016
Mid-Cap Value	Y	1.08%	1.08%	259	2016
Mid-Cap Value	Investor	1.23%	1.23%	1,575	2016
Mid-Cap Value	Advisor	1.49%	1.49%	726	2016
Mid-Cap Value	A	1.49%	1.49%	(42)	2016
Mid-Cap Value	C	2.24%	2.24%	25	2016
Small Cap Value II	Y	1.09%	1.09%	34,513	2016
Small Cap Value II	Investor	1.37%	1.37%	34,837	2016

*	Voluntary Reimbursement

Of these amounts, $2,712 was receivable from the Manager at October 31, 2013 Small Cap Value II Fund and $1,590 and $6,141 was payable to the Manager for the Balanced and Mid-Cap Value Funds, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Funds did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Balanced	$1,674	$4,186	2014
Balanced	—	1,232	2015
Mid-Cap Value	49	56,975	2014
Mid-Cap Value	—	36,006	2015
Small Cap Value II	—	118,169	2015

The Manager recouped excess carryover expenses of $840 from the Y Class, $182 from the A Class, and $652 from the C Class of the Balanced Fund, expiring in 2014, and $49 from the A Class of the Mid-Cap Value Fund, expiring in 2014. During the year ended October 31, 2013, the Funds did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2013, Foreside has collected $19,538 and $3,482 for the Balanced and Mid-Cap Value Funds, respectively from the sale of Class A Shares.

32

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2013, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2013, $2,052 in CDSC fees were collected for the Balanced Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2013, there were no transfers between levels. As of October 31, 2013, the investments were classified as described below (in thousands):

34

American Beacon FundsSM

Notes to Financial Statesments

October 31, 2013

Balanced Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$489,871	$—	$—	$489,871
Preferred Stock	6,478	—	—	6,478
Corporate Obligations	—	105,981	—	105,981
Foreign Government Obligations	—	864	—	864
Commercial Mortgage-Backed Obligations	—	17,497	—	17,497
Asset-Backed Obligations	—	8,218	—	8,218
U.S. Agency Mortgage-Backed Obligations	—	42,766	—	42,766
U.S. Treasury Obligations	—	104,424	—	104,424
U.S. Agency Obligations	—	15,919	—	15,919
Municipal Obligations	—	2,812	—	2,812
Short-Term Investments - Money Markets	44,675	—	—	44,675

Total Investments in Securities	$541,024	$298,481	$—	$839,505

Financial Derivative Instruments
Futures Contracts	$1,295	$—	$—	$1,295

Mid-Cap Value Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$205,739	$—	$—	$205,739
Short-Term Investments - Money Markets	13,908	—	—	13,908

Total Investments in Securities	$219,647	$—	$—	$219,647

Financial Derivative Instruments
Futures Contracts	$266	$—	$—	$266

Small Cap Value II Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$4,415	$—	$—	$4,415
Short-Term Investments - Money Markets	237	—	—	237

Total Investments in Securities	$4,652	$—	$—	$4,652

Financial Derivative Instruments
Futures Contracts	$7	$—	$—	$7

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Balanced Fund normally will be declared and paid quarterly. Dividends from net investment income of the Mid-Cap Value and Small Cap Value II Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

35

American Beacon FundsSM

Notes to Financial Statesments

October 31, 2013

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gains in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of each Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

36

American Beacon FundsSM

Notes to Financial Statesments

October 31, 2013

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended October 31, 2013 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the six months ended October 31, 2013, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

37

American Beacon FundsSM

Notes to Financial Statesments

October 31, 2013

	Average Futures Contracts Outstanding
For the Quarter Ended	April 30, 2013	October 31, 2013
Balanced	40	31
Mid-Cap Value	8	9
Small Cap Value II	2	1

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of derivative financial instruments as of October 31, 2013:

Statements of Assets and Liabilities	Derivative	Balanced	Mid-Cap Value	Small Cap Value II
Unrealized appreciation of futures contracts	Equity Contracts	$1,295	$266	$7

The effect of derivative financial instruments during the year ended October 31, 2013:

Statements of Operations
Net realized gain (loss) from futures contracts	Equity Contracts	6,940	1,993	58
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	1,886	300	9

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged.

38

American Beacon FundsSM

Notes to Financial Statesments

October 31, 2013

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

39

American Beacon FundsSM

Notes to Financial Statesments

October 31, 2013

The tax character of distributions paid were as follows (in thousands):

	Balanced		Mid-Cap Value		Small Cap Value II
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$1,020	$843	$657	$451	$—	$—
Y Class	72	67	13	1	28	1
Investor Class	1,894	2,026	35	14	28	2
Advisor Class	93	47	8	—	—	—
A Class	84	49	4	1	—	—
C Class	77	39	5	—	—	—
AMR Class	14,207	21,380	1,435	788	—	—
Long-Term Capital Gains
Institutional Class	909	44	1,547	—	—	—
Y Class	61	4	29	—	3	—
Investor Class	2,087	107	182	—	3	—
Advisor Class	56	3	19	—	—	—
A Class	85	3	11	—	—	—
C Class	94	2	11	—	—	—
AMR Class	12,494	1,126	3,149	—	—	—

Total distributions paid	$33,233	$25,740	$7,105	$1,255	$62	$3

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	Balanced	Mid-Cap Value	Small Cap Value II
Cost basis of investments for federal income tax purposes	$718,450	$184,210	$3,794
Unrealized appreciation	134,141	36,543	907
Unrealized depreciation	(13,086)	(1,106)	(49)

Net unrealized appreciation or (depreciation)	121,055	35,437	858
Undistributed ordinary income	12,158	5,657	141
Accumulated long-term gain or (loss)	31,786	9,673	282
Other temporary differences	1,298	266	6

Distributable earnings or (deficits)	$166,297	$51,033	$1,287

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and book amortization of premiums.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

40

American Beacon FundsSM

Notes to Financial Statesments

October 31, 2013

Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, Section 732 basis adjustments, non-deductible expenses, income from real estate investment securities, and dividend reclasses that have been reclassified as of October 31, 2013 (in thousands):

	Balanced	Mid-Cap Value	Small Cap Value II
Paid-in-capital	$—	$1	$—
Undistributed net investment income	1,090	(19)	8
Accumulated net realized gain (loss)	(1,090)	18	(8)
Unrealized appreciation or (depreciation) of investments and futures contracts	—	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

For the year ended October 31, 2013, the Funds did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, other than short-term obligations, for the year ended October 31, 2013 were as follows (in thousands):

	Balanced	Mid-Cap Value	Small Cap Value II
Purchases (excluding U.S. government securities)	$412,690	$115,202	$2,815
Sales and maturities (excluding U.S. government securities)	550,364	69,249	2,674
Purchases of U.S. government securities	121,061	—	—
Sales and maturities of U.S. government securities	45,448	—	—

A summary of the Balanced Fund’s transactions in USG Select Fund for the year ended October 31, 2013 is set forth below (in thousands):

	Affiliate	October 31, 2012 Shares/Fair Value	Purchases	Sales	October 31, 2013 Shares/Fair Value	Dividend Income
Direct	USG Select Fund	$—	$5,000	$5,000	$—	$1

41

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Year Ended October 31, 2013

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,578	$24,033	379	$5,977	5,452	$76,643	340	$4,925
Reinvestment of dividends	128	1,905	8	118	284	3,855	11	149
Shares redeemed	(840)	(12,662)	(117)	(1,822)	(5,220)	(73,411)	(127)	(1,870)

Net increase in shares outstanding	866	$13,276	270	$4,273	516	$7,087	224	$3,204

	A Class		C Class		AMR Class		Totals
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	251	$3,543	526	$7,634	10,401	$153,598	18,927	$276,353
Reinvestment of dividends	11	147	11	158	1,897	26,701	2,350	33,033
Shares redeemed	(80)	(1,133)	(41)	(596)	(23,319)	(330,824)	(29,744)	(422,318)

Net increase in shares outstanding	182	$2,557	496	$7,196	(11,021)	$(150,525)	(8,467)	$(112,932)

	Institutional Class		Y Class		Investor Class		Advisor Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,446	$31,998	182	$2,464	1,154	$15,280	27	$331
Redemption Fees	—	20	—	—	—	3	—	—
Reinvestment of dividends	204	2,201	2	25	19	211	2	27
Shares redeemed	(733)	(9,125)	(34)	(420)	(317)	(4,009)	(20)	(258)

Net increase in shares outstanding	1,917	$25,094	150	$2,069	856	$11,485	9	$100

	A Class		C Class		AMR Class		Totals
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	115	$1,525	41	$529	5,497	$69,734	9,462	$121,861
Redemption Fees	—	—	—	—	—	41	—	64
Reinvestment of dividends	1	10	1	12	425	4,584	654	7,070
Shares redeemed	(22)	(296)	—	(1)	(4,118)	(50,994)	(5,244)	(65,103)

Net increase in shares outstanding	94	$1,239	42	$540	1,804	$23,365	4,872	$63,892

	Y Class		Investor Class		Totals
Small Cap Value II Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	13	$161	13	$161
Reinvestment of dividends	3	32	3	31	6	63
Shares redeemed	—	—	(1)	(6)	(1)	(6)

Net increase (decrease) in shares outstanding	3	$32	15	$186	18	$218

For the Year Ended October 31, 2012

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	997	$13,684	404	$5,674	3,822	$48,716	58	$762
Reinvestment of dividends	62	875	5	70	160	2,070	3	50
Shares redeemed	(592)	(8,159)	(267)	(3,728)	(4,209)	(53,423)	(165)	(2,181)

Net increase (decrease) in shares outstanding	467	$6,400	142	$2,016	(227)	$(2,637)	(104)	$(1,369)

42

American Beacon Funds

Notes to Financial Statements

October 31, 2013

	A Class		C Class		AMR Class		Totals
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	274	$3,506	213	$2,760	20,665	$267,520	26,433	$342,622
Reinvestment of dividends	3	41	3	36	1,694	22,506	1,930	25,648
Shares redeemed	(88)	(1,159)	(23)	(296)	(29,737)	(386,931)	(35,081)	(455,877)

Net increase (decrease) in shares outstanding	189	$2,388	193	$2,500	(7,378)	$(96,905)	(6,718)	$(87,607)

	Institutional Class		Y Class		Investor Class		Advisor Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	419	$4,378	43	$466	347	$3,608	40	$405
Redemption Fees	—	62	—	—	—	7	—	1
Reinvestment of dividends	46	450	—	1	1	13	—	—
Shares redeemed	(779)	(8,141)	(1)	(9)	(156)	(1,671)	(1)	(13)

Net increase (decrease) in shares outstanding	(314)	$(3,251)	42	$458	192	$1,957	39	$393

	A Class		C Class		AMR Class		Totals
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18	$182	21	$222	10,775	$112,305	11,663	$121,566
Redemption Fees	—	1	—	—	—	214	—	285
Reinvestment of dividends	—	—	—	—	80	788	127	1,252
Shares redeemed	(4)	(38)	—	—	(9,748)	(102,397)	(10,689)	(112,269)

Net increase (decrease) in shares outstanding	14	$145	21	$222	1,107	$10,910	1,101	$10,834

	Y Class		Investor Class		Totals
Small Cap Value II Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8	$85	4	$39	12	$124
Reinvestment of dividends	—	1	—	2	—	3
Shares redeemed	—	—	—	—	—	—

Net increase (decrease) in shares outstanding	8	$86	4	$41	12	$127

43

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,			March 1 to Oct. 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010
Net asset value, beginning of period	$14.27	$12.89	$12.62	$11.83	$10.63	$14.32	$12.93	$12.78	$12.20

Income from investment operations:
Net investment income (loss)	0.30	0.32	0.32	0.35	0.43	0.39	0.17	0.36	0.16
Net gains (losses) from investments (both realized and unrealized)	2.35	1.38	0.29	1.10	1.25	2.26	1.51	0.24	0.57

Total income (loss) from investment operations	2.65	1.70	0.61	1.45	1.68	2.65	1.68	0.60	0.73

Less distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.34)	(0.66)	(0.48)	(0.29)	(0.29)	(0.45)	(0.15)
Distributions from net realized gains on securities	(0.31)	—	—	—	—	(0.31)	—	—	—

Total distributions	(0.61)	(0.32)	(0.34)	(0.66)	(0.48)	(0.60)	(0.29)	(0.45)	(0.15)

Net asset value, end of period	$16.31	$14.27	$12.89	$12.62	$11.83	$16.37	$14.32	$12.93	$12.78

Total return A	19.04%	13.23%	4.87%	12.47%	16.64%	18.97%	13.04%	4.73%	5.99	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$60,916	$40,938	$30,962	$33,405	$29,808	$7,263	$2,482	$401	$46
Ratios to average net assets:
Expenses, before reimbursements	0.60%	0.59%	0.58%	0.58%	0.60%	0.68%	0.69%	1.48%	0.68	%C
Expenses, net of reimbursements	0.60%	0.59%	0.58%	0.58%	0.60%	0.70%	0.69%	0.70%	0.68	%C
Net investment income, before (reimbursements) or recoupments	1.86%	2.27%	2.49%	2.67%	3.60%	1.71%	2.08%	1.55%	2.54	%C
Net investment income, net of (reimbursements) or recoupments	1.86%	2.27%	2.49%	2.67%	3.60%	1.69%	2.08%	2.34%	2.54	%C
Portfolio turnover rate	56%	58%	47%	40%	57%	56%	58%	47%	40	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

44

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					Advisor Class
Year Ended October 31,					Year Ended October 31,
2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
$ 13.16	$11.93	$11.66	$10.96	$9.91	$13.73	$12.36	$12.11	$11.35	$9.77

0.26	0.23	0.25	0.25	0.30	(0.12)	0.42	0.41	0.32	0.37
2.13	1.30	0.28	1.04	1.23	2.60	1.14	0.11	1.01	1.21

2.39	1.53	0.53	1.29	1.53	2.48	1.56	0.52	1.33	1.58

(0.26)	(0.30)	(0.26)	(0.59)	(0.48)	(0.25)	(0.19)	(0.27)	(0.57)	—
(0.31)	—	—	—	—	(0.31)	—	—	—	—

(0.57)	(0.30)	(0.26)	(0.59)	(0.48)	(0.56)	(0.19)	(0.27)	(0.57)	—

$ 14.98	$13.16	$11.93	$11.66	$10.96	$15.65	$13.73	$12.36	$12.11	$11.35

18.65%	12.86%	4.52%	12.06%	16.29%	18.52%	12.62%	4.33%	11.96%	16.17%

$109,337	$89,272	$83,657	$84,500	$94,915	$6,353	$2,507	$3,536	$6,127	$6,812

0.92%	0.92%	0.92%	0.93%	0.89%	1.07%	1.09%	1.09%	1.09%	1.09%
0.92%	0.92%	0.92%	0.93%	0.89%	1.07%	1.09%	1.09%	1.09%	1.09%

1.62%	1.95%	2.16%	2.34%	3.26%	1.32%	1.82%	2.01%	2.18%	3.06%

1.62%	1.95%	2.16%	2.34%	3.26%	1.32%	1.82%	2.01%	2.18%	3.06%
56%	58%	47%	40%	57%	56%	58%	47%	40%	57%

45

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class					C Class
	Year Ended October 31,			May 17 to Oct. 31,		Year Ended October 31,			Sept. 1 to Oct. 31,
	2013	2012	2011	2010		2013	2012	2011	2010
Net asset value, beginning of period	$13.16	$12.06	$11.94	$11.50		$13.33	$12.13	$11.92	$11.32

Income from investment operations:
Net investment income	0.22	0.33	0.38	0.02		0.17	0.15	0.20	0.01
Net gains (losses) from investments (both realized and unrealized)	2.14	1.17	0.14	0.43		2.11	1.29	0.22	0.59

Total income (loss) from investment operations	2.36	1.50	0.52	0.45		2.28	1.44	0.42	0.60

Less distributions:
Dividends from net investment income	(0.24)	(0.40)	(0.40)	(0.01)		(0.17)	(0.24)	(0.21)	0.00
Distributions from net realized gains on securities	(0.31)	—	—	—		(0.31)	—	—	—

Total distributions	(0.55)	(0.40)	(0.40)	(0.01)		(0.48)	(0.24)	(0.21)	0.00

Net asset value, end of period	$14.97	$13.16	$12.06	$11.94		$15.13	$13.33	$12.13	$11.92

Total return A	18.45%	12.65%	4.37%	3.90	%B	17.50%	11.86%	3.56%	5.33	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,284	$3,127	$588	$47		$11,574	$3,579	$922	$1
Ratios to average net assets:
Expenses, before (reimbursements) or recoupments	1.10%	1.13%	1.59%	1.08	%C	1.84%	1.85%	2.34%	2.14	%C
Expenses, net of (reimbursements) or recoupments	1.10%	1.09%	1.10%	1.08	%C	1.85%	1.83%	1.82%	1.86	%C
Net investment income, before (reimbursements) or recoupments	1.31%	1.62%	1.47%	1.51	%C	0.51%	0.88%	0.66%	0.20	%C
Net investment income, net of (reimbursements) or recoupments	1.30%	1.66%	1.95%	1.51	%C	0.50%	0.90%	1.18%	0.48	%C
Portfolio turnover rate	56%	58%	47%	40	%D	56%	58%	47%	40	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

46

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

AMR Class

Year Ended October 31,
2013	2012	2011	2010	2009
$13.54	$12.27	$12.02	$11.31	$10.19

0.27	0.31	0.34	0.35	0.39

2.27	1.34	0.27	1.07	1.24

2.54	1.65	0.61	1.42	1.63

(0.33)	(0.38)	(0.36)	(0.71)	(0.51)

(0.31)	—	—	—	—

(0.64)	(0.38)	(0.36)	(0.71)	(0.51)

$15.44	$13.54	$12.27	$12.02	$11.31

19.32%	13.55%	5.09%	12.84%	16.95%

$640,579	$710,816	$734,927	$748,422	$681,197

0.33%	0.32%	0.33%	0.33%	0.35%

0.33%	0.32%	0.33%	0.33%	0.35%

2.29%	2.57%	2.75%	2.92%	3.75%

2.29%	2.57%	2.75%	2.92%	3.75%
56%	58%	47%	40%	57%

47

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class

	Year Ended October 31,
	2013	2012	2011A	2010	2009
Net asset value, beginning of period	$10.95	$9.73	$9.27	$7.57	$5.94

Income from investment operations:
Net investment income (loss)	0.13	0.14	0.09	0.08	0.10
Net gains (losses) from investments (both realized and unrealized)	3.93	1.21	0.48	1.67	1.65

Total income (loss) from investment operations	4.06	1.35	0.57	1.75	1.75

Less distributions:
Dividends from net investment income	(0.20)	(0.13)	(0.11)	(0.05)	(0.12)
Distributions from net realized gains on securities	(0.48)	—	—	—	—

Total distributions	(0.68)	(0.13)	(0.11)	(0.05)	(0.12)

Redemption fees added to beneficial interestsC	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$14.33	$10.95	$9.73	$9.27	$7.57

Total return D	39.18%	14.07%	6.08%	23.19%	30.24%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$72,207	$34,208	$33,441	$2,778	$2,197
Ratios to average net assets:
Expenses, before (reimbursements) or recoupments	0.99%	1.06%	1.10%	1.06%	1.13%
Expenses, net of (reimbursements) or recoupments	0.98%	0.98%	0.97%	0.98%	0.98%
Net investment income (loss), before (reimbursements) or recoupments	1.05%	1.17%	0.91%	0.90%	1.14%
Net investment income, net of reimbursements (recoupments)	1.06%	1.25%	1.04%	0.99%	1.29%
Portfolio turnover rate	48%	87%	107%	40%	42%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Based on average shares outstanding.
C	Amounts represent less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

48

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class						Advisor Class
Year Ended October 31,			March 1 to Oct. 31,		Year Ended October 31,						Year Ended October 31,
2013	2012	2011A	2010		2013	2012	2011A		2010	2009	2013	2012	2011A	2010	2009
$10.92	$9.72	$9.27	$8.48		$10.98	$9.71	$9.20		$7.54	$5.92	$10.81	$9.56	$9.12	$7.49	$5.87

0.17	0.13	0.08	0.06		0.23	0.34	(0.03	)B	0.06	0.07	0.11	0.05	0.07	0.07	0.15

3.86	1.21	0.48	0.73		3.83	1.00	0.63		1.65	1.66	3.83	1.23	0.45	1.61	1.60

4.03	1.34	0.56	0.79		4.06	1.34	0.60		1.71	1.73	3.94	1.28	0.52	1.68	1.75

(0.22)	(0.14)	(0.11)	—		(0.09)	(0.07)	(0.09)		(0.05)	(0.11)	(0.20)	(0.03)	(0.08)	(0.05)	(0.13)
(0.48)	—	—	—		(0.48)	—	—		—	—	(0.48)	—	—	—	—

(0.70)	(0.14)	(0.11)	—		(0.57)	(0.07)	(0.09)		(0.05)	(0.11)	(0.68)	(0.03)	(0.08)	(0.05)	(0.13)

—	—	0.00	0.00		0.00	—	0.00		0.00	0.00	—	0.00	0.00	0.00	0.00

$14.25	$10.92	$9.72	$9.27		$14.47	$10.98	$9.71		$9.20	$7.54	$14.07	$10.81	$9.56	$9.12	$7.49

38.99%	13.97%	5.98%	9.32	%E	38.69%	13.84%	6.49%		22.77%	29.93%	38.43%	13.44%	5.65%	22.53%	30.64%

$2,814	$516	$52	$1		$17,871	$4,157	$1,812		$35,223	$23,369	$728	$465	$37	$78	$7

1.11%	1.28%	11.62%	1.05	%F	1.25%	1.44%	1.32%		1.27%	1.34%	1.61%	1.99%	1.98%	1.55%	1.58%
1.08%	1.06%	1.06%	1.01	%F	1.23%	1.23%	1.23%		1.23%	1.23%	1.49%	1.48%	1.49%	1.44%	1.50%

0.79%	0.82%	(9.44)%	0.93	%F	0.68%	0.75%	1.33%		0.70%	0.87%	0.46%	0.10%	0.21%	0.36%	0.14%
0.82%	1.03%	1.12%	0.97	%F	0.70%	0.96%	1.42%		0.75%	0.98%	0.58%	0.61%	0.69%	0.47%	0.22%
48%	87%	107%	40	%G	48%	87%	107%		40%	42%	48%	87%	107%	40%	42%

49

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,			May 17 to Oct. 31,
	2013	2012	2011A	2010
Net asset value, beginning of period	$10.82	$9.61	$9.18	$9.00

Income from investment operations:
Net investment income (loss)	0.14	0.09	0.11	0.01
Net gains (losses) from investments (both realized and unrealized)	3.80	1.20	0.40	0.17

Total income (loss) from investment operations	3.94	1.29	0.51	0.18

Less distributions:
Dividends from net investment income	(0.19)	(0.08)	(0.08)	—
Distributions from net realized gains on securities	(0.48)	—	—	—

Total distributions	(0.67)	(0.08)	(0.08)	—

Redemption fees added to beneficial interestsC	—	0.00	0.00	0.00

Net asset value, end of period	$14.09	$10.82	$9.61	$9.18

Total return D	38.39%	13.56%	5.49%	2.00	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,667	$264	$101	$18
Ratios to average net assets:
Expenses, before (reimbursements) or recoupments	1.48%	1.61%	3.44%	1.51	%F
Expenses, net of (reimbursements) or recoupments	1.49%	1.49%	1.48%	1.48	%F
Net investment income (loss), before (reimbursements) or recoupments	0.44%	0.56%	(1.36)%	0.44	%F
Net investment income (loss), net of (reimbursements) or recoupments	0.43%	0.68%	0.60%	0.47	%F
Portfolio turnover rate	48%	87%	107%	40	%G

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Based on average shares outstanding.
C	Amounts represent less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

50

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class					AMR Class
Year Ended October 31,			Sept. 1 to Oct. 31,		Year Ended October 31,
2013	2012	2011A	2010		2013	2012	2011A	2010	2009
$10.70	$9.56	$9.18	$8.30		$10.96	$9.73	$9.27	$7.59	$5.97

0.11	0.06	0.05	(0.01)		0.15	0.24	0.15	0.10	0.07
3.67	1.15	0.38	0.89		3.94	1.14	0.43	1.66	1.70

3.78	1.21	0.43	0.88		4.09	1.38	0.58	1.76	1.77

(0.19)	(0.07)	(0.05)	—		(0.22)	(0.15)	(0.12)	(0.08)	(0.15)
(0.48)	—	—	—		(0.48)	—	—	—	—

(0.67)	(0.07)	(0.05)	—		(0.70)	(0.15)	(0.12)	(0.08)	(0.15)

—	—	0.00	0.00		0.00	—	0.00	0.00	0.00

$13.81	$10.70	$9.56	$9.18		$14.35	$10.96	$9.73	$9.27	$7.59

37.32%	12.75%	4.64%	10.60	%E	39.43%	14.34%	6.20%	23.28%	30.56%

$905	$254	$22	$1		$125,744	$76,273	$56,963	$64,012	$53,604

2.25%	2.46%	19.14%	3.20	%F	0.73%	0.78%	0.83%	0.77%	0.82%
2.24%	2.22%	2.24%	2.24	%F	0.73%	0.78%	0.83%	0.77%	0.83%
(0.27)%	(0.40)%	(16.96)%	(1.32	)%F	1.32%	1.46%	1.34%	1.19%	1.38%
(0.26)%	(0.15)%	(0.06)%	(0.36	)%F	1.32%	1.46%	1.34%	1.19%	1.38%
48%	87%	107%	40	%G	48%	87%	107%	40%	42%

51

American Beacon Small Cap Value II FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class			Investor Class
	Year Ended Oct. 31, 2013	Nov. 15 to Oct. 31, 2012		Year Ended Oct. 31, 2013	Nov. 15 to Oct. 31, 2012
Net asset value, beginning of period	$10.70	$10.00		$10.67	$10.00

Income from investment operations:
Net investment income	0.04	0.04		0.01	0.01
Net gains from investments (both realized and unrealized)	3.54	0.67		3.52	0.67

Total income from investment operations	3.58	0.71		3.53	0.68

Less distributions:
Dividends from net investment income	(0.05)	(0.01)		(0.05)	(0.01)
Distributions from net realized gains on securities	(0.15)	–		(0.15)	–

Total distributions	(0.20)	(0.01)		(0.20)	(0.01)

Redemption fees added to beneficial interestsA	—	—		—	—

Net asset value, end of period	$14.08	$10.70		$14.00	$10.67

Total return B	33.93%	7.10%		33.55%	6.82%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,268	$1,693		$2,364	$1,640
Ratios to average net assets:
Expenses, before reimbursements	2.82%	4.44	%C	3.11%	4.80	%C
Expenses, net of reimbursements	1.09%	1.06	%C	1.37%	1.33	%C
Net investment (loss), before reimbursements	(1.38)%	(3.03	)%C	(1.68)%	(3.39	)%C
Net investment income, net of reimbursements	0.35%	0.35	%C	0.06%	0.08	%C
Portfolio turnover rate	71%	82%		71%	82%

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Annualized.

52

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Balanced	Mid-Cap Value	Small Cap Value II
Corporate Dividends Received Deduction	45.09%	75.68%	83.77%
Qualified Dividend Income	63.65%	100.00%	100.00%

The Balanced Fund designated $15,786,450 as long-term capital gains distributions for the year ended October 31, 2013.

The Mid-Cap Value Fund designated $4,948,487 as long-term capital gains distributions for the year ended October 31, 2013.

The Small Cap Value II Fund designated $5,274 as long-term capital gains and $52,198 as short term capital gains distributions for the year ended October 31, 2013.

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

53

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials. For various reasons, a subadvisor may not have provided responses to each requested item. In these instances, the Board considered the materials that were received from such subadvisor. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the firm’s longer-term performance was materially below that of the peer group;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the firm’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and/or proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

54

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•	a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•	confirmation that the firm is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•	a discussion of whether, due to the firm’s trading activities on behalf of the Funds, the firm would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•	a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund and, as applicable, each subadvisor to a Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•	confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager and individual subadvisors with respect to their allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

55

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for each Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

56

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

In analyzing the cost of services for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

57

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the American Beacon Balanced Fund, the Trustees considered the following additional factors: (1) the American Beacon Balanced Fund outperformed the Lipper performance universe median for the one-, three-, five- and ten-year periods ended March 31, 2013; (2) the Fund outperformed the Lipper performance group median for the one- and five-year periods ended March 31, 2013, and was equal to the Lipper performance group median for the three-year period; (3) the Manager outperformed its applicable benchmark index with respect to its portion of the Fund’s fixed income assets for the one-, three-, five- and ten-year periods ended March 31, 2013; (4) the expense ratio of the Institutional Class of Fund shares was lower than the median of its Lipper expense universe and Lipper expense group; and (5) the Institutional Class of the Fund was categorized by Morningstar as having a low expense ratio.

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), the Trustees considered the following additional factors: (1) Barrow, Brandywine and Hotchkis each outperformed the Lipper performance universe median for the one-, three-, five- and ten-year periods ended March 31, 2013; (2) the Manager’s explanation that, although the equity portion of the Brandywine portfolio underperformed its equity benchmark index for the five-year period ended March 31, 2013, Brandywine outperformed for the one-, three-, five- and ten-year periods ended March 31, 2013, and that Brandywine’s underperformance of its equity portion for the five-year period was due in part to over-and under-weightings of certain sectors during that period; (3) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Balanced Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Mid-Cap Value Fund, the Trustees considered the following additional factors: (1) the American Beacon Mid-Cap Value Fund outperformed its Lipper performance universe median and Lipper performance group median for the one-, three- and five-year periods ended March 31, 2013; (2) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe; (3) the expense ratio of the Institutional Class of the Fund was higher than the median of its Lipper expense group; (4) the Institutional Class of the Fund was categorized by Morningstar as having an average expense ratio; and (5) the expense ratio level is impacted by the smaller asset size of the Fund, and thus, is likely to decrease as the Fund grows.

In considering the renewal of the Investment Advisory Agreements with Barrow, Pzena Investment Management, LLC (“Pzena”) and Lee Munder Capital Group, LLC (“Lee Munder”), the Trustees considered the following additional factors: (1) Barrow outperformed the Lipper performance universe median for the three- and five-year periods ended March 31, 2013, but underperformed for the one-year period; (2) Pzena outperformed the Lipper performance universe median for the one-, three- and five-year periods ended March 31, 2013; (3) Lee Munder outperformed the Lipper performance universe median for the one-year period ended March 31, 2013; (4) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (5) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Mid-Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Mid-Cap Value Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Value II Fund

In considering the renewal of the Management Agreement for the American Beacon Small Cap Value II Fund, the Trustees considered the following additional factors: (1) the American Beacon Small Cap Value II Fund underperformed the Lipper performance universe median and Lipper performance group median for the one-year period ended March 31, 2013; (2) the expense ratio of the Y Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (3) the Y Class of the Fund was categorized by Morningstar as having an average expense ratio.

In considering the renewal of the Investment Advisory Agreements with Dean Capital Management, LLC (“Dean”), Fox Asset Management, LLC (“Fox”) and Signia Capital Management, LLC (“Signia”), the Trustees considered the following additional factors: (1) Dean outperformed the Lipper performance universe median for the one-year period ended March 31, 2013; (2) Fox and Signia each underperformed the Lipper performance universe median for the one-year period ended March 31, 2013; (3) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (4) the Manager’s recommendation to continue to retain each subadvisor, based upon, among other factors, the relatively brief period that this Fund has been in operation.

58

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Small Cap Value II Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Small Cap Value II Fund.

59

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008)), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

60

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (67)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi, CPA (73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS

Term
One Year
Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary, American Beacon Advisors, Inc. (2008-present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 - Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

61

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010 - Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, and Advisor Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value II Fund are service marks of American Beacon Advisors, Inc.

AR 10/13

American Beacon®
FUNDS

2013 ANNUAL REPORT

OCTOBER 31, 2013

HIGH YIELD BOND FUND

RETIREMENT INCOME AND APPRECIATION FUND

INTERMEDIATE BOND FUND

SHORT-TERM BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by Standard & Poor’s differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ by Standard & Poor’s are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Duration is a measure of price sensitivity relative to changes in interest rates.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2013

Dear Shareholders,

Maybe the most prominent story in the bond markets over the past year has been the fact that the 10-year Treasury note has finally started recovering after bottoming out at all-time lows in July 2012. While that’s a good sign for the bond market as a whole, those yields are still near historic lows.

Despite the Treasury note’s recovery, there’s no doubt that it was a challenging year for fixed-income investors. For the period under review, the Barclays U.S. Aggregate Bond Index – the benchmark for the broader bond market – declined by 1.08%. That’s a troubling scenario for what is often considered a relatively safe investment.

Other areas of the fixed-income market managed to prosper, though. The JPMorgan Global High Yield Index returned 8.93% for the period under review.

That helps highlight the potential advantage of having a nimble, active manager handling fixed-income investments.

For the 12 months ended October 31, 2013:

•	The American Beacon High Yield Bond Fund (Investor Class) returned 8.73%.

•	The American Beacon Retirement Income and Appreciation Fund (Investor Class) returned 3.14%.

•	The American Beacon Intermediate Bond Fund (Investor Class) returned -1.58%.

•	The American Beacon Short-Term Bond Fund (Investor Class) returned 0.03%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

Bond Market Overview

October 31, 2013 (Unaudited)

The U.S. Federal Reserve Bank (the “Fed”) and its quantitative easing program (QE) were the primary forces behind the domestic fixed-income market’s performance during the year ended October 31, 2013. The QE phase of the Fed’s monetary stimulus program, which began in September 2012 with the purchase of $85 billion per month of treasuries and mortgages, sent the 10-year Treasury note yield down to a record-low 1.60% shortly after this period began on October 31, 2012.

Given the Fed’s support, longer-term Treasury yields held below 2.00% until May 2013 when Fed chairman Ben Bernanke referred to a possible “tapering,” or reduction, of the QE program. Because the U.S. economic improvement had been only modest up to that point, Mr. Bernanke’s comments shocked the bond market and caused a sharp increase in interest rates. The 10-year Treasury note yield rose to 3.00% by September 2013.

Despite the Fed’s optimism, the economic data and the dysfunction in Washington D.C. in late 2013 prevented the Fed from tapering QE after all. Interest rates remained volatile, in a downward trend, through October 31, 2013 and ended the period at 2.50%.

During late 2013, the Fed changed course when the economic data confirmed that the economy was still struggling and had not reached a self-sustaining growth trajectory. In particular, employment and inflation were still below the Fed’s targeted objectives. The Fed indicated that a 7.0% unemployment rate was necessary for the tapering of QE, but the rate was 7.3% in October 2013. Likewise, inflation readings were struggling to remain above 1.00%.

Due to the low interest rates, the housing market received a much-needed boost and provided room for optimism about the overall economy. The relief, however, was short lived as the rate increase following the Fed’s tapering discussions sent a chill back into the market. Home sales remained firm through the summer but were beginning to slow as winter approached. The interaction between the Fed and the housing market will be a vital aspect of the economy’s ability to recover.

Long-term interest rates may have been volatile during the year, but yield spreads for corporate and mortgage bonds were fairly stable. On October 31, 2012, the Barclays Investment Grade Corporate Bond Index had a yield spread of 137 basis points (1.37%). At period end, on October 31, 2013, the yield spread was 131 basis points (1.31%). Yield spread measures the difference in yield between a corporate or mortgage bond and a similar-maturity Treasury bond.

For the first six months of the period, the Barclays Aggregate Index return was slightly positive at 0.90%. However, when the Fed’s taper talk began in mid-2013, interest rates rose and pushed the index into negative territory. For the last six months of the period, the index returned -1.97%. Overall, the index returned -1.08% for the year ended October 31, 2013.

High Yield Bond Market Overview

October 31, 2013 (Unaudited)

The high-yield fixed-income market posted another year of strong returns in the period under review, as the JPMorgan Global High-Yield Index returned 8.9% for the 12 months ended October 31, 2013. Once again, high-yield bonds were the best performing fixed-income asset class for the period due to the move higher in interest rates. The 10-year Treasury lost 4.6% in the time period, and the market saw emerging-market debt diverge from high-yield returns by losing more than 2.5%.

The high-yield market, as well as many other financial markets, experienced a sharp correction from late May through late June, as comments from the Federal Reserve led the market to worry that tapering from the quantitative easing (QE) program could end sooner than expected and caused interest rates to spike. However, the Fed managed to calm the markets by reiterating that any eventual tapering from QE would be data-dependent. This clarification from the Fed was followed by the nomination of Janet Yellen to succeed Ben Bernanke as Federal Reserve chair and the expectation that she would continue his easy money policies. As a result, interest rates stabilized, albeit at levels significantly higher than they were prior to May.

Aside from outflows related to the interest rate volatility in the early summer, money generally flowed into the high-yield asset class during the year, as investors continued to seek income-producing investments in an environment of low interest rates around the globe. While Treasury yields rose, the potential negative effect was mitigated by high-yield spreads that narrowed from 5.9% over Treasuries to 4.9%, and the yield-to-worst of the high-yield index actually declined from 6.7% to 6.0% over the 12 months under review. Despite a slowdown over the summer, the capital markets were wide open for most of the year, enabling issuers to access the high-yield market to refinance debt at lower rates and to extend maturities.

In the 12 months under review, new issuance exceeded $450 billion, representing 924 issues. By the end of the period, just over 50% of the new issuance was used to refinance debt with the balance split between acquisitions and general corporate activity. The market has also seen an increase in dividends and other shareholder-friendly decisions by management teams in the high-yield credit market.

The combination of corporations being able to issue debt and strong credit fundamentals were key drivers in maintaining a low default rate during the year. On a par-weighted basis, the 12 months experienced just 1.1% in defaults, while the issuer default rate was just 2.4%.

While the high-yield market’s relative returns were strong when compared to fixed-income, high-yield could not keep up with the equity markets. The S&P 500 Index returned 27.2% and the Russell 2000 Index returned 36.3% for the period under review. With the move higher in interest rates, BB-rated bonds lagged the overall market by returning 5.9%, single-B issues showed less rate sensitivity by achieving a 10.3% return and CCC-rated bonds did their best to keep up with the equity market by gaining 16.0%.

American Beacon High Yield Bond FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the High Yield Bond Fund (the “Fund”) returned 8.73% for the twelve months ended October 31, 2013. The Fund slightly trailed the JPMorgan Global High-Yield Index (the “Index”) return of 8.93% and the Lipper High Current Yield Funds Index return of 9.07% for the period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/2003 through 10/31/13

Total Returns for the Period ended 10/31/13

	1 Year	5 Years	10 Years	Value of $10,000 10/31/03- 10/31/13
Institutional Class (1,7)	8.94%	15.82%	7.21%	$20,067
Y Class (1,3,7)	8.74%	15.64%	7.13%	19,911
Investor Class (1,7)	8.73%	15.54%	6.95%	19,575
A Class with sales charge (1,4,7)	3.50%	14.45%	6.44%	18,667
A Class without sales charge (1,4,7)	8.61%	15.58%	6.96%	19,606
C Class with sales charge (1,5,7)	6.90%	14.97%	6.68%	19,099
C Class without sales charge (1,5,7)	7.90%	14.97%	6.68%	19,099
AMR Class (1,2,7)	9.25%	16.13%	7.39%	20,405
JPMorgan Global High-Yield Index (6)	8.93%	18.27%	9.12%	23,940
Lipper High Current Yield Funds Index (6)	9.07%	15.51%	7.44%	20,491

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004.
Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.
2.	Fund performance for the ten-year period represents the total return achieved by the Institutional Class from 10/31/03 up to 9/4/07, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/03.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/03 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 0.94%, 1.14%, 1.17%, 1.47%, 2.17%, and 0.63%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund outperformed the Index. On a gross of fee basis, the Fund’s added value relative to the Index was largely driven by strong issue selection across sectors and credit quality categories.

American Beacon High Yield Bond FundSM

Performance Overview

October 31, 2013 (Unaudited)

From a sector standpoint, issue selections in the Service, Manufacturing and Energy sectors benefited returns. The Fund’s holdings in these sectors not only outperformed the sector returns in the Index, but also outperformed the Index as a whole.

From a sector allocation perspective, the Fund’s modest cash position detracted given the strong absolute returns generated by the high yield asset class. The Fund’s relative weights among the remaining sectors had a minimal impact on results.

From a credit quality perspective, issue selections in the BB and B-rated categories had a positive impact on the Fund’s relative returns. The Fund’s holdings in the CCC-rated category trailed those of the Index and detracted from relative performance.

From a credit quality allocation perspective, the combination of underweighting BB-rated securities and overweighting CCC-rated securities benefited relative returns.

The sub-advisors’ “bottom-up,” research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength, remains in place.

Top Ten Holdings (% Net Assets)

Clear Channel Communications, Inc., 9.00%, Due 3/1/21	0.9
E*Trade Financial Corp., 6.375%, Due 11/15/19	0.9
Clear Channel Worldwide Holdings, Inc., 7.625%, Due 3/15/20	0.6
Sprint Nextel Corp., 11.500%, Due 11/15/21	0.6
Ally Financial, Inc., 7.500%, Due 9/15/2020	0.6
EPL Oil & Gas, Inc., 8.250%, Due 2/15/2018	0.6
Sabine Pass LNG LP, 7.500%, Due 11/30/16	0.6
ArcelorMittal, 6.000%, Due 3/1/2021	0.5
Equinix, Inc., 5.375%, Due 4/1/2023	0.5
Cumulus Media Holdings, Inc., 7.750%, Due 5/1/2019	0.5
Total Fund Holdings	514

Sector Weightings (% Investments)

Service	27.9
Manufacturing	20.2
Energy	18.0
Telecommunications	11.4
Finance	10.8
Consumer	4.9
Utilities	3.2
Transportation	2.5
Convertible Obligations	0.6
Equity	0.5

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in high yield securities involves additional risks when compared to investing in investment-grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

American Beacon Retirement Income and Appreciation FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the Retirement Income and Appreciation Fund (the “Fund”) returned 3.14% for the twelve months ended October 31, 2013. Its benchmark, a blend of 75% Barclays Capital Aggregate Index (the “Aggregate Index”) and 25% BofA Merrill Lynch All U.S. Convertibles Index (the “ML Index”) (combined the “Retirement Income and Appreciation Composite Index”), returned 4.74%. The Fund’s peer group, the Morningstar US OE Retirement Income Category, increased 7.29% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/03 through 10/31/13

Total Returns for the Period ended 10/31/13

	1 Year	5 Years	10 Years	Value of $10,000 10/31/03 - 10/31/13
Y Class (1,2,7)	3.43%	8.33%	4.92%	$16,166
Investor Class (1,7)	3.14%	8.13%	4.82%	16,020
A Class with sales Charge (1,3,7)	0.08%	7.08%	4.31%	15,253
A Class without sales Charge (1,3,7)	3.18%	8.13%	4.82%	16,019
C Class with sales Charge (1,4,7)	1.01%	7.55%	4.54%	15,592
C Class without sales Charge (1,4,7)	2.01%	7.55%	4.54%	15,592
Retirement Income and Appreciation Composite Index (6)	4.74%	9.06%	5.34%	16,826
Barclays Capital Aggregate Index (5)	-1.08%	6.09%	4.78%	15,549
BofA Merrill Lynch All U.S. Convertibles Index (5)	23.94%	17.77%	7.22%	20,078
Morningstar US OE Retirement Income (5)	7.29%	8.74%	4.70%	15,833

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/03 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 10/31/03.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. The maximum sales charge for A Class is 2.50%.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
5.	The Barclays Capital Aggregate Index represents returns of the Barclays Capital Gov./Credit Intermediate Index (“Intermediate Index”) up to October 31, 2006 and the Barclays Capital Aggregate Index (“Aggregate Index”) thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Morningstar US OE Retirement Income has replaced the Lipper Intermediate Investment Grade Index. The Morningstar US OE Retirement Income category includes funds that invest in a mix of stocks, bonds and cash for those investors already in or entering retirement. One cannot directly invest in an index
6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Barclays Capital Aggregate Index and the BofA Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Y, Investor, A, and C Class shares was 0.88%, 1.13%, 1.29%, and 2.05%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

The Fund’s assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the “Manager”) that invests primarily in income producing, short and intermediate-term investment grade bonds and 25% to a sub-advisor that invests in securities including convertible bonds, convertible preferreds, high yield bonds and equities in order to try to enhance the return of the overall Fund.

American Beacon Retirement Income and Appreciation FundSM

Performance Overview

October 31, 2013 (Unaudited)

During the twelve-month period, the investment grade bond portion of the Fund declined 0.5%, outperforming the 1.1% decline for the Aggregate Index. This segment of the Fund’s outperformance can be attributed to a combination of favorable allocation decisions and strong security selection among sectors and credit quality categories.

During the period, the overweight to the Financial sector was a positive as Financial securities were one of the best performing categories in the Aggregate Index (up 1.8%). In addition, maintaining an underweight allocation to Treasury securities also proved beneficial.

The performance from the Fund’s Treasury securities trailed those in the Aggregate Index and hampered relative returns offsetting some of the benefits from the underweight allocation. However, within the Financial sector, security selection was strong and complimented the benefit of the overweight allocation.

The Fund’s positioning and security selection among the various credit quality categories aided returns relative to the Aggregate Index. The combination of underweighting AA-rated securities and overweighting A-rated securities was a key driver. Strong security selection in the A category had a significant impact on the Fund’s relative returns. However, the Fund’s holdings in the BBB-rated category trailed those of the Aggregate Index and detracted from relative performance.

The remaining portion of the Fund, managed by the Fund’s sub-advisor, returned 18.7%. These results trailed the 23.9% return of the ML Index. Much of the underperformance for this segment of the Fund can be attributed to less favorable security selection in two particular economic sectors. The Fund’s holdings in the Information Technology and Healthcare sectors lagged those in the ML Index. While the Fund’s positions generated strong absolute returns and generated double-digit gains, these results did not keep pace with the holdings in the ML Index.

The Manager and the Fund’s sub-advisor remain focused on the Fund’s investment objectives of generating income and capital appreciation.

Top Ten Holdings (% Net Assets)

GNR Project Loans, 3.200%, Due 11/16/2044	2.3
GNR Project Loans, 2.170%, Due 4/16/2041	2.2
Freddie Mac Gold Pool, 3.50%, Due 6/1/42	1.7
GNR Project Loans, 2.700%, Due 4/16/2043	1.7
Ally Master Owner Trust, 1.21%, Due 6/15/17	1.4
GNR Project Loans, 2.543%, Due 9/16/2044	1.3
Fannie Mae Pool, 5.00%, Due 1/1/41	1.3
National Credit Union Administration, 0.674%, Due 10/7/20	1.3
GNR Project Loans, 2.210%, Due 12/16/2035	1.3
Citigroup, Inc., 8.50%, Due 5/22/2019	1.2
Total Fund Holdings	250

Sector Weightings (% Fixed Income)

Mortgage-Backed Obligations	23.0
Finance	21.2
U.S. Treasury	15.0
Manufacturing	11.8
Service	11.5
Asset-Backed Obligations	6.2
Telecommunications	3.6
Energy	2.9
Utilities	2.4
Consumer	1.2
Transportation	1.2

Sector Weightings (% Equity)

Finance	21.5
Information Technology	15.9
Manufacturing	13.9
Financials	13.8
Energy	12.6
Transportation	4.4
Utilities	4.1
Health Care	3.5
Consumer Discretionary	3.5
Industrials	3.4
Telecommunications	3.4

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

American Beacon Intermediate Bond FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the Intermediate Bond Fund (the “Fund”) declined 1.58% for the twelve months ended October 31, 2013, trailing the Barclays Capital Aggregate Index (the “Index”) decline of 1.08% and the Lipper Core Bond Funds Index decline of 0.70% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/03 through 10/31/13

Total Returns for the Period ended 10/31/13

	1 Year	5 Years	10 Years	Value of $10,000 10/31/03- 10/31/13
Institutional Class(1,7)	-1.04%	6.33%	4.86%	$16,068
Y Class(1,3,7)	-1.42%	6.18%	4.78%	15,957
Investor Class (1,2,7)	-1.58%	5.86%	4.62%	15,713
A Class with sales Charge(1,4,7)	-6.35%	4.70%	4.05%	14,874
A Class without sales Charge(1,4,7)	-1.69%	5.72%	4.56%	15,615
C Class with sales Charge(1,5,7)	-3.51%	5.23%	4.31%	15,256
C Class without sales Charge(1,5,7)	-2.51%	5.23%	4.31%	15,256
Barclays Capital Agg. Index (6)	-1.08%	6.09%	4.78%	15,942
Lipper Core Bond Funds Index (6)	-0.70%	7.46%	4.69%	15,823

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/03.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/03 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/03 through 3/2/09, the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/03 through 3/2/09, the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
6.	The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.34%, 1.00%, 0.85%, 1.13%, and 1.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund outperformed the Index. On a gross of fee basis, the Fund’s added value relative to the Index was largely driven by advantageous weightings across sectors and credit quality categories.

During the period, the overweight to the Financial sector was a positive as Financial securities were one of the best performing categories in the market (up 1.8%). In addition, maintaining an underweight allocation to Treasury securities also proved beneficial.

The performance from the Fund’s Treasury securities trailed those in the Index and hampered relative returns offsetting some of the benefits from the underweight allocation. However, within the Financial sector, security selection was strong and complimented the benefit of the overweight allocation.

American Beacon Intermediate Bond FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Fund’s positioning within the various credit quality categories helped returns relative to the Index. The combination of underweighting AA-rated securities and overweighting A-rated securities was a key driver. Offsetting some of the positioning benefits, the Fund’s holdings in the BBB-rated category trailed those of the Index and detracted from relative performance.

The Fund’s duration positioning during the period remained similar to the duration profile of the Index. As interest rates rose in the maturity range in which the Fund has significant investments (3 – 7 years), the Fund benefited from strong issue selection that helped navigate the difficult interest rate environment.

The Fund’s investment managers remain focused on a conservative approach toward investing in the bond market and on issuer-specific opportunities.

Top Ten Holdings (% Net Assets)

GNR Project Loans, 2.170%, Due 4/16/2041	1.7
Fannie Mae Pool, 4.50%, Due 4/1/2041	1.5
Fannie Mae Pool, 4.00%, Due 12/1/2040	1.3
Freddie Mac Gold Pool, 3.50%, Due 6/1/2042	1.1
GNR Project Loans, 1.732%, Due 5/16/2042	1.0
Freddie Mac Gold Pool, 3.500%, Due 9/1/2028	1.0
Ally Master Owner Trust, 1.21%, Due 6/15/2017	1.0
Bear Stearns Cos. LLC, 7.250%, Due 2/1/2018	1.0
Citigroup, Inc., 8.50%, Due 5/22/2019	0.9
Fannie Mae Pool, 4.000%, Due 2/1/2041	0.9
Total Fund Holdings	379

Sector Weightings (% Investments)

Mortgage-Backed Obligations	29.3
U.S. Treasury	20.3
Finance	19.9
Manufacturing	7.6
Service	5.4
Asset-Backed Obligations	4.8
Energy	4.6
Telecommunications	3.2
Utilities	2.8
Consumer	1.1
Transportation	1.0

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

American Beacon Short-Term Bond FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Investor Class of the Short-Term Bond Fund (the “Fund”) returned 0.47% for the twelve-month period ended October 31, 2013, which underperformed the BofA Merrill Lynch 1-3 Year Gov/Corp Index (the “Index”) return of 0.85% and the Lipper Short Investment Grade Bond Funds Index (the “Lipper”) return of 0.85%.

Comparison of Change in Value of a $10,000 Investment For the Period from 10/31/03 through 10/31/13

Total Returns for the Period ended 10/31/13

	1 Year	5 Years	10 Years	Value of $10,000 10/31/03- 10/31/13
Institutional Class(1,6)	0.47%	2.71%	2.93%	$13,342
Y Class(1,2,6)	0.22%	2.64%	2.89%	13,295
Investor Class(1,6)	0.03%	2.34%	2.46%	12,748
A Class with sales Charge(1,3,6)	-2.55%	1.77%	2.17%	12,395
A Class without sales Charge(1,3,6)	0.00%	2.29%	2.43%	12,713
C Class with sales Charge(1,4,6)	-1.73%	1.83%	2.20%	12,434
C Class without sales Charge(1,4,6)	-0.73%	1.83%	2.20%	12,434
Lipper Short Inv. Grade Bond Funds Index (5)	0.85%	4.10%	2.87%	13,275
BofA Merrill Lynch 1-3Yr. Gov./Corp Index(5)	0.85%	2.56%	2.97%	13,393

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/03 through 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. The maximum sales charge for A Class is 2.50%.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
5.	The BofA Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.37%, 0.72%, 0.89%, 1.12%, and 1.90%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund’s return was essentially equal to that of the Index. The Fund had overweight positions in the major credit sectors, including investment-grade Corporates and Asset-Backeds, which performed well as the economy improved and as the budget impasse in Washington was resolved. The Fund was also overweight Agency Mortgage-Backed securities which underperformed as spreads widened in response to slower prepayment speeds.

The Fund’s duration position detracted slightly from performance as interest rates ended the period nearly where they began. The Fund’s average duration of 1.2 was shorter than the Index duration of 1.8. Given the slope of the yield curve, the Fund earned slightly less income that it would have earned if its duration were neutral.

Given the unusually low levels of interest rates, we maintained a short duration to protect the Fund from an ultimate rise in rates. Although a rate increase does not appear to be imminent, the absolute low level of yields warrants a more defensive approach toward duration overall.

American Beacon Short-Term Bond FundSM

Performance Overview

October 31, 2013 (Unaudited)

The Lipper peer group continued to benefit from the outperformance of high-yield bonds. During the period, the BofA Merrill Lynch 1-3 Year US Cash Pay High Yield Index returned 7.83% versus 1.85% for the investment-grade BofA Merrill Lynch 1-3 Year US Corporate Index. The Fund, which is investment-grade only, often lags the Lipper Index during periods of strong high yield outperformance.

Given the macroeconomic backdrop, we will continue to look for opportunity in this low interest rate environment and strive to protect the Fund from volatility across the globe. We will maintain our conservative approach toward credit risk and seek to outperform over the long term on a risk-adjusted basis.

Top Ten Holdings (% Net Assets)

National Credit Union Administration, 0.674%, Due 1/8/2020	3.1
National Credit Union Administration, 0.625%, Due 3/11/20	3.1
Nissan Master Owner Trust Receivables, 0.503%, Due 2/15/18	2.2
Capital Auto Receivables Asset Trust 2013-1, 0.920%, Due 9/20/16	2.2
ING Bank N.V., 1.808%, Due 6/9/14, 144A	1.9
Volkswagen International Finance N.V., 1.15%, Due 11/20/15, 144A	1.9
Danske Bank A/S, 1.355%, Due 4/14/14, 144A	1.9
Morgan Stanley, 3.450%, Due 11/2/15	1.9
General Electric Capital Corp., 1.500%, Due 7/12/2016	1.9
AbbVie, Inc., 1.200%, Due 11/6/2015	1.9
Total Fund Holdings	84

Sector Weightings (% Investments)

Asset-Backed Obligations	25.1
Finance	24.0
U.S. Treasury	17.0
Mortgage-Backed Obligations	12.1
Manufacturing	9.4
Service	4.4
Consumer	3.1
Telecommunications	2.5
Utilities	1.1
Transportation	0.7
Energy	0.6

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

American Beacon FundsSM

Fund Expenses

October 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including sales charges (loads) on purchase payments including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Fund Expenses

October 31, 2013 (Unaudited)

High Yield Bond Fund

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Institutional Class
Actual	$1,000.00	$1,015.55	$4.52
Hypothetical **	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$1,014.00	$4.97
Hypothetical **	$1,000.00	$1,020.27	$4.99
Investor Class
Actual	$1,000.00	$1,013.59	$5.38
Hypothetical **	$1,000.00	$1,019.86	$5.40
A Class
Actual	$1,000.00	$1,013.48	$5.68
Hypothetical **	$1,000.00	$1,019.56	$5.70
AMR Class
Actual	$1,000.00	$1,015.88	$3.10
Hypothetical **	$1,000.00	$1,022.13	$3.11
C Class
Actual	$1,000.00	$1,009.46	$9.47
Hypothetical **	$1,000.00	$1,015.78	$9.50

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.98%, 1.06%, 1.12%, 1.87% and 0.61% for the Institutional, Y, Investor, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Retirement Income and Appreciation Fund

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Y Class
Actual	$1,000.00	$1,007.38	$4.05
Hypothetical **	$1,000.00	$1,021.17	$4.08
Investor Class
Actual	$1,000.00	$1,005.76	$5.66
Hypothetical **	$1,000.00	$1,019.56	$5.70
A Class
Actual	$1,000.00	$1,005.57	$5.91
Hypothetical **	$1,000.00	$1,019.31	$5.96
C Class
Actual	$1,000.00	$1,000.63	$9.88
Hypothetical **	$1,000.00	$1,015.32	$9.96

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80%, 1.12%, 1.17% and 1.96% for the Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Intermediate Bond Fund

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Institutional Class
Actual	$1,000.00	$982.35	$1.70
Hypothetical **	$1,000.00	$1,023.49	$1.73
Y Class
Actual	$1,000.00	$980.05	$3.24
Hypothetical **	$1,000.00	$1,021.93	$3.31
Investor Class
Actual	$1,000.00	$980.09	$3.94
Hypothetical **	$1,000.00	$1,021.22	$4.02
A Class
Actual	$1,000.00	$979.12	$4.94
Hypothetical **	$1,000.00	$1,020.21	$5.04
C Class
Actual	$1,000.00	$975.40	$8.66
Hypothetical **	$1,000.00	$1,016.43	$8.84

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.34%, 0.65%, 0.79%, 0.99% and 1.74% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Short-Term Bond Fund

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13
Institutional Class
Actual	$1,000.00	$999.81	$1.92
Hypothetical **	$1,000.00	$1,023.29	$1.94
Y Class
Actual	$1,000.00	$998.54	$3.22
Hypothetical **	$1,000.00	$1,021.98	$3.26
Investor Class
Actual	$1,000.00	$997.75	$3.98
Hypothetical **	$1,000.00	$1,021.22	$4.02
A Class
Actual	$1,000.00	$998.61	$4.28
Hypothetical **	$1,000.00	$1,020.92	$4.33
C Class
Actual	$1,000.00	$994.90	$8.10
Hypothetical **	$1,000.00	$1,017.09	$8.19

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.38%, 0.64%, 0.79%, 0.85% and 1.61% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Short-Term Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Short-Term Bond Fund (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Short-Term Bond Fund at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2013

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCKS - 0.19%
CONSUMER DISCRETIONARY- 0.12%
Automobiles - 0.12%
General Motors Co.C	6,381	$235

MANUFACTURING- 0.05%
Paper & Forest Products - 0.05%
Catalyst Paper Corp.C	8,426	9
NewPage Holdings, Inc.A C	1,200	106

Total Manufacturing		115

SERVICE- 0.01%
Other Service - 0.01%
Dex Media, Inc.C	2,606	18

TRANSPORTATION- 0.01%
Other Transportation - 0.01%
CEVA Holdings LLCA B C	22	21

Total Common Stocks (Cost $1,853)		389

RIGHTS - 0.09% (Cost $541)
TRANSPORTATION- 0.09%
Other Transportation - 0.09%
Horizon Lines, Inc., Exercise price $0.051, Expires 9/27/2036A C D	3,581,642	182

PREFERRED STOCKS - 0.18%
AGENCY- 0.03%
Federal Home Loan Mortgage Corporation - 0.03%
Federal Home Loan Mortgage Corp., 1.00%, Due 12/31/2049C E K	10,000	71

FINANCE- 0.15%
Banks - 0.15%
GMAC Capital Trust I, 1.00%, Due 2/15/2040E	11,600	311

Total Preferred Stocks (Cost $540)		382

CONVERTIBLE PREFERRED STOCKS - 0.02% (Cost $68)
TRANSPORTATION- 0.02%
Other Transportation - 0.02%
CEVA Holding LLC, Series A-2 A B C	49	45

	Par Amount
	(000’s)
CONVERTIBLE OBLIGATIONS - 0.56%
Consumer - 0.03%
CEDC Finance Corp International, Inc., 10.00%, Due 4/30/2018	$78	68

Finance - 0.19%
E*Trade Financial Corp., 0.01%, Due 8/31/2019	240	393

Manufacturing - 0.24%
Alpha Appalachia Holdings, Inc., 3.25%, Due 8/1/2015	525	499

Transportation - 0.10%
YRC Worldwide, Inc., 10.00%, Due 3/31/2015 F	256	205

Total Convertible Obligations (Cost $1,010)		1,165

CORPORATE OBLIGATIONS - 92.92%
Consumer - 4.60%
American Rock Salt Co. LLC, 8.25%, Due 5/1/2018B G	335	325

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
ARAMARK Corp., 5.75%, Due 3/15/2020G	$280	$293
CEDC Finance Corp International, Inc., 8.00%, Due 4/30/2018F J*	173	162
Del Monte Corp., 7.625%, Due 2/15/2019	945	983
Dole Food Co., Inc., 7.25%, Due 5/1/2019G	100	101
FAGE Dairy Industry S.A., 9.875%, Due 2/1/2020G	425	460
First Quality Finance Co. Inc., 4.625%, Due 5/15/2021G	350	331
Innovation Ventures LLC, 9.50%, Due 8/15/2019B G	300	278
JBS Investments GmbH, 7.75%, Due 10/28/2020G	50	52
JBS USA LLC,
8.25%, Due 2/1/2020B G	400	429
7.25%, Due 6/1/2021B G	500	512
Libbey Glass, Inc., 6.875%, Due 5/15/2020	455	489
Marfrig Holding Europe BV, 8.375%, Due 5/9/2018G	200	189
Motors Liquidation Co., 8.375%, Due 7/15/2049 A E	1,570	—
Pinnacle Operating Corp., 9.00%, Due 11/15/2020G	295	308
Post Holdings, Inc., 7.375%, Due 2/15/2022G	400	427
Prestige Brands, Inc.,
8.25%, Due 4/1/2018	300	319
8.125%, Due 2/1/2020	205	228
Revlon Consumer Products Corp., 5.75%, Due 2/15/2021G	200	198
Reynolds Group Issuer Inc.,
8.50%, Due 5/15/2018	400	424
9.00%, Due 4/15/2019	685	732
9.875%, Due 8/15/2019	100	111
5.75%, Due 10/15/2020	605	624
8.25%, Due 2/15/2021	300	312
Simmons Foods, Inc., 10.50%, Due 11/1/2017G	350	367
Smithfield Foods, Inc., 7.75%, Due 7/1/2017	155	180
Spectrum Brands Escrow Corp., 6.625%, Due 11/15/2022G	470	501
Sun Merger Sub, Inc., 5.875%, Due 8/1/2021G	100	105
Viskase Cos., Inc., 9.875%, Due 1/15/2018G	150	159

		9,599

Energy - 16.82%
Access Midstream Partners LP, 6.125%, Due 7/15/2022H	280	300
Antero Resources Finance Corp.,
6.00%, Due 12/1/2020	575	607
5.375%, Due 11/1/2021G	200	203
Basic Energy Services, Inc., 7.75%, Due 10/15/2022	290	293
Bonanza Creek Energy, Inc., 6.75%, Due 4/15/2021	180	191
Calumet Specialty Products Partners LP, 9.375%, Due 5/1/2019H	300	332
Carrizo Oil & Gas, Inc.,
8.625%, Due 10/15/2018	300	329
7.50%, Due 9/15/2020	100	109
CGG S.A., 6.50%, Due 6/1/2021	600	623
Chaparral Energy, Inc.,
9.875%, Due 10/1/2020	475	542
8.25%, Due 9/1/2021	100	110
7.625%, Due 11/15/2022	780	842
Chesapeake Energy Corp.,
6.625%, Due 8/15/2020	400	451
6.875%, Due 11/15/2020	485	548
5.75%, Due 3/15/2023	550	583
Clayton Williams Energy, Inc., 7.75%, Due 4/1/2019	500	511
Comstock Resources, Inc.,
7.75%, Due 4/1/2019	310	324
9.50%, Due 6/15/2020	155	172
Continental Resources, Inc., 5.00%, Due 9/15/2022	280	292
Drill Rigs Holdings, Inc., 6.50%, Due 10/1/2017G	840	883
Eagle Rock Energy Partners LP, 8.375%, Due 6/1/2019H	500	514
Energy Transfer Equity LP, 7.50%, Due 10/15/2020H	700	809
EPL Oil & Gas, Inc., 8.25%, Due 2/15/2018	1,225	1,313
EV Energy Partner LP, 8.00%, Due 4/15/2019H	430	430

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Expro Finance Luxembourg SCA, 8.50%, Due 12/15/2016G	$500	$524
Forbes Energy Services Ltd., 9.00%, Due 6/15/2019	365	369
Genesis Energy LP,
7.875%, Due 12/15/2018H	80	86
5.75%, Due 2/15/2021H	355	360
Goodrich Petroleum Corp., 8.875%, Due 3/15/2019	500	526
Halcon Resources Corp.,
9.75%, Due 7/15/2020	100	109
8.875%, Due 5/15/2021	400	417
9.25%, Due 2/15/2022G	100	106
Hercules Offshore, Inc.,
10.25%, Due 4/1/2019G	910	1,027
8.75%, Due 7/15/2021G	200	220
7.50%, Due 10/1/2021G	330	345
Hilcorp Energy I LP, 7.625%, Due 4/15/2021G H	295	320
Holly Energy Partners LP, 6.50%, Due 3/1/2020H	225	236
Key Energy Services, Inc., 6.75%, Due 3/1/2021	305	310
Kinder Morgan Finance Co. LLC, 6.00%, Due 1/15/2018B G	500	544
Kinder Morgan, Inc., 5.00%, Due 2/15/2021G	100	100
Linn Energy LLC,
6.50%, Due 5/15/2019B	155	155
7.00%, Due 11/1/2019B G	100	100
8.625%, Due 4/15/2020B	700	746
7.75%, Due 2/1/2021B I	820	847
Magnum Hunter Resources Corp., 9.75%, Due 5/15/2020G	700	742
MarkWest Energy Partners LP, 4.50%, Due 7/15/2023H	510	495
MEG Energy Corp., 7.00%, Due 3/31/2024G	105	107
Memorial Production Partners LP, 7.625%, Due 5/1/2021H	310	315
Midstates Petroleum, Inc., 9.25%, Due 6/1/2021	300	309
Oasis Petroleum, Inc., 6.875%, Due 3/15/2022G	585	632
Offshore Group Investment Ltd.,
7.50%, Due 11/1/2019	505	549
7.125%, Due 4/1/2023	400	407
Pacific Drilling S.A., 5.375%, Due 6/1/2020G	350	353
Pacific Drilling V Ltd., 7.25%, Due 12/1/2017G	300	326
PBF Holding Co. LLC, 8.25%, Due 2/15/2020B	500	523
Penn Virginia Corp., 8.50%, Due 5/1/2020	615	653
Penn Virginia Resource Partners LP,
8.375%, Due 6/1/2020H	200	222
6.50%, Due 5/15/2021G H	300	309
PetroQuest Energy, Inc., 10.00%, Due 9/1/2017B	415	427
Pioneer Energy Services Corp., 9.875%, Due 3/15/2018	220	237
QEP Resources, Inc.,
5.375%, Due 10/1/2022	300	293
5.25%, Due 5/1/2023	300	289
QR Energy LP, 9.25%, Due 8/1/2020H	670	702
Quicksilver Resources, Inc.,
7.00%, Due 6/21/2019G	100	97
9.125%, Due 8/15/2019	200	195
Range Resources Corp., 5.00%, Due 3/15/2023	270	269
Regency Energy Partners LP, 6.50%, Due 7/15/2021H	225	241
Resolute Energy Corp., 8.50%, Due 5/1/2020	750	788
Rex Energy Corp., 8.875%, Due 12/1/2020	305	329
Rockies Express Pipeline LLC,
6.85%, Due 7/15/2018B G	135	127
6.00%, Due 1/15/2019B G	170	151
Sabine Pass Liquefaction LLC,
5.625%, Due 2/1/2021B G	1,005	1,015
5.625%, Due 4/15/2023B G	430	421
Samson Investment Co., 10.25%, Due 2/15/2020G	815	880
Sanchez Energy Corp., 7.75%, Due 6/15/2021G	745	760
SandRidge Energy, Inc.,
7.50%, Due 3/15/2021	665	705

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
8.125%, Due 10/15/2022	$280	$298
Talos Production LLC, 9.75%, Due 2/15/2018B G	490	495
Targa Resources Partners LP, 5.25%, Due 5/1/2023H	460	460
W&T Offshore, Inc., 8.50%, Due 6/15/2019	595	641
WPX Energy, Inc., 6.00%, Due 1/15/2022	575	604

		35,124

Finance - 10.18%
Aircastle Ltd., 6.25%, Due 12/1/2019	545	580
Algeco Scotsman Global Finance PLC, 8.50%, Due 10/15/2018G	500	536
Ally Financial, Inc.,
5.50%, Due 2/15/2017	120	130
8.00%, Due 12/31/2018	200	233
7.50%, Due 9/15/2020	1,035	1,210
A-S Co-Issuer Subsidiary, Inc., 7.875%, Due 12/15/2020G	450	466
Aviv Healthcare Properties LP,
7.75%, Due 2/15/2019H	200	216
6.00%, Due 10/15/2021G H	100	103
Bank of America Corp., 8.125%, Due 12/31/2049E	900	1,006
Bank One Capital III, 8.75%, Due 9/1/2030	275	358
CIT Group, Inc.,
5.50%, Due 2/15/2019G	100	108
5.375%, Due 5/15/2020	200	214
5.00%, Due 8/15/2022	800	810
CNL Lifestyle Properties, Inc., 7.25%, Due 4/15/2019	250	260
Denali Borrower LLC, 5.625%, Due 10/15/2020B G	170	168
E*Trade Financial Corp.,
6.75%, Due 6/1/2016	105	113
6.00%, Due 11/15/2017	360	382
6.375%, Due 11/15/2019	1,770	1,894
Fidelity & Guaranty Life Holdings, Inc., 6.375%, Due 4/1/2021G	200	209
General Electric Capital Corp., 7.125%, Due 12/31/2049E	200	223
Genworth Financial, Inc., 6.15%, Due 11/15/2066E	325	294
Geo Group, Inc.,
6.625%, Due 2/15/2021	275	291
5.125%, Due 4/1/2023	225	211
Hockey Merger Sub 2, Inc., 7.875%, Due 10/1/2021G	480	495
Icahn Enterprises LP, 6.00%, Due 8/1/2020G H	225	231
iStar Financial, Inc., 9.00%, Due 6/1/2017	570	663
JPMorgan Chase & Co., 6.00%, Due 12/31/2049	800	774
MetLife, Inc., 10.75%, Due 8/1/2069	150	224
Nationwide Mutual Insurance Co., 9.375%, Due 8/15/2039G	225	314
Neuberger Berman Group LLC, 5.875%, Due 3/15/2022B G	400	409
Nielsen Co., LUX SARL, 5.50%, Due 10/1/2021G	200	206
Nuveen Investments, Inc.,
5.50%, Due 9/15/2015	380	369
9.125%, Due 10/15/2017G	590	572
9.50%, Due 10/15/2020G	730	695
Onex USI Acquisition Corp., 7.75%, Due 1/15/2021G	300	306
Oppenheimer Holdings, Inc., 8.75%, Due 4/15/2018	400	430
Provident Funding Associates LP,
10.125%, Due 2/15/2019G H	255	284
6.75%, Due 6/15/2021G H	700	716
Realogy Group LLC, 9.00%, Due 1/15/2020B G	270	313
ROC Finance LLC, 12.125%, Due 9/1/2018B G	750	810
Royal Bank of Scotland Group PLC, 6.125%, Due 12/15/2022	800	827
SLM Corp.,
8.45%, Due 6/15/2018	300	350
5.50%, Due 1/15/2019	500	519
Synovus Financial Corp.,
5.125%, Due 6/15/2017	575	587
7.875%, Due 2/15/2019	540	614
TMX Finance LLC, 8.50%, Due 9/15/2018B G	225	239
Western Alliance Bancorp, 10.00%, Due 9/1/2015	270	291

		21,253

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Manufacturing - 18.99%
Abengoa Finance SAU, 8.875%, Due 11/1/2017G	$400	$421
Accudyne Industries Borrower / Accudyne Industries LLC, 7.75%, Due 12/15/2020G	150	157
Activision Blizzard, Inc., 5.625%, Due 9/15/2021G	300	311
Advanced Micro Devices, Inc., 7.50%, Due 8/15/2022	650	630
Ainsworth Lumber Co. Ltd, 7.50%, Due 12/15/2017G	293	317
Aleris International, Inc., 7.875%, Due 11/1/2020	360	382
Allison Transmission, Inc., 7.125%, Due 5/15/2019G	600	647
ArcelorMittal,
4.25%, Due 8/5/2015	170	176
6.00%, Due 3/1/2021E	1,000	1,048
6.75%, Due 2/25/2022E	435	473
Arch Coal, Inc.,
8.75%, Due 8/1/2016	205	205
9.875%, Due 6/15/2019	160	136
ARD Finance S.A., 11.125%, Due 6/1/2018F G	518	570
Ardagh Packaging Finance PLC,
7.00%, Due 11/15/2020G	600	597
4.875%, Due 11/15/2022G	250	246
ArvinMeritor, Inc., 10.625%, Due 3/15/2018	200	216
Ashland, Inc., 4.75%, Due 8/15/2022	505	485
Barminco Finance Property Ltd., 9.00%, Due 6/1/2018G	300	284
Blackboard, Inc., 7.75%, Due 11/15/2019G	100	101
BMC Software Finance, Inc., 8.125%, Due 7/15/2021G	775	819
BMC Software, Inc., 7.25%, Due 6/1/2018	215	223
Boart Longyear Management Property Ltd.,
10.00%, Due 10/1/2018G	180	184
7.00%, Due 4/1/2021G	230	171
Catalyst Paper Corp., 11.00%, Due 10/30/2017F K	146	83
CDW LLC, 8.50%, Due 4/1/2019B	450	498
Cemex Finance LLC, 9.375%, Due 10/12/2022B G	200	225
Cemex SAB de CV,
9.00%, Due 1/11/2018G	500	544
5.875%, Due 3/25/2019G	200	196
Chrysler Group LLC, 8.00%, Due 6/15/2019B	270	299
Consol Energy, Inc.,
8.00%, Due 4/1/2017	100	106
8.25%, Due 4/1/2020	500	547
Consolidated Container Co. LLC, 10.125%, Due 7/15/2020B G	400	432
CPG Merger Sub LLC, 8.00%, Due 10/1/2021B G	295	305
Eagle Spinco, Inc., 4.625%, Due 2/15/2021G	535	517
Eldorado Gold Corp., 6.125%, Due 12/15/2020G	630	627
Euramax International, Inc., 9.50%, Due 4/1/2016	100	99
Exopack Holding Corp., 10.00%, Due 6/1/2018	300	324
FMG Resources August 2006 Property Ltd.,
7.00%, Due 11/1/2015G	210	218
6.00%, Due 4/1/2017G	575	601
6.875%, Due 2/1/2018G	500	530
8.25%, Due 11/1/2019G	780	865
6.875%, Due 4/1/2022G	35	37
FQM Akubra, Inc., 7.50%, Due 6/1/2021G	100	106
Freescale Semiconductor, Inc.,
9.25%, Due 4/15/2018G	64	69
8.05%, Due 2/1/2020	400	431
10.75%, Due 8/1/2020	200	228
6.00%, Due 1/15/2022G	100	101
General Motors Financial Co. Inc., 3.25%, Due 5/15/2018G	300	299
Gibraltar Industries, Inc., 6.25%, Due 2/1/2021	350	362
Goodyear Tire & Rubber Co., 6.50%, Due 3/1/2021	700	740
Horsehead Holding Corp.,
10.50%, Due 6/1/2017G	530	572

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
INEOS Finance PLC, 8.375%, Due 2/15/2019G	$200	$223
INEOS Group Holdings S.A., 6.125%, Due 8/15/2018G	400	404
Inmet Mining Corp., 8.75%, Due 6/1/2020G	500	553
K Hovnanian Enterprises, Inc., 7.25%, Due 10/15/2020G	230	245
KB Home,
7.00%, Due 12/15/2021	100	103
7.50%, Due 9/15/2022	500	524
Liberty Tire Recycling LLC, 11.00%, Due 10/1/2016B G	325	332
Louisiana-Pacific Corp., 7.50%, Due 6/1/2020	425	469
M/I Homes, Inc., 8.625%, Due 11/15/2018	200	217
Manitowoc Co., Inc., 8.50%, Due 11/1/2020	150	170
Mcron Finance Sub LLC, 8.375%, Due 5/15/2019B G	135	150
MedAssets, Inc., 8.00%, Due 11/15/2018	175	189
Meritor, Inc., 6.75%, Due 6/15/2021	200	202
Midwest Vanadium Property Ltd., 11.50%, Due 2/15/2018G	200	168
Milacron LLC, 7.75%, Due 2/15/2021B G	260	272
Mueller Water Products, Inc., 7.375%, Due 6/1/2017	290	298
Murray Energy Corp., 8.625%, Due 6/15/2021G	300	321
Navistar International Corp., 8.25%, Due 11/1/2021	200	204
Norske Skogindustrier ASA, 6.125%, Due 10/15/2015G	575	397
Novelis, Inc., 8.75%, Due 12/15/2020	500	556
Nufarm Australia Ltd., 6.375%, Due 10/15/2019G	290	299
Olin Corp., 5.50%, Due 8/15/2022	400	402
Orion Engineered Carbons Bondco GmbH, 9.625%, Due 6/15/2018G	200	222
Orion Engineered Carbons Finance & Co. SCA, 9.25%, Due 8/1/2019F G	200	209
Peabody Energy Corp.,
7.375%, Due 11/1/2016	600	675
6.00%, Due 11/15/2018	155	164
6.25%, Due 11/15/2021	510	527
Perstorp Holding AB, 8.75%, Due 5/15/2017G	500	522
Pittsburgh Glass Works LLC,
8.50%, Due 4/15/2016B G	300	314
8.00%, Due 11/15/2018B G	295	301
Plastipak Holdings, Inc., 6.50%, Due 10/1/2021G	230	239
Rain CII Carbon LLC, 8.25%, Due 1/15/2021B G	300	310
Reliance Intermediate Holdings LP, 9.50%, Due 12/15/2019G H	760	833
Renaissance Acquisition Corp., 6.875%, Due 8/15/2021G	505	514
Rentech Nitrogen Partners LP, 6.50%, Due 4/15/2021G H	950	921
Rockwood Specialties Group, Inc., 4.625%, Due 10/15/2020	310	319
Sanmina Corp., 7.00%, Due 5/15/2019G	435	462
Schaeffler Finance BV, 8.50%, Due 2/15/2019G	200	225
SIWF Merger Sub, Inc., 6.25%, Due 6/1/2021G	160	161
Smurfit Kappa Treasury Funding Ltd., 7.50%, Due 11/20/2025	550	605
Sophia LP, 9.75%, Due 1/15/2019G H	250	273
SRA International, Inc., 11.00%, Due 10/1/2019	100	104
Stackpole International Intermediate Co., 7.75%, Due 10/15/2021G	575	598
Standard Pacific Corp., 6.25%, Due 12/15/2021	300	309
SunGard Data Systems, Inc., 6.625%, Due 11/1/2019	295	308
Taylor Morrison Communities, Inc.,
7.75%, Due 4/15/2020G	754	833
5.25%, Due 4/15/2021G	210	205
Terex Corp., 6.00%, Due 5/15/2021	435	454
Texas Industries, Inc., 9.25%, Due 8/15/2020	340	376
TPC Group, Inc., 8.75%, Due 12/15/2020G	565	594
TransDigm, Inc.,
7.75%, Due 12/15/2018	145	156
7.50%, Due 7/15/2021	235	256
Tronox Finance LLC, 6.375%, Due 8/15/2020B	505	515
UCI International, Inc., 8.625%, Due 2/15/2019	235	242
US Coatings Acquisition, Inc., 7.375%, Due 5/1/2021G	300	319
Viasystems, Inc., 7.875%, Due 5/1/2019G	460	490
Wolverine World Wide, Inc., 6.125%, Due 10/15/2020	210	223
Xerium Technologies, Inc., 8.875%, Due 6/15/2018	95	99
Zachry Holdings, Inc., 7.50%, Due 2/1/2020G	310	322

		39,657

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Service - 26.22%
Acadia Healthcare Co., Inc., 12.875%, Due 11/1/2018	$231	$279
ACE Cash Express, Inc., 11.00%, Due 2/1/2019G	220	196
ADT Corp., 6.25%, Due 10/15/2021G	145	154
Ahern Rentals, Inc., 9.50%, Due 6/15/2018G	560	600
Alere, Inc.,
7.25%, Due 7/1/2018	400	439
6.50%, Due 6/15/2020	725	742
AMC Entertainment, Inc., 9.75%, Due 12/1/2020	410	468
Biomet, Inc.,
6.50%, Due 8/1/2020	200	213
6.50%, Due 10/1/2020	500	520
Boyd Gaming Corp., 9.125%, Due 12/1/2018	380	413
Burlington Coat Factory Warehouse Corp., 10.00%, Due 2/15/2019	625	701
Cablevision Systems Corp., 8.00%, Due 4/15/2020	600	681
Caesars Entertainment Operating Co., Inc.,
11.25%, Due 6/1/2017	910	908
12.75%, Due 4/15/2018	625	369
8.50%, Due 2/15/2020	100	92
9.00%, Due 2/15/2020	525	492
Caesars Entertainment Resort Properties LLC, 8.00%, Due 10/1/2020B G	100	100
Carmike Cinemas, Inc., 7.375%, Due 5/15/2019	200	217
Carrols Restaurant Group, Inc., 11.25%, Due 5/15/2018	300	344
CB OnCure Holdings, Inc., 11.75%, Due 5/15/2017	325	—
CCO Holdings LLC, 5.75%, Due 9/1/2023B G	575	547
Cengage Learning Acquisitions, Inc.,
12.00%, Due 6/30/2019G K	400	54
11.50%, Due 4/15/2020G K	75	56
Cenveo Corp., 8.875%, Due 2/1/2018	950	956
Chinos Intermediate Holdings A, Inc., 7.75%, Due 5/1/2019F G	120	121
CHS/Community Health Systems, Inc.,
5.125%, Due 8/15/2018	100	104
8.00%, Due 11/15/2019	200	217
7.125%, Due 7/15/2020	300	316
Clean Harbors, Inc., 5.125%, Due 6/1/2021	275	279
Clear Channel Communications, Inc., 9.00%, Due 3/1/2021	1,920	1,934
Clear Channel Worldwide Holdings, Inc.,
7.625%, Due 3/15/2020	1,240	1,319
6.50%, Due 11/15/2022	350	365
ClubCorp Club Operations, Inc., 10.00%, Due 12/1/2018	195	216
Columbus International, Inc., 11.50%, Due 11/20/2014G	330	356
Covanta Holding Corp., 6.375%, Due 10/1/2022	250	258
Crown Media Holdings, Inc., 10.50%, Due 7/15/2019	520	585
CSC Holdings LLC, 6.75%, Due 11/15/2021B	900	981
CST Brands, Inc., 5.00%, Due 5/1/2023G	325	314
Cumulus Media Holdings, Inc., 7.75%, Due 5/1/2019	975	1,029
CyrusOne LP, 6.375%, Due 11/15/2022H	235	237
Dave & Buster’s, Inc., 11.00%, Due 6/1/2018	500	551
DaVita, Inc., 5.75%, Due 8/15/2022	200	205
DISH DBS Corp.,
7.125%, Due 2/1/2016	500	553
4.25%, Due 4/1/2018	285	289
7.875%, Due 9/1/2019	230	267
5.125%, Due 5/1/2020	230	233
6.75%, Due 6/1/2021	710	769
5.875%, Due 7/15/2022	200	205
5.00%, Due 3/15/2023	200	191
DynCorp International, Inc., 10.375%, Due 7/1/2017	430	453
EnergySolutions Inc., 10.75%, Due 8/15/2018	475	512
Entercom Radio LLC, 10.50%, Due 12/1/2019B	370	421

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Envision Healthcare Corp., 8.125%, Due 6/1/2019	$300	$326
Equinix, Inc., 5.375%, Due 4/1/2023	1,050	1,042
Felcor Lodging LP, 5.625%, Due 3/1/2023H	235	231
First Data Corp.,
8.25%, Due 1/15/2021G	800	852
11.25%, Due 1/15/2021G	100	110
12.625%, Due 1/15/2021	575	663
Fontainebleau Las Vegas Holdings LLC, 10.25%, Due 6/15/2015B E G I K	800	1
Gannett Company, Inc.,
5.125%, Due 7/15/2020G	100	102
6.375%, Due 10/15/2023G	400	422
Gray Television, Inc., 7.50%, Due 10/1/2020	905	948
Hanger Orthopedic Group, Inc., 7.125%, Due 11/15/2018	170	181
Harron Communications LP, 9.125%, Due 4/1/2020G H	175	194
HCA Holdings, Inc.,
6.25%, Due 2/15/2021	100	105
7.75%, Due 5/15/2021	500	548
HCA, Inc.,
6.50%, Due 2/15/2020	155	172
7.50%, Due 2/15/2022	400	450
5.875%, Due 3/15/2022	200	211
4.75%, Due 5/1/2023	675	650
5.875%, Due 5/1/2023	500	504
Hertz Corp.,
6.75%, Due 4/15/2019	400	432
6.25%, Due 10/15/2022	300	314
Hilton Worldwide Finance LLC, 5.625%, Due 10/15/2021B G	320	329
Hologic, Inc., 6.25%, Due 8/1/2020	300	319
inVentiv Health, Inc., 9.00%, Due 1/15/2018G	100	104
iPayment Holdings, Inc., 7.50%, Due 11/15/2018F	210	126
iPayment, Inc., 10.25%, Due 5/15/2018	375	289
Isle of Capri Casinos, Inc.,
7.75%, Due 3/15/2019	150	161
8.875%, Due 6/15/2020	245	261
Jaguar Holding Co. I, 9.375%, Due 10/15/2017F G	300	318
Jaguar Holding Co. II, 9.50%, Due 12/1/2019G	100	112
JC Penney Corp, Inc., 6.875%, Due 10/15/2015	775	662
Jo-Ann Stores Holdings, Inc., 9.75%, Due 10/15/2019F G	275	285
L Brands, Inc., 5.625%, Due 10/15/2023	320	327
Landry’s, Inc., 9.375%, Due 5/1/2020G	400	433
LIN Television Corp.,
8.375%, Due 4/15/2018	170	181
6.375%, Due 1/15/2021	200	204
Marina District Finance Co., Inc., 9.50%, Due 10/15/2015	387	406
Mediacom LLC, 7.25%, Due 2/15/2022B	220	232
MGM Resorts International,
6.625%, Due 7/15/2015	200	216
11.375%, Due 3/1/2018	300	385
8.625%, Due 2/1/2019	105	123
6.75%, Due 10/1/2020	335	365
6.625%, Due 12/15/2021	615	657
Michaels Finco Holdings, Inc., 7.50%, Due 8/1/2018F G	225	232
Midcontinent Communications & Finance Corp., 6.25%, Due 8/1/2021G	295	298
Monitronics Escrow Corp., 9.125%, Due 4/1/2020G	135	143
Monitronics International, Inc., 9.125%, Due 4/1/2020	295	313
Nara Cable Funding Ltd., 8.875%, Due 12/1/2018G	600	641
National CineMedia LLC, 7.875%, Due 7/15/2021B	100	111
NBTY, Inc., 9.00%, Due 10/1/2018	360	395
NCL Corp Ltd., 5.00%, Due 2/15/2018G	195	197
Neiman Marcus Group, Inc., 8.75%, Due 10/15/2021F G	335	344
New Look Bondco I PLC, 8.375%, Due 5/14/2018G	400	416
Nexstar Broadcasting, Inc., 6.875%, Due 11/15/2020G	495	517

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Nord Anglia Education UK Holdings PLC, 10.25%, Due 4/1/2017G	$200	$222
Nord Anglia Education, Inc., 8.50%, Due 2/15/2018F G	200	202
NPC International, Inc., 10.50%, Due 1/15/2020	350	403
OnCure Holdings, Inc., 11.75%, Due 1/15/2017	116	126
Par Pharmaceutical Cos., Inc., 7.375%, Due 10/15/2020	300	312
Petco Holdings, Inc., 8.50%, Due 10/15/2017F G	220	224
PHH Corp., 6.375%, Due 8/15/2021	275	272
Pinnacle Entertainment, Inc., 7.75%, Due 4/1/2022	355	388
PNK Finance Corp., 6.375%, Due 8/1/2021G	475	499
Radio One, Inc., 6.00%, Due 5/24/2016F	835	845
Radio Systems Corp., 8.375%, Due 11/1/2019G	200	221
Regal Cinemas Corp., 8.625%, Due 7/15/2019	400	432
Rite Aid Corp., 8.00%, Due 8/15/2020	290	325
Safway Group Holding LLC, 7.00%, Due 5/15/2018B G	300	311
Serta Simmons Holdings LLC, 8.125%, Due 10/1/2020B G	260	277
Service Corp International, 7.50%, Due 4/1/2027	350	375
Sirius XM Radio, Inc., 5.25%, Due 8/15/2022G	425	431
Starz LLC, 5.00%, Due 9/15/2019B	465	470
Tenet Healthcare Corp.,
8.00%, Due 8/1/2020	460	501
8.125%, Due 4/1/2022G	570	624
6.875%, Due 11/15/2031	250	220
TransUnion LLC, 11.375%, Due 6/15/2018B	100	111
United Rentals North America, Inc.,
7.375%, Due 5/15/2020	125	139
7.625%, Due 4/15/2022	470	526
Universal Hospital Services, Inc., 7.625%, Due 8/15/2020	410	431
Univision Communications, Inc.,
7.875%, Due 11/1/2020G	750	833
6.75%, Due 9/15/2022G	115	125
5.125%, Due 5/15/2023G	200	198
Valeant Pharmaceuticals International,
7.50%, Due 7/15/2021G	200	222
6.75%, Due 8/15/2021G	450	479
Visant Corp., 10.00%, Due 10/1/2017	590	543
VPI Escrow Corp., 6.375%, Due 10/15/2020G	920	982
WideOpenWest Finance LLC, 10.25%, Due 7/15/2019B	225	249
WMG Acquisition Corp.,
11.50%, Due 10/1/2018	285	330
6.00%, Due 1/15/2021G	325	341
Wok Acquisition Corp., 10.25%, Due 6/30/2020G	145	158

		54,728

Telecommunications - 10.73%
Avanti Communications Group PLC, 10.00%, Due 10/1/2019G	300	314
Avaya, Inc.,
9.00%, Due 4/1/2019G	450	452
10.50%, Due 3/1/2021G	250	218
Brightstar Corp., 9.50%, Due 12/1/2016G	250	275
CenturyLink, Inc., 5.80%, Due 3/15/2022	300	297
Cincinnati Bell, Inc.,
8.75%, Due 3/15/2018	865	916
8.375%, Due 10/15/2020	300	320
Clearwire Communications LLC, 12.00%, Due 12/1/2017B G	208	244
CommScope Holding Co. Inc., 6.625%, Due 6/1/2020F G	200	205
CommScope, Inc., 8.25%, Due 1/15/2019G	294	323
Consolidated Communications Finance Co., 10.875%, Due 6/1/2020	195	226
Cricket Communications, Inc., 7.75%, Due 10/15/2020	400	457
Crown Castle International Corp., 5.25%, Due 1/15/2023	385	381
Digicel Group Ltd., 8.25%, Due 9/30/2020G	500	528
Digicel Ltd., 6.00%, Due 4/15/2021G	200	194
eAccess Ltd., 8.25%, Due 4/1/2018G	300	329
EarthLink, Inc.,
8.875%, Due 5/15/2019	510	504

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
7.375%, Due 6/1/2020	$480	$476
Frontier Communications Corp.,
8.50%, Due 4/15/2020	400	457
8.75%, Due 4/15/2022	200	229
7.875%, Due 1/15/2027	100	99
Hughes Satellite Systems Corp., 7.625%, Due 6/15/2021	375	411
Intelsat Jackson Holdings S.A.,
7.25%, Due 10/15/2020	550	597
7.50%, Due 4/1/2021	300	327
6.625%, Due 12/15/2022G	610	622
Intelsat Luxembourg S.A.,
6.75%, Due 6/1/2018G	65	68
7.75%, Due 6/1/2021G	410	433
8.125%, Due 6/1/2023G	615	650
Level 3 Financing, Inc.,
10.00%, Due 2/1/2018	70	75
8.125%, Due 7/1/2019	535	590
8.625%, Due 7/15/2020	630	712
Millicom International Cellular S.A., 6.625%, Due 10/15/2021G	200	206
NII Capital Corp., 7.625%, Due 4/1/2021	495	287
Nokia OYJ, 6.625%, Due 5/15/2039	665	655
Oi S.A., 5.75%, Due 2/10/2022G	425	398
Sprint Capital Corp., 8.75%, Due 3/15/2032	395	428
Sprint Corp., 7.875%, Due 9/15/2023G	580	629
Sprint Nextel Corp.,
8.375%, Due 8/15/2017	100	116
9.00%, Due 11/15/2018G	500	606
7.00%, Due 3/1/2020G	100	111
7.00%, Due 8/15/2020	515	552
11.50%, Due 11/15/2021	980	1,275
6.00%, Due 11/15/2022	500	493
Syniverse Holdings, Inc., 9.125%, Due 1/15/2019	290	314
T-Mobile USA, Inc., 6.542%, Due 4/28/2020	300	318
UPCB Finance VI Ltd., 6.875%, Due 1/15/2022G	650	700
VimpelCom Holdings BV, 7.504%, Due 3/1/2022G	200	215
Virgin Media Finance PLC,
4.875%, Due 2/15/2022	125	106
6.375%, Due 4/15/2023G	255	261
Virgin Media Secured Finance PLC, 5.25%, Due 1/15/2021	575	583
WaveDivision Escrow LLC, 8.125%, Due 9/1/2020B G	235	247
Wind Acquisition Finance S.A.,
11.75%, Due 7/15/2017G	650	691
7.25%, Due 2/15/2018G	325	342
Wind Acquisition Holdings Finance S.A., 12.25%, Due 7/15/2017F G	626	637
Windstream Corp.,
7.50%, Due 6/1/2022	225	236
6.375%, Due 8/1/2023	75	73

		22,408

Transportation - 2.39%
Bristow Group, Inc., 6.25%, Due 10/15/2022	300	315
CEVA Group PLC, 4.00%, Due 5/1/2018G	100	87
CHC Helicopter S.A.,
9.25%, Due 10/15/2020	500	541
9.375%, Due 6/1/2021	100	101
Florida East Coast Holdings Corp., 10.50%, Due 8/1/2017F	290	302
Florida East Coast Railway Corp., 8.125%, Due 2/1/2017	300	315
HD Supply, Inc.,
7.50%, Due 7/15/2020G	590	623
11.50%, Due 7/15/2020	185	223
Horizon Lines LLC,
11.00%, Due 10/15/2016B	183	183
13.00%, Due 10/15/2016B F	231	208

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Martin Midstream Partners LP,
8.875%, Due 4/1/2018H	$437	$464
7.25%, Due 2/15/2021H	335	342
Quality Distribution LLC, 9.875%, Due 11/1/2018B	225	248
Swift Services Holdings, Inc., 10.00%, Due 11/15/2018	325	364
Syncreon Group BV, 8.625%, Due 11/1/2021G	400	405
Watco Cos. LLC, 6.375%, Due 4/1/2023B G	270	267

		4,988

Utilities - 2.99%
AES Corp., 9.75%, Due 4/15/2016	210	248
Calpine Corp.,
7.875%, Due 7/31/2020G	90	98
7.50%, Due 2/15/2021G	650	702
6.00%, Due 1/15/2022G	100	104
5.875%, Due 1/15/2024G	100	100
Elwood Energy LLC, 8.159%, Due 7/5/2026B	257	272
Enel S.p.A., 8.75%, Due 9/24/2073G	230	249
Energy Future Intermediate Holding Co. LLC, 10.00%, Due 12/1/2020B	575	604
InterGen N.V., 7.00%, Due 6/30/2023G	400	413
NRG Energy, Inc.,
7.625%, Due 1/15/2018	450	511
7.875%, Due 5/15/2021	635	702
Sabine Pass LNG LP,
7.50%, Due 11/30/2016H	1,205	1,345
6.50%, Due 11/1/2020H	380	397
Texas Competitive Electric Holdings Co. LLC, 11.50%, Due 10/1/2020B G	700	499

		6,244

Total Corporate Obligations (Cost $189,575)		194,001

FOREIGN GOVERNMENT OBLIGATIONS - 0.07% (Cost $158)
Energy - 0.07%
Petrobras Global Finance BV, 4.375%, Due 5/20/2023	160	148

	Shares

SHORT-TERM INVESTMENTS - 4.28% (Cost $8,940)
JPMorgan U.S. Government Money Market Fund, Capital Class	8,940,111	8,940

TOTAL INVESTMENTS - 98.31% (Cost $202,685)		205,252
OTHER ASSETS, NET OF LIABILITIES - 1.69%		3,538

TOTAL NET ASSETS - 100.00%		$208,790

Percentages are stated as a percent of net assets.

A	Valued at fair value pursuant to procedures approved by the Board of Trustees.
B	Limited Liability Company.
C	Non-income producing security.
D	Call.
E	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
F	Payment in Kind. See Note 4 in the Notes to Financial Statements.
G	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $74,644 or 35.75% of net assets. The Fund has no right to demand registration of these securities.
J	Step Up/Down.
H	Limited Partnership.
I	Non-voting participating shares.
J	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
K	In default.

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCKS - 3.33% (Cost $3,829)
CONSUMER DISCRETIONARY- 0.27%
Household Durables - 0.27%
Lennar Corp., Class A	10,100	$359

ENERGY- 0.28%
Oil & Gas - 0.28%
Continental Resources, Inc.A	3,240	369

FINANCIALS- 1.05%
Diversified Financials - 1.05%
Citigroup, Inc.	7,145	349
Franklin Resources, Inc.	6,855	369
JPMorgan Chase & Co.	6,545	337
T. Rowe Price Group, Inc.	4,525	350

Total Financials		1,405

HEALTH CARE- 0.26%
Pharmaceuticals - 0.26%
Mylan, Inc.A	9,310	353

INDUSTRIALS- 0.26%
Construction & Engineering - 0.26%
Chicago Bridge & Iron Co. NV	4,700	348

INFORMATION TECHNOLOGY- 1.21%
Electronic Equipment & Instruments - 0.25%
Eaton Corp PLC	4,770	337

Internet Software & Services - 0.26%
eBay, Inc.A	6,515	343

Semiconductor Equipment & Products - 0.52%
Lam Research Corp.A	6,140	333
QUALCOMM, Inc.	5,180	360

		693

Software - 0.18%
TIBCO Software, Inc.A	9,625	236

Total Common Stocks (Cost $3,829)		4,443

PREFERRED STOCKS - 4.29% (Cost $5,042)
ENERGY- 0.69%
Oil & Gas - 0.69%
Chesapeake Energy Corp., 5.75%, Due 12/31/2049B	410	480
Chesapeake Energy Corp., 5.75%, Due 12/31/2049B C	369	437

Total Energy		917

FINANCE- 1.62%
Banks - 0.26%
New York Community Capital Trust V, 6.00%, Due 11/01/2051	7,070	345

Insurance - 0.62%
Maiden Holdings Ltd., 7.25%, Due 9/15/2016	3,260	153
MetLife, Inc., 5.00%, Due 3/26/2014	23,730	681

		834

Other Finance - 0.74%
AMG Capital Trust I, 5.10%, Due 4/15/2036	14,880	1,000

Total Finance		1,834

MANUFACTURING- 1.06%
Aerospace/Defense - 0.64%
United Technologies Corp., 7.50%, Due 8/1/2015	13,620	863

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
Machinery - 0.29%
Stanley Black & Decker, Inc., 4.75%, Due 11/17/2015	3,010	$384

Metals/Mining - 0.13%
Cliffs Natural Resources, Inc., 7.00%, Due 2/1/2016	7,500	170

Total Manufacturing		1,417

TELECOMMUNICATIONS- 0.26%
Telecom - 0.26%
Crown Castle International Corp., 4.50%, Due 11/01/2016	3,340	342

TRANSPORTATION- 0.34%
Other Transportation - 0.34%
Genesee & Wyoming, Inc., 5.00%, Due 10/01/2015	3,360	449

UTILITIES- 0.32%
Electric - 0.32%
NextEra Energy, Inc., 5.60%, Due 6/1/2015	7,280	420

Total Preferred Stocks (Cost $5,042)		5,724

	Par Amount
	(000’s)
CONVERTIBLE OBLIGATIONS - 16.56%
Consumer - 0.18%
Jarden Corp., 1.50%, Due 6/15/2019 B	$205	234

Energy - 0.93%
Hornbeck Offshore Services, Inc., 1.625%, Due 11/15/2026	390	462
Newpark Resources, Inc., 4.00%, Due 10/1/2017	360	502
SEACOR Holdings, Inc., 2.50%, Due 12/15/2027B	220	283

		1,247

Finance - 1.81%
Ares Capital Corp., 4.75%, Due 1/15/2018B	400	411
Leucadia National Corp., 3.75%, Due 4/15/2014	250	336
Molina Healthcare, Inc., 1.125%, Due 1/15/2020B	435	443
Portfolio Recovery Associates, Inc., 3.00%, Due 8/1/2020B	90	105
Walter Investment Management Corp., 4.50%, Due 11/1/2019	350	364
WellPoint, Inc., 2.75%, Due 10/15/2042B	585	760

		2,419

Manufacturing - 6.05%
Cemex SAB de CV, 4.875%, Due 3/15/2015	300	347
Cornerstone OnDemand, Inc., 1.50%, Due 7/1/2018B	110	125
Danaher Corp., 0.01%, Due 1/22/2021	210	440
Electronic Arts, Inc., 0.75%, Due 7/15/2016	625	693
Iconix Brand Group, Inc., 1.50%, Due 3/15/2018B	530	680
KB Home, 1.375%, Due 2/1/2019	200	198
Lam Research Corp., 0.50%, Due 5/15/2016	290	338
Linear Technology Corp., 3.00%, Due 5/1/2027	400	428
Medidata Solutions, Inc., 1.00%, Due 8/1/2018B	170	206
Micron Technology, Inc., 1.875%, Due 6/1/2014	260	333
NetSuite, Inc., 0.25%, Due 6/1/2018B	210	231
Nuance Communications, Inc., 2.75%, Due 8/15/2027	220	231
RTI International Metals, Inc., 3.00%, Due 12/1/2015	300	347
Salesforce.com, Inc., 0.25%, Due 4/1/2018B	745	814
SanDisk Corp., 0.50%, Due 10/15/2020B	1,020	1,039
Standard Pacific Corp., 1.25%, Due 8/1/2032	300	373
Take-Two Interactive Software, Inc.,
1.75%, Due 12/1/2016	125	149
1.00%, Due 7/1/2018	160	177
Trinity Industries, Inc., 3.875%, Due 6/1/2036	525	681
Workday, Inc., 0.75%, Due 7/15/2018B	210	237

		8,067

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Service - 7.14%
BioMarin Pharmaceutical, Inc.,
0.75%, Due 10/15/2018	$93	$96
1.50%, Due 10/15/2020	77	79
Chemed Corp., 1.875%, Due 5/15/2014	420	428
Concur Technologies, Inc., 0.50%, Due 6/15/2018B	210	248
Ctrip.com International Ltd., 1.25%, Due 10/15/2018B	325	338
Cubist Pharmaceuticals, Inc.,
1.125%, Due 9/1/2018B	360	389
1.875%, Due 9/1/2020B	90	97
Dealertrack Technologies, Inc., 1.50%, Due 3/15/2017	325	386
Gilead Sciences, Inc., 1.625%, Due 5/1/2016	385	1,205
Healthways, Inc., 1.50%, Due 7/1/2018B	28	22
Hologic, Inc., 2.00%, Due 12/15/2037D	580	681
Illumina, Inc., 0.25%, Due 3/15/2016B	560	697
Integra LifeSciences Holdings Corp., 1.625%, Due 12/15/2016	340	359
International Game Technology, 3.25%, Due 5/1/2014	615	680
Liberty Interactive LLC, 0.75%, Due 3/30/2043B E	360	430
Merrimack Pharmaceuticals, Inc., 4.50%, Due 7/15/2020	75	57
MGM Resorts International, 4.25%, Due 4/15/2015	529	648
Omnicom Group, Inc., 0.01%, Due 7/31/2032	570	726
priceline.com, Inc., 1.00%, Due 3/15/2018	515	682
Salix Pharmaceuticals Ltd., 1.50%, Due 3/15/2019	525	687
Shutterfly, Inc., 0.25%, Due 5/15/2018B	320	340
TIBCO Software, Inc., 2.25%, Due 5/1/2032	235	238

		9,513

Telecommunications - 0.45%
Ixia, 3.00%, Due 12/15/2015	300	336
JDS Uniphase Corp., 0.625%, Due 8/15/2033B	257	270

		606

Total Convertible Obligations (Cost $19,504)		22,086

CORPORATE OBLIGATIONS - 33.59%
Consumer - 0.95%
Altria Group, Inc., 4.75%, Due 5/5/2021	300	323
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	290	329
8.00%, Due 11/15/2039	100	148
Kellogg Co., 1.875%, Due 11/17/2016	150	154
SABMiller Holdings, Inc., 4.95%, Due 1/15/2042B	300	307

		1,261

Energy - 1.31%
Apache Corp., 5.10%, Due 9/1/2040	130	133
BP Capital Markets PLC, 3.20%, Due 3/11/2016	280	294
Canadian Natural Resources Ltd., 6.25%, Due 3/15/2038	275	316
Devon Energy Corp., 4.75%, Due 5/15/2042	300	284
EOG Resources, Inc., 2.50%, Due 2/1/2016	250	259
TransCanada PipeLines Ltd.,
3.75%, Due 10/16/2023	300	302
6.10%, Due 6/1/2040	140	162

		1,750

Finance - 17.45%
AEGON Funding Co. LLC, 5.75%, Due 12/15/2020E	250	285
American International Group, Inc.,
6.40%, Due 12/15/2020	775	930
4.875%, Due 6/1/2022	400	438
Bank of America Corp.,
7.80%, Due 9/15/2016	600	695
7.625%, Due 6/1/2019	1,250	1,559
Bank One Corp., 4.90%, Due 4/30/2015	250	264
Barclays Bank PLC,
3.90%, Due 4/7/2015	290	303
6.75%, Due 5/22/2019	650	786
Bear Stearns Cos. LLC, 7.25%, Due 2/1/2018E	925	1,116
BNP Paribas S.A., 3.60%, Due 2/23/2016	280	296

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Citigroup, Inc.,
1.178%, Due 4/1/2014D	$6	$6
0.546%, Due 11/5/2014D	300	300
8.50%, Due 5/22/2019	1,250	1,618
Deutsche Bank AG, 3.875%, Due 8/18/2014	275	282
Fifth Third Bancorp, 3.625%, Due 1/25/2016	275	290
General Electric Capital Corp.,
0.443%, Due 1/8/2016D	1,145	1,142
5.625%, Due 5/1/2018	250	290
6.00%, Due 8/7/2019	300	355
5.50%, Due 1/8/2020	650	752
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	475	519
6.25%, Due 9/1/2017	550	636
6.00%, Due 6/15/2020	835	967
ING Bank N.V.,
5.125%, Due 5/1/2015B	300	310
3.75%, Due 3/7/2017B	1,100	1,164
JPMorgan Chase & Co.,
0.584%, Due 6/13/2016D	375	371
5.50%, Due 10/15/2040	350	381
Lincoln National Corp., 4.75%, Due 2/15/2014	105	106
Lloyds TSB Bank PLC, 4.375%, Due 1/12/2015B	300	312
Merrill Lynch & Co. Inc., 6.11%, Due 1/29/2037	275	294
MetLife, Inc., 6.375%, Due 6/15/2034	400	490
Morgan Stanley,
0.724%, Due 10/15/2015D	900	896
7.30%, Due 5/13/2019	530	647
5.625%, Due 9/23/2019	450	513
National Australia Bank Ltd., 4.375%, Due 12/10/2020B	250	271
Nordea Bank AB, 4.875%, Due 1/27/2020B	250	277
PNC Funding Corp., 4.375%, Due 8/11/2020	260	283
Prudential Financial, Inc., 7.375%, Due 6/15/2019	250	311
Simon Property Group LP, 10.35%, Due 4/1/2019F G	300	412
Svenska Handelsbanken AB, 2.875%, Due 4/4/2017	650	679
UBS AG, 5.875%, Due 12/20/2017	552	640
UnitedHealth Group, Inc., 3.875%, Due 10/15/2020	250	265
Wachovia Corp., 0.614%, Due 10/15/2016D	850	840

		23,291

Manufacturing - 4.62%
American Honda Finance Corp.,
2.125%, Due 2/28/2017B	500	511
3.875%, Due 9/21/2020B	250	264
Caterpillar Financial Services Corp., 2.75%, Due 6/24/2015	280	290
Daimler Finance North America LLC,
3.00%, Due 3/28/2016B E	150	156
0.945%, Due 8/1/2016B E	500	501
2.95%, Due 1/11/2017B E	300	312
2.40%, Due 4/10/2017B E	450	458
Dow Chemical Co., 4.125%, Due 11/15/2021	300	310
Ford Motor Credit Co. LLC,
4.25%, Due 2/3/2017E	300	324
5.875%, Due 8/2/2021E	350	401
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	250	254
4.05%, Due 9/15/2022	350	341
Johnson Controls, Inc., 5.00%, Due 3/30/2020	300	331
Northrop Grumman Corp., 5.05%, Due 8/1/2019	150	169
United Technologies Corp., 6.125%, Due 7/15/2038	450	550
Volkswagen International Finance N.V., 1.625%, Due 3/22/2015B	650	658
Xerox Corp.,
8.25%, Due 5/15/2014	150	156
2.95%, Due 3/15/2017	175	180

		6,166

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Service - 3.27%
AbbVie, Inc., 2.90%, Due 11/6/2022	$300	$286
CBS Corp., 3.375%, Due 3/1/2022	500	489
Comcast Corp., 6.55%, Due 7/1/2039	400	493
CVS Caremark Corp., 3.25%, Due 5/18/2015	140	146
McKesson Corp., 3.25%, Due 3/1/2016	140	147
Quest Diagnostics, Inc., 4.75%, Due 1/30/2020	125	134
Thomson Reuters Corp., 4.70%, Due 10/15/2019	125	138
Time Warner Cable, Inc., 5.85%, Due 5/1/2017	650	715
Time Warner, Inc.,
4.875%, Due 3/15/2020	450	498
4.75%, Due 3/29/2021	325	353
Viacom, Inc., 4.50%, Due 2/27/2042	550	481
Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030	350	475

		4,355

Telecommunications - 2.80%
America Movil SAB de CV, 6.375%, Due 3/1/2035	275	301
AT&T, Inc., 4.35%, Due 6/15/2045	473	391
Deutsche Telekom International Finance BV, 4.875%, Due 3/6/2042B	850	820
Orange S.A., 2.125%, Due 9/16/2015	125	127
Verizon Communications, Inc.,
5.50%, Due 4/1/2017	250	282
4.60%, Due 4/1/2021	340	365
6.90%, Due 4/15/2038	325	385
6.55%, Due 9/15/2043	550	638
Vodafone Group PLC, 6.15%, Due 2/27/2037	375	420

		3,729

Transportation - 1.05%
Burlington Northern Santa Fe LLC,
5.75%, Due 5/1/2040E	140	155
5.15%, Due 9/1/2043E	300	309
Canadian National Railway Co., 5.55%, Due 5/15/2018	250	289
CSX Corp., 5.50%, Due 4/15/2041	250	268
Norfolk Southern Corp., 5.75%, Due 4/1/2018	325	376

		1,397

Utilities - 2.14%
Commonwealth Edison Co., 4.00%, Due 8/1/2020	135	145
Consolidated Edison Co. of New York, Inc., 5.50%, Due 12/1/2039	300	339
EDF S.A., 4.60%, Due 1/27/2020B	300	331
MidAmerican Energy Holdings Co., 6.125%, Due 4/1/2036	500	567
Pacific Gas & Electric Co., 6.25%, Due 12/1/2013	175	176
Progress Energy, Inc., 4.875%, Due 12/1/2019	350	389
Southern Co., 1.95%, Due 9/1/2016	310	316
Southwestern Electric Power Co., 3.55%, Due 2/15/2022	600	589

		2,852

Total Corporate Obligations (Cost $41,738)		44,801

FOREIGN GOVERNMENT OBLIGATIONS - 0.41%
Energy - 0.41%
Petrobras International Finance Co., 3.875%, Due 1/27/2016	200	207
Petroleos Mexicanos, 6.00%, Due 3/5/2020	300	337

Total Foreign Government Obligations (Cost $497)		544

ASSET-BACKED OBLIGATIONS - 5.58%
Ally Master Owner Trust, 1.21%, Due 6/15/2017, 2012 3 A2	1,800	1,811
Ford Credit Floorplan Master Owner Trust, 1.50%, Due 9/15/2018, 2013-5 A1	1,200	1,213
National Credit Union Administration,
0.574%, Due 3/11/2020, 2011 R3 1AD	1,611	1,612
0.624%, Due 10/7/2020, 2010 R1 1AD	1,701	1,709
Nissan Master Owner Trust Receivables, 0.644%, Due 5/15/2017, 2012 A AD	1,100	1,102

Total Asset-Backed Obligations (Cost $7,420)		7,447

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 12.02%
Banc of America Commercial Mortgage Trust,
5.317%, Due 9/10/2047, 2006-5 A2	$175	$176
5.633%, Due 4/10/2049, 2007-2 A2	54	55
GNR Project Loans,
1.692%, Due 11/16/2035, 2010-148 A	134	135
2.21%, Due 12/16/2035, 2011-31 A	1,738	1,752
2.989%, Due 3/16/2039, 2010-71 AC	174	176
2.17%, Due 4/16/2041, 2012 44 A	2,910	2,922
2.70%, Due 4/16/2043, 2011-109 AB	2,202	2,254
2.543%, Due 9/16/2044, 2011-96 AC	1,715	1,747
3.20%, Due 11/16/2044, 2011-92 B	2,900	3,014
GS Mortgage Securities Corp II,
3.849%, Due 12/10/2043, 2010-C2 A1B	603	638
3.645%, Due 3/10/2044, 2011-GC3 A2B	750	789
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	78	78
3.853%, Due 6/15/2043, 2010-C1 A1B	510	530
4.388%, Due 2/15/2046, 2011-C3 A3B	650	709
5.706%, Due 2/12/2049, 2007-CB19 A4	400	448
5.629%, Due 2/12/2051, 2007-CB20 A2	36	36
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040, 2007-C1 A4	450	500
Wachovia Bank Commercial Mortgage Trust, 5.728%, Due 6/15/2049, 2007-C32 A2	68	70

Total Non-Agency Mortgage-Backed Obligations (Cost $15,753)		16,029

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.90%
Federal Home Loan Mortgage Corporation - 4.68%
5.00%, Due 2/1/2021	160	170
4.50%, Due 4/1/2021	164	173
5.00%, Due 9/1/2035	414	447
5.50%, Due 4/1/2037	108	116
5.00%, Due 3/1/2038	194	209
5.50%, Due 5/1/2038	164	177
0.574%, Due 12/15/2040 D	579	580
4.00%, Due 1/1/2041	1,006	1,056
4.50%, Due 2/1/2041	937	1,000
3.50%, Due 6/1/2042	2,267	2,320

		6,248

Federal National Mortgage Association - 3.46%
3.50%, Due 1/1/2026	233	247
6.50%, Due 7/1/2032	104	116
5.50%, Due 6/1/2033	164	180
4.50%, Due 9/1/2034	89	95
5.50%, Due 12/1/2035	175	191
5.00%, Due 2/1/2036	141	153
5.50%, Due 4/1/2036	243	265
5.50%, Due 2/1/2037	158	172
6.00%, Due 9/1/2037	97	106
6.00%, Due 1/1/2038	144	157
4.50%, Due 1/1/2040	637	682
4.00%, Due 9/1/2040	483	509
4.00%, Due 1/1/2041	1,649	1,737

		4,610

Government National Mortgage Association - 0.76%
6.00%, Due 2/15/2033	310	351
5.50%, Due 4/15/2033	357	394
5.00%, Due 5/15/2033	244	268

		1,013

Total U.S. Agency Mortgage-Backed Obligations (Cost $11,364)		11,871

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. TREASURY OBLIGATIONS—13.61%
2.50%, Due 3/31/2015	$500	$516
0.25%, Due 12/15/2015	1,000	998
1.50%, Due 6/30/2016	1,000	1,027
3.125%, Due 10/31/2016	1,000	1,075
0.875%, Due 1/31/2017	3,000	3,016
0.75%, Due 12/31/2017	1,000	988
1.50%, Due 8/31/2018	3,000	3,033
1.125%, Due 5/31/2019	3,000	2,936
1.25%, Due 2/29/2020	1,000	969
2.00%, Due 2/15/2022	1,000	980
6.25%, Due 8/15/2023	800	1,064
6.875%, Due 8/15/2025	250	354
5.25%, Due 11/15/2028	550	693
4.75%, Due 2/15/2037	420	506

Total U.S. Treasury Obligations (Cost $17,866)		18,155

	Shares
SHORT-TERM INVESTMENTS - 1.10% (Cost $1,471)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,470,560	1,471

TOTAL INVESTMENTS - 99.39% (Cost $124,484)		132,571
OTHER ASSETS, NET OF LIABILITIES - 0.61%		819

TOTAL NET ASSETS - 100.00%		$133,390

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $18,634 or 13.97% of net assets. The Fund has no right to demand registration of these securities.
C	Non-voting participating shares.
D	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
E	Limited Liability Company.
F	Limited Partnership.
G	REIT – Real Estate Investment Trust.

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS - 42.96%
Consumer - 1.02%
Altria Group, Inc., 4.75%, Due 5/5/2021	$390	$420
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	380	432
8.00%, Due 11/15/2039	175	258
ConAgra Foods, Inc., 3.20%, Due 1/25/2023	420	401
Diageo Capital PLC, 1.50%, Due 5/11/2017	1,075	1,080
Kellogg Co., 1.875%, Due 11/17/2016	200	205
Kraft Foods Group, Inc., 1.625%, Due 6/4/2015	275	279
SABMiller Holdings, Inc., 4.95%, Due 1/15/2042A	400	409

		3,484

Energy - 3.89%
Apache Corp., 5.10%, Due 9/1/2040	200	204
BP Capital Markets PLC,
3.20%, Due 3/11/2016	400	421
4.50%, Due 10/1/2020	480	526
2.50%, Due 11/6/2022	665	615
Cameron International Corp., 6.375%, Due 7/15/2018	480	566
Canadian Natural Resources Ltd.,
3.45%, Due 11/15/2021	550	553
6.25%, Due 3/15/2038	360	414
ConocoPhillips, 6.65%, Due 7/15/2018	825	996
Devon Energy Corp., 4.75%, Due 5/15/2042	400	378
Energy Transfer Partners LP,
8.50%, Due 4/15/2014B	485	501
9.00%, Due 4/15/2019B	410	525
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039C	390	437
EOG Resources, Inc., 2.50%, Due 2/1/2016	425	441
Halliburton Co., 3.25%, Due 11/15/2021	670	675
Husky Energy, Inc., 3.95%, Due 4/15/2022	690	703
Marathon Oil Corp., 6.00%, Due 10/1/2017	475	547
Phillips 66,
1.95%, Due 3/5/2015	355	361
4.30%, Due 4/1/2022	435	452
Pride International, Inc., 6.875%, Due 8/15/2020	295	354
Shell International Finance BV, 0.625%, Due 12/4/2015	730	730
Spectra Energy Capital LLC,
5.668%, Due 8/15/2014C	320	332
5.65%, Due 3/1/2020C	595	652
Spectra Energy Partners LP, 4.60%, Due 6/15/2021B	235	248
The Williams Cos., Inc., 3.70%, Due 1/15/2023	225	207
TransCanada PipeLines Ltd.,
3.75%, Due 10/16/2023	400	403
7.625%, Due 1/15/2039	395	535
6.10%, Due 6/1/2040	290	336
Valero Energy Corp., 9.375%, Due 3/15/2019	170	222

		13,334

Finance - 18.96%
AEGON Funding Co. LLC, 5.75%, Due 12/15/2020C	400	456
American Express Co., 4.05%, Due 12/3/2042	438	392
American Express Credit Corp.,
1.75%, Due 6/12/2015	640	651
1.30%, Due 7/29/2016	455	459
American International Group, Inc.,
6.40%, Due 12/15/2020	800	960
4.875%, Due 6/1/2022	1,000	1,095
Bank of America Corp.,
7.80%, Due 9/15/2016	700	811
2.60%, Due 1/15/2019	520	524
7.625%, Due 6/1/2019	1,695	2,113
5.70%, Due 1/24/2022	2,000	2,296

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Bank of New York Mellon Corp., 2.30%, Due 7/28/2016	$800	$830
Bank of Nova Scotia, 0.75%, Due 10/9/2015	540	541
Bank One Corp., 4.90%, Due 4/30/2015	500	528
Barclays Bank PLC,
3.90%, Due 4/7/2015	380	397
6.75%, Due 5/22/2019	650	786
Bear Stearns Cos. LLC, 7.25%, Due 2/1/2018C	2,845	3,430
Berkshire Hathaway Finance Corp., 0.95%, Due 8/15/2016	450	451
BNP Paribas S.A., 3.60%, Due 2/23/2016	400	423
Boston Properties LP, 3.125%, Due 9/1/2023B	410	384
Branch Banking & Trust Co., 1.45%, Due 10/3/2016	675	683
Canadian Imperial Bank of Commerce, 2.35%, Due 12/11/2015	850	878
Capital One Financial Corp., 2.15%, Due 3/23/2015	635	646
Citigroup, Inc.,
1.178%, Due 4/1/2014D	8	8
0.546%, Due 11/5/2014D	380	380
1.70%, Due 7/25/2016	465	470
4.45%, Due 1/10/2017	1,000	1,087
8.50%, Due 5/22/2019	2,475	3,202
5.875%, Due 1/30/2042	500	574
CNA Financial Corp., 7.35%, Due 11/15/2019	480	592
Deutsche Bank AG, 3.875%, Due 8/18/2014	400	411
ERP Operating LP, 3.00%, Due 4/15/2023B	290	275
Fifth Third Bancorp, 3.625%, Due 1/25/2016	400	422
General Electric Capital Corp.,
0.443%, Due 1/8/2016D	1,300	1,297
5.625%, Due 5/1/2018	375	435
6.00%, Due 8/7/2019	350	414
5.50%, Due 1/8/2020	800	926
5.30%, Due 2/11/2021	250	278
3.15%, Due 9/7/2022	755	739
5.875%, Due 1/14/2038	365	412
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	800	874
6.25%, Due 9/1/2017	800	925
5.95%, Due 1/18/2018	665	763
6.00%, Due 6/15/2020	990	1,146
5.75%, Due 1/24/2022	500	567
HCP, Inc., 5.375%, Due 2/1/2021	500	553
Health Care REIT, Inc.,
4.125%, Due 4/1/2019E	350	372
5.25%, Due 1/15/2022E	340	368
Humana, Inc., 3.15%, Due 12/1/2022	595	561
ING Bank N.V.,
5.125%, Due 5/1/2015A	250	259
3.75%, Due 3/7/2017A	1,500	1,586
JPMorgan Chase & Co.,
0.584%, Due 6/13/2016D	480	475
3.15%, Due 7/5/2016	1,000	1,050
5.50%, Due 10/15/2040	425	463
KeyCorp, 5.10%, Due 3/24/2021	385	427
Liberty Mutual Group, Inc., 5.00%, Due 6/1/2021A	390	421
Lincoln National Corp., 4.75%, Due 2/15/2014	50	51
Lloyds TSB Bank PLC, 4.375%, Due 1/12/2015A	375	390
Loews Corp., 5.25%, Due 3/15/2016	1,145	1,261
Merrill Lynch & Co. Inc.,
6.40%, Due 8/28/2017	870	1,011
6.11%, Due 1/29/2037	360	385
MetLife, Inc., 6.375%, Due 6/15/2034	500	612
Morgan Stanley,
0.724%, Due 10/15/2015D	1,180	1,175
1.75%, Due 2/25/2016	480	485
7.30%, Due 5/13/2019	1,120	1,368

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
5.625%, Due 9/23/2019	$600	$685
3.75%, Due 2/25/2023	480	474
National Australia Bank Ltd., 4.375%, Due 12/10/2020A	425	460
Nordea Bank AB, 4.875%, Due 1/27/2020A	450	499
PNC Funding Corp.,
4.25%, Due 9/21/2015	525	559
4.375%, Due 8/11/2020	410	445
3.30%, Due 3/8/2022	515	509
Prudential Financial, Inc., 7.375%, Due 6/15/2019	450	560
Rabobank Nederland, 2.125%, Due 10/13/2015	225	231
Royal Bank of Canada,
1.15%, Due 3/13/2015	295	298
0.625%, Due 12/5/2016	515	515
Simon Property Group LP,
6.125%, Due 5/30/2018B	665	786
10.35%, Due 4/1/2019B	375	515
State Street Corp., 2.875%, Due 3/7/2016	770	808
SunTrust Banks, Inc., 3.50%, Due 1/20/2017	525	557
Svenska Handelsbanken AB, 2.875%, Due 4/4/2017	800	836
Toronto Dominion Bank, 2.625%, Due 9/10/2018	230	238
Trinity Acquisition PLC, 4.625%, Due 8/15/2023	345	349
UBS AG, 5.875%, Due 12/20/2017	1,163	1,349
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	415	404
3.875%, Due 10/15/2020	425	451
3.95%, Due 10/15/2042	290	253
US Bancorp, 1.65%, Due 5/15/2017	595	600
Ventas Realty LP, 5.70%, Due 9/30/2043B	220	231
Wachovia Corp.,
0.614%, Due 10/15/2016D	1,300	1,284
5.75%, Due 2/1/2018	640	747
WellPoint, Inc., 4.35%, Due 8/15/2020	710	763
Wells Fargo & Co., 2.15%, Due 1/15/2019	305	306

		64,916

Manufacturing - 7.21%
ABB Finance USA, Inc., 2.875%, Due 5/8/2022	320	312
Altera Corp.,
1.75%, Due 5/15/2017	260	258
2.50%, Due 11/15/2018	230	229
American Honda Finance Corp.,
2.125%, Due 2/28/2017A	1,000	1,023
3.875%, Due 9/21/2020A	500	528
Analog Devices, Inc., 3.00%, Due 4/15/2016	425	445
Apple, Inc., 2.40%, Due 5/3/2023	915	837
Applied Materials, Inc., 2.65%, Due 6/15/2016	545	567
BHP Billiton Finance USA Ltd., 1.625%, Due 2/24/2017	435	440
CA, Inc., 4.50%, Due 8/15/2023	480	482
Caterpillar Financial Services Corp.,
1.10%, Due 5/29/2015	495	499
2.75%, Due 6/24/2015	380	393
1.625%, Due 6/1/2017	570	576
Cooper US, Inc., 3.875%, Due 12/15/2020	505	526
Cummins, Inc., 3.65%, Due 10/1/2023	540	550
Daimler Finance North America LLC,
3.00%, Due 3/28/2016A C	190	198
2.95%, Due 1/11/2017A C	2,400	2,494
Dow Chemical Co.,
4.25%, Due 11/15/2020	255	272
4.125%, Due 11/15/2021	400	413
Eaton Corp., PLC,
5.60%, Due 5/15/2018	380	434
2.75%, Due 11/2/2022A	255	239
EMC Corp., 1.875%, Due 6/1/2018	750	753

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Ford Motor Credit Co. LLC,
4.25%, Due 2/3/2017C	$700	$756
5.875%, Due 8/2/2021C	600	687
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	425	433
4.05%, Due 9/15/2022	350	340
Intel Corp.,
1.35%, Due 12/15/2017	745	741
3.30%, Due 10/1/2021	340	343
John Deere Capital Corp.,
1.05%, Due 10/11/2016	450	452
1.30%, Due 3/12/2018	550	545
Johnson Controls, Inc., 5.00%, Due 3/30/2020	480	530
Koninklijke Philips Electronics N.V., 5.75%, Due 3/11/2018	535	621
LYB International Finance BV, 4.00%, Due 7/15/2023	250	252
Northrop Grumman Corp., 5.05%, Due 8/1/2019	200	226
Oracle Corp., 1.20%, Due 10/15/2017	550	543
PACCAR Financial Corp., 1.15%, Due 8/16/2016	480	482
Precision Castparts Corp., 0.70%, Due 12/20/2015	340	339
Rio Tinto Finance USA Ltd., 2.50%, Due 5/20/2016	505	522
Teck Resources Ltd., 6.00%, Due 8/15/2040	160	153
Toyota Motor Credit Corp., 2.05%, Due 1/12/2017	480	492
Tyco Electronics Group S.A.,
1.60%, Due 2/3/2015	320	323
6.55%, Due 10/1/2017	365	423
United Technologies Corp.,
1.80%, Due 6/1/2017	1,030	1,049
6.125%, Due 7/15/2038	600	733
Volkswagen International Finance N.V., 1.625%, Due 3/22/2015A	850	860
Xerox Corp.,
8.25%, Due 5/15/2014	190	197
2.95%, Due 3/15/2017	175	180

		24,690

Service - 5.18%
AbbVie, Inc.,
1.20%, Due 11/6/2015	455	458
2.90%, Due 11/6/2022	815	777
Baxter International, Inc., 1.85%, Due 1/15/2017	375	385
Becton Dickinson and Co., 3.25%, Due 11/12/2020	480	491
Cardinal Health, Inc., 3.20%, Due 3/15/2023	590	560
CBS Corp., 3.375%, Due 3/1/2022	1,000	977
Celgene Corp., 5.25%, Due 8/15/2043	240	242
Comcast Corp.,
5.875%, Due 2/15/2018	740	865
6.55%, Due 7/1/2039	800	987
Covidien International Finance S.A., 2.80%, Due 6/15/2015	340	351
CVS Caremark Corp., 3.25%, Due 5/18/2015	190	197
DIRECTV Holdings LLC, 6.35%, Due 3/15/2040C	225	232
eBay, Inc., 1.35%, Due 7/15/2017	435	434
Genzyme Corp., 5.00%, Due 6/15/2020	235	263
Gilead Sciences, Inc., 2.40%, Due 12/1/2014	475	484
GlaxoSmithKline Capital PLC, 1.50%, Due 5/8/2017	710	717
Home Depot, Inc., 2.70%, Due 4/1/2023	225	213
Lowe’s Companies, Inc., 3.875%, Due 9/15/2023	990	1,020
McKesson Corp., 3.25%, Due 3/1/2016	200	210
Novartis Capital Corp., 2.90%, Due 4/24/2015	340	353
Quest Diagnostics, Inc., 4.75%, Due 1/30/2020	225	241
Sanofi,
1.25%, Due 4/10/2018	730	719
4.00%, Due 3/29/2021	320	343
St Jude Medical, Inc., 2.50%, Due 1/15/2016	595	611
Teva Pharmaceutical Finance II, 3.00%, Due 6/15/2015	550	569

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Thomson Reuters Corp., 4.70%, Due 10/15/2019	$225	$248
Time Warner Cable, Inc.,
5.85%, Due 5/1/2017	1,300	1,432
6.75%, Due 7/1/2018	125	141
4.50%, Due 9/15/2042	500	375
Time Warner, Inc.,
4.875%, Due 3/15/2020	1,090	1,206
4.75%, Due 3/29/2021	350	380
Viacom, Inc., 4.50%, Due 2/27/2042	500	437
Walgreen Co., 3.10%, Due 9/15/2022	300	286
Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030	400	544

		17,748

Telecommunications - 3.07%
America Movil SAB de CV, 6.375%, Due 3/1/2035	375	410
AT&T, Inc.,
0.80%, Due 12/1/2015	640	639
5.35%, Due 9/1/2040	338	329
5.55%, Due 8/15/2041	1,000	1,000
4.35%, Due 6/15/2045	448	370
Cellco Partnership, 8.50%, Due 11/15/2018	580	746
Deutsche Telekom International Finance BV, 4.875%, Due 3/6/2042A	850	821
Orange S.A.,
4.375%, Due 7/8/2014	385	394
2.125%, Due 9/16/2015	225	229
Verizon Communications, Inc.,
5.50%, Due 4/1/2017	500	564
4.60%, Due 4/1/2021	780	838
3.50%, Due 11/1/2021	350	349
5.15%, Due 9/15/2023	240	260
6.40%, Due 9/15/2033	450	509
6.90%, Due 4/15/2038	500	592
6.55%, Due 9/15/2043	850	986
Vodafone Group PLC,
1.625%, Due 3/20/2017	640	641
6.15%, Due 2/27/2037	760	851

		10,528

Transportation - 0.98%
Burlington Northern Santa Fe LLC,
7.95%, Due 8/15/2030C	320	424
5.75%, Due 5/1/2040C	190	210
5.15%, Due 9/1/2043C	500	515
Canadian National Railway Co., 5.55%, Due 5/15/2018	400	463
CSX Corp.,
3.70%, Due 11/1/2023	685	684
5.50%, Due 4/15/2041	425	455
Norfolk Southern Corp., 5.75%, Due 4/1/2018	300	347
United Parcel Service, Inc., 1.125%, Due 10/1/2017	265	263

		3,361

Utilities - 2.65%
Commonwealth Edison Co., 4.00%, Due 8/1/2020	190	205
Consolidated Edison Co. of New York, Inc., 5.50%, Due 12/1/2039	350	395
Duke Energy Indiana, Inc., 6.05%, Due 6/15/2016	450	506
EDF S.A., 4.60%, Due 1/27/2020A	580	640
MidAmerican Energy Holdings Co., 6.125%, Due 4/1/2036	1,000	1,133
National Rural Utilities Cooperative Finance Corp., 5.45%, Due 4/10/2017	505	573
Pacific Gas & Electric Co., 6.25%, Due 12/1/2013	150	151
Progress Energy, Inc.,
4.875%, Due 12/1/2019	450	501
4.40%, Due 1/15/2021	1,000	1,072
Sempra Energy, 6.50%, Due 6/1/2016	340	385
Sierra Pacific Power Co., 3.375%, Due 8/15/2023	240	240
Southern Co., 1.95%, Due 9/1/2016	380	388
Southwestern Electric Power Co., 3.55%, Due 2/15/2022	800	785

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Union Electric Co., 6.70%, Due 2/1/2019	$510	$616
Xcel Energy, Inc., 5.613%, Due 4/1/2017	1,321	1,474

		9,064

Total Corporate Obligations (Cost $141,472)		147,125

FOREIGN GOVERNMENT OBLIGATIONS - 0.53%
Energy - 0.53%
Petrobras International Finance Co.,
3.875%, Due 1/27/2016	300	310
3.50%, Due 2/6/2017	340	345
5.375%, Due 1/27/2021	500	509
6.875%, Due 1/20/2040	245	245
Petroleos Mexicanos, 6.00%, Due 3/5/2020	375	421

Total Foreign Government Obligations (Cost $1,807)		1,830

ASSET-BACKED OBLIGATIONS - 4.63%
Ally Master Owner Trust, 1.21%, Due 6/15/2017, 2012 3 A2	3,500	3,523
Citibank Credit Card Issuance Trust, 1.11%, Due 7/23/2018, 2013 A3 A3	1,650	1,659
CNH Equipment Trust,
2.04%, Due 10/17/2016, 2011-A A4	470	477
0.94%, Due 5/15/2017, 2012 A A3	719	721
Ford Credit Auto Lease Trust, 0.60%, Due 3/15/2016, 2013-A A3	550	550
Ford Credit Floorplan Master Owner Trust, 1.50%, Due 9/15/2018, 2013-5 A1	1,700	1,718
National Credit Union Administration,
0.574%, Due 3/11/2020, 2011 R3 1AD	2,519	2,520
0.624%, Due 10/7/2020, 2010 R1 1AD	1,815	1,823
Nissan Auto Lease Trust, 0.58%, Due 11/16/2015, 2012 B A3	1,155	1,154
Nissan Master Owner Trust Receivables, 0.644%, Due 5/15/2017, 2012 A AD	1,700	1,703

Total Asset-Backed Obligations (Cost $15,794)		15,848

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 8.58%
Banc of America Commercial Mortgage Trust,
5.317%, Due 9/10/2047, 2006-5 A2	247	248
5.633%, Due 4/10/2049, 2007-2 A2	70	71
Bear Stearns Commercial Mortgage Securities,
5.201%, Due 12/11/2038, 2006-PW14 A4	790	870
5.54%, Due 9/11/2041, 2006-PW13 A4	1,285	1,407
GNR Project Loans,
2.012%, Due 7/16/2035, 2011-144 AB	1,566	1,576
1.692%, Due 11/16/2035, 2010-148 A	193	194
2.174%, Due 7/16/2038, 2011-147 A	2,870	2,904
2.989%, Due 3/16/2039, 2010-71 AC	250	252
2.17%, Due 4/16/2041, 2012 44 A	5,819	5,844
1.732%, Due 5/16/2042, 2012 70 A	3,396	3,369
2.70%, Due 4/16/2043, 2011-109 AB	2,202	2,254
2.543%, Due 9/16/2044, 2011-96 AC	1,397	1,423
3.20%, Due 11/16/2044, 2011-92 B	2,700	2,807
GS Mortgage Securities Corp II,
3.679%, Due 8/10/2043, 2010-C1 A1A	490	520
3.849%, Due 12/10/2043, 2010-C2 A1A	742	785
3.645%, Due 3/10/2044, 2011-GC3 A2A	750	788
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	110	110
3.853%, Due 6/15/2043, 2010-C1 A1A	696	722
4.388%, Due 2/15/2046, 2011-C3 A3A	800	873
4.625%, Due 3/15/2046, 2005-LDP1 A2	40	40
5.706%, Due 2/12/2049, 2007-CB19 A4	550	616
5.629%, Due 2/12/2051, 2007-CB20 A2	50	50

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
JPMBB Commercial Mortgage Securities Trust 2013-C12, 3.157%, Due 7/15/2045, 2013 C12 ASB	$935	$949
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040, 2007-C1 A4	550	611
Wachovia Bank Commercial Mortgage Trust, 5.728%, Due 6/15/2049, 2007-C32 A2	108	111

Total Non-Agency Mortgage-Backed Obligations (Cost $28,838)		29,394

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 19.29%
Federal Home Loan Mortgage Corporation - 4.26%
4.50%, Due 3/1/2019	98	103
5.00%, Due 10/1/2020	243	258
3.50%, Due 9/1/2028	3,156	3,334
5.00%, Due 8/1/2033	145	157
5.50%, Due 2/1/2034	197	215
6.00%, Due 8/1/2034	104	116
5.00%, Due 8/1/2035	82	89
5.00%, Due 9/1/2035	207	224
5.50%, Due 4/1/2037	108	116
5.00%, Due 3/1/2038	143	154
5.50%, Due 5/1/2038	205	222
5.50%, Due 6/1/2038	132	143
5.00%, Due 4/1/2040	2,069	2,239
0.574%, Due 12/15/2040 D	772	773
4.00%, Due 1/1/2041	950	998
4.50%, Due 2/1/2041	702	750
3.50%, Due 3/1/2042	820	839
3.50%, Due 6/1/2042	3,778	3,863

		14,593

Federal National Mortgage Association - 13.63%
6.50%, Due 2/1/2017	38	40
5.00%, Due 12/1/2017	126	134
4.50%, Due 9/1/2018	278	296
4.00%, Due 8/1/2020	60	63
3.50%, Due 1/1/2026	280	296
4.00%, Due 5/1/2026	199	211
4.00%, Due 6/1/2026	2,271	2,431
3.00%, Due 8/1/2027	716	744
3.00%, Due 11/1/2027	1,397	1,453
3.50%, Due 1/1/2028	2,947	3,114
5.00%, Due 3/1/2034	193	211
5.50%, Due 6/1/2034	122	133
4.50%, Due 9/1/2034	59	63
5.50%, Due 2/1/2035	220	240
5.00%, Due 5/1/2035	2,750	2,988
5.00%, Due 11/1/2035	178	194
5.50%, Due 12/1/2035	134	147
5.00%, Due 2/1/2036	141	153
5.50%, Due 4/1/2036	303	331
6.00%, Due 9/1/2036	59	65
6.50%, Due 12/1/2036	144	161
5.50%, Due 2/1/2037	158	172
6.00%, Due 9/1/2037	146	160
6.00%, Due 1/1/2038	230	251
5.50%, Due 3/1/2038	332	362
5.00%, Due 4/1/2038	140	152
5.50%, Due 6/1/2038	103	112
4.50%, Due 1/1/2040	1,416	1,515
5.00%, Due 5/1/2040	1,948	2,125
4.00%, Due 9/1/2040	925	975
4.00%, Due 12/1/2040	4,139	4,364
4.00%, Due 1/1/2041	1,099	1,159
4.00%, Due 2/1/2041	3,063	3,234
5.00%, Due 3/1/2041	1,214	1,326
4.50%, Due 4/1/2041	4,659	4,998
4.50%, Due 5/1/2041	1,298	1,396

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
4.50%, Due 8/1/2041	$1,444	$1,550
4.00%, Due 9/1/2041	2,442	2,574
4.00%, Due 10/1/2041	2,589	2,729
4.50%, Due 10/1/2041	1,047	1,124
4.00%, Due 11/1/2041	806	850
3.50%, Due 9/1/2042	972	999
4.00%, Due 11/1/2042	350	369
4.50%, Due 1/1/2043	681	729

		46,693

Government National Mortgage Association - 1.40%
6.50%, Due 3/15/2028	137	154
6.00%, Due 4/15/2031	159	177
6.00%, Due 10/15/2038	693	764
5.50%, Due 2/15/2040	531	581
3.50%, Due 3/15/2043	1,681	1,745
5.50%, Due 2/20/2034	170	190
4.50%, Due 10/20/2040	1,082	1,186

		4,797

Total U.S. Agency Mortgage-Backed Obligations (Cost $65,443)		66,083

U.S. TREASURY OBLIGATIONS - 19.41%
0.25%, Due 12/15/2015	2,000	1,996
2.00%, Due 4/30/2016	3,945	4,098
1.50%, Due 6/30/2016	3,500	3,594
3.125%, Due 10/31/2016	4,400	4,729
0.875%, Due 1/31/2017	9,355	9,408
0.75%, Due 12/31/2017	5,600	5,532
1.50%, Due 8/31/2018	1,000	1,011
1.375%, Due 9/30/2018	4,000	4,016
1.125%, Due 5/31/2019	3,000	2,936
1.25%, Due 2/29/2020	600	581
2.00%, Due 11/15/2021	9,550	9,401
2.00%, Due 2/15/2022	10,465	10,250
6.25%, Due 8/15/2023	900	1,197
6.875%, Due 8/15/2025	770	1,091
5.25%, Due 11/15/2028	750	944
4.75%, Due 2/15/2037	800	966
3.125%, Due 11/15/2041	5,195	4,738

Total U.S. Treasury Obligations (Cost $66,507)		66,488

	Shares
SHORT-TERM INVESTMENTS - 4.30% (Cost $14,727)
JPMorgan U.S. Government Money Market Fund, Capital Class	14,726,742	14,727

TOTAL INVESTMENTS - 99.70% (Cost $334,588)		341,495
OTHER ASSETS, NET OF LIABILITIES - 0.30%		1,007

TOTAL NET ASSETS - 100.00%		$342,502

Percentages are stated as a percent of net assets.

A	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $14,515 or 4.24% of net assets. The Fund has no right to demand registration of these securities.
B	Limited Partnership.
C	Limited Liability Company.
D	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
E	REIT - Real Estate Investment Trust.

See accompanying notes

American Beacon Short-Term Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS - 45.37%
Consumer - 3.07%
Kellogg Co., 1.125%, Due 5/15/2015	$2,000	$2,016
SABMiller Holdings, Inc., 1.85%, Due 1/15/2015A	1,000	1,013
SABMiller PLC, 6.50%, Due 7/1/2016A	1,725	1,959

		4,988

Energy - 0.63%
EOG Resources Canada, Inc., 4.75%, Due 3/15/2014 A	1,000	1,016

Finance - 23.77%
ABN AMRO Bank N.V.,
2.035%, Due 1/30/2014A B	2,000	2,007
1.375%, Due 1/22/2016A	1,000	1,007
American Express Co., 7.25%, Due 5/20/2014	1,000	1,037
American International Group, Inc., 4.25%, Due 9/15/2014	600	618
Bank of America Corp., 1.070%, Due 3/22/2016	2,000	2,010
Bear Stearns Cos. LLC, 0.653%, Due 11/21/2016C	3,000	2,978
Citigroup, Inc.,
1.178%, Due 4/1/2014B	19	19
0.546%, Due 11/5/2014B	2,573	2,570
1.198%, Due 7/25/2016	1,000	1,009
Danske Bank A/S, 1.294%, Due 4/14/2014A B	3,000	3,009
General Electric Capital Corp., 1.50%, Due 7/12/2016	3,000	3,036
Goldman Sachs Group, Inc.,
5.125%, Due 1/15/2015	1,000	1,051
5.35%, Due 1/15/2016	1,000	1,093
ING Bank N.V., 1.658%, Due 6/9/2014A D	3,000	3,020
Lloyds TSB Bank PLC, 2.588%, Due 1/24/2014B	2,000	2,010
Monumental Global Funding III, 0.444%, Due 1/15/2014A B	1,000	1,001
Morgan Stanley, 3.45%, Due 11/2/2015	3,000	3,120
Societe Generale S.A., 1.296%, Due 4/11/2014A B	2,000	2,008
Svenska Handelsbanken AB, 0.721%, Due 9/23/2016B	3,000	3,006
Wachovia Corp., 0.614%, Due 10/15/2016B	3,000	2,963

		38,572

Manufacturing - 9.33%
American Honda Finance Corp.,
1.00%, Due 8/11/2015A	2,000	2,011
0.744%, Due 10/7/2016	1,000	1,004
Daimler Finance North America LLC,
2.30%, Due 1/9/2015A C	1,000	1,017
0.945%, Due 8/1/2016A C	2,500	2,505
Ford Motor Credit Co. LLC, 4.25%, Due 2/3/2017C	1,000	1,080
Hewlett-Packard Co., 0.661%, Due 5/30/2014B	1,000	1,000
Johnson Controls, Inc., 1.75%, Due 3/1/2014	500	502
Nissan Motor Acceptance Corp., 0.950%, Due 9/26/2016A B	3,000	3,005
Volkswagen International Finance N.V., 1.15%, Due 11/20/2015A	3,000	3,018

		15,142

Service - 4.33%
AbbVie, Inc., 1.20%, Due 11/6/2015	3,000	3,021
McKesson Corp., 0.95%, Due 12/4/2015	1,000	1,000
Quest Diagnostics, Inc., 1.100%, Due 3/24/2014B	1,000	1,003
Viacom, Inc., 1.25%, Due 2/27/2015	2,000	2,012

		7,036

Telecommunications - 2.52%
British Telecommunications PLC, 1.625%, Due 6/28/2016	1,000	1,013
Orange S.A., 4.375%, Due 7/8/2014	1,000	1,024
Verizon Communications, Inc., 1.782%, Due 9/15/2016	2,000	2,051

		4,088

Transportation - 0.65%
Burlington Northern Santa Fe Corp., 4.875%, Due 1/15/2015	1,000	1,051

See accompanying notes

American Beacon Short-Term Bond FundSM

Schedule of Investments

October 31, 2013

	Par Amount	Fair Value
	(000’s)	(000’s)
Utilities—1.07%
EDF S.A., 5.50%, Due 1/26/2014A	$1,000	$1,011
Pacific Gas & Electric Co., 6.25%, Due 12/1/2013	730	733

		1,744

Total Corporate Obligations (Cost $73,037)		73,637

ASSET-BACKED OBLIGATIONS - 24.75%
Ally Master Owner Trust, 0.804%, Due 5/15/2016, 2011-3 A1B	2,000	2,003
BMW Vehicle Lease Trust, 0.75%, Due 2/20/2015, 2012-1 A3	2,124	2,126
Capital Auto Receivables Asset Trust 2013-2, 0.92%, Due 9/20/2016, 2013-2 A2	3,500	3,506
Chrysler Capital Auto ReceivablesTrust, 0.91%, Due 4/16/2018, 2013-AA A3A	2,000	2,002
Ford Credit Auto Owner Trust, 0.84%, Due 8/15/2016, 2012-1A A3	1,486	1,489
Ford Credit Floorplan Master Owner Trust, 0.85%, Due 1/15/2018, 2013-1 A1	3,000	2,998
GE Dealer Floorplan Master Note Trust, 0.773%, Due 7/20/2016, 2011-1 AB	2,500	2,505
GE Equipment Small Ticket LLC, 1.45%, Due 1/21/2018, 2011-1A A3A C	148	149
GE Equipment Transportation LLC, 0.62%, Due 7/25/2016, 2012-2 A3C	2,500	2,499
Golden Credit Card Trust, 0.636%, Due 9/15/2018, 2013-2A AA B	3,000	3,000
National Credit Union Administration,
0.624%, Due 1/8/2020, 2011 R1 1AB	4,967	4,951
0.574%, Due 2/6/2020, 2011 R2 1AB	1,326	1,332
0.574%, Due 3/11/2020, 2011 R3 1AB	4,994	4,997
1.84%, Due 10/7/2020, 2010-R1 2A	284	287
Nissan Master Owner Trust Receivables, 0.474%, Due 2/15/2018, 2013-A AB	3,500	3,496
Volkswagen Auto Loan Enhanced Trust,
0.87%, Due 7/20/2015, 2012 A A3	1,000	1,003
0.85%, Due 8/22/2016, 2012-1 A3	1,826	1,832

Total Asset-Backed Obligations (Cost $40,187)		40,175

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 11.92%
Banc of America Commercial Mortgage Trust, 5.633%, Due 4/10/2049, 2007-2 A2	66	67
GNR Project Loans,
1.864%, Due 8/16/2031, 2010-141 A	1,054	1,058
2.239%, Due 12/16/2031, 2011-1 A	757	760
2.45%, Due 7/16/2032, 2011-109 A	2,008	2,022
2.25%, Due 5/16/2033, 2011-92 A	2,204	2,217
2.25%, Due 8/16/2034, 2011-78 A	1,684	1,698
2.21%, Due 11/16/2034, 2011-16 A	1,416	1,423
1.692%, Due 11/16/2035, 2010-148 A	1,288	1,294
2.21%, Due 12/16/2035, 2011-31 A	1,862	1,877
2.782%, Due 6/16/2036, 2010-13 AD	974	995
3.069%, Due 6/16/2036, 2010-52 A	611	620
2.161%, Due 11/16/2036, 2011-96 AB	1,329	1,338
2.45%, Due 7/16/2038, 2011-49 A	2,186	2,219
2.989%, Due 3/16/2039, 2010-71 AC	434	439
3.210%, Due 10/16/2039, 2010-22 AB	345	350
JP Morgan Chase Commercial Mortgage Securities Corp., 3.853%, Due 6/15/2043, 2010-C1 A1A	928	963

Total Non-Agency Mortgage-Backed Obligations (Cost $19,343)		19,340

U.S. TREASURY OBLIGATIONS - 16.85%
2.125%, Due 11/30/2014	1,000	1,021
4.00%, Due 2/15/2015	2,000	2,097
0.25%, Due 3/31/2015	4,000	4,002
0.125%, Due 4/30/2015	4,000	3,994
0.25%, Due 7/15/2015	6,000	6,000
2.00%, Due 1/31/2016	2,000	2,073
1.75%, Due 5/31/2016	3,000	3,099
1.00%, Due 10/31/2016	5,000	5,058

Total U.S. Treasury Obligations (Cost $27,308)		27,344

See accompanying notes

American Beacon Short-Term Bond FundSM

Schedule of Investments

October 31, 2013

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 0.88% (Cost $1,430)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,429,636	$1,430

TOTAL INVESTMENTS - 99.77% (Cost $161,305)		161,926
OTHER ASSETS, NET OF LIABILITIES - 0.23%		387

TOTAL NET ASSETS - 100.00%		$162,313

Percentages are stated as a percent of net assets.

A	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $34,721 or 21.39% of net assets. The Fund has no right to demand registration of these securities.
B	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
C	Limited Liability Company.
D	Variable rate.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2013 (in thousands except share and per share amounts)

	High Yield Bond Fund	Retirement Income and Appreciation Fund		Intermediate Bond Fund		Short-Term Bond Fund
Assets:
Investments in unaffiliated securities, at fair value A	$205,252		$132,571		$341,495		$161,926
Cash	3		—		—		—
Receivable for investments sold	1,966		589		—		—
Dividends and interest receivable	3,752		815		2,155		483
Receivable for fund shares sold	967		143		4,553		116
Receivable for tax reclaims	16		4		8		1
Receivable for expense reimbursement (Note 2)	4		—		1		2
Prepaid expenses	17		17		23		21

Total assets	211,977		134,139		348,235		162,549

Liabilities:
Payable for investments purchased	2,606		416		5,591		—
Payable for fund shares redeemed	239		107		7		142
Dividends payable	27		1		—		1
Payable under excess expense reimbursement plan (Note 2)	—		9		—		—
Management and investment advisory fees payable	240		125		51		27
Administrative service and service fees payable	27		49		14		13
Transfer agent fees payable	3		1		4		12
Custody and fund accounting fees payable	9		4		7		3
Professional fees payable	32		29		26		30
Trustee fees payable	2		1		9		4
Payable for prospectus and shareholder reports	1		6		23		4
Other liabilities	1		1		1		—

Total liabilities	3,187		749		5,733		236

Net Assets	$208,790		$133,390		$342,502		$162,313

Analysis of Net Assets:
Paid-in-capital	205,518		120,917		333,520		170,270
Undistributed net investment income (loss)	154		110		2,002		(426)
Accumulated net realized gain (loss)	550		4,276		73		(8,152)
Unrealized appreciation of investments	2,568		8,087		6,907		621

Net assets	$208,790		$133,390		$342,502		$162,313

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	6,750,666		N/A		31,629,003		17,296,377

Y Class	215,158		54,315		16,949		134,549

Investor Class	816,976		11,616,544		163,307		861,316

A Class	104,188		75,805		39,181		260,992

C Class	199,781		170,572		68,547		99,115

AMR Class	14,339,544		N/A		N/A		N/A

Net assets (not in thousands):
Institutional Class	$62,836,353	$	N/A		$339,416,266		$150,508,693

Y Class	$2,005,216		$607,796		$182,514		$1,172,887

Investor Class	$7,608,753		$130,012,890		$1,749,389		$7,497,575

A Class	$971,277		$851,036		$419,576		$2,270,653

C Class	$1,858,323		$1,917,889		$734,309		$862,736

AMR Class	$133,510,143	$	N/A	$	N/A	$	N/A

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2013 (in thousands except share and per share amounts)

	High Yield Bond Fund	Retirement Income and Appreciation Fund		Intermediate Bond Fund		Short-Term Bond Fund
Net asset value, offering and redemption price per share:
Institutional Class	$9 .31		N/A		$10 .73		$8 .70

Y Class	$9 .32		$11 .19		$10 .77		$8 .72

Investor Class	$9 .31		$11 .19		$10 .71		$8 .70

A Class	$9 .32		$11 .23		$10 .71		$8 .70

A Class (offering price)	$9 .78		$11 .52		$11 .24		$8 .92

C Class	$9 .30		$11 .24		$10 .71		$8 .70

AMR Class	$9 .31	$	N/A	$	N/A	$	N/A

A Cost of investments in unaffiliated securities	$202,685		$124,484		$334,588		$161,305

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2013 (in thousands)

	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$138	$451	$1	$1
Interest income	12,154	3,627	9,556	2,205
Miscellaneous Income	66	—	—	1

Total investment income	12,358	4,078	9,557	2,207

Expenses:
Management and investment advisory fees (Note 2)	735	478	727	347
Administrative service fees (Note 2):
Institutional Class	160	—	178	79
Y Class	4	4	5	4
Investor Class	24	435	12	32
A Class	4	8	2	9
C Class	9	8	4	2
AMR Class	53	—	—	—
Transfer agent fees:
Institutional Class	28	—	17	26
Y Class	1	—	—	—
Investor Class	3	8	2	4
C Class	—	1	1	—
AMR Class	4	—	—	—
Custody and fund accounting fees	48	26	49	25
Professional fees	54	48	49	52
Registration fees and expenses	62	61	66	71
Service fees (Note 2):
Y Class	1	1	2	1
Investor Class	20	543	10	27
A Class	1	3	1	4
C Class	3	3	2	1
Distribution fees (Note 2):
A Class	2	5	1	6
C Class	21	20	10	5
Prospectus and shareholder report expenses	35	9	49	26
Trustee fees	13	8	30	9
Other expenses	10	11	33	7

Total expenses	1,295	1,680	1,250	737

Net fees waived and expenses (reimbursed)/recouped by Manager (Note 2)	(21)	6	(6)	(21)

Net expenses	1,274	1,686	1,244	716

Net investment income	11,084	2,392	8,313	1,491

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	3,233	5,348	1,150	727
Change in net unrealized appreciation or (depreciation) of:
Investments	(16)	(3,139)	(14,948)	(1,288)

Net gain (loss) from investments	3,217	2,209	(13,798)	(561)

Net increase (decrease) in net assets resulting from operations	$14,301	$4,601	$(5,485)	$930

A Foreign taxes	$—	$1	$—	$—

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	High Yield Bond Fund		Retirement Income and Appreciation Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$11,084	$10,389	$2,392	$3,095
Net realized gain (loss) from investments	3,233	(160)	5,348	1,443
Change in net unrealized appreciation or (depreciation) from investments	(16)	5,699	(3,139)	4,158

Net increase in net assets resulting from operations	14,301	15,928	4,601	8,696

Distributions to Shareholders:
Net investment income:
Institutional Class	(3,331)	(3,258)	—	—
Y Class	(72)	(5)	(34)	(35)
Investor Class	(489)	(611)	(3,039)	(3,447)
A Class	(57)	(26)	(40)	(24)
C Class	(114)	(91)	(21)	(22)
AMR Class	(7,002)	(6,414)	—	—
Net realized gain from investments:
Y Class	—	—	(14)	(4)
Investor Class	—	—	(969)	(745)
A Class	—	—	(8)	(5)
C Class	—	—	(12)	(9)

Net distributions to shareholders	(11,065)	(10,405)	(4,137)	(4,291)

Net increase (decrease) in net assets from capital share transactions	65,191	12,358	(36,304)	14,514

Net increase (decrease) in net assets	68,427	17,881	(35,840)	18,919

Net Assets:
Beginning of period	140,363	122,482	169,230	150,311

End of Period *	$208,790	$140,363	$133,390	$169,230

* Includes undistributed net investment income (loss) of	$154	$135	$110	$(248)

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Intermediate Bond Fund		Short-Term Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,313	$9,894	$1,491	$2,585
Net realized gain from investments	1,150	7,693	727	281
Change in net unrealized appreciation or (depreciation) from investments	(14,948)	8,819	(1,288)	1,785

Net increase (decrease) in net assets resulting from operations	(5,485)	26,406	930	4,651

Distributions to Shareholders:
Net investment income:
Institutional Class	(9,213)	(10,971)	(2,250)	(2,943)
Y Class	(40)	(2)	(14)	(5)
Investor Class	(83)	(218)	(116)	(273)
A Class	(11)	(17)	(21)	(49)
C Class	(11)	(8)	(1)	(3)
Net realized gain from investments:
Institutional Class	(4,740)	(2,259)	—	—
Y Class	(55)	—	—	—
Investor Class	(75)	(16)	—	—
A Class	(7)	(3)	—	—
C Class	(14)	(2)	—	—

Net distributions to shareholders	(14,249)	(13,496)	(2,402)	(3,273)

Net increase (decrease) in net assets from capital share transactions	(39,485)	108,918	(71,563)	48,333

Net increase (decrease) in net assets	(59,219)	121,828	(73,035)	49,711

Net Assets:
Beginning of period	401,721	279,893	235,348	185,637

End of Period *	$342,502	$401,721	$162,313	$235,348

* Includes undistributed net investment income (loss) of	$2,002	$478	$(426)	$(510)

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-seven Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon High Yield Bond Fund, the American Beacon Retirement Income and Appreciation Fund, the American Beacon Intermediate Bond Fund, and the American Beacon Short-Term Bond Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds believe the adoption of these ASUs will not have a material impact on its financial statement disclosures.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and fund management. Investment assets of the High Yield Bond, Retirement Income and Appreciation, and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the High Yield Bond and Retirement Income and Appreciation Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of 0.20% of the average daily net assets of the Intermediate Bond Fund and pays a portion of its fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager is one of the investment advisors of the Retirement Income and Appreciation Fund and receives an annualized fee of 0.15% on the portion of assets managed by the Manager. The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Management fees paid during the year ended October 31, 2013 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
High Yield Bond	0.43%	735	649	86
Retirement Income and Appreciation	0.32%	478	402	76
Intermediate Bond	0.20%	727	294	433
Short-Term Bond	0.20%	347	—	347

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of each Fund, 0.40% of the average daily net assets of the A and C Classes of each Fund, and 0.05% of the average daily net assets of the AMR Class, except for the Institutional Class of the Intermediate and Short-Term Bond Funds from which the Manager receives a fee of 0.05% of average daily net assets.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of each A Class and 1.00% of the average daily net assets of each C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of each Fund.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from or lend to other participating Funds. During the year ended October 31, 2013, the High Yield Bond Fund borrowed $2,173,597 for one day at 0.73% with interest charges of $43, the Retirement Income and Appreciation Fund borrowed on average $1,213,623 for nine days at an average rate of 0.80% with total interest charges of $238 and the Short-Term Bond Fund loaned on average $776,094 for 33 days at an average rate of 0.77% with interest charges of $530. These amounts are included as interest income on the Statements of Operations.

Expense Reimbursement Plan

The Manager voluntarily and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded the Fund’s expense cap. For the period ended October 31, 2013, the Manager reimbursed expenses as follows:

		Expense Caps		Reimbursed
Fund	Class	11/1/12 to 2/28/13	3/1/13 to 10/31/13	(Recouped) Expenses	Expiration of Reimbursements
High Yield Bond	Institutional[1]	0.93%	0.93%	$8,827	2016
High Yield Bond	Y	0.98%	0.98%	474	2016
High Yield Bond	Investor	N/A	1.09%	3,592	2016
High Yield Bond	A	1.12%	1.12%	2,477	2016
High Yield Bond	C	1.87%	1.87%	5,380	2016
Retirement Income and Appreciation	Y	0.80%	0.80%	401	2016
Retirement Income and Appreciation	Investor[2]	1.12%	N/A	(8,500)	2016
Retirement Income and Appreciation	A	1.14%	1.14%	1,903	2016
Retirement Income and Appreciation	C	1.96%	1.96%	695	2016
Intermediate Bond	Y	0.65%	0.65%	367	2016
Intermediate Bond	Investor	0.79%	0.79%	3,110	2016
Intermediate Bond	A	0.99%	0.99%	639	2016
Intermediate Bond	C	1.74%	1.74%	2,032	2016
Short-Term Bond	Y	0.64%	0.64%	1,109	2016
Short-Term Bond	Investor	0.79%	0.79%	11,472	2016
Short-Term Bond	A	0.85%	0.85%	6,530	2016
Short Term Bond	C	1.60%	1.60%	1,576	2016

[1]	Voluntary reimbursement.
[2]	Expense recoupment.

Of these amounts, $3,546, $585, and $1,736 were a receivable from the Manager at October 31, 2013 for the High Yield Bond, Intermediate Bond, and Short-Term Bond Funds, respectively and $8,807 was payable to the Manager from the Retirement Income and Appreciation Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
High Yield Bond	$—	$5,574	2014
High Yield Bond	—	7,197	2015
Retirement Income and Appreciation	—	9,426	2014
Retirement Income and Appreciation	8,500	3,661	2015
Intermediate Bond	—	3,532	2014
Intermediate Bond	—	7,592	2015
Short-Term Bond	—	47,110	2014
Short-Term Bond	—	29,140	2015

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

The Manager recouped $8,500 of excess carryover expenses expiring in 2015 from the Investor Class of the Retirement Income and Appreciation Fund during the year ended October 31, 2013. The Funds did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2013, Foreside has collected $1,811, $77, $1, and $181 for the High Yield Bond, Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds, respectively from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares of the Retirement Income and Appreciation and Short-Term Bond Funds on certain purchases of $250,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. A CDSC of 0.50% will be deducted with respect to Class A Shares of the High Yield Bond and Intermediate Bond Funds on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2013 there were no CDSC fees collected on Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2013, $188, $0, $295, and $813 in CDSC fees were collected for the High Yield Bond, Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities include fixed-income securities that are valued using observable inputs as stated above.

Level 3 – Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of October 31, 2013, the investments were classified as described below (in thousands):

High Yield Bond Fund*	Level 1	Level 2	Level 3	Total
Common Stocks	$262	$—	$127	$389
Rights	—	182	—	182
Convertible Preferred Stock	—	—	45	45
Preferred Stocks	382	—	—	382
Convertible Obligations	—	1,165	—	1,165
Corporate Obligations	—	194,001	—	194,001
Foreign Government Obligations	—	148	—	148
Short-Term Investments – Money Markets	8,940	—	—	8,940

Total Investments in Securities	$9,584	$195,496	$172	$205,252

Retirement Income and Appreciation Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$4,443	$—	$—	$4,443
Preferred Stock	4,807	917	—	5,724
Convertible Obligations	—	22,086	—	22,086
Corporate Obligations	—	44,801	—	44,801
Foreign Government Obligations	—	544	—	544
Asset-Backed Obligations	—	7,447	—	7,447
Non-Agency Mortgage-Backed Obligations	—	16,029	—	16,029
U.S. Agency Mortgage-Backed Obligations	—	11,871	—	11,871
U.S. Treasury Obligations	—	18,155	—	18,155
Short-Term Investments – Money Markets	1,471	—	—	1,471

Total Investments in Securities	$10,721	$121,850	$—	$132,571

Intermediate Bond Fund*	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$147,125	$—	$147,125
Foreign Government Obligations	—	1,830	—	1,830
Asset-Backed Obligations	—	15,848	—	15,848
Non-Agency Mortgage-Backed Obligations	—	29,394	—	29,394
U.S. Agency Mortgage-Backed Obligations	—	66,083	—	66,083
U.S. Treasury Obligations	—	66,488	—	66,488
Short-Term Investments – Money Markets	14,727	—	—	14,727

Total Investments in Securities	$14,727	$326,768	$—	$341,495

Short-Term Bond Fund*	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$73,637	$—	$73,637
Asset-Backed Obligations	—	40,175	—	40,175
Non-Agency Mortgage-Backed Obligations	—	19,340	—	19,340
U.S. Treasury Obligations	—	27,344	—	27,344
Short-Term Investments – Money Markets	1,430	—	—	1,430

Total Investments in Securities	$1,430	$160,496	$—	$161,926

*	Refer to the Schedules of Investments for Sector and Industry information.

As of October 31, 2013, there were no transfers between levels for the Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds. The High Yield Bond Fund transferred $8 from Level 2 to Level 1 (in thousands).

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

The following is a reconciliation of Level 3 assets of the High Yield Bond Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period (in thousands):

	Common Stocks	Rights	Preferred Stocks	Convertible Preferred Stocks	Convertible Obligations	Corporate Obligations	Foreign Government Obligations	Short Term Investments	Totals
Balance as of October 31, 2012	$—	$—	$—	$—	$—	$—	$—	$—	$—
Realized gain (loss)	—	—	—	—	—	—	—	—	—
Change in unrealized appreciation or (depreciation)	(160)	—	(23)	—	—	—	—	—	(183)
Purchases	287	—	68	—	—	—	—	—	355
Sales	—	—	—	—	—	—	—	—	—
Transfer into Level 3	—	—	—	—	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—	—	—	—	—

Balance as of October 31, 2013	127	—	45	—	—	—	—	—	172

Change in unrealized at period end*	$(160)	$—	$(23)	$—	$—	$—	$—	$—	$(183)

	Common Stocks	Common Stocks	Convertible Preferred Stock
Ending Balance as of 10/31/2013	$ 106	$ 21	$ 45
Valuation Technique	Mean of bid/ask quote	Indicative bid quote	Indicative bid quote
Unobservable Inputs	Broker Quote	Broker Quote	Broker Quote
Input Value(s)	$88.50	$925	$925

*	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statements of Operations.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund’s Statement of Operations.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The High Yield Bond Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Payment In-Kind Securities

Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended October 31, 2013 are disclosed in the Notes to the Schedules of Investments.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

The tax character of distributions paid were as follows (in thousands):

	High Yield Bond		Retirement Income and Appreciation
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$3,331	$3,258	$—	$—
Y Class	72	5	34	35
Investor Class	489	611	3,039	3,447
A Class	57	26	40	24
C Class	114	91	21	22
AMR Class	7,002	6,414	—	—
Long-Term Capital Gains
Institutional Class	—	—	—	—
Y Class	—	—	14	4
Investor Class	—	—	969	745
A Class	—	—	8	5
C Class	—	—	12	9
AMR Class	—	—	—	—

Total distributions paid	$11,065	$10,405	$4,137	$4,291

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

	Intermediate Bond		Short-Term Bond
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$11,487	$10,971	$2,250	$2,943
Y Class	66	2	14	5
Investor Class	119	218	116	273
A Class	14	17	21	49
C Class	18	8	1	3
Long-Term Capital Gains
Institutional Class	2,466	2,259	—	—
Y Class	29	—	—	—
Investor Class	39	16	—	—
A Class	4	3	—	—
C Class	7	2	—	—

Total distributions paid	$14,249	$13,496	$2,402	$3,273

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Cost basis of investments for federal income tax purposes	$203,384	$125,832	$336,564	$162,177
Unrealized appreciation	7,158	8,188	9,388	602
Unrealized depreciation	(5,290)	(1,449)	(4,457)	(853)

Net unrealized appreciation	1,868	6,739	4,931	(251)
Undistributed ordinary income	702	2,702	3,599	447
Accumulated long-term gain or (loss)	728	3,033	451	(8,152)
Other temporary differences	(26)	(1)	1	(1)

Distributable earnings or(deficits)	$3,272	$12,473	$8,982	$(7,957)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, book amortization for premiums and income adjustments associated with contingent payment debt instruments.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses as of October 31, 2013 (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Paid-in-capital	$(1)	$(31)	$—	$—
Undistributed net investment income	—	1,100	2,569	995
Accumulated net realized gain (loss)	—	(1,068)	(2,568)	(995)
Unrealized appreciation or (depreciation) of investments	1	(1)	(1)	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Capital losses incurred that will be carried forward under the provisions of the Act for the year October 31, 2013 were as follows (in thousands):

	Loss Carryforward Character
Fund	Short-Term	Long Term	Total
Short-Term Bond	$81	$392	$473

As of October 31, 2013 the capital loss carryforward positions prior to the provisions of the Act that may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first, were as follows (in thousands):

Fund	2014	2015	2016	2017	Total
Short-Term Bond	$2,015	$467	$5,198	$—	$7,680

The High Yield Bond Fund utilized $205 of long-term losses and the Short-Term Bond Fund utilized $19 of short term losses under the provisions of the Act. The High Yield Bond Fund utilized $1,970 of loss carryforward positions occurring prior to the provisions of the Act.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, other than short-term obligations, for the year ended October 31, 2013 were as follows (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Purchases (excluding U.S. government securities)	$197,501	$78,092	$177,718	$174,886
Sales and maturities (excluding U.S. government securities)	133,737	113,751	220,926	178,851
Purchases of U.S. government securities	—	31,651	99,577	107,517
Sales and maturities of U.S. government securities	—	35,774	86,961	87,975

7. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Year Ended October 31, 2013

	Institutional Class		Y Class		Investor Class
High Yield Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,942	$27,146	259	$2,378	290	$2,667
Redemption Fees	—	16	—	1	—	2
Reinvestment of dividends	338	3,118	3	30	44	409
Shares redeemed	(1,149)	(10,615)	(95)	(882)	(498)	(4,593)

Net increase (decrease) in shares outstanding	2,131	$19,665	167	$1,527	(164)	$(1,515)

	A Class		C Class		AMR Class
High Yield Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	75	$692	78	$719	10,040	$92,791
Redemption Fees	—	—	—	1	—	32
Reinvestment of dividends	5	46	7	68	758	7,002
Shares redeemed	(50)	(463)	(134)	(1,237)	(5,914)	(54,137)

Net increase (decrease) in shares outstanding	30	$275	(49)	$(449)	4,884	$45,688

	Total
High Yield Bond Fund	Shares	Amount
Shares sold	13,684	$126,393
Redemption Fees	—	52
Reinvestment of dividends	1,155	10,673
Shares redeemed	(7,840)	(71,927)

Net increase (decrease) in shares outstanding	6,999	$65,191

	Y Class		Investor Class		A Class
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	43	$476	1,930	$21,371	590	$6,551
Reinvestment of dividends	4	47	361	3,992	4	45
Shares redeemed	(198)	(2,196)	(5,373)	(59,482)	(630)	(7,038)

Net (decrease) in shares outstanding	(151)	$(1,673)	(3,082)	$(34,119)	(36)	$(442)

	C Class		Total
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount
Shares sold	20	$223	2,583	$28,621
Reinvestment of dividends	3	27	372	4,111
Shares redeemed	(29)	(320)	(6,230)	(69,036)

Net (decrease) in shares outstanding	(6)	$(70)	(3,275)	$(36,304)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

	Institutional Class		Y Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,814	$128,547	440	$4,951	100	$1,109
Reinvestment of dividends	1,274	13,948	—	3	13	140
Shares redeemed	(15,949)	(172,224)	(433)	(4,809)	(929)	(10,282)

Net increase (decrease) in shares outstanding	(2,861)	$(29,729)	7	$145	(816)	$(9,033)

	A Class		C Class		Total
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4	$40	4	$39	12,362	$134,686
Reinvestment of dividends	1	9	2	19	1,290	14,119
Shares redeemed	(31)	(336)	(59)	(639)	(17,401)	(188,290)

Net (decrease) in shares outstanding	(26)	$(287)	(53)	$(581)	(3,749)	$(39,485)

	Institutional Class		Y Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,396	$90,945	302	$2,652	264	$2,313
Reinvestment of dividends	257	2,247	1	7	12	106
Shares redeemed	(18,129)	(158,900)	(199)	(1,746)	(1,030)	(9,019)

Net increase (decrease) in shares outstanding	(7,476)	$(65,708)	104	$913	(754)	$(6,600)

	A Class		C Class		Total
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	133	$1,161	88	$770	11,183	$97,841
Reinvestment of dividends	1	8	—	1	271	2,369
Shares redeemed	(209)	(1,827)	(32)	(281)	(19,599)	(171,773)

Net increase (decrease) in shares outstanding	(75)	$(658)	56	$490	(8,145)	$(71,563)

For the Year Ended October 31, 2012
	Institutional Class		Y Class		Investor Class
High Yield Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,461	$12,916	50	$459	572	$5,059
Redemption Fees	—	16	—	—	—	3
Reinvestment of dividends	322	2,850	1	4	51	448
Shares redeemed	(1,898)	(16,860)	(4)	(37)	(512)	(4,470)

Net increase (decrease) in shares outstanding	(115)	$(1,078)	47	$426	111	$1,040

	A Class		C Class		AMR Class
High Yield Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63	$562	222	$1,945	4,952	$43,887
Redemption Fees	—	—	—	—	—	28
Reinvestment of dividends	2	18	4	37	725	6,414
Shares redeemed	(4)	(37)	(24)	(205)	(4,666)	(40,679)

Net increase in shares outstanding	61	$543	202	$1,777	1,011	$9,650

	Total
High Yield Bond Fund	Shares	Amount
Shares sold	7,320	$64,828
Redemption Fees	—	47
Reinvestment of dividends	1,105	9,771
Shares redeemed	(7,108)	(62,288)

Net increase in shares outstanding	1,317	$12,358

American Beacon FundsSM

Notes to Financial Statements

October 31, 2013

	Y Class		Investor Class		A Class
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	204	$2,217	3,449	$37,658	60	$648
Reinvestment of dividends	4	38	385	4,169	2	26
Shares redeemed	(52)	(571)	(2,740)	(29,774)	(21)	(232)

Net increase in shares outstanding	156	$1,684	1,094	$12,053	41	$442

	C Class		Total
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount
Shares sold	40	$434	3,753	$40,957
Reinvestment of dividends	3	27	394	4,260
Shares redeemed	(12)	(126)	(2,825)	(30,703)

Net increase in shares outstanding	31	$335	1,322	$14,514

	Institutional Class		Y Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	42,148	$463,192	7	$77	1,267	$13,949
Reinvestment of dividends	1,196	13,226	—	2	15	165
Shares redeemed	(33,908)	(375,696)	(2)	(27)	(643)	(7,161)

Net increase in shares outstanding	9,436	$100,722	5	$52	639	$6,953

	A Class		C Class		Total
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	95	$1,037	97	$1,080	43,614	$479,335
Reinvestment of dividends	1	8	1	6	1,213	13,407
Shares redeemed	(84)	(917)	(2)	(23)	(34,639)	(383,824)

Net increase in shares outstanding	12	$128	96	$1,063	10,188	$108,918

	Institutional Class		Y Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,980	$104,985	7	$59	740	$6,452
Reinvestment of dividends	336	2,936	1	5	29	250
Shares redeemed	(5,553)	(48,539)	(16)	(137)	(1,969)	(17,178)

Net increase (decrease) in shares outstanding	6,763	$59,382	(8)	$(73)	(1,200)	$(10,476)

	A Class		C Class		Total
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	102	$890	8	$72	12,837	$112,458
Reinvestment of dividends	2	19	—	2	368	3,212
Shares redeemed	(161)	(1,411)	(8)	(72)	(7,707)	(67,337)

Net increase (decrease) in shares outstanding	(57)	$(502)	—	$2	5,498	$48,333)

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class										Y Class
	Year Ended October 31,										Year Ended October 31,						March 1 to Oct. 31, 2010
	2013		2012		2011A		2010		2009		2013		2012		2011A
Net asset value, beginning of period	$9.10		$8.68		$9.05		$8.42		$6.77		$9.12		$8.69		$9.06		$8.63

Income from investment operations:
Net investment income	0.58		0.67		0.71		0.75		0.79		0.58		0.64		0.68		0.50
Net gains (losses) from investments (both realized and unrealized)	0.21		0.42		(0.37)		0.63		1.66		0.20		0.43		(0.37)		0.43

Total income from investment operations	0.79		1.09		0.34		1.38		2.45		0.78		1.07		0.31		0.93

Less distributions:
Dividends from net investment income	(0.58)		(0.67)		(0.71)		(0.75)		(0.80)		(0.58)		(0.64)		(0.68)		(0.50)
Distributions from net realized gains on securities	—				—		—		—		—				—		—

Total distributions	(0.58)		(0.67)		(0.71)		(0.75)		(0.80)		(0.58)		(0.64)		(0.68)		(0.50)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.31		$9.10		$8.68		$9.05		$8.42		$9.32		$9.12		$8.69		$9.06

Total return C	8.94%		13.12%		3.79%		17.17%		39.06%		8.74%		12.74%		3.36%		11.17	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$62,836		$42,026		$41,093		$41,459		$47,254		$2,005		$437		$11		$1
Ratios to average net assets:
Expenses, before reimbursements	0.91%		0.93%		0.88%		0.79%		0.79%		1.02%		1.13%		27.02%		0.82	%E
Expenses, net of reimbursements	0.89%		0.93%		0.88%		0.79%		0.79%		0.98%		1.01%		1.61%		0.82	%E
Net investment income (loss), before reimbursements	6.25%		7.61%		7.90%		8.69%		11.46%		6.06%		7.08%		(18.29)%		8.53	%E
Net investment income, net of reimbursements	6.26%		7.62%		7.90%		8.69%		11.46%		6.10%		7.20%		7.11%		8.53	%E
Portfolio turnover rate	82%		100%		149%		176%		212%		82%		100%		149%		176	%F

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class										A Class								C Class
Year Ended October 31,										Year Ended October 31,						May 17 to Oct. 31,		Year Ended October 31,						Sept. 1 to Oct. 31,
2013		2012		2011A		2010		2009		2013		2012		2011A		2010		2013		2012		2011A		2010
$9.10		$8.68		$9.06		$8.42		$6.77		$9.11		$8.69		$9.08		$8.67		$9.09		$8.67		$9.05		$8.68

0.56		0.65		0.69		0.73		0.78		0.56		0.66		0.69		0.32		0.49		0.59		0.63		0.09
0.21		0.42		(0.38)		0.64		1.65		0.21		0.42		(0.39)		0.41		0.21		0.42		(0.39)		0.37

0.77		1.07		0.31		1.37		2.43		0.77		1.08		0.30		0.73		0.70		1.01		0.24		0.46

(0.56)		(0.65)		(0.69)		(0.73)		(0.78)		(0.56)		(0.66)		(0.69)		(0.32)		(0.49)		(0.59)		(0.62)		(0.09)
—				—		—		—		—				—		—		—				—		—

(0.56)		(0.65)		(0.69)		(0.73)		(0.78)		(0.56)		(0.66)		(0.69)		(0.32)		(0.49)		(0.59)		(0.62)		(0.09)

0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

$9.31		$9.10		$8.68		$9.06		$8.42		$9.32		$9.11		$8.69		$9.08		$9.30		$9.09		$8.67		$9.05

8.73%		12.86%		3.41%		17.00%		38.70%		8.72%		12.88%		3.31%		8.66	%D	7.90%		12.06%		2.67%		5.31	%D

$7,609		$8,930		$7,560		$54,142		$90,736		$972		$678		$117		$40		$1,858		$2,262		$403		$37

1.13%		1.16%		1.09%		1.04%		1.01%		1.38%		1.46%		3.93%		1.30	%E	2.12%		2.16%		3.15%		2.29	%E
1.09%		1.16%		1.09%		1.04%		1.01%		1.12%		1.11%		1.11%		1.12	%E	1.87%		1.86%		1.85%		1.87	%E
6.08%		7.37%		7.75%		8.48%		9.36%		5.78%		6.97%		4.74%		6.93	%E	5.11%		6.29%		5.53%		4.97	%E
6.12%		7.37%		7.75%		8.48%		9.36%		6.04%		7.32%		7.56%		7.11	%E	5.36%		6.60%		6.82%		5.40	%E
82%		100%		149%		176%		212%		82%		100%		149%		176	%F	82%		100%		149%		176	%F

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	AMR Class
	Year Ended October 31,
	2013		2012		2011A		2010		2009
Net asset value, beginning of period	$9.10		$8.68		$9.06		$8.42		$6.77

Income from investment operations:
Net investment income	0.61		0.70		0.74		0.78		0.81
Net gains (losses) from investments (both realized and unrealized)	0.21		0.42		(0.38)		0.63		1.65

Total income from investment operations	0.82		1.12		0.36		1.41		2.46

Less distributions:
Dividends from net investment income	(0.61)		(0.70)		(0.74)		(0.77)		(0.81)
Distributions from net realized gains on securities	—				—		—		—

Total distributions	(0.61)		(0.70)		(0.74)		(0.77)		(0.81)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.31		$9.10		$8.68		$9.06		$8.42

Total return C	9.25%		13.46%		3.96%		17.59%		39.41%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$133,510		$86,030		$73,298		$89,992		$92,659
Ratios to average net assets:
Expenses, before reimbursements	0.61%		0.62%		0.60%		0.54%		0.53%
Expenses, net of reimbursements	0.61%		0.62%		0.60%		0.54%		0.53%
Net investment income (loss), before reimbursements	6.55%		7.91%		8.18%		8.91%		10.34%
Net investment income, net of reimbursements	6.55%		7.91%		8.18%		8.91%		10.34%
Portfolio turnover rate	82%		100%		149%		176%		212%

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

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American Beacon Retirement Income and Appreciation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,			March 1 to Oct. 31, 2010
	2013	2012	2011
Net asset value, beginning of period	$11.14	$10.83	$10.80	$10.31

Income from investment operations:
Net investment income	0.06	0.28	0.26	0.20
Net gains from investments (both realized and unrealized)	0.32	0.37	0.05	0.49

Total income from investment operations	0.38	0.65	0.31	0.69

Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.28)	(0.20)
Distributions from net realized gains on securities	(0.07)	(0.06)	—	—
Return of capital	—	—	—	—

Total distributions	(0.33)	(0.34)	(0.28)	(0.20)

Net asset value, end of period	$11.19	$11.14	$10.83	$10.80

Total return A	3.43%	6.10%	2.96%	6.78	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$608	$2,287	$539	$367
Ratios to average net assets:
Expenses, before reimbursements	0.83%	0.87%	1.80%	0.80	%C
Expenses, net of reimbursements	0.80%	0.81%	0.84%	0.80	%C
Net investment income, before reimbursements	1.95%	2.20%	1.45%	2.74	%C
Net investment income, net of reimbursements	1.99%	2.26%	2.41%	2.74	%C
Portfolio turnover rate	53%	42%	54%	51	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
E	The tax return of capital is based upon shares at the time of this distribution. Amounts are less than $0.01 per share.

American Beacon Retirement Income and Appreciation FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class						A Class					C Class
Year Ended October 31,						Year Ended October 31,			May 17 to Oct. 31,		Year Ended October 31,			Sept. 1 to Oct. 31,
2013	2012	2011	2010	2009		2013	2012	2011	2010		2013	2012	2011	2010
$11.14	$10.84	$10.81	$10.25	$8.80		$11.17	$10.85	$10.81	$10.37		$11.17	$10.85	$10.82	$10.61

0.10	0.24	0.27	0.36	0.32		0.12	0.22	0.23	0.13		0.08	0.13	0.15	0.03
0.25	0.37	0.02	0.51	1.53		0.23	0.39	0.05	0.44		0.18	0.39	0.04	0.20

0.35	0.61	0.29	0.87	1.85		0.35	0.61	0.28	0.57		0.26	0.52	0.19	0.23

(0.23)	(0.25)	(0.26)	(0.31)	(0.40)		(0.22)	(0.23)	(0.24)	(0.13)		(0.12)	(0.14)	(0.16)	(0.02)
(0.07)	(0.06)	—	—	—		(0.07)	(0.06)	—	—		(0.07)	(0.06)	—	—
—	—	—	—	—	E	—	—	—	—		—	—	—	—

(0.30)	(0.31)	(0.26)	(0.31)	(0.40)		(0.29)	(0.29)	(0.24)	(0.13)		(0.19)	(0.20)	(0.16)	(0.02)

$11.19	$11.14	$10.84	$10.81	$10.25		$11.23	$11.17	$10.85	$10.81		$11.24	$11.17	$10.85	$10.82

3.14%	5.75%	2.71%	8.60%	21.50%		3.18%	5.78%	2.61%	5.52	%B	2.28%	4.87%	1.75%	2.19	%B

$130,013	$163,713	$147,415	$126,022	$93,727		$851	$1,253	$770	$166		$1,918	$1,977	$1,587	$1,035

1.11%	1.12%	1.10%	1.08%	1.01%		1.23%	1.28%	2.00%	1.20	%C	1.99%	2.04%	1.99%	2.33	%C
1.11%	1.12%	1.10%	1.08%	1.01%		1.14%	1.14%	1.15%	1.14	%C	1.96%	1.97%	1.94%	1.96	%C
1.61%	1.98%	2.15%	2.79%	3.86%		1.48%	1.82%	1.21%	2.03	%C	0.71%	1.06%	1.25%	1.40	%C
1.60%	1.98%	2.15%	2.79%	3.86%		1.57%	1.95%	2.06%	2.10	%C	0.75%	1.13%	1.30%	1.77	%C
53%	42%	54%	51%	53%		53%	42%	54%	51	%D	53%	42%	54%	51	%D

American Beacon Intermediate Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,			March 1 to Oct. 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010
Net asset value, beginning of period	$11.26	$10.99	$11.10	$10.69	$9.61	$11.31	$11.03	$11.10	$10.69

Income from investment operations:
Net investment income (loss)	0.24	0.27	0.33	0.39	0.46	(0.04)	0.26	0.27	0.23
Net gains (losses) from investments (both realized and unrealized)	(0.36)	0.34	0.10	0.40	1.07	(0.12)	0.32	0.17	0.41

Total income (loss) from investment operations	(0.12)	0.61	0.43	0.79	1.53	(0.16)	0.58	0.44	0.64

Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.35)	(0.38)	(0.45)	(0.25)	(0.25)	(0.32)	(0.23)
Distributions from net realized gains on securities	(0.13)	(0.05)	(0.19)	—	—	(0.13)	(0.05)	(0.19)	—

Total distributions	(0.41)	(0.34)	(0.54)	(0.38)	(0.45)	(0.38)	(0.30)	(0.51)	(0.23)

Net asset value, end of period	$10.73	$11.26	$10.99	$11.10	$10.69	$10.77	$11.31	$11.03	$11.10

Total return A	(1.04)%	5.59%	4.11%	7.56%	16.17%	(1.42)%	5.34%	4.19%	6.03	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$339,416	$388,491	$275,234	$290,734	$210,983	$183	$113	$60	$382
Ratios to average net assets:
Expenses, before reimbursements	0.33%	0.33%	0.35%	0.33%	0.32%	0.67%	0.99%	0.73%	0.67	%C
Expenses, net of reimbursements	0.33%	0.33%	0.35%	0.33%	0.32%	0.65%	0.64%	0.65%	0.64	%C
Net investment income, before reimbursements	2.30%	2.25%	3.12%	3.39%	4.31%	1.91%	1.65%	2.74%	2.58	%C
Net investment income, net of reimbursements	2.30%	2.25%	3.12%	3.39%	4.32%	1.93%	2.00%	2.82%	2.60	%C
Portfolio turnover rate	50%	144%	75%	96%	157%	50%	144%	75%	96	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
E	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

American Beacon Intermediate Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class						A Class					C Class
Year Ended October 31,				March 2 to Oct. 31,		Year Ended October 31,			May 17 to Oct. 31,		Year Ended October 31,			Sept. 1 to Oct. 31,
2013	2012	2011	2010	2009		2013	2012	2011	2010		2013	2012	2011	2010
$11.25	$10.97	$11.08	$10.68	$10.14		$11.24	$10.96	$11.07	$10.74		$11.25	$10.97	$11.08	$11.05

(0.04)	0.22	0.29	0.33	0.27		0.14	0.18	0.28	0.13		0.07	0.13	0.19	0.03
(0.14)	0.35	0.10	0.41	0.54		(0.33)	0.36	0.09	0.33		(0.35)	0.33	0.10	0.03

(0.18)	0.57	0.39	0.74	0.81		(0.19)	0.54	0.37	0.46		(0.28)	0.46	0.29	0.06

(0.23)	(0.24)	(0.31)	(0.34)	(0.27)		(0.21)	(0.21)	(0.29)	(0.13)		(0.13)	(0.13)	(0.21)	(0.03)
(0.13)	(0.05)	(0.19)	—	—		(0.13)	(0.05)	(0.19)	—		(0.13)	(0.05)	(0.19)	—

(0.36)	(0.29)	(0.50)	(0.34)	(0.27)		(0.34)	(0.26)	(0.48)	(0.13)		(0.26)	(0.18)	(0.40)	(0.03)

$10.71	$11.25	$10.97	$11.08	$10.68		$10.71	$11.24	$10.96	$11.07		$10.71	$11.25	$10.97	$11.08

(1.58)%	5.20%	3.65%	7.01%	8.05	%B	(1.69)%	4.99%	3.45%	4.31	%B	(2.51)%	4.21%	2.70%	0.56	%B

$1,749	$11,011	$3,729	$3,829	$2,213		$420	$734	$584	$46		$734	$1,372	$286	$325

0.87%	0.84%	0.86%	0.83%	1.22	%C	1.11%	1.12%	1.13%	1.05	%C	1.94%	1.87%	1.86%	2.09	%C
0.79%	0.79%	0.79%	0.76%	0.81	%C	0.99%	0.99%	0.99%	0.95	%C	1.74%	1.73%	1.72%	1.74	%C
1.74%	1.80%	2.59%	2.88%	3.33	%C	1.52%	1.48%	2.31%	2.15	%C	0.69%	0.75%	1.61%	0.88	%C
1.82%	1.86%	2.66%	2.95%	3.74	%C	1.64%	1.61%	2.46%	2.25	%C	0.89%	0.89%	1.75%	1.23	%C
50%	144%	75%	96%	157	%E	50%	144%	75%	96	%D	50%	144%	75%	96	%D

American Beacon Short-Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class						Y Class
	Year Ended October 31,						Year Ended October 31,			March 1 to Oct. 31,
	2013	2012	2011	2010	2009		2013	2012	2011	2010
Net asset value, beginning of period	$8.78	$8.71	$8.89	$8.83	$8.58		$8.77	$8.73	$8.90	$8.84

Income from investment operations:
Net investment income (loss)	(0.09)	0.28	0.26	0.23	0.22	A	0.13	0.10	0.15	0.15
Net gains (losses) from investments (both realized and unrealized)	0.13	(0.05)	(0.25)	0.10	0.33		(0.08)	0.11	(0.15)	0.08

Total income (loss) from investment operations	0.04	0.23	0.01	0.33	0.55		0.05	0.21	0.00	0.23

Less distributions:
Dividends from net investment income	(0.12)	(0.16)	(0.19)	(0.27)	(0.30)		(0.10)	(0.17)	(0.17)	(0.17)
Distributions from net realized gains on securities	—	—	—	—	—		—	—	—	—

Total distributions	(0.12)	(0.16)	(0.19)	(0.27)	(0.30)		(0.10)	(0.17)	(0.17)	(0.17)

Net asset value, end of period	$8.70	$8.78	$8.71	$8.89	$8.83		$8.72	$8.77	$8.73	$8.90

Total return B	0.47%	2.72%	0.17%	3.78%	6.56%		0.56%	2.77%	0.04%	2.55	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$150,509	$217,545	$156,937	$131,314	$124,791		$1,173	$272	$344	$51
Ratios to average net assets:
Expenses, before reimbursements	0.38%	0.37%	0.37%	0.35%	0.33%		0.72%	0.72%	1.43%	0.65	%D
Expenses, net of reimbursements	0.38%	0.37%	0.37%	0.35%	0.33%		0.64%	0.64%	0.60%	0.64	%D
Net investment income (loss), before reimbursements	0.90%	1.50%	1.73%	2.27%	2.61%		0.58%	1.16%	0.57%	1.45	%D
Net investment income (loss), net of reimbursements	0.90%	1.50%	1.73%	2.27%	2.62%		0.66%	1.24%	1.40%	1.47	%D
Portfolio turnover rate	105%	18%	65%	60%	140%		105%	18%	65%	60	%E

A	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

American Beacon Short-Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class						A Class					C Class
Year Ended October 31,						Year Ended October 31,			May 17 to Oct. 31,		Year Ended October 31,			Sept. 1 to Oct. 31,
2013	2012	2011	2010	2009		2013	2012	2011	2010		2013	2012	2011	2010
$8.79	$8.72	$8.89	$8.84	$8.59		$8.78	$8.71	$8.89	$8.84		$8.79	$8.72	$8.90	$8.88

(0.58)	(0.19)	0.14	0.08	0.20	A	0.02	0.08	0.15	0.09		0.03	0.02	0.12	(0.04)
0.58	0.39	(0.15)	0.21	0.34		(0.02)	0.11	(0.18)	0.07		(0.10)	0.11	(0.21)	0.08

0.00	0.20	(0.01)	0.29	0.54		0.00	0.19	(0.03)	0.16		(0.07)	0.13	(0.09)	0.04

(0.09)	(0.13)	(0.16)	(0.24)	(0.29)		(0.08)	(0.12)	(0.15)	(0.11)		(0.02)	(0.06)	(0.09)	(0.02)
—	—	—	—	—		—	—	—	—		—	—	—	—

(0.09)	(0.13)	(0.16)	(0.24)	(0.29)		(0.08)	(0.12)	(0.15)	(0.11)		(0.02)	(0.06)	(0.09)	(0.02)

$8.70	$8.79	$8.72	$8.89	$8.84		$8.70	$8.78	$8.71	$8.89		$8.70	$8.79	$8.72	$8.90

0.03%	2.28%	(0.12)%	3.33%	6.34%		0.00%	2.22%	(0.33)%	1.78	%C	(0.85)%	1.46%	(1.00)%	0.48	%C

$7,497	$14,203	$24,557	$23,175	$30,402		$2,271	$2,951	$3,428	$44		$863	$377	$371	$1

0.90%	0.89%	0.90%	0.86%	0.85%		1.13%	1.12%	1.38%	1.02	%D	1.89%	1.90%	2.47%	2.28	%D
0.79%	0.79%	0.78%	0.67%	0.54%		0.85%	0.85%	0.84%	0.81	%D	1.60%	1.59%	1.55%	1.60	%D
0.39%	0.99%	1.18%	1.75%	1.89%		0.15%	0.75%	0.49%	0.49	%D	(0.65)%	(0.03)%	(0.43)%	(3.57	)%D
0.50%	1.09%	1.30%	1.94%	2.20%		0.43%	1.03%	1.03%	0.69	%D	(0.36)%	0.28%	0.49%	(2.88	)%D
105%	18%	65%	60%	140%		105%	18%	65%	60	%E	105%	18%	65%	60	%E

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	High Yield Bond	Retirement Income and Appreciation
Corporate Dividends Received Deduction	1.26%	4.93%
Qualified Dividend Income	1.36%	8.41%

Long-term capital gain distributions for the year ended October 31, 2013 were designated for the following Funds:

Retirement Income and Appreciation	$1,003,533
Intermediate Bond	2,543,250

The Intermediate Bond Fund made $3,847,081 in short-term capital gain distributions.

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials. For various reasons, a subadvisor may not have provided responses to each requested item. In these instances, the Board considered the materials that were received from such subadvisor. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the firm’s longer-term performance was materially below that of the peer group;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the firm’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and/or proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•	a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•	confirmation that the firm is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•	a discussion of whether, due to the firm’s trading activities on behalf of the Funds, the firm would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•	a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund and, as applicable, each subadvisor to a Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•	confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager and individual subadvisors with respect to their allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for each Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon High Yield Bond Fund

In considering the renewal of the Management Agreement for the American Beacon High Yield Bond Fund, the Trustees considered the following additional factors: (1) the American Beacon High Yield Bond Fund outperformed the Lipper performance universe median for the one- and three-year periods ended March 31, 2013, but underperformed for the five- and ten-year periods; (2) the Fund’s performance was equal to the Lipper performance group median for the five-year period ended March 31, 2013, but underperformed for the one- and three-year periods; (3) the Manager’s explanation that the Fund’s longer-term performance, relative to the performance universe, was adversely impacted by overweighting in certain sectors; (4) the expense ratio of the Institutional Class of the Fund was higher than the median of its Lipper expense universe and Lipper expense group; (5) the Institutional Class of the Fund was categorized by Morningstar as having a high expense ratio; (6) PENN Capital Management Company, Inc. (“PENN”) is relatively new to the Fund; and (7) the level of the Fund’s expense ratio is likely to decrease as the Fund grows.

In considering the renewal of the Investment Advisory Agreement with Franklin Advisors, Inc. (“Franklin”), Logan Circle Partners, L.P. (“Logan Circle”) and PENN, the Trustees considered the following additional factors: (1) Franklin outperformed the Lipper performance universe median for the one-, three- and five-year periods ended March 31, 2013; (2) Logan Circle outperformed the Lipper performance universe median for the one- and three-year periods ended March 31, 2013; (3) PENN outperformed the Lipper performance universe median for the one-year period ended March 31, 2013; (4) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (5) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon High Yield Bond Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon High Yield Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Retirement Income and Appreciation Fund

In considering the renewal of the Management Agreement for the American Beacon Retirement Income and Appreciation Fund, the Trustees considered the following additional factors: (1) the American Beacon Retirement Income and Appreciation Fund outperformed the Lipper performance universe median for the five-year period ended March 31, 2013, but underperformed for the one- and three-year periods; (2) the Fund outperformed the Lipper performance group median for the one- and five-year periods ended March 31, 2013, but underperformed for the three-year period; (3) the Manager’s representation that, due to the diverse nature of the Lipper performance universe and group, the Fund’s performance relative to its benchmark index may be more appropriate than a comparison to the Fund’s performance universe or group; (4) the Fund outperformed its benchmark index for the one-year period ended March 31, 2013, but underperformed for the three- and five-year periods; (5) the Fund’s investment strategy includes a fixed allocation between investment grade bonds and a convertibles strategy and is appropriate for investors desiring this type of investment exposure; (6) the Manager outperformed the Lipper performance universe median with respect to its allocated portion of the Fund’s assets for the five-year period ended March 31, 2013, but underperformed for the one- and three-year periods; (7) the Manager outperformed its applicable benchmark index for the one-, three- and five-year periods ended March 31, 2013; (8) the expense ratio of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (9) the Investor Class of the Fund was categorized by Morningstar as having a high expense ratio.

In considering the renewal of the Investment Advisory Agreement with Calamos Advisors LLC (“Calamos”), the Trustees considered the following additional factors: (1) Calamos outperformed the Lipper performance universe median for the one-, three- and five-year periods ended March 31, 2013; (2) Calamos underperformed its applicable benchmark index for the one-, three- and five-year periods ended March 31, 2013; (3) representations by Calamos that, for fee rate comparison purposes, it does not manage other accounts comparable to the Fund; and (4) the Manager’s recommendation to continue to retain Calamos.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and Calamos under the Agreements are fair and reasonable; (2) determined that the American Beacon Retirement Income and Appreciation Fund and its shareholders would benefit from the Manager’s and Calamos’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Retirement Income and Appreciation Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Intermediate Bond Fund

In considering the renewal of the Management Agreement for the American Beacon Intermediate Bond Fund, the Trustees considered the following additional factors: (1) the American Beacon Intermediate Bond Fund outperformed the Lipper performance universe median for the ten-year period ended March 31, 2013, but underperformed for the one-, three- and five-year periods; (2) the Fund underperformed the Lipper performance group median for the one-, three- and five-year periods ended March 31, 2013; (3) the Manager’s representation that the Fund’s performance relative to its benchmark index may be more appropriate as compared to the Lipper performance universe or group because the Lipper performance universe and group include certain funds that invest a portion of their assets in high yield securities, whereas the American Beacon Intermediate Bond Fund invests only in investment-grade securities; (4) the Fund outperformed its benchmark index for the one- and ten-year periods ended March 31, 2013, but underperformed its benchmark index for the three- and five-year periods; (5) the Manager outperformed the Lipper performance universe median with respect to its allocated portion of the Fund’s assets for the ten-year period ended March 31, 2013, but underperformed for the one-, three- and five-year periods; (6) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (7) the Institutional Class of the Fund was categorized by Morningstar as having a low expense ratio.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

In considering the renewal of the Investment Advisory Agreement with Barrow, Hanley, MeWhinney & Strauss, LLC (“Barrow”), the Trustees considered the following additional factors: (1) Barrow outperformed the Lipper performance universe median with respect to its allocated portion of the Fund’s assets for the five- and ten-year periods ended March 31, 2013, but underperformed for the one- and three-year periods; (2) representations by Barrow regarding the fee rates it charges other comparable clients; (3) the Manager’s recommendation to continue to retain Barrow.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and Barrow under the Agreements are fair and reasonable; (2) determined that the American Beacon Intermediate Bond Fund and its shareholders would benefit from the Manager’s and the subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Intermediate Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Short-Term Bond Fund

In considering the renewal of the Management Agreement for the American Beacon Short-Term Bond Fund, the Trustees considered the following additional factors: (1) the American Beacon Short-Term Bond Fund underperformed the Lipper performance universe median for the one-, three-, and five-year periods ended March 31, 2013, but outperformed for the ten-year period; (2) the Fund outperformed the Lipper performance group median for the five-year period ended March 31, 2013, but underperformed for the one- and three-year periods; (3) the Manager’s representation that the Fund’s performance relative to its benchmark index may be more appropriate as compared to the Lipper performance universe or group because the Lipper performance universe and group include certain funds that invest a portion of their assets in high yield securities, whereas the American Beacon Short-Term Bond Fund may invest only in investment-grade securities; (4) the Fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2013; (5) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (6) the Institutional Class of the Fund was categorized by Morningstar as having a below average expense ratio.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Short-Term Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Short-Term Bond Fund.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Gerard Arpey (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008)), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (67) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year
Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011—Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/13

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code November 12, 2013 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE.ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$27,203	6/30/2012	*
$203,016	8/31/2012	*
$372,284	10/31/2012	*
$54,406	11/30/2012	*
$163,393	12/31/2012	*
$209,783	8/31/2013
$384,699	10/31/2013
$168,847	12/31/2013
$105,556	1/31/2014

(b)

Audit-Related Fees	Fiscal Year Ended
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013

*	Change from previous reporting.

(c)

Tax Fees	Fiscal Year Ended
$8,250	6/30/2012	*
$34,250	8/31/2012	*
$69,963	10/31/2012	*
$15,000	11/30/2012	*
$22,250	12/31/2012	*
$36,250	8/31/2013
$70,713	10/31/2013
$20,000	12/31/2013
$10,500	1/31/2014

*	Change from previous reporting.

(d)

All Other Fees	Fiscal Year Ended
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013

(e) (1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e) (2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$8,250	$0	N/A	6/30/2012	*
$34,250	$0	N/A	8/31/2012	*
$69,963	$0	N/A	10/31/2012	*
$15,000	$0	N/A	11/30/2012	*
$22,500	$0	N/A	12/31/2012	*
$36,250	$0	N/A	8/31/2013
$70,713	$0	N/A	10/31/2013
$20,000	$0	N/A	12/31/2013
$10,500	$0	N/A	1/31/2014

* Change from previous reporting.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Filed herewith as EX-99.CODE ETH.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a) (3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 9, 2014

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 9, 2014

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: January 9, 2014